UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund:  BlackRock Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock China Fund

BlackRock Energy & Resources Portfolio

BlackRock Global Opportunities Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Opportunities Portfolio

BlackRock Managed Volatility Portfolio (Formerly, BlackRock Asset Allocation Portfolio)

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock U.S. Opportunities Portfolio

BlackRock World Gold Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 09/30/2012

Date of reporting period: 03/31/2012

Item 1 – Report to Stockholders

March 31, 2012

Semi-Annual Report (Unaudited)

BlackRock FundsSM

▶	BlackRock All-Cap Energy & Resources Portfolio

▶	BlackRock China Fund

▶	BlackRock Energy & Resources Portfolio

▶	BlackRock World Gold Fund

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	BLACKROCK FUNDS	MARCH 31, 2012

Dear Shareholder

Twelve months ago, risk assets were charging forward, only to be met with a sharp reversal in May 2011 when escalating political strife in Greece rekindled fears about sovereign debt problems spreading across Europe. Concurrently, global economic indicators signaled that the recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5, 2011, Standard & Poor’s made history by downgrading the US government’s credit rating, and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became a greater influence on trading decisions than the fundamentals of the securities traded, resulting in high correlations between asset prices. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began to show progress toward stemming the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving investor sentiment carried over into the first several months of 2012. Debt problems in Europe stabilized as policymakers secured a bailout plan for Greece and completed the nation’s debt restructuring without significant market disruptions. While concerns about slowing growth in China and a European recession weighed on the outlook for the global economy, an acceleration of the US recovery lifted sentiment. Several consecutive months of stronger jobs data signaled solid improvement in the US labor market, a pivotal factor for economic growth. Meanwhile, the European Central Bank revived financial markets with additional liquidity through its long-term refinancing operations. The improving market conditions and generally better-than-expected economic news lured investors still holding cash on the sidelines back to risk assets. Stocks, commodities and high yield bonds rallied through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The rally softened in late March, however, as concerns about slowing growth in China were refueled by negative signals from the world’s second-largest economy. Additionally, concerns over the European debt crisis resurfaced given uncertainty around policies for sovereign debt financing in peripheral countries and rising yields in Portugal and Spain.

Thanks in large part to an exceptionally strong first quarter of 2012, risk assets, including equities and high yield bonds, posted solid returns for the 6-month period ended March 31, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results, while small-cap stocks finished in slightly negative territory. International and emerging markets, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities experienced mixed results, given recent volatility in yields. US Treasury bonds performed particularly well for the 12-month period; however, an early-2012 sell-off resulted in a negative return for the 6–month period. Municipal bonds staged a solid advance over the past year. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

While markets have improved in recent months, considerable headwinds remain. Europe faces a prolonged recession and the financial situations in Italy, Portugal and Spain remain worrisome. Higher oil and gasoline prices along with slowing growth in China and other emerging-market countries weigh heavily on the future of the global economy. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While markets have improved in recent months, considerable headwinds remain.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	25.89%	8.54%
US small cap equities (Russell 2000® Index)	29.83	(0.18)
International equities (MSCI Europe, Australasia, Far East Index)	14.56	(5.77)
Emerging market equities (MSCI Emerging Markets Index)	19.12	(8.81)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.01	0.06
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(1.05)	14.92
US investment grade bonds (Barclays US Aggregate Bond Index)	1.43	7.71
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.16	12.56
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	12.17	6.43

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2012	BlackRock All-Cap Energy & Resources Portfolio

Investment Objective
BlackRock All-Cap Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.
Portfolio Management Commentary

How did the Fund perform?
—

For the six-month period ended March 31, 2012, the Fund posted a positive double-digit return, but underperformed its custom benchmark, which is a blend of 70% Wilshire 5000 Modified Energy Cap Weighted Index and 30% MSCI All-Country World Energy Index. The Fund also underperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Fund’s custom blended benchmark.

What factors influenced performance?
—

The Fund benefited from its sizable exposure to oil-focused names within the oil & gas exploration & production sub-industry. Oil producers such as Whiting Petroleum Corp., Plains Exploration & Production Co. and Energy XXI Bermuda Ltd. posted solid double-digit gains on stronger global pricing and increased recognition of their respective production profiles. Natural gas producers in this group suffered the impact of extremely low natural gas prices and thus muted the otherwise strong performance from oil-oriented stocks.

—

The largest detractor from returns relative to the custom blended benchmark was the Fund’s overweight allocation to gold names. Gold stocks dropped off sharply in tandem with spot market prices in the beginning of the fourth quarter of 2011, but did not keep pace with the recovery in gold spot prices during January and February of 2012.

—

The Fund’s overweight in oil, gas & consumable fuels also detracted substantially. Coal names struggled throughout the period from the effects of the warm winter in the United States. Negative performance was exacerbated by the impact of power producers switching to natural gas, as natural gas prices traded at historically low levels. Alpha Natural Resources, Inc., Peabody Energy Corp. and CONSOL Energy, Inc. had the largest impact on relative returns within the group.

—

The Fund’s lack of exposure to refiners, one of the best-performing segments in the first quarter of 2012, hampered returns as a widening spread between global and US crude oil prices enabled these companies to realize higher margins.

Describe recent portfolio activity.
—	During the six-month period, positioning in the portfolio remained relatively unchanged.

Describe portfolio positioning at period end.
—

At period end, the Fund continued to favor oil-focused names across the capitalization spectrum. The Fund maintained exposure to coal and low-cost natural gas producers that have experienced selling pressure in recent months.

—

With energy stocks implying prices of $80 per barrel for crude oil and $2 per ton for coal margins as of period end, Fund management believes the sector is poised to rally from its oversold/under-owned conditions. While the timing of such a rebound remains uncertain given macroeconomic headwinds, Fund management believes the energy sector offers compelling value.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Whiting Petroleum Corp.	5%
Silver Wheaton Corp.	4
EOG Resources, Inc.	4
Occidental Petroleum Corp.	4
Core Laboratories NV	4
Apache Corp.	3
CONSOL Energy, Inc.	3
Goldcorp, Inc.	3
Chevron Corp.	3
Plains Exploration & Production Co.	3

Industry Allocation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	74%
Energy Equipment & Services	15
Metals & Mining	9
Chemicals	2

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

4	BLACKROCK FUNDS	MARCH 31, 2012

BlackRock All-Cap Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]

The Wilshire 5000 Modified Energy Cap Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index which have been market capitalization weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

[5]

The MSCI All-Country World Energy Index is comprised of the energy sector constituents of the MSCI All-Country World Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

[6]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2012

		Average Annual Total Returns[7]
		1 Year		5 Years		Since Inception[8]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	17.46%	(22.37)%	N/A	2.81%	N/A	8.89%	N/A
Service	17.23	(22.63)	N/A	2.42	N/A	8.47	N/A
Investor A	17.14	(22.73)	(26.79)%	2.40	1.31%	8.45	7.63%
Investor B	16.68	(23.31)	(26.76)	1.63	1.30	7.64	7.64
Investor C	16.65	(23.28)	(24.05)	1.65	1.65	7.68	7.68
S&P 500® Index	25.89	8.54	N/A	2.01	N/A	4.30	N/A
70% Wilshire 5000 Modified Energy Cap Weighted Index / 30% MSCI All-Country World Energy Index	23.55	(10.61)	N/A	4.78	N/A	10.32	N/A
[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on February 16, 2005.
N/A - Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[9]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,174.60	$5.06	$1,000.00	$1,020.35	$4.70	0.93%
Service	$1,000.00	$1,172.30	$6.90	$1,000.00	$1,018.65	$6.41	1.27%
Investor A	$1,000.00	$1,171.40	$7.27	$1,000.00	$1,018.30	$6.76	1.34%
Investor B	$1,000.00	$1,166.80	$11.38	$1,000.00	$1,014.50	$10.58	2.10%
Investor C	$1,000.00	$1,166.50	$11.21	$1,000.00	$1,014.65	$10.43	2.07%
[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2012	5

Fund Summary as of March 31, 2012	BlackRock China Fund

Investment Objective
BlackRock China Fund’s (the “Fund”) investment objective is to seek to maximize total return. Total return means the combination of capital appreciation and investment income.
Portfolio Management Commentary

How did the Fund perform?
—

For the six-month period ended March 31, 2012, the Fund outperformed its benchmark, the MSCI China 10/40 Index, and the MSCI China Index. The following discussion of relative performance pertains to the MSCI China 10/40 Index.

What factors influenced performance?
—

The Fund outperformed its benchmark as a result of strong stock selection, particularly within the energy and financials sectors. In energy, the Fund’s underweight positions relative to the benchmark in China Shenhua Energy Co., PetroChina Co. Ltd. and Yanzhou Coal Mining Co. Ltd. had a positive impact on performance, as did an overweight holding in China Coal Energy Co. Ltd. Within financials, the Fund’s overweight positions in China CITIC Bank Corp. Ltd. and China Minsheng Banking Corp. Ltd. were the largest contributors to performance. From an individual security perspective, the Fund’s top contributor to performance for the period was diversified electronics manufacturer ZhuZhou CSR Times Electric Co. Ltd. The Fund maintained an overweight position in this core holding as it continued to benefit from the loosening of specific government policy that supports the development of the company’s rail network.

—

Detracting from performance was the Fund’s overweight holding in materials company Huabao International Holdings Ltd., which saw its stock price decline due to allegations of fraud in the final quarter of 2011. An overweight position in wireless communications provider China Unicom Hong Kong Ltd. also had a negative impact on Fund performance during the period.

Describe recent portfolio activity.
—

During the six-month period, the Fund purchased health care stock Sinopharm Group Co. as a long-term structural growth holding. The Fund also added Kingdee International Software Group Co. Ltd. to its portfolio holdings, which reduced the Fund’s underweight in the information technology (“IT”) sector. In the industrials sector, the Fund initiated a small position in AviChina Industry & Technology Co. Ltd., a developer and manufacturer of aviation products, for its attractive long-term growth potential.

—

The Fund reduced exposure to the consumer staples sector during the period by exiting its position and taking profits on Want Want China Holdings Ltd. The Fund also exited its position in China Taiping Insurance Holdings Co. Ltd. and invested some of those proceeds in New China Life Insurance Co. Ltd., but remained underweight in Chinese life insurers overall.

Describe portfolio positioning at period end.
—

As of period end, the Fund maintained sector overweights relative to the MSCI China 10/40 Index in consumer discretionary, health care, industrials and materials, and a marginal overweight in utilities. The Fund was underweight in consumer staples, energy, IT and telecommunications services, and slightly underweight in financials. The Fund ended the period positioned to purchase securities on price weakness amid a trend of downward revisions of corporate earnings reports while continuing to add to its long-term secular growth stocks, particularly in the IT, health care and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
CNOOC Ltd.	7%
Industrial & Commercial Bank of China, H Shares	7
China Mobile Ltd.	7
China Construction Bank Corp., H Shares	6
Bank of China Ltd., H Shares	6
China Petroleum & Chemical Corp., H Shares	4
China Unicom Hong Kong Ltd.	3
China Pacific Insurance Group Co. Ltd., H Shares	3
Zhuzhou CSR Times Electric Co. Ltd., H Shares	3
China CITIC Bank Corp. Ltd., H Shares	3

Sector Allocation	Percent of Long-Term Investments
Financials	36%
Energy	17
Industrials	11
Telecommunication Services	10
Materials	7
Consumer Discretionary	7
Health Care	5
Information Technology	3
Utilities	3
Consumer Staples	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	MARCH 31, 2012

BlackRock China Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund seeks to achieve its objective by investing at least 80% of its total assets in equity securities of companies domiciled, or exercising the predominant part of their economic activity, in China, including its special administrative regions such as Hong Kong, or in instruments with similar economic characteristics.

[3]

A free float-adjusted market capitalization index that is designed to measure equity market performance in China, taking into consideration the concentration constraints of the European Union’s UCITS III regulations.

[4]	An unmanaged free float-adjusted market capitalization index designed to measure equity market performance of China.
[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2012

		Total Returns[6]
		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge
Institutional	20.27%	(17.01)%	N/A
Investor A	20.10	(17.25)	(21.57)%
Investor C	19.71	(17.76)	(18.57)
MSCI China 10/40 Index	19.20	(14.08)	N/A
MSCI China Index	18.82	(14.20)	N/A
[6]

Assuming maximum sales charges, if any. Total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on April 29, 2011.
N/A - Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,202.70	$9.09	$1,000.00	$1,016.75	$8.32	1.65%
Investor A	$1,000.00	$1,201.00	$10.45	$1,000.00	$1,015.50	$9.57	1.90%
Investor C	$1,000.00	$1,197.10	$14.56	$1,000.00	$1,011.75	$13.33	2.65%
[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 366.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2012	7

Fund Summary as of March 31, 2012	BlackRock Energy & Resources Portfolio

Investment Objective
BlackRock Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.
Portfolio Management Commentary

How did the Fund perform?
—

For the six-month period ended March 31, 2012, the Fund posted a positive double-digit return, but underperformed its benchmark, the Wilshire 5000 Modified Energy Equal Weighted Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Fund’s benchmark.

What factors influenced performance?
—

The Fund benefited from its sizable exposure to oil-focused names in the oil & gas exploration & production sub-industry. Oil producers such as Plains Exploration & Production Co., Energy XXI Bermuda Ltd. and Clayton Williams Energy, Inc. posted solid double-digit gains on stronger global pricing and increased recognition of their respective production profiles. Cobalt International Energy, Inc. stock price more than doubled on the announcement of the company’s exploration success off the coast of Africa. Natural gas producers in this group suffered the impact of extremely low natural gas prices and thus muted the otherwise strong performance from oil-oriented stocks.

—

The Fund also benefited from stock selection in oil & gas storage & transportation, as Cheniere Energy, Inc. shares soared on the company’s significant progress toward becoming the first viable candidate to export liquefied natural gas.

—

The largest detractor from returns relative to the benchmark was the Fund’s overweight allocation to the oil, gas & consumable fuels segment. Coal names struggled throughout the period from the effects of the warm winter in the United States. Negative performance was exacerbated by the impact of power producers switching to natural gas, as natural gas prices traded at historically low levels. Alpha Natural Resources, Inc., Peabody Energy Corp. and CONSOL Energy, Inc. had the

largest impact on relative returns within the group. Stock selection in the oil & gas equipment & services group also detracted from returns, primarily due to the Fund’s lack of exposure to several strong-performing stocks within the customized benchmark including OYO Geospace Corp., which returned close to 90% during the period after announcing its contract to monitor deep-water reservoirs off the coast of Brazil.

—

The Fund’s modest overweight position in gold and precious metals also detracted from returns, as equity names did not keep up with spot prices which recovered from large drops in the fourth quarter of 2011. The Fund’s lack of weighting in refiners, one of the best-performing segments in the first quarter, hampered returns as these names benefited from a widening spread between global and US crude oil prices, enabling them to realize higher margins.

Describe recent portfolio activity.
—	During the six-month period, positioning in the portfolio remained relatively unchanged.

Describe portfolio positioning at period end.
—

At period end, the Fund’s holdings reflected an emphasis on small- and mid-sized oil producers with the ability to grow their volumes in the coming years. The Fund also exhibited a preference for low-cost natural gas producers and coal producers, a segment which could be among the last to move up on firming market conditions, but could also have the largest upward move.

—

With energy stocks implying prices of $80 per barrel for crude oil and $2 per ton for coal margins as of period end, Fund management believes the sector is poised to rally from its oversold/under-owned conditions. While the timing of such a rebound remains uncertain given macroeconomic headwinds, Fund management believes the energy sector offers compelling value.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Plains Exploration & Production Co.	6%
CONSOL Energy, Inc.	5
Alpha Natural Resources, Inc.	5
Energy XXI Bermuda Ltd.	4
Range Resources Corp.	4
Clayton Williams Energy, Inc.	4
Pioneer Natural Resources Co.	4
EQT Corp.	4
Weatherford International Ltd.	3
Peabody Energy Corp.	3

Industry Allocation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	80%
Energy Equipment & Services	13
Metals & Mining	7

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

8	BLACKROCK FUNDS	MARCH 31, 2012

BlackRock Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]

The Wilshire 5000 Modified Energy Equal Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index which have been equally weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

Performance Summary for the Period Ended March 31, 2012

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	21.99%	(23.81)%	N/A	3.14%	N/A	15.99%	N/A
Investor A	21.79	(24.06)	(28.04)%	2.80	1.69%	15.60	14.98%
Investor B	21.36	(24.63)	(27.88)	2.02	1.82	14.93	14.93
Investor C	21.32	(24.61)	(25.33)	2.06	2.06	14.78	14.78
S&P 500® Index	25.89	8.54	N/A	2.01	N/A	4.12	N/A
Wilshire 5000 Modified Energy Equal Weighted Index	24.83	(13.29)	N/A	6.63	N/A	16.11	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,219.90	$5.49	$1,000.00	$1,020.05	$5.00	0.99%
Investor A	$1,000.00	$1,217.90	$7.49	$1,000.00	$1,018.25	$6.81	1.35%
Investor B	$1,000.00	$1,213.60	$11.62	$1,000.00	$1,014.50	$10.58	2.10%
Investor C	$1,000.00	$1,213.20	$11.40	$1,000.00	$1,014.70	$10.38	2.06%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2012	9

Fund Summary as of March 31, 2012	BlackRock World Gold Fund

Investment Objective
BlackRock World Gold Fund’s (the “Fund”) investment objective is to seek to maximize total return. Total return means the combination of capital appreciation and investment income.
Portfolio Management Commentary

How did the Fund perform?
—	For the six-month period ended March 31, 2012, the Fund outperformed its benchmark, the FTSE Gold Mines Index.

What factors influenced performance?
—

The Fund’s exposure to several small-to-mid-cap gold companies with a focus on development projects contributed to performance during the six-month period, with investments in European Goldfields Ltd., Banro Corp. and B2Gold Corp. performing particularly well. Shares of European Goldfields Ltd. moved higher following the company’s acquisition by Eldorado Gold Corp. in the fourth quarter 2011. Banro Corp., a developer operating in the Democratic Republic of the Congo, announced a positive operations update for its Twangiza open-pit gold mine, reassuring investors that its production increase is on schedule. B2Gold Corp. continued to deliver on production guidance while keeping its operating costs low. The Fund’s allocation to non-gold holdings also aided performance. Silver producers were among the strongest of these, as they benefited from a 75% rise in the average silver price in 2011 relative to the average price in 2010.

—

Detracting from relative performance was the Fund’s holding of Kinross Gold Corp., a North American-listed gold producer. During the period, Kinross Gold Corp. reported that the development of its Tasiast mine in Mauritania was facing some delays and wrote down $2.9 billion in goodwill against this asset.

—

The Fund’s broad underweight to the major large-cap gold producers was a source of negative performance in the fourth quarter of 2011, as these stocks broadly held up better than their mid-tier counterparts in the risk-averse environment.

Describe recent portfolio activity.
—

The Fund added to its position in Eldorado Gold Corp. in early 2012, after the stock sold off due to its acquisition of European Goldfields Ltd. Eldorado Gold Corp. stock has been trading on a lower valuation, presenting an attractive buying opportunity. The Fund initiated a new position in Canadian-listed stock Osisko Mining Corp., which recently worked to resolve issues at its flagship Malartic mine. The outlook for Osisko Mining Corp. is positive given increased production and lower operational risk at the Malartic mine. The Fund sold its entire position in small-cap gold producer Guyana Goldfields, Inc. due to uncertainty about its feasibility study.

Describe portfolio positioning at period end.
—

At period end, the Fund had 84% of its portfolio invested in gold companies, 12% in silver companies and 3% in platinum names, with the remaining assets allocated to other metals and minerals and cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Newcrest Mining Ltd.	9%
Goldcorp, Inc.	9
Eldorado Gold Corp.	6
Fresnillo Plc.	6
Kinross Gold Corp.	5
Yamana Gold, Inc.	5
Randgold Resources Ltd. - ADR	5
Industrias Penoles SAB de CV	4
Barrick Gold Corp.	3
Alamos Gold, Inc.	3

Geographic Allocation	Percent of Long-Term Investments
Canada	49%
Australia	15
Mexico	9
South Africa	7
Jersey, Channel Islands	6
United States	5
Peru	5
United Kingdom	4

10	BLACKROCK FUNDS	MARCH 31, 2012

BlackRock World Gold Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of gold-related companies.

[3]	An index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold.
[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2012

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(6.06)%	(16.02)%	N/A	3.70%	N/A
Investor A	(6.13)	(16.17)	(20.58)%	3.48	0.52%
Investor C	(6.55)	(16.90)	(17.73)	2.65	2.65
FTSE Gold Mines Index	(11.65)	(17.46)	N/A	(0.97)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on May 26, 2010.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$939.40	$6.01	$1,000.00	$1,018.80	$6.26	1.24%
Investor A	$1,000.00	$938.70	$7.22	$1,000.00	$1,017.55	$7.52	1.49%
Investor C	$1,000.00	$934.50	$10.98	$1,000.00	$1,013.65	$11.43	2.27%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 366.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2012	11

About Fund Performance

—	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

—	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

—	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

—

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

—

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for the BlackRock Energy & Resources Portfolio for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with BlackRock Energy & Resources Portfolio on that date.

The Funds’ investment advisor, BlackRock Advisors, LLC (the “Manager”), waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

12	BLACKROCK FUNDS	MARCH 31, 2012

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2011 and held through March 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including foreign currency exchange contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’

ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	13

Schedule of Investments March 31, 2012 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Chemicals – 1.6%
Potash Corp. of Saskatchewan, Inc.	259,000	$11,833,710

Energy Equipment & Services – 15.1%
Atwood Oceanics, Inc. (a)	93,100	4,179,259
Basic Energy Services, Inc. (a)	182,300	3,162,905
Calfrac Well Services Ltd.	53,400	1,493,669
Core Laboratories NV	208,600	27,445,502
Halliburton Co.	221,100	7,338,309
Key Energy Services, Inc. (a)(b)	898,600	13,883,370
National Oilwell Varco, Inc.	145,000	11,523,150
Patterson-UTI Energy, Inc.	482,133	8,336,080
Schlumberger Ltd.	148,641	10,394,465
Seadrill Ltd.	322,200	12,098,602
Technip SA	80,900	9,553,110
Trican Well Service Ltd.	435,600	6,397,854

		115,806,275

Metals & Mining – 8.8%
Eldorado Gold Corp.	692,020	9,504,911
Goldcorp, Inc.	524,652	23,640,819
Silver Wheaton Corp.	1,022,124	33,934,517

		67,080,247

Oil, Gas & Consumable Fuels – 72.7%
Alpha Natural Resources, Inc. (a)	1,178,219	17,920,711
Anadarko Petroleum Corp.	143,900	11,273,126
Angle Energy, Inc. (a)	575,400	3,253,552
Apache Corp.	255,630	25,675,477
Bill Barrett Corp. (a)	325,800	8,474,058
Bonanza Creek Energy, Inc. (a)(b)	367,900	8,038,615
Cenovus Energy, Inc.	368,260	13,235,264
Cheniere Energy, Inc. (a)	554,600	8,307,908
Chesapeake Energy Corp.	644,400	14,930,748
Chevron Corp.	215,000	23,056,600
Concho Resources, Inc. (a)	70,200	7,166,016
CONSOL Energy, Inc.	699,830	23,864,203
Continental Resources, Inc. (a)(b)	156,400	13,422,248
Crescent Point Energy Corp.	449,370	19,345,278
Crew Energy, Inc. (a)	436,300	4,164,195
Denbury Resources, Inc. (a)	1,034,690	18,862,399
Energy XXI Bermuda Ltd. (a)	413,800	14,942,318
EOG Resources, Inc.	276,370	30,704,707
EQT Corp.	155,110	7,477,853
Exxon Mobil Corp.	133,400	11,569,782
Gasco Energy, Inc. (a)	1,528,300	408,362
Guide Exploration Ltd., Class A (a)	781,394	1,723,462
Hess Corp.	154,270	9,094,217
Hugoton Royalty Trust	1	15
James River Coal Co. (a)(b)	493,800	2,528,256

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Kodiak Oil & Gas Corp. (a)(b)	853,600	$8,501,856
Kosmos Energy Ltd. (a)	312,000	4,130,880
Noble Energy, Inc.	210,700	20,602,246
Occidental Petroleum Corp.	312,050	29,716,521
OGX Petroleo e Gas Participacoes SA (a)	1,190,900	9,864,093
Patriot Coal Corp. (a)(b)	447,816	2,794,372
Peabody Energy Corp.	496,390	14,375,454
PetroBakken Energy Ltd., Class A	108,842	1,812,487
PetroChina Co. Ltd. - ADR	37,790	5,310,629
Pioneer Natural Resources Co.	110,800	12,364,172
Plains Exploration & Production Co. (a)	494,010	21,069,527
Range Resources Corp.	254,700	14,808,258
Rex Energy Corp. (a)(b)	425,400	4,543,272
Rosetta Resources, Inc. (a)(b)	231,200	11,273,312
Royal Dutch Shell Plc - ADR	187,800	13,170,414
Southwestern Energy Co. (a)	168,400	5,153,040
Statoil ASA	427,022	11,590,282
StatoilHydro ASA - ADR	180,240	4,886,306
Suncor Energy, Inc.	416,180	13,609,086
Total SA - ADR	217,300	11,108,376
Whiting Petroleum Corp. (a)	672,160	36,498,288

		556,622,241

Total Long-Term Investments (Cost – $641,082,030) – 98.2%		751,342,473

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)(d)	8,924,473	8,924,473

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.24% (c)(d)(e)	$27,397	27,396,922

Total Short-Term Securities (Cost – $36,321,395) – 4.7%		36,321,395

Total Investments (Cost – $677,403,425) – 102.9%		787,663,868
Liabilities in Excess of Other Assets – (2.9)%		(22,345,875)

Net Assets – 100.0%		$765,317,993

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
CAD	Canadian Dollar
MXN	Mexican Peso
USD	US Dollar

See Notes to Financial Statements.

14	BLACKROCK FUNDS	MARCH 31, 2012

Schedule of Investments (concluded)	BlackRock All-Cap Energy & Resources Portfolio

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Net Activity	Shares/ Beneficial Interest Held at March 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	35,736,782	(26,812,309)	8,924,473	$8,572
BlackRock Liquidity Series, LLC Money Market Series	$7,413,123	$19,983,799	$27,396,922	$41,208

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Chemicals	$11,833,710	–	–	$11,833,710
Energy Equipment & Services	94,154,563	$21,651,712	–	115,806,275
Metals & Mining.	67,080,247	–	–	67,080,247
Oil, Gas & Consumable Fuels	545,031,959	11,590,282	–	556,622,241
Short-Term Securities	8,924,473	27,396,922	–	36,321,395

Total	$727,024,952	$60,638,916	–	$787,663,868

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	15

Schedule of Investments March 31, 2012 (Unaudited)	BlackRock China Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 0.6%
AviChina Industry & Technology Co. Ltd., H Shares	36,000	$16,504
Automobiles – 1.6%
Dongfeng Motor Group Co. Ltd., H Shares	24,000	43,330
Chemicals – 2.4%
Huabao International Holdings Ltd.	99,000	64,381
Commercial Banks – 21.3%
Bank of China Ltd., H Shares	399,000	160,822
China CITIC Bank Corp. Ltd., H Shares	111,200	66,873
China Construction Bank Corp., H Shares	210,000	162,255
Industrial & Commercial Bank of China, H Shares	276,000	178,063

		568,013
Construction & Engineering – 2.4%
China Communications Construction Co. Ltd., H Shares	63,000	63,198
Construction Materials – 0.7%
China Shanshui Cement Group Ltd.	11,000	8,683
TCC International Holdings Ltd.	28,000	10,673

		19,356
Diversified Financial Services – 0.6%
China Everbright Ltd.	10,000	15,169
Diversified Telecommunication Services – 3.1%
China Unicom Hong Kong Ltd.	48,000	81,344
Electrical Equipment – 3.1%
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares (a)	22,410	12,149
Zhuzhou CSR Times Electric Co. Ltd., H Shares	27,000	68,982

		81,131
Electronic Equipment, Instruments & Components – 0.1%
China High Precision Automation Group Ltd.	20,000	3,065
Food Products – 0.9%
Uni-President China Holdings Ltd.	34,000	23,862
Health Care Equipment & Supplies – 0.8%
Mindray Medical International Ltd. - ADR	674	22,222
Health Care Providers & Services – 1.6%
Sinopharm Group Co., H Shares	15,200	42,475
Hotels, Restaurants & Leisure – 1.0%
REXLot Holdings Ltd.	300,000	26,656
Independent Power Producers & Energy Traders – 2.7%
China Resources Power Holdings Co. Ltd.	26,000	48,146
Datang International Power Generation Co. Ltd., H Shares	66,000	23,287

		71,433
Insurance – 6.0%
AIA Group Ltd.	7,600	27,843
China Life Insurance Co. Ltd., H Shares	16,000	41,517
China Pacific Insurance Group Co. Ltd., H Shares	24,800	76,806
New China Life Insurance Co. Ltd., H Shares	3,312	13,499

		159,665
Life Sciences Tools & Services – 2.0%
WuXi PharmaTech Cayman, Inc. - ADR (a)	3,737	53,813

Common Stocks	Shares	Value
Machinery – 1.3%
China Rongsheng Heavy Industry Group Co. Ltd.	67,000	$17,687
CSR Corp. Ltd., H Shares	21,000	14,332
Zoomlion Heavy Industry Science and Technology Co. Ltd., H Shares	2,600	3,462

		35,481
Marine – 0.8%
China Shipping Development Co. Ltd., H Shares	32,000	22,170
Metals & Mining – 2.5%
Angang Steel Co. Ltd., H Shares	26,000	16,707
Shougang Fushan Resources Group Ltd.	76,000	25,739
Zijin Mining Group Co. Ltd., H Shares	60,000	23,797

		66,243
Multiline Retail – 0.3%
PCD Stores Group Ltd.	60,000	8,499
Oil, Gas & Consumable Fuels – 15.3%
China Coal Energy Co., Ltd., H Shares	52,000	58,324
China Petroleum & Chemical Corp., H Shares	102,000	111,122
CNOOC Ltd.	91,000	187,026
PetroChina Co. Ltd., H Shares	36,000	50,902

		407,374
Paper & Forest Products – 1.0%
Lee & Man Paper Manufacturing Ltd.	38,000	17,714
Shandong Chenming Paper Holdings Ltd., H Shares	18,000	8,484

		26,198
Real Estate Management & Development – 5.8%
China Vanke Co. Ltd., B Shares	20,100	23,839
Franshion Properties China Ltd.	104,000	26,785
Poly Hong Kong Investments Ltd.	62,000	28,822
Shenzhen Investment Ltd.	106,000	23,069
Shimao Property Holdings Ltd.	27,500	29,357
Shui On Land Ltd.	55,500	22,441

		154,313
Semiconductors & Semiconductor Equipment – 0.7%
Trina Solar Ltd. - ADR (a)	2,550	18,181
Software – 1.9%
Kingdee International Software Group Co. Ltd.	58,000	13,967
Kingsoft Corp. Ltd.	26,000	11,551
Shanda Games Ltd. - ADR (a)	4,900	25,480

		50,998
Specialty Retail – 1.6%
Esprit Holdings Ltd.	3,100	6,227
GOME Electrical Appliances Holding Ltd.	159,000	32,965
Pou Sheng International Holdings Ltd. (a)	18,000	2,272

		41,464
Textiles, Apparel & Luxury Goods – 1.8%
Peak Sport Products Co. Ltd.	58,000	14,041
Ports Design Ltd.	22,500	33,031

		47,072
Transportation Infrastructure – 1.9%
Beijing Capital International Airport Co. Ltd., H Shares	86,000	49,725

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock China Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Wireless Telecommunication Services – 6.6%
China Mobile Ltd.	16,000	$176,060

Total Common Stocks – 92.4%		2,459,395

Participation Notes
Automobiles – 0.4%
Deutsche Bank AG (BYD Co. Ltd.), due 11/10/16 (a)	3,500	9,780

Commercial Banks – 0.8%
Citibank, N.A. (Agricultural Bank of China Ltd.), due 1/20/15 (a)	52,700	22,365
Diversified Financial Services – 2.1%
Morgan Stanley Capital Services, Inc. (China Minsheng Banking Corp. Ltd.), due 5/02/12 (a)	48,500	43,906
Morgan Stanley Capital Services, Inc. (Evergrande Real Estate Group Ltd.), due 5/11/12 (a)	22,000	11,785

		55,691

Insurance – 0.3%
Citibank, N.A. (China Life Insurance Co. Ltd.), due 1/20/15 (a)	3,400	8,803
Machinery – 0.6%
Morgan Stanley Capital Services, Inc. (Zoomlion Heavy Industry Science and Technology Co. Ltd.), due 5/28/12 (a)	11,000	14,647
Metals & Mining – 1.2%
Citibank, N.A. (Baoshan Iron & Steel Co. Ltd.), due 1/20/15 (a)	28,700	21,678
Deutsche Bank AG (Baoshan Iron & Steel Co. Ltd.), due 11/11/19 (a)	6,600	5,076
UBS AG (Baoshan Iron & Steel Co. Ltd.), due 6/18/13 (a)	6,487	4,900

		31,654

Total Participation Notes – 5.4%		142,940

Total Long-Term Investments (Cost – $3,065,364) – 97.8%		2,602,335

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (b)(c)	10,559	10,559

Total Short-Term Securities (Cost – $10,559) – 0.4%		10,559

Total Investments (Cost – $3,075,923) – 98.2%		2,612,894
Other Assets Less Liabilities – 1.8%		47,747

Net Assets – 100.0%		$2,660,641

(a)	Non-income producing security.
(b)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Net Activity	Shares Held at March 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	77,730	(67,171)	10,559	$18

(c)	Represents the current yield as of report date.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	17

Schedule of Investments (concluded)	BlackRock China Fund

The following table summarizes the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	–	$16,504	–	$16,504
Automobiles	–	43,330	–	43,330
Chemicals	–	64,381	–	64,381
Commercial Banks	–	568,013	–	568,013
Construction & Engineering	–	63,198	–	63,198
Construction Materials	–	19,356	–	19,356
Diversified Financial Services	–	15,169	–	15,169
Diversified Telecommunication Services	–	81,344	–	81,344
Electrical Equipment	–	81,131	–	81,131
Electronic Equipment, Instruments & Components	$3,065	–	–	3,065
Food Products	–	23,862	–	23,862
Health Care Equipment & Supplies	22,222	–	–	22,222
Health Care Providers & Services	–	42,475	–	42,475
Hotels, Restaurants & Leisure	–	26,656	–	26,656
Independent Power Producers & Energy Traders	–	71,433	–	71,433
Insurance	13,499	146,166	–	159,665
Life Sciences Tools & Services	53,813	–	–	53,813
Machinery	–	35,481	–	35,481
Marine	–	22,170	–	22,170
Metals & Mining	–	66,243	–	66,243
Multiline Retail	–	8,499	–	8,499
Oil, Gas & Consumable Fuels	–	407,374	–	407,374
Paper & Forest Products	–	26,198	–	26,198
Real Estate Management & Development	–	154,313	–	154,313
Semiconductors & Semiconductor Equipment	18,181	–	–	18,181
Software	25,480	25,518	–	50,998
Specialty Retail	–	41,464	–	41,464

Valuation Inputs	Level 1	Level 2	Level 3	Total
Textiles, Apparel & Luxury Goods	$33,031	$14,041	–	$47,072
Transportation Infrastructure	–	49,725	–	49,725
Wireless Telecom- munication Services	–	176,060	–	176,060
Participation Notes:
Automobiles	9,780	–	–	9,780
Commercial Banks	22,365	–	–	22,365
Diversified Financial Services	55,691	–	–	55,691
Insurance	8,803	–	–	8,803
Machinery	14,647	–	–	14,647
Metals & Mining	31,654	–	–	31,654
Short-Term Securities	10,559	–	–	10,559

Total	$322,790	$2,290,104	–	$2,612,894

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2012

Schedule of Investments March 31, 2012 (Unaudited)	BlackRock Energy & Resources Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Capital Markets – 0.1%
Treasure Island Royalty Trust (a)	643,822	$824,092

Commercial Services & Supplies – 0.0%
Republic Resources, Inc. (a)	28,750	–

Diversified Financial Services – 0.0%
Sprott Resource Lending Corp.	61,000	99,684

Electrical Equipment – 0.0%
ITM Power Plc (a)	525,200	565,984

Electronic Equipment, Instruments & Components – 0.0%
Opsens, Inc. (a)	2,175,000	512,432

Energy Equipment & Services – 12.7%
Diamond Offshore Drilling, Inc.	147,100	9,818,925
Essential Energy Services Ltd. (a)	925,069	2,170,195
Gasfrac Energy Services, Inc. (a)	211,900	1,595,437
Geokinetics, Inc. (a)(b)	1,039,033	1,828,698
Halliburton Co.	800,326	26,562,820
Lufkin Industries, Inc.	112,368	9,062,479
McDermott International, Inc. (a)	700,000	8,967,000
Parker Drilling Co. (a)	884,700	5,281,659
Pioneer Drilling Co. (a)	1,000,000	8,800,000
Poseidon Concepts Corp.	42,481	597,108
Schlumberger Ltd.	199,600	13,958,028
Strad Energy Services Ltd.	242,100	1,288,838
Transocean Ltd.	132,500	7,247,750
Wavefront Technology Solutions, Inc. (a)	710,000	562,334
Weatherford International Ltd. (a)	2,686,496	40,539,225
Western Energy Services Corp. (a)	591,860	4,830,057
Western Energy Services Corp. (Acquired 2/25/10, cost $3,752,521) (a)(c)	1,000,000	8,160,810
Xtreme Coil Drilling Corp. (a)	527,700	1,655,924

		152,927,287

Machinery – 0.0%
Railpower Technologies Corp. (a)	360,600	–

Metals & Mining – 6.9%
Alexco Resource Corp. (a)	967,683	6,776,925
Archipelago Resources Plc (a)	2,247,400	2,336,548
Baja Mining Corp. (a)	3,654,800	3,517,578
Balmoral Resources Ltd. (a)	1,500,000	1,188,030
Banro Corp. (a)	1,000,000	4,631,811
Brigus Gold Corp. (a)	1,368,600	1,042,795
Crosshair Energy Corp. (a)	139,900	70,129
Dalradian Resources, Inc. (a)	1,000,900	1,485,119
Eastmain Resources, Inc. (a)	3,700,000	4,636,824
Eldorado Gold Corp.	168,965	2,320,738
Eurasian Minerals, Inc. (a)	400,000	922,352
Explor Resources, Inc. (a)	1,000,000	215,550
Freeport-McMoRan Copper & Gold, Inc.	600,000	22,824,000
Goldcorp, Inc.	4,600	207,345
Golden Predator Corp. (a)	2,000,000	1,223,119
Helio Resource Corp. (a)	3,000,000	691,764
Imperial Metals Corp. (a)	120,924	2,022,169
Kilo Goldmines Ltd. (a)	4,805,300	963,517
Kinross Gold Corp.	111,175	1,088,403
Lake Shore Gold Corp. (a)	1,294,602	1,336,849
MAG Silver Corp. (a)	964,000	9,761,291
Minaurum Gold, Inc. (a)	2,000,000	521,329
Nevsun Resources Ltd.	554,800	2,046,884
Oromin Explorations Ltd. (a)	1,850,000	1,613,615
Paramount Gold and Silver Corp. (a)	219,437	497,195

Common Stocks	Shares	Value

Metals & Mining (concluded)
Pilot Gold, Inc. (a)	1,000,000	$1,814,627
Probe Mines Ltd. (a)	130,800	177,031
Renaissance Gold, Inc. (a)	750,000	654,168
Romarco Minerals, Inc. (a)	223,000	221,334
Sunridge Gold Corp. (a)(b)	6,325,559	2,917,196
Virginia Mines, Inc. (a)	216,350	2,114,805
West Kirkland Mining, Inc. (a)	500,000	416,061

		82,257,101

Oil, Gas & Consumable Fuels – 80.9%
Alpha Natural Resources, Inc. (a)	3,516,189	53,481,235
Americas Petrogas, Inc. (a)	2,655,000	9,475,964
Angle Energy, Inc. (a)	1,505,800	8,514,424
Antares Energy Ltd. (Acquired 6/14/10, cost $5,189,100) (a)(c)	10,000,000	5,179,255
Arch Coal, Inc.	1,828,800	19,586,448
Arsenal Energy, Inc. (a)	2,572,000	1,701,860
Atlas Energy LP	2	66
ATP Oil & Gas Corp. (a)	268,800	1,975,680
Aurora Oil & Gas Ltd. (a)	1,148,400	4,547,777
Baytex Energy Corp.	169,948	8,824,108
Bellatrix Exploration Ltd. (a)	1,040,732	5,488,245
Bonanza Creek Energy, Inc. (a)	202,300	4,420,255
BPZ Resources, Inc. (a)	1,499,600	6,043,388
Cabot Oil & Gas Corp.	234,400	7,306,248
Carrizo Oil & Gas, Inc. (a)	400,400	11,315,304
Cequence Energy Ltd. (a)	57,000	75,432
Cheniere Energy, Inc. (a)	1,534,800	22,991,304
Chesapeake Energy Corp.	550,000	12,743,500
Clayton Williams Energy, Inc. (a)	599,421	47,618,004
Coastal Energy Co. (a)	1,303,500	20,399,654
Cobalt International Energy, Inc. (a)	738,187	22,167,756
Compton Petroleum Corp. (Acquired 9/24/04, cost $727,951) (a)(c)	521	2,074
Comstock Resources, Inc. (a)	203,300	3,218,239
CONSOL Energy, Inc.	1,725,000	58,822,500
Crew Energy, Inc. (a)	1,380,537	13,176,313
Crew Energy, Inc. (Acquired 6/24/98 through 10/09/98, cost $183,115) (a)(c)	191,300	1,825,831
Crocotta Energy, Inc. (a)	2,182,400	6,038,823
DeeThree Exploration Ltd. (a)	979,300	4,359,208
Delphi Energy Corp. (a)	955,200	1,369,428
Denbury Resources, Inc. (a)	395,200	7,204,496
Endeavour International Corp. (a)	335,132	3,971,314
Energy XXI Bermuda Ltd. (a)	1,420,780	51,304,366
EOG Resources, Inc.	107,200	11,909,920
EQT Corp.	922,400	44,468,904
Fairborne Energy Ltd. (a)	712,958	1,572,518
Far East Energy Corp. (a)(b)	18,000,000	4,678,200
Forest Oil Corp. (a)	100,000	1,212,000
FX Energy, Inc. (a)	398,500	2,167,840
Gastar Exploration Ltd. (a)	677,960	2,027,100
Goodrich Petroleum Corp. (a)	1,009,700	19,204,494
Gran Tierra Energy, Inc. (a)	1,202,849	7,585,263
Greenfields Petroleum Corp. (Acquired 11/03/10, cost $926,522) (a)(c)	110,000	634,117
Guide Exploration Ltd., Class A (a)	1,001,598	2,209,149
Guide Exploration Ltd., Class A (Acquired 2/09/04, cost $346,401) (a)(c)	173,600	382,896
Gulfport Energy Corp. (a)	88,300	2,571,296
Ithaca Energy, Inc. (a)	268,300	855,375

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	19

Schedule of Investments (continued)	BlackRock Energy & Resources Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
James River Coal Co. (a)	297,600	$1,523,712
Kodiak Oil & Gas Corp. (a)	1,296,600	12,914,136
Lone Pine Resources, Inc. (a)	61,248	398,112
Longview Energy Co. (Acquired 8/13/04, cost $1,281,000) (a)(c)	85,400	1,043,511
Lynden Energy Corp. (a)	200,400	94,429
Magnum Hunter Resources Corp. (a)	1,200,500	7,695,205
Manitok Energy, Inc. (a)	1,996,900	3,443,449
Matador Resources Co. (Acquired 10/14/03 through 4/13/06, cost $2,957,155) (a)(c)	513,393	5,621,653
Max Petroleum Plc (a)	5,000,000	1,016,579
McMoRan Exploration Co. (a)	508,500	5,440,950
Niko Resources Ltd.	302,800	10,652,416
Novus Energy, Inc. (a)	3,422,100	3,568,083
NuVista Energy Ltd. (a)	817,600	3,024,657
Open Range Energy Corp. (a)	48,061	57,821
Pace Oil and Gas Ltd. (a)(b)	2,660,330	13,255,642
Pace Oil and Gas Ltd. (Acquired 9/29/05, cost $1,971,490) (a)(c)	57,740	287,701
Painted Pony Petroleum Ltd., Class A (a)	1,169,900	9,828,826
Palliser Oil & Gas Corp. (a)	1,974,200	1,484,435
Pan Orient Energy Corp. (a)	959,100	3,913,516
Patriot Coal Corp. (a)	477,346	2,978,639
Peabody Energy Corp.	1,045,436	30,275,827
Penn Virginia Corp.	1,608,300	7,317,765
Penn West Petroleum Ltd.	153,333	2,996,100
Petroleum Development Corp. (a)	387,200	14,361,248
Pinecrest Energy, Inc. (a)	662,500	1,952,729
Pioneer Natural Resources Co.	408,100	45,539,879
Plains Exploration & Production Co. (a)	1,656,625	70,655,056
PRD Energy, Inc. (a)	990,200	416,947
Range Resources Corp.	829,200	48,209,688
Rex Energy Corp. (a)	556,300	5,941,284
Rosetta Resources, Inc. (a)	579,000	28,232,040
Scorpio Tankers, Inc. (a)	277,710	1,960,633
Ship Finance International Ltd.	27	413
Sonde Resources Corp. (a)	1,246,060	3,052,847
Sonde Resources Corp. (Acquired 1/15/10, cost $3,034,134) (a)(c)	1,200,000	2,935,486
Southwestern Energy Co. (a)	825,600	25,263,360
Stone Energy Corp. (a)	27,274	779,764
Swift Energy Co. (a)	448,900	13,031,567
Touchstone Exploration, Inc. (a)	2,154,300	842,325
Tourmaline Oil Corp. (a)	57,420	1,269,349
Trilogy Energy Corp.	956,222	25,270,452
Trioil Resources Ltd., Class A (a)	810,183	2,745,419
Uranium One, Inc. (a)	1,005,765	2,793,091
Valero Energy Corp.	357,600	9,215,352
Vero Energy, Inc. (a)	91,642	253,579
Yangarra Resources Ltd. (a)	2,302,800	1,085,083
Yoho Resources, Inc. (a)(b)	2,146,300	5,594,646
ZaZa Energy Corp. (a)	726,557	3,393,021

		970,255,993

Total Common Stocks – 100.6%		1,207,442,573

Warrants (d)	Shares	Value
Oil, Gas & Consumable Fuels – 0.0%
Compton Petroleum Corp. (Issued/Exercisable 8/18/11, 1 Share for 1 Warrant, Expires 8/23/14, Strike Price CAD 11.92)	1,043	$2,300
Magnum Hunter Resources Corp. (Issued/Exercisable 8/29/11, 1 Share for 1 Warrant, Expires 10/14/13, Strike Price USD 10.50)	60,050	–

Total Warrants – 0.0%		2,300

Total Long-Term Investments (Cost – $1,177,469,134) – 100.6%		1,207,444,873

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (e)(f)	95,805	95,805

Total Short-Term Securities (Cost – $95,805) – 0.0%		95,805
Total Investments (Cost – $1,177,564,939) – 100.6%		1,207,540,678
Liabilities in Excess of Other Assets – (0.6)%		(7,769,832)

Net Assets – 100.0%		$1,199,770,846

(a)	Non-income producing security.
(b)	Investments in companies (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Shares Purchased	Shares Held at March 31, 2012	Value at March 31, 2012
Far East Energy Corp.	18,000,000	–	18,000,000	$4,678,200
Geokinetics, Inc.	739,033	300,000	1,039,033	$1,828,698
Pace Oil and Gas Ltd.	2,660,330	–	2,660,330	$13,255,642
Sunridge Gold Corp.	4,325,559	2,000,000	6,325,559	$2,917,196
Yoho Resources, Inc.[1]	2,146,300	–	2,146,300	$5,594,646

[1]	No longer an affiliated company or held by the Fund as of report date.
(c)	Restricted security as to resale. As of report date, the Fund held 2.2% of its net assets, with a current value of $26,073,334 and an original cost of $20,369,389, in these securities.
(d)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2012

Schedule of Investments (concluded)	BlackRock Energy & Resources Portfolio

(e)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Net Activity	Shares Held at March 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	232,783	(136,978)	95,805	$3,475

(f)	Represents the current yield as of report date.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Capital Markets	$824,092	–	–	$824,092
Commercial Services & Supplies	–	–	–	–
Diversified Financial Services	99,684	–	–	99,684
Electrical Equipment	565,984	–	–	565,984
Electronic Equipment, Instruments & Components	512,432	–	–	512,432
Energy Equipment & Services	152,927,287	–	–	152,927,287
Machinery	–	–	–	–
Metals & Mining	82,257,101	–	–	82,257,101
Oil, Gas & Consumable Fuels	959,447,045	$9,765,437	$1,043,511	970,255,993
Warrants	2,300	–	–	2,300
Short-Term Securities	95,805	–	–	95,805
Total	$1,196,731,730	$9,765,437	$1,043,511	$1,207,540,678

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	21

Consolidated Schedule of Investments March 31, 2012 (Unaudited)	BlackRock World Gold Fund

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia – 14.8%
Ampella Mining Ltd. (a)	39,560	$41,145
Aquarius Platinum Ltd.	17,370	39,542
Centamin Plc (a)	19,560	21,560
Dampier Gold Ltd. (a)	21,520	5,240
Evolution Mining Ltd. (a)	33,770	60,922
Indochine Mining Ltd. (a)	151,560	28,813
Integra Mining Ltd. (a)	192,990	103,154
Kingsgate Consolidated Ltd.	2,810	18,658
Medusa Mining Ltd.	7,820	40,747
Newcrest Mining Ltd.	29,000	891,945
Northern Star Resources Ltd. (a)	56,000	49,733
Papillon Resources Ltd. (a)	60,000	67,753
Silver Lake Resources Ltd. (a)	18,648	65,736

		1,434,948
Canada – 48.6%
Agnico-Eagle Mines Ltd.	4,580	152,628
Alamos Gold, Inc.	17,300	317,573
B2Gold Corp. (a)	22,000	94,401
Banro Corp. (a)	30,000	138,954
Barrick Gold Corp.	7,405	321,969
Belo Sun Mining Corp. (a)	58,000	54,078
Centerra Gold, Inc.	10,520	163,582
Detour Gold Corp. (a)	5,600	139,628
Eldorado Gold Corp.	42,000	576,871
Goldcorp, Inc.	19,000	856,424
IAMGOLD Corp.	23,640	314,742
Kinross Gold Corp.	49,500	483,859
Lake Shore Gold Corp. (a)	13,000	13,424
Minefinders Corp. (a)	7,240	101,401
New Gold, Inc. (a)	26,540	262,087
Osisko Mining Corp. (a)	4,340	50,386
Romarco Minerals, Inc. (a)	106,000	105,208
SEMAFO, Inc.	15,900	84,804
Yamana Gold, Inc.	30,400	474,233

		4,706,252
China – 0.1%
Real Gold Mining Ltd.	13,000	7,416
Hong Kong – 0.2%
G-Resources Group Ltd. (a)	228,000	13,958
Jersey, Channel Islands – 5.6%
Minera IRL Ltd. (a)	95,860	102,765
Randgold Resources Ltd. - ADR	5,025	442,100

		544,865
Mexico – 9.3%
Fresnillo Plc	22,000	564,112
Industrias Penoles SAB de CV	7,000	339,692

		903,804
Peru – 4.4%
Cia de Minas Buenaventura SA - ADR	7,300	294,263
Volcan Cia Minera SAA, Class B (a)	96,500	132,409

		426,672
Russia – 0.2%
Polymetal International Plc (a)	1,240	18,316
South Africa – 7.4%
AngloGold Ashanti Ltd.	4,395	162,192

Common Stocks	Shares	Value
South Africa (concluded)
Gold Fields Ltd.	8,580	$118,537
Harmony Gold Mining Co. Ltd.	21,610	236,435
Impala Platinum Holdings Ltd.	9,990	197,295

		714,459
United Kingdom – 3.5%
Archipelago Resources Plc (a)	27,980	29,090
Hochschild Mining Plc	8,810	65,515
Hummingbird Resources Plc (a)	25,000	52,983
Patagonia Gold Plc (a)	68,930	42,723
Petropavlovsk Plc	9,955	88,860
Rio Tinto Plc	1,120	62,078

		341,249
United States – 3.3%
Freeport-McMoRan Copper & Gold, Inc.	2,300	87,492
Gold Resource Corp.	1,280	31,117
Newmont Mining Corp.	4,000	205,080

		323,689
Total Common Stocks – 97.4%		9,435,628

Investment Companies
Jersey, Channel Islands – 0.6%
ETFS Physical Platinum (a)	400	63,562
United States – 1.8%
SPDR Gold Trust (a)	1,050	170,247
Total Investment Companies – 2.4%		233,809

Warrants (b)
Canada – 0.0%
Kinross Gold Corp. (Issued/Exercisable 10/28/10, 1 Share for 1 Warrant, Expires 9/17/14, Strike Price USD 21.30) (a)	757	486
Total Investments (Cost – $10,229,408) – 99.8%		9,669,923
Other Assets Less Liabilities – 0.2%		22,983

Net Assets – 100.0%		$9,692,906

(a)	Non-income producing security.
(b)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

—	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, was as follows:

Affiliate	Shares Held at September 30, 2011	Net Activity	Shares Held at March 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	156,211	(156,211)	–	$27

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2012

Consolidated Schedule of Investments (concluded)	BlackRock World Gold Fund

—	Foreign currency exchange contracts as of March 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	38,554	CAD	38,569	Bank of New York Mellon	4/02/12	$ (113)
USD	9,608	MXN	122,975	Bank of New York Mellon	4/02/12	(4)
USD	27,186	CAD	27,259	Bank of New York Mellon	4/12/12	(143)

Total						$ (260)

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$5,240	$1,429,708	–	$1,434,948
Canada	4,706,252	–	–	4,706,252
China	7,416	–	–	7,416
Hong Kong	–	13,958	–	13,958
Jersey, Channel Islands	544,865	–	–	544,865
Mexico	339,692	564,112	–	903,804
Peru	426,672	–	–	426,672
Russia	18,316	–	–	18,316
South Africa	–	714,459	–	714,459
United Kingdom	124,796	216,453	–	341,249
United States	323,689	–	–	323,689
Investment Companies	233,809	–	–	233,809
Warrants	486	–	–	486
Total	$6,731,233	$2,938,690	–	$9,669,923

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	$(260)	–	–	$(260)
Total	$(260)	–	–	$(260)

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	23

Statements of Assets and Liabilities

March 31, 2012 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock China Fund	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund[1]
Assets
Investments at value – unaffiliated[2,3]	$751,342,473	$2,602,335	$1,178,170,491	$9,669,923
Investments at value – affiliated[4]	36,321,395	10,559	29,370,187	–
Investments sold receivable	6,123,754	–	18,224,483	88,971
Cash	–	3,601	1,502	–
Foreign currency at value[5]	667	2,302	27,802	–
Capital shares sold receivable	764,840	–	1,845,059	35,306
Dividends and reclaims receivable – unaffiliated	404,516	467	282,884	9,749
Securities lending income receivable – affiliated	2,718	–	–	–
Receivable from advisor	–	41,183	–	–
Dividends receivable – affiliated	1,944	5	149	12
Prepaid expenses	71,244	49,033	73,874	35,433

Total assets	795,033,551	2,709,485	1,227,996,431	9,839,394

Liabilities
Collateral on securities loaned at value	27,396,922	–	–	–
Bank overdraft	–	–	–	47,428
Investments purchased payable	–	–	18,743,745	–
Unrealized depreciation on foreign currency exchange contracts	–	–	–	260
Capital shares redeemed payable	1,250,353	29,362	7,404,134	29,927
Investment advisory fees payable.	509,380	–	900,786	21,336
Service and distribution fees payable	161,160	65	323,813	3,023
Other affiliates payable	80,078	–	125,175	–
Custodian fees payable	61,741	7,595	109,800	3,779
Professional fees payable	31,702	5,913	40,697	33,991
Officer’s and Trustees’ fees payable	7,424	1,024	11,728	1,042
Printing fees payable	5,860	–	5,213	–
Other accrued expenses payable	210,938	4,885	560,494	5,702

Total liabilities	29,715,558	48,844	28,225,585	146,488

Net Assets	$765,317,993	$2,660,641	$1,199,770,846	$9,692,906

Net Assets Consist of
Paid-in capital	$764,239,702	$3,214,349	$1,164,875,216	$10,680,747
Accumulated net investment loss	(1,021,738)	(10,640)	(43,606,504)	(105,782)
Accumulated net realized gain (loss)	(108,160,429)	(80,070)	48,526,390	(322,058)
Net unrealized appreciation/depreciation	110,260,458	(462,998)	29,975,744	(560,001)

Net Assets	$765,317,993	$2,660,641	$1,199,770,846	$9,692,906

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost – unaffiliated	$641,082,030	$3,065,364	$1,177,469,134	$10,229,408
[3] Securities loaned at value	$26,679,973	–	–	–
[4] Investments at cost – affiliated	$36,321,395	$10,559	$46,657,999	–
[5] Foreign currency at cost	$566	$2,271	$27,749	–

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2012

Statements of Assets and Liabilities (concluded)

March 31, 2012 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock China Fund	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund[1]
Net Asset Value
Institutional
Net assets	$439,070,513	$2,457,908	$336,534,269	$4,009,832

Shares outstanding[2]	30,798,404	301,188	9,043,505	384,060

Net asset value	$14.26	$8.16	$37.21	$10.44

Service
Net assets	$4,943,565	–	–	–

Shares outstanding[2]	354,491	–	–	–

Net asset value	$13.95	–	–	–

Investor A
Net assets	$195,786,012	$170,434	$683,674,679	$3,032,683

Shares outstanding[2]	14,045,223	20,929	21,070,893	291,062

Net asset value	$13.94	$8.14	$32.45	$10.42

Investor B
Net assets	$18,704,575	–	$13,138,646	–

Shares outstanding[2]	1,399,944	–	547,942	–

Net asset value	$13.36	–	$23.98	–

Investor C
Net assets	$106,813,328	$32,299	$166,423,252	$2,650,391

Shares outstanding[2]	7,980,981	3,982	7,001,808	257,707

Net asset value	$13.38	$8.11	$23.77	$10.28

[1]	Consolidated Statement of Assets and Liabilities.
[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	25

Statements of Operations

Six Months Ended March 31, 2012 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock China Fund	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund[1]
Investment Income
Dividends and reclaims – unaffiliated	$4,104,897	$10,614	$2,565,541	$58,892
Foreign taxes withheld	(274,184)	(235)	(96,418)	(3,762)
Dividends – affiliated	8,572	18	3,475	27
Securities lending – affiliated	41,208	–	–	–

Total income	3,880,493	10,397	2,472,598	55,157

Expenses
Investment advisory	2,944,818	12,578	4,709,466	42,303
Service and distribution – class specific	932,736	276	1,880,744	19,815
Transfer agent – class specific	441,367	270	1,145,554	8,547
Administration	289,118	10,963	444,117	9,120
Administration – class specific	98,225	314	147,871	1,411
Registration	44,204	3,297	67,152	18,013
Professional	30,991	29,115	37,225	29,994
Custodian	30,173	4,050	47,285	6,830
Printing	29,810	10,099	41,688	1,171
Officer and Trustees	11,765	1,418	18,300	1,517
Offering	–	75,460	–	–
Miscellaneous	14,862	7,411	14,956	4,731
Recoupment of past waived fees – class specific	6,525	–	105,854	–

Total expenses	4,874,594	155,251	8,660,212	143,452
Less fees waived by advisor	(6,905)	(12,578)	(2,871)	(40,476)
Less administration fees waived	–	(943)	–	(1,447)
Less administration fees waived – class specific	(3,099)	(299)	(5,255)	(1,406)
Less transfer agent fees waived – class specific	(1,758)	(7)	(2,041)	(452)
Less transfer agent fees reimbursed – class specific	(5,881)	(224)	(17,794)	(7,483)
Less expenses reimbursed by advisor	–	(120,163)	–	(1,680)
Less fees paid indirectly	(122)	–	(304)	(6)

Total expenses after fees waived, reimbursed and paid indirectly	4,856,829	21,037	8,631,947	90,502

Net investment loss	(976,336)	(10,640)	(6,159,349)	(35,345)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments – unaffiliated	(3,248,015)	(58,948)	62,482,359	(161,921)
Foreign currency transactions	(7,429)	48	(12,439)	(1,555)

	(3,255,444)	(58,900)	62,469,920	(163,476)

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	126,335,020	497,295	181,501,191	(459,437)
Investments – affiliated	–	–	(2,669,765)	–
Foreign currency transactions	2,456	(76)	6,732	(190)

	126,337,476	497,219	178,838,158	(459,627)

Total realized and unrealized gain (loss)	123,082,032	438,319	241,308,078	(623,103)

Net Increase (Decrease) in Net Assets Resulting from Operations	$122,105,696	$427,679	$235,148,729	$(658,448)

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MARCH 31, 2012

Statements of Changes in Net Assets

	BlackRock All-Cap Energy & Resources Portfolio		BlackRock China Fund
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Period April 29, 2011[1] to September 30, 2011
Operations
Net investment income (loss)	$(976,336)	$(2,702,610)	$(10,640)	$38,392
Net realized gain (loss)	(3,255,444)	47,587,036	(58,900)	(21,267)
Net change in unrealized appreciation/depreciation	126,337,476	(148,099,558)	497,219	(960,217)

Net increase (decrease) in net assets resulting from operations	122,105,696	(103,215,132)	427,679	(943,092)

Dividends to Shareholders From
Net investment income:
Institutional	–	(3,839,400)	(36,656)	–
Service	–	(26,046)	–	–
Investor A	–	(1,129,552)	(1,275)	–
Investor C	–	–	(364)	–

Decrease in net assets resulting from dividends to shareholders	–	(4,994,998)	(38,295)	–

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(67,194,693)	43,265,442	153,198	3,061,151

Redemption Fees
Redemption fees	–	11,916	–	–

Net Assets
Total increase (decrease) in net assets	54,911,003	(64,932,772)	542,582	2,118,059
Beginning of period	710,406,990	775,339,762	2,118,059	–

End of period	$765,317,993	$710,406,990	$2,660,641	$2,118,059

Undistributed (accumulated) net investment income (loss)	$(1,021,738)	$(45,402)	$(10,640)	$38,295

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	27

Statements of Changes in Net Assets (concluded)

	BlackRock Energy & Resources Portfolio		BlackRock World Gold Fund[1]
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
Operations
Net investment loss	$(6,159,349)	$(8,481,928)	$(35,345)	$(30,854)
Net realized gain (loss)	62,469,920	183,610,918	(163,476)	(119,194)
Net change in unrealized appreciation/depreciation	178,838,158	(346,757,344)	(459,627)	(740,821)

Net increase (decrease) in net assets resulting from operations	235,148,729	(171,628,354)	(658,448)	(890,869)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(6,472,682)	(4,255,273)	(6,994)	(54,178)
Investor A	(12,596,485)	(7,643,972)	–	(17,212)
Investor B	(256,431)	(108,168)	–	–
Investor C	(2,987,927)	(1,292,699)	–	(5,391)
Tax return of capital:
Institutional	–	–	–	(14,591)
Investor A	–	–	–	(4,882)
Investor C	–	–	–	(1,788)
Net realized gain:
Institutional	(6,605,013)	–	–	(48,469)
Investor A	(15,831,908)	–	–	(16,216)
Investor B	(545,981)	–	–	–
Investor C	(5,160,872)	–	–	(5,939)

Decrease in net assets resulting from dividends and distributions to shareholders	(50,457,299)	(13,300,112)	(6,994)	(168,666)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(85,989,561)	198,994,525	(42,202)	6,780,995

Redemption Fees
Redemption fees	–	85,902	–	218

Net Assets
Total increase (decrease) in net assets	98,701,869	14,151,961	(707,644)	5,721,678
Beginning of period	1,101,068,977	1,086,917,016	10,400,550	4,678,872

End of period	$1,199,770,846	$1,101,068,977	$9,692,906	$10,400,550

Accumulated net investment loss	$(43,606,504)	$(15,133,630)	$(105,782)	$(63,443)

[1]	Consolidated Statements of Changes in Net Assets.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2012

Financial Highlights	BlackRock All-Cap Energy & Resources Portfolio

	Institutional									Service

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,							Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,
			2011	2010		2009	2008	2007				2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$12.14		$13.76	$12.46		$16.20	$19.40	$13.85		$11.90		$13.49	$12.24	$16.01	$19.19	$13.75
Net investment income (loss)[1]	0.00	[2]	0.01	0.02		0.02	0.24	0.05		(0.02)		(0.05)	(0.03)	(0.03)	0.12	(0.02)
Net realized and unrealized gain (loss)	2.12		(1.51)[3]	1.38	[3]	(2.14)[3]	(2.90)[3]	5.90	[3]	2.07		(1.47)[3]	1.35 [3]	(2.12)[3]	(2.83)[3]	5.86 [3]
Net increase (decrease) from investment operations	2.12		(1.50)	1.40		(2.12)	(2.66)	5.95		2.05		(1.52)	1.32	(2.15)	(2.71)	5.84
Dividends and distributions from:
Net investment income	–		(0.12)	(0.10)		–	(0.23)	–		–		(0.07)	(0.07)	–	(0.16)	–
Net realized gain	–		–	–		(1.62)	(0.31)	(0.40)		–		–	–	(1.62)	(0.31)	(0.40)
Total dividends and distributions	–		(0.12)	(0.10)		(1.62)	(0.54)	(0.40)		–		(0.07)	(0.07)	(1.62)	(0.47)	(0.40)
Net asset value, end of period	$14.26		$12.14	$13.76		$12.46	$16.20	$19.40		$13.95		$11.90	$13.49	$12.24	$16.01	$19.19

Total Investment Return[4]
Based on net asset value	17.46%	[5]	(11.10)% [6]	11.32%	[6]	(7.53)% [6]	(14.25)% [6]	43.66%	[6]	17.23%	[5]	(11.36)% [6]	10.79% [6]	(7.85)% [6]	(14.59)% [6]	43.16% [6]

Ratios to Average Net Assets
Total expenses	0.94%	[7]	0.93%	0.94%		0.98%	0.89%	0.93%		1.27%	[7]	1.27%	1.34%	1.54%	1.25%	1.42%
Total expenses excluding recoupment of past waived fees	0.94%	[7]	0.91%	0.93%		0.97%	0.89%	0.93%		1.27%	[7]	1.24%	1.27%	1.47%	1.25%	1.42%
Total expenses after fees waived, reimbursed and paid indirectly	0.93%	[7]	0.93%	0.93%		0.93%	0.89%	0.93%		1.27%	[7]	1.26%	1.34%	1.35%	1.25%	1.33%
Net investment income (loss)	0.05%	[7]	0.03%	0.16%		0.17%	1.14%	0.31%		(0.28)%	[7]	(0.30)%	(0.25)%	(0.26)%	0.56%	(0.11)%

Supplemental Data
Net assets, end of period (000)	$439,071		$400,269	$420,071		$328,434	$510,804	$598,747		$4,944		$4,816	$4,231	$3,426	$4,836	$3,435
Portfolio turnover	13%		22%	38%		22%	38%	31%		13%		22%	38%	22%	38%	31%
[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	29

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor A							Investor B

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,					Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,
			2011	2010	2009	2008	2007			2011	2010		2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$11.90		$13.50	$12.24	$16.01	$19.18	$13.75	$11.45		$13.03	$11.84		$15.68	$18.82	$13.59
Net investment income (loss)[1]	(0.02)		(0.06)	(0.03)	(0.02)	0.17	(0.02)	(0.07)		(0.18)	(0.13)		(0.09)	0.01	(0.13)
Net realized and unrealized gain (loss)	2.06		(1.47)[2]	1.35 [2]	(2.13)[2]	(2.87)[2]	5.85 [2]	1.98		(1.40)[2]	1.32	[2]	(2.13)[2]	(2.81)[2]	5.76 [2]
Net increase (decrease) from investment operations	2.04		(1.53)	1.32	(2.15)	(2.70)	5.83	1.91		(1.58)	1.19		(2.22)	(2.80)	5.63
Dividends and distributions from:
Net investment income	–		(0.07)	(0.06)	–	(0.16)	–	–		–	–		–	(0.03)	–
Net realized gain	–		–	–	(1.62)	(0.31)	(0.40)	–		–	–		(1.62)	(0.31)	(0.40)
Total dividends and distributions	–		(0.07)	(0.06)	(1.62)	(0.47)	(0.40)	–		–	–		(1.62)	(0.34)	(0.40)
Net asset value, end of period	$13.94		$11.90	$13.50	$12.24	$16.01	$19.18	$13.36		$11.45	$13.03		$11.84	$15.68	$18.82

Total Investment Return[3]
Based on net asset value	17.14%	[4]	(11.46)% [5]	10.84% [5]	(7.85)% [5]	(14.55)% [5]	43.09% [5]	16.68%	[4]	(12.13)% [5]	10.05%	[5]	(8.56)% [5]	(15.23)% [5]	42.11% [5]

Ratios to Average Net Assets
Total expenses	1.34%	[6]	1.35%	1.34%	1.48%	1.27%	1.34%	2.19%	[6]	2.11%	2.17%		2.35%	2.09%	2.23%
Total expenses excluding recoupment of past waived fees	1.34%	[6]	1.28%	1.32%	1.45%	1.27%	1.34%	2.19%	[6]	2.09%	2.16%		2.33%	2.09%	2.23%
Total expenses after fees waived, reimbursed and paid indirectly	1.34%	[6]	1.34%	1.34%	1.34%	1.26%	1.31%	2.10%	[6]	2.10%	2.10%		2.06%	2.04%	2.04%
Net investment income (loss)	(0.35)%	[6]	(0.38)%	(0.25)%	(0.25)%	0.81%	(0.10)%	(1.11)%	[6]	(1.15)%	(1.03)%		(0.95)%	0.06%	(0.82)%

Supplemental Data
Net assets, end of period (000)	$195,786		$187,017	$207,523	$178,364	$267,422	$347,598	$18,705		$18,872	$27,113		$30,873	$42,399	$55,538
Portfolio turnover	13%		22%	38%	22%	38%	31%	13%		22%	38%		22%	38%	31%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Annualized.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2012

Financial Highlights (concluded)	BlackRock All-Cap Energy & Resources Portfolio

	Investor C

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,
			2011	2010		2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$11.47		$13.04	$11.85		$15.69	$18.84	$13.60
Net investment income (loss)[1]	(0.07)		(0.17)	(0.13)		(0.09)	0.02	(0.13)
Net realized and unrealized gain (loss)	1.98		(1.40)[2]	1.32	[2]	(2.13)[2]	(2.82)[2]	5.77 [2]
Net increase (decrease) from investment operations	1.91		(1.57)	1.19		(2.22)	(2.80)	5.64
Dividends and distributions from:
Net investment income	–		–	–		–	(0.04)	–
Net realized gain	–		–	–		(1.62)	(0.31)	(0.40)
Total dividends and distributions	–		–	–		(1.62)	(0.35)	(0.40)
Net asset value, end of period	$13.38		$11.47	$13.04		$11.85	$15.69	$18.84

Total Investment Return[3]
Based on net asset value	16.65%	[4]	(12.04)% [5]	10.04%	[5]	(8.54)%[5]	(15.21)% [5]	42.15% [5]

Ratios to Average Net Assets
Total expenses	2.07%	[6]	2.05%	2.08%		2.23%	2.02%	2.12%
Total expenses excluding recoupment of past waived fees	2.07%	[6]	2.03%	2.08%		2.21%	2.02%	2.12%
Total expenses after fees waived, reimbursed and paid indirectly	2.07%	[6]	2.04%	2.08%		2.05%	2.01%	2.04%
Net investment income (loss)	(1.08)%	[6]	(1.08)%	(1.00)%		(0.95)%	0.08%	(0.83)%

Supplemental Data
Net assets, end of period (000)	$106,813		$99,433	$116,401		$113,347	$153,512	$207,194
Portfolio turnover	13%		22%	38%		22%	38%	31%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	31

Financial Highlights	BlackRock China Fund

	Institutional		Investor A		Investor C
	Six Months Ended March 31, 2012 (Unaudited)	Period April 29, 2011[1] to September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Period April 29, 2011[1] to September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Period April 29, 2011[1] to September 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$6.90	$10.00	$6.89	$10.00	$6.87	$10.00
Net investment income (loss)[2]	(0.03)	0.13	(0.05)	0.09	(0.07)	0.09
Net realized and unrealized gain (loss)	1.41	(3.23)	1.42	(3.20)	1.41	(3.22)
Net increase (decrease) from investment operations	1.38	(3.10)	1.37	(3.11)	1.34	(3.13)
Dividends from net investment income	(0.12)	–	(0.12)	–	(0.10)	–
Net asset value, end of period	$8.16	$6.90	$8.14	$6.89	$8.11	$6.87

Total Investment Return[3]
Based on net asset value	20.27%	(31.00)%	20.10%	(31.10)%	19.71%	(31.30)%

Ratios to Average Net Assets[4]
Total expenses	12.26%	9.67% [5]	13.81%	12.18% [5]	13.83%	11.73% [5]
Total expenses after fees waived and reimbursed	1.65%	1.65%	1.90%	1.90%	2.65%	2.65%
Net investment income (loss)	(0.82)%	3.39%	(1.14)%	2.47%	(1.80)%	2.30%

Supplemental Data
Net assets, end of period (000)	$2,458	$2,049	$170	$51	$32	$19
Portfolio turnover	20%	14%	20%	14%	20%	14%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 13.81%, 18.86% and 16.54%, respectively.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	MARCH 31, 2012

Financial Highlights	BlackRock Energy & Resources Portfolio

	Institutional												Investor A

	Six Months Ended March 31,		Year Ended September 30,										Six Months Ended March 31,		Year Ended September 30,
	2012 (Unaudited)		2011		2010		2009		2008		2007		2012 (Unaudited)		2011		2010		2009		2008		2007
Per Share Operating Performance
Net asset value, beginning of period	$31.70		$34.98		$32.61		$51.31		$63.42		$68.57		$27.73		$30.63		$28.67		$47.29		$59.02		$64.90
Net investment income (loss)[1]	(0.11)		(0.08)		0.05		(0.07)		(0.13)		(0.02)		(0.16)		(0.20)		(0.12)		(0.13)		(0.32)		(0.16)
Net realized and unrealized gain (loss)	7.08		(2.68)		2.31		(9.60)		(2.78)		14.26		6.21		(2.34)		2.08		(9.46)		(2.29)		13.41
Net increase (decrease) from investment operations	6.97		(2.76)		2.36		(9.67)		(2.91)		14.24		6.05		(2.54)		1.96		(9.59)		(2.61)		13.25
Dividends and distributions from:
Net investment income	(0.72)		(0.52)		–		–		(2.01)		(0.81)		(0.59)		(0.36)		–		–		(1.92)		(0.55)
Net realized gain	(0.74)		–		–		(9.04)		(7.22)		(18.58)		(0.74)		–		–		(9.04)		(7.22)		(18.58)
Total dividends and distributions	(1.46)		(0.52)		–		(9.04)		(9.23)		(19.39)		(1.33)		(0.36)		–		(9.04)		(9.14)		(19.13)
Redemption fees added to paid-in capital	–		0.00	[2]	0.01		0.01		0.03		0.00	[2]	–		0.00	[2]	0.00	[2]	0.01		0.02		0.00	[2]
Net asset value, end of period	$37.21		$31.70		$34.98		$32.61		$51.31		$63.42		$32.45		$27.73		$30.63		$28.67		$47.29		$59.02

Total Investment Return[3]
Based on net asset value	21.99%	[4]	(8.28)%		7.27%	[5,6]	(7.64)%	[7,8]	(6.77)%	[6]	23.55%	[9]	21.79%	[4]	(8.61)%		6.84%	[9,10]	(8.20)%	[6,11]	(6.78)%	[8]	23.25%	[9]

Ratios to Average Net Assets
Total expenses	0.99%	[12]	0.93%		0.97%		1.00%		0.92%		1.07%		1.35%	[12]	1.28%		1.35%		1.40%		1.25%		1.30%
Total expenses excluding recoupment of past waived fees	0.98%	[12]	0.93%		0.97%		0.98%		0.92%		1.07%		1.33%	[12]	1.26%		1.31%		1.38%		1.25%		1.30%
Total expenses after fees waived, reimbursed and paid indirectly	0.99%	[12]	0.92%		0.97%		0.99%		0.92%		1.03%		1.35%	[12]	1.27%		1.35%		1.31%		1.25%		1.29%
Net investment income (loss)	(0.60)%	[12]	(0.18)%		0.13%		(0.25)%		(0.18)%		(0.03)%		(0.96)%	[12]	(0.52)%		(0.39)%		(0.55)%		(0.49)%		(0.28)%

Supplemental Data
Net assets, end of period (000)	$336,534		$306,403		$274,009		$134,187		$82,147		$37,498		$683,675		$632,030		$644,786		$636,437		$689,646		$685,590
Portfolio turnover	9%		40%		16%		25%		32%		15%		9%		40%		16%		25%		32%		15%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.20%.
[6]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (7.66)%.
[8]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.02%.
[9]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 6.77%.
[11]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.23)%.
[12]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	33

Financial Highlights (concluded)	BlackRock Energy & Resources Portfolio

	Investor B												Investor C

	Six Months Ended		Year Ended September 30,										Six Months Ended		Year Ended September 30,
	March 31, 2012 (Unaudited)		2011		2010		2009		2008		2007		March 31, 2012 (Unaudited)		2011		2010		2009		2008		2007
Per Share Operating Performance
Net asset value, beginning of period	$20.65		$22.86		$21.56		$39.68		$50.87		$58.19		$20.55		$22.81		$21.51		$39.61		$50.84		$58.19
Net investment loss[1]	(0.21)		(0.38)		(0.27)		(0.22)		(0.67)		(0.50)		(0.21)		(0.37)		(0.24)		(0.22)		(0.66)		(0.50)
Net realized and unrealized gain (loss)	4.63		(1.73)		1.57		(8.87)		(1.81)		11.82		4.60		(1.69)		1.54		(8.85)		(1.79)		11.83
Net increase (decrease) from investment operations	4.42		(2.11)		1.30		(9.09)		(2.48)		11.32		4.39		(2.06)		1.30		(9.07)		(2.45)		11.33
Dividends and distributions from:
Net investment income	(0.35)		(0.10)		–		–		(1.51)		(0.06)		(0.43)		(0.20)		–		–		(1.58)		(0.04)
Net realized gain	(0.74)		–		–		(9.04)		(7.22)		(18.58)		(0.74)		–		–		(9.04)		(7.22)		(18.58)
Total dividends and distributions	(1.09)		(0.10)		–		(9.04)		(8.73)		(18.64)		(1.17)		(0.20)		–		(9.04)		(8.80)		(18.62)
Redemption fees added to paid-in capital	–		0.00	[2]	0.00	[2]	0.01		0.02		0.00	[2]	–		0.00	[2]	0.00	[2]	0.01		0.02		0.00	[2]
Net asset value, end of period	$23.98		$20.65		$22.86		$21.56		$39.68		$50.87		$23.77		$20.55		$22.81		$21.51		$39.61		$50.84

Total Investment Return[3]
Based on net asset value	21.36%	[4]	(9.33)%		6.03%	[5,6]	(8.74)%	[7,8]	(7.63)%	[9]	22.35%	[6]	21.32%	[4]	(9.25)%		6.04%	[6,10]	(8.68)%	[8,11]	(7.57)%	[9]	22.36%	[6]

Ratios to Average Net Assets
Total expenses	2.15%	[12]	2.07%		2.10%		2.25%		2.01%		2.08%		2.06%	[12]	2.04%		2.06%		2.16%		1.96%		2.02%
Total expenses excluding recoupment of past waived fees	2.15%	[12]	2.03%		2.10%		2.23%		2.01%		2.08%		2.05%	[12]	1.99%		2.05%		2.16%		1.96%		2.02%
Total expenses after fees waived, reimbursed and paid indirectly	2.10%	[12]	2.07%		2.09%		2.05%		2.00%		2.03%		2.06%	[12]	2.03%		2.05%		2.05%		1.96%		2.01%
Net investment loss	(1.70)%	[12]	(1.31)%		(1.17)%		(1.28)%		(1.24)%		(1.01)%		(1.67)%	[12]	(1.29)%		(1.07)%		(1.29)%		(1.21)%		(1.00)%

Supplemental Data
Net assets, end of period (000)	$13,139		$16,450		$25,633		$34,218		$57,174		$80,178		$166,423		$146,186		$142,490		$129,556		$151,409		$144,300
Portfolio turnover	9%		40%		16%		25%		32%		15%		9%		40%		16%		25%		32%		15%
[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.94%.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.77)%.
[8]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.
[9]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.02%.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.95%.
[11]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.71)%.
[12]	Annualized.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	MARCH 31, 2012

Financial Highlights	BlackRock World Gold Fund

	Institutional				Investor A					Investor C

	Six Months Ended March 31, 2012 (Unaudited)[1]	Year Ended September 30, 2011[1]	Period May 26, 2010[2] to September 30, 2010		Six Months Ended March 31, 2012 (Unaudited)[1]		Year Ended September 30, 2011[1]	Period May 26, 2010[2] to September 30, 2010		Six Months Ended March 31, 2012 (Unaudited)[1]		Year Ended September 30, 2011[1]	Period May 26, 2010[2] to September 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$11.13	$12.07	$10.00		$11.10		$12.05	$10.00		$11.00		$12.02	$10.00
Net investment income (loss)[3]	(0.02)	(0.02)	(0.01)		(0.03)		(0.04)	0.00	[4]	(0.07)		(0.13)	(0.04)
Net realized and unrealized gain (loss)[5]	(0.65)	(0.63)	2.08		(0.65)		(0.62)	2.05		(0.65)		(0.62)	2.06
Net increase (decrease) from investment operations	(0.67)	(0.65)	2.07		(0.68)		(0.66)	2.05		(0.72)		(0.75)	2.02
Dividends and distributions from:
Net investment income	(0.02)	(0.13)	—		—		(0.13)	—		—		(0.11)	—
Tax return of capital	—	(0.04)	—		—		(0.04)	—		—		(0.04)	—
Net realized gain	—	(0.12)	—		—		(0.12)	—		—		(0.12)	—
Total dividends and distributions	(0.02)	(0.29)	—		—		(0.29)	—		—		(0.27)	—
Net asset value, end of period	$10.44	$11.13	$12.07		$10.42		$11.10	$12.05		$10.28		$11.00	$12.02

Total Investment Return[6]
Based on net asset value	(6.06)% [7]	(5.69)%	20.70%	[7]	(6.13)%	[7]	(5.83)%	20.50%	[7]	(6.55)%	[7]	(6.57)%	20.20%	[7]

Ratios to Average Net Assets
Total expenses	2.11% [8]	4.05%	5.79%	[8,9]	2.51%	[8]	4.45%	7.16%	[8,9]	3.22%	[8]	5.14%	7.37%	[8,9]
Total expenses after fees waived and reimbursed	1.24% [8]	1.24%	1.24%	[8]	1.49%	[8]	1.49%	1.49%	[8]	2.27%	[8]	2.27%	2.27%	[8]
Net investment income (loss)	(0.27)% [8]	(0.15)%	(0.39)%	[8]	(0.51)%	[8]	(0.36)%	0.07%	[8]	(1.30)%	[8]	(1.05)%	(1.15)%	[8]

Supplemental Data
Net assets, end of period (000)	$4,010	$4,432	$3,974		$3,033		$3,242	$572		$2,650		$2,726	$132
Portfolio turnover	12%	29%	1%		12%		29%	1%		12%		29%	1%
[1]	Consolidated Financial Highlights.
[2]	Commencement of operations.
[3]	Based on average shares outstanding.
[4]	Less than $0.01 per share.
[5]	Includes redemption fees, which are less than $0.01 per share.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Aggregate total investment return.
[8]	Annualized.
[9]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 6.17%, 8.00% and 7.94%, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	35

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources”), BlackRock China Fund (“China Fund”), BlackRock Energy & Resources Portfolio (“Energy & Resources”) and BlackRock World Gold Fund (“World Gold”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as non-diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements of World Gold include the accounts of BlackRock Cayman World Gold Fund 1, Ltd. (the “Subsidiary”), a wholly owned subsidiary of World Gold, which primarily invests in commodity-related instruments. The Subsidiary enables World Gold to hold these commodity-related instruments and still satisfy Regulated Investment Company (“RIC”) tax requirements. World Gold may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to World Gold.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value

36	BLACKROCK FUNDS	MARCH 31, 2012

Notes to Financial Statements (continued)

Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Participation Notes: China Fund may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Fund a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but do not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The

BLACKROCK FUNDS	MARCH 31, 2012	37

Notes to Financial Statements (continued)

Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended March 31, 2012, any securities on loan were collaterized by cash.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to RICs and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on All-Cap Energy & Resources and Energy & Resources Funds’ US federal tax returns remains open for each of the four years ended September 30, 2011. The statute of limitations on World Gold’s US federal tax returns remains open for each of the two periods ended September 30, 2011. The statute of limitations on China’s US federal tax return remains open for the period ended September 30, 2011. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

China Fund has adopted certain revisions to its tax laws and regulations that may result in holdings of the China Fund located in China being subject to withholding taxes on dividends and other income which may include taxes on capital gains. During the six months ended March 31, 2012, the China Fund invested in certain Chinese securities “A-shares” available only to local Chinese investors and Qualified Foreign Institutional Investors (“QFIIs”) through P-Notes. The China Fund gained access to the A-share market through various unaffiliated QFIIs. There is uncertainty in the current Chinese tax law whether capital gains realized on the China Fund’s investments in A-shares will be subject to tax. If such tax is imposed, the China Fund’s NAV or return could be adversely impacted.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of China Fund were expensed by China Fund and reimbursed by the Manager. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon

38	BLACKROCK FUNDS	MARCH 31, 2012

Notes to Financial Statements (continued)

minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2012
Liability Derivatives
	Statements of Assets and Liabilities Location	World Gold
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$260

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2012
Net Realized Gain (Loss) From
	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Foreign currency exchange contracts	$(11,437)	$(13)	$57,685	$ (1,275)

Net Change in Unrealized Appreciation/Depreciation on
	Energy & Resources	World Gold
Foreign currency exchange contracts	$(187)	$2,245

For the six months ended March 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	All-Cap Energy & Resources		China Fund	Energy & Resources		World Gold
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	2		1	1		2
Average number of contracts - US dollars sold	1		1	1		1
Average US dollar amounts purchased	$1,668,421		$94	$642,931	[1]	$37,674
Average US dollar amounts sold	$1,507,465	[1]	$19	$ 14,211		$13,718	[1]

[1]	Average contract amount shown due to limited activity.

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc.

(“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund except China Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.750%
$1 Billion - $2 Billion	0.700%
$2 Billion - $3 Billion	0.675%
Greater than $3 Billion	0.650%

For such services, China Fund pays the Manager a monthly fee at an annual rate of 1.00% of its average daily net assets.

BLACKROCK FUNDS	MARCH 31, 2012	39

Notes to Financial Statements (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

Share Classes	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
BlackRock	0.92%[1]	N/A	N/A	N/A
Institutional	0.96%	1.65%	1.07%	1.24%
Service.	1.38%	N/A	1.38%[1]	N/A
Investor A	1.38%	1.90%	1.38%	1.49%
Investor B	2.10%	N/A	2.10%	N/A
Investor C	2.10%	2.65%	2.10%	2.27%
Class R	1.83%[1]	N/A	1.94%[1]	N/A

[1]	There were no shares outstanding as of March 31, 2012.

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2013 unless approved by the Board, including a majority of the Independent Trustees. These amounts are included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations. For the six months ended March 31, 2012, the Manager waived $12,558 and $40,435 of investment advisory fees for China Fund and World Gold, respectively, which are included in fees waived by advisor. Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
Share Classes	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Institutional	–	$282	$628	$570
Service	$10	–		–
Investor A	407	13	2,183	454
Investor B	2,581	–	2,058	–
Investor C	101	4	386	382
Total	$3,099	$299	$5,255	$1,406

Transfer Agent Fees Waived
Share Classes	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Institutional	–	$1	$116	$118
Service	$5	–	–	–
Investor A	169	4	875	212
Investor B	1,584	–	921	–
Investor C	–	2	129	122
Total	$1,758	$7	$2,041	$452

Transfer Agent Fees Reimbursed
Share Classes	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Institutional	–	$49	$2,522	$1,436
Investor A	$1,042	120	12,038	3,818
Investor B	4,839	–	1,347	–
Investor C	–	55	1,887	2,229
Total	$5,881	$224	$17,794	$7,483

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended March 31, 2012, the amounts waived were as follows:

All-Cap Energy & Resources	$6,905
China Fund	$20
Energy & Resources	$2,871
World Gold	$41

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, World Gold pays the Manager based on World Gold’s net assets, which include the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for World Gold. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by World Gold to the Manager.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator.

40	BLACKROCK FUNDS	MARCH 31, 2012

Notes to Financial Statements (continued)

In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2012, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
Share Classes	All-Cap Energy & Resources	Energy & Resources
Institutional	–	$11,869
Service	$25	–
Investor A	6,500	81,875
Investor B	–	–
Investor C	–	12,110
Total	$6,525	$105,854

On March 31, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2012	2013	2014
All-Cap Energy & Resources	$14,359	$1,561	$10,737
China Fund	–	$139,204	$134,196
Energy & Resources	–	$357	$25,087
World Gold	$61,160	$253,276	$52,904

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended March 31, 2012, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

Service and Distribution Fees
Share Classes	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Service	$6,819	–	–	–
Investor A	259,903	$133	$913,843	$4,542
Investor B	103,235	–	87,690	–
Investor C	562,779	143	879,211	15,273
Total.	$932,736	$276	$1,880,744	$19,815

For the six months ended March 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

All-Cap Energy & Resources	$10,781
China Fund	$184
Energy & Resources	$41,755
World Gold	$4,501

For the six months ended March 31, 2012, affiliates received the following CDSCs relating to transactions in Investor A, Investor B and Investor C Shares as follows:

	Investor A	Investor B	Investor C
All-Cap Energy & Resources	$46	$10,320	$8,565
Energy & Resources	$6,224	$10,236	$21,109
World Gold	$485	–	$1,529

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2012, the Funds paid the following to affiliates in return for these services, which are included in transfer agent – class specific in the Statements of Operations.

All-Cap Energy & Resources	$402
Energy & Resources	$4,072

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running

BLACKROCK FUNDS	MARCH 31, 2012	41

Notes to Financial Statements (continued)

the call center, which are included in transfer agent – class specific in the Statements of Operations:

Share Classes	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Institutional	$2,139	$2	$2,973	$121
Service	230	–	–	–
Investor A	8,038	4	23,153	212
Investor B	1,600	–	1,390	–
Investor C	4,005	2	5,077	122
Total	$16,012	$8	$32,593	$455

For the six months ended March 31, 2012, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

Transfer Agent Fees
Share Classes	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Institutional	$102,845	$80	$195,067	$1,631
Service	3,599	–	–	–
Investor A	203,259	131	772,499	4,094
Investor B	30,564	–	24,423	–
Investor C	101,100	59	153,565	2,822
Total	$441,367	$270	$1,145,554	$8,547

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the six months ended March 31, 2012, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific, administration fees waived and administration fees waived – class specific in the Statements of Operations:

Administration Fees
All-Cap Energy & Resources	$271,511
Energy & Resources	$407,601

For the six months ended March 31, 2012, the following table shows the administration fees – class specific borne directly by each class of each Fund:

Administration Fees – Class Specific
Share Classes	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Institutional	$54,902	$297	$43,868	$575
Service	682	–	–	–
Investor A	25,990	13	79,831	454
Investor B	2,581	–	2,192	–
Investor C	14,070	4	21,980	382
Total	$98,225	$314	$147,871	$1,411

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retain 65% of securities lending income and pay a fee to BIM equal to 35% of such income. The share of income earned by the Funds on the reinvestment of cash collateral is shown as securities lending – affiliated in the Statements of Operations. For the six months ended March 31, 2012, BIM received $24,715 in securities lending agent fees related to securities lending activities for the Funds.

During the six months ended March 31, 2012, Energy & Resources received reimbursements of $7,869 from an affiliate, which is included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

42	BLACKROCK FUNDS	MARCH 31, 2012

Notes to Financial Statements (continued)

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2012, were as follows:

	Purchases	Sales
All-Cap Energy & Resources	$100,583,698	$142,392,090
China Fund	$637,909	$481,663
Energy & Resources	$117,863,558	$231,303,436
World Gold	$1,299,626	$1,415,792

5. Income Tax Information:

As of September 30, 2011, All-Cap Energy & Resources had a capital loss carryforward of $101,763,569 available to offset future realized capital gains, which expires in 2018.

As of September 30, 2011, China Fund had a short-term capital loss carryforward available to offset future realized capital gains in the amount of $18,788. The capital loss carryforward is not subject to expiration and must first be utilized to offset future realized gains of the same character.

Under the RIC Modernization Act of 2010, capital losses incurred by the Funds after September 30, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

As of March 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Tax cost	$680,544,840	$3,078,305	$1,192,634,326	$10,439,926
Gross unrealized appreciation	$199,060,948	$80,867 $	266,435,183	$830,275
Gross unrealized depreciation	(91,941,920)	(546,278)	(251,528,831)	(1,600,278)
Net unrealized appreciation (depreciation)	$107,119,028	$(465,411)	$14,906,352	$(770,003)

6. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to

November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the six months ended March 31, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of March 31, 2012, All-Cap Energy & Resources and Energy & Resources invested a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting the energy sector would have a greater impact on All-Cap Energy & Resources and Energy & Resources and could affect the value, income and/or liquidity of positions in such securities.

As of March 31, 2012, China Fund invested a significant portion of its assets in securities in the financial sector. Changes in economic conditions affecting the financial sector would have a greater impact on China Fund and could affect the value, income and/or liquidity of positions in such securities.

As of March 31, 2012, World Gold invested a significant portion of its assets in securities in the materials sector. Changes in economic conditions affecting the materials sector would have a greater impact on World Gold and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK FUNDS	MARCH 31, 2012	43

Notes to Financial Statements (continued)

China Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the U.S. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities.

As of March 31, 2012, the Funds listed below had the following geographic allocations:

Geographic Allocations	All-Cap Energy & Resources	Energy & Resources
United States	68%	68%
Canada	16	21
Netherlands	5	–
Bermuda	4	4
France	3	–
Norway	2	–
Brazil	1	–
China	1	–
Switzerland	–	4
United Kingdom	–	2
Australia	–	1

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
All-Cap Energy & Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,812,195	$54,883,895	11,764,153	$196,149,612
Shares issued in reinvestment of dividends	–	–	236,670	3,753,576
Shares redeemed	(5,978,883)	(85,619,126)	(9,569,807)	(155,160,649)
Net increase (decrease)	(2,166,688)	$(30,735,231)	2,431,016	$44,742,539

Service
Shares sold	16,353	$233,099	233,545	$3,751,758
Shares issued in reinvestment of dividends	–	–	1,559	24,303
Shares redeemed	(66,511)	(946,970)	(144,086)	(2,329,320)
Net increase (decrease)	(50,158)	$(713,871)	91,018	$1,446,741

Investor A
Shares sold and automatic conversion of shares	1,231,404	$17,099,787	7,235,798	$116,893,102
Shares issued in reinvestment of dividends	–	–	68,620	1,070,479
Shares redeemed	(2,899,203)	(40,229,586)	(6,968,976)	(111,272,616)
Net increase (decrease)	(1,667,799)	$(23,129,799)	335,442	$6,690,965

Investor B
Shares sold	7,773	$110,471	51,499	$813,829
Shares redeemed and automatic conversion of shares	(256,213)	(3,475,567)	(484,707)	(7,428,635)
Net decrease	(248,440)	$(3,365,096)	(433,208)	$(6,614,806)

44	BLACKROCK FUNDS	MARCH 31, 2012

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
All-Cap Energy & Resources (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	270,192	$3,657,294	1,743,965	$27,386,669
Shares redeemed	(960,230)	(12,907,990)	(2,001,029)	(30,386,666)
Net decrease	(690,038)	$(9,250,696)	(257,064)	$(2,999,997)

Total net increase (decrease)	(4,823,123)	$(67,194,693)	2,167,204	$43,265,442

			Period April 29, 2011[1] to September 30, 2011
China Fund			Shares	Amount
Institutional
Shares sold	5,083	$40,597	297,943	$2,978,100
Shares issued in reinvestment of dividends	59	425	–	–
Shares redeemed	(1,097)	(8,249)	(800)	(7,351)
Net increase	4,045	$32,773	297,143	$2,970,749

Investor A
Shares sold	18,659	$152,952	7,911	$69,004
Shares issued in reinvestment of dividends	89	642	–	–
Shares redeemed	(5,155)	(42,821)	(575)	(3,963)
Net increase	13,593	$110,773	7,336	$65,041

Investor C
Shares sold	1,232	$9,489	2,727	$25,361
Shares issued in reinvestment of dividends	23	163	–	–
Net increase	1,255	$9,652	2,727	$25,361

Total net increase	18,893	$153,198	307,206	$3,061,151

1 Commencement of operations.

			Year Ended September 30, 2011
Energy & Resources			Shares	Amount
Institutional
Shares sold	1,448,483	$56,014,262	7,170,242	$330,432,080
Shares issued in reinvestment of dividends and distributions	310,297	11,564,803	84,123	3,587,025
Shares redeemed	(2,380,228)	(89,585,113)	(5,422,553)	(234,438,204)
Net increase (decrease)	(621,448)	$(22,006,048)	1,831,812	$99,580,901

Investor A
Shares sold and automatic conversion of shares	2,822,715	$94,634,906	12,876,717	$509,593,830
Shares issued in reinvestment of dividends and distributions	850,675	27,672,619	197,658	7,392,389
Shares redeemed	(5,392,845)	(177,511,357)	(11,335,505)	(436,454,466)
Net increase (decrease)	(1,719,455)	$(55,203,832)	1,738,870	$80,531,753

BLACKROCK FUNDS	MARCH 31, 2012	45

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Energy & Resources (concluded)	Shares	Amount	Shares	Amount

Investor B
Shares sold	4,722	$122,632	26,094	$771,312
Shares issued in reinvestment of dividends and distributions	32,306	778,303	3,677	103,069
Shares redeemed and automatic conversion of shares	(285,651)	(7,050,740)	(354,576)	(10,074,825)
Net decrease	(248,623)	$(6,149,805)	(324,805)	$(9,200,444)

Investor C
Shares sold	538,096	$13,398,694	2,552,890	$75,921,530
Shares issued in reinvestment of dividends and distributions	325,305	7,768,854	43,559	1,214,416
Shares redeemed	(976,744)	(23,797,424)	(1,727,294)	(49,053,631)
Net increase (decrease)	(113,343)	$(2,629,876)	869,155	$28,082,315

Total net increase (decrease)	(2,702,869)	$(85,989,561)	4,115,032	$198,994,525

World Gold

Institutional
Shares sold	32,694	$377,246	181,768	$2,270,406
Shares issued in reinvestment of dividends and distributions	159	1,794	1,892	24,354
Shares redeemed	(47,094)	(534,474)	(114,738)	(1,416,911)
Net increase (decrease)	(14,241)	$(155,434)	68,922	$877,849

Investor A
Shares sold	120,306	$1,389,149	470,161	$5,767,358
Shares issued in reinvestment of dividends and distributions	–	–	2,868	36,880
Shares redeemed	(121,380)	(1,372,053)	(228,392)	(2,864,351)
Net increase (decrease)	(1,074)	$17,096	244,637	$2,939,887

Investor C
Shares sold	89,630	$1,018,577	274,614	$3,410,785
Shares issued in reinvestment of dividends and distributions	–	–	964	12,364
Shares redeemed	(79,727)	(922,441)	(38,767)	(459,890)
Net increase	9,903	$96,136	236,811	$2,963,259

Total net increase (decrease)	(5,412)	$(42,202)	550,370	$6,780,995

Prior to April 1, 2011, there was a 2% redemption fee on shares redeemed or exchanged that have been held 30 days or less. The redemption fees were collected and retained by the Funds for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Funds.

At March 31, 2012, 296,000 Institutional Shares, 2,000 Investor A Shares and 2,000 Investor C Shares of China Fund were owned by affiliates.

At March 31, 2012, 296,000 Institutional Shares, 2,000 Investor A Shares and 2,000 Investor C Shares of World Gold were owned by affiliates.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

46	BLACKROCK FUNDS	MARCH 31, 2012

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Ira P. Shapiro, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor - World Gold

BlackRock International Limited

Edinburgh, Scotland EH3 8JB

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK FUNDS	MARCH 31, 2012	47

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

48	BLACKROCK FUNDS	MARCH 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	MARCH 31, 2012	49

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund

BlackRock Global Dividend Income Portfolio†

BlackRock Global Dynamic Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology
Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Multi-Sector Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio BlackRock Total Return Fund BlackRock US Government Bond Portfolio BlackRock US Mortgage Portfolio BlackRock World Income Fund

Municipal Bond Funds
BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

50	BLACKROCK FUNDS	MARCH 31, 2012

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

EQUITY1-3/12-SAR

March 31, 2012

Semi-Annual Report (Unaudited)

BlackRock FundsSM

▶	BlackRock Mid-Cap Growth Equity Portfolio

▶	BlackRock Mid-Cap Value Equity Portfolio

▶	BlackRock Small Cap Growth Equity Portfolio

Not FDIC Insured ■ No Bank Guarantee ■ May Lose Value

2	BLACKROCK FUNDS	MARCH 31, 2012

Dear Shareholder

Twelve months ago, risk assets were charging forward, only to be met with a sharp reversal in May 2011 when escalating political strife in Greece rekindled fears about sovereign debt problems spreading across Europe. Concurrently, global economic indicators signaled that the recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5, 2011, Standard & Poor’s made history by downgrading the US government’s credit rating, and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became a greater influence on trading decisions than the fundamentals of the securities traded, resulting in high correlations between asset prices. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began to show progress toward stemming the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving investor sentiment carried over into the first several months of 2012. Debt problems in Europe stabilized as policymakers secured a bailout plan for Greece and completed the nation’s debt restructuring without significant market disruptions. While concerns about slowing growth in China and a European recession weighed on the outlook for the global economy, an acceleration of the US recovery lifted sentiment. Several consecutive months of stronger jobs data signaled solid improvement in the US labor market, a pivotal factor for economic growth. Meanwhile, the European Central Bank revived financial markets with additional liquidity through its long-term refinancing operations. The improving market conditions and generally better-than-expected economic news lured investors still holding cash on the sidelines back to risk assets. Stocks, commodities and high yield bonds rallied through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The rally softened in late March, however, as concerns about slowing growth in China were refueled by negative signals from the world’s second-largest economy. Additionally, concerns over the European debt crisis resurfaced given uncertainty around policies for sovereign debt financing in peripheral countries and rising yields in Portugal and Spain.

Thanks in large part to an exceptionally strong first quarter of 2012, risk assets, including equities and high yield bonds, posted solid returns for the 6-month period ended March 31, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results, while small-cap stocks finished in slightly negative territory. International and emerging markets, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities experienced mixed results, given recent volatility in yields. US Treasury bonds performed particularly well for the 12-month period; however, an early-2012 sell-off resulted in a negative return for the 6–month period. Municipal bonds staged a solid advance over the past year. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

While markets have improved in recent months, considerable headwinds remain. Europe faces a prolonged recession and the financial situations in Italy, Portugal and Spain remain worrisome. Higher oil and gasoline prices along with slowing growth in China and other emerging-market countries weigh heavily on the future of the global economy. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While markets have improved in recent months, considerable headwinds remain.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	25.89%	8.54%
US small cap equities (Russell 2000® Index)	29.83	(0.18)
International equities (MSCI Europe, Australasia, Far East Index)	14.56	(5.77)
Emerging market equities (MSCI Emerging Markets Index)	19.12	(8.81)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.01	0.06
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(1.05)	14.92
US investment grade bonds (Barclays US Aggregate Bond Index)	1.43	7.71
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.16	12.56
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	12.17	6.43

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2012	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

—

The Fund’s Investor A, Institutional and Service Shares outperformed its benchmark, the Russell Midcap Growth® Index, while its Investor B, Investor C and Class R Shares slightly underperformed for the six-month period ended March 31, 2012. All Share Classes posted positive double-digit returns.

What factors influenced performance?

—

Stock selection across a variety of sectors, including health care, industrials and materials all positively impacted performance for the six-month period. Stock selection in health care was the most significant contributor to overall performance. Holdings in pharmaceuticals performed notably well as the industry returned more than 40% within the portfolio. ViroPharma, Inc. was the biggest contributor in the space, as the stock jumped after announcing a distribution agreement for its legacy antibiotic treatment, removing near-term uncertainty over the possibility that the drug would become a generic offering. Also within the pharmaceutical space, Elan Corp. Plc finished higher on strong sales of the company’s treatment for multiple sclerosis symptoms. Positive stock selection in industrials and materials also boosted returns. Within industrials, global equipment manufacturer Terex Corp. significantly contributed given the improving fundamentals for this late-cycle construction business. Chemicals company Rockwood Holdings, Inc. also finished higher during the period due to strong financial results.

—

Weak stock selection within the consumer staples and energy sectors held back the Fund’s performance. Retail coffee holding Green Mountain Coffee Roasters, Inc. sunk close to 50% after missing revenue estimates, leading to a sharp increase in short interest in the stock. Stock selection within energy also notable detracted. Holdings in Superior Energy Services, Inc., Cabot Oil & Gas Corp. and Range Resources Corp. all finished flat to down during the period, after having strong runs to finish 2011. Coal producer Alpha Natural Resources, Inc. also negatively impacted returns, as the significantly lower natural gas prices kept a lid on thermal coal prices within the United States.

Describe recent portfolio activity.

—	The Fund reduced its overall weightings in the health care and energy sectors during the six-month period.

Describe portfolio positioning at period end.

—

At period end, the Fund’s largest overweight relative to the Russell Midcap Growth® Index was in the health care sector, while its most significant underweight was in consumer discretionary. In general, sector allocations are a function of our bottom-up stock selection process, and therefore a result of where we are finding individual opportunities in the mid-cap growth universe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Teva Pharmaceutical Industries Ltd. - ADR	3%
Cubist Pharmaceuticals, Inc.	3
Elan Corp. Plc - ADR	2
TiVo, Inc.	2
Broadcom Corp., Class A	2
Boston Scientific Corp.	2
Teradata Corp.	2
Jazz Pharmaceuticals, Inc.	2
Whole Foods Market, Inc.	2
BE Aerospace, Inc.	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	23%
Health Care	19
Consumer Discretionary	18
Industrials	14
Energy	8
Materials	8
Financials	5
Consumer Staples	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK FUNDS	MARCH 31, 2012

BlackRock Mid-Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund normally invests at least 80% of its net assets in equity securities issued by US mid-capitalization growth companies, which the portfolio management team believes have above-average earnings growth potential.

[3]

An index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended March 31, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	27.75%	5.35%	N/A	3.60%	N/A	5.09%	N/A
Service	27.46	4.95	N/A	3.29	N/A	4.75	N/A
Investor A	27.59	5.03	(0.46)%	3.17	2.07%	4.62	4.06%
Investor B	27.03	4.16	(0.35)	2.38	2.01	4.00	4.00
Investor C	27.00	4.15	3.15	2.39	2.39	3.85	3.85
Class R	27.35	4.79	N/A	3.09	N/A	4.55	N/A
Russell Midcap® Growth Index	27.39	4.43	N/A	4.44	N/A	6.92	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,277.50	$6.26	$1,000.00	$1,019.50	$5.55	1.10%
Service	$1,000.00	$1,274.60	$8.98	$1,000.00	$1,017.10	$7.97	1.58%
Investor A	$1,000.00	$1,275.90	$7.91	$1,000.00	$1,018.05	$7.01	1.39%
Investor B	$1,000.00	$1,270.30	$12.26	$1,000.00	$1,014.20	$10.88	2.16%
Investor C	$1,000.00	$1,270.00	$12.26	$1,000.00	$1,014.20	$10.88	2.16%
Class R	$1,000.00	$1,273.50	$9.38	$1,000.00	$1,016.75	$8.32	1.65%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2012	5

Fund Summary as of March 31, 2012	BlackRock Mid-Cap Value Equity Portfolio

Investment Objective

BlackRock Mid-Cap Value Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended March 31, 2012, the Fund outperformed its benchmark, the Russell Midcap® Value Index.

What factors influenced performance?

—

Stock selection was the greatest contributor to the Fund’s outperformance, most notably in the information technology (“IT”), consumer discretionary and energy sectors. In IT, Seagate Technology Plc. was the strongest performer. The disk drive maker raised its revenue expectations during the period as flooding in Thailand hampered production at many of its competitors. Other notable contributors in the IT sector included network communications equipment maker ADTRAN, Inc. and electronic components producer TE Connectivity Ltd. In consumer discretionary, improving consumer spending trends drove strong gains in holdings of specialty retailers Abercrombie & Fitch Co. and Ascena Retail Group, Inc. Auto parts manufacturer Dana Holding Corp. and hotel and resort operator Gaylord Entertainment Co. also made notable contributions to the Fund’s return. Energy stocks generally performed well during the period due to an improving outlook for global economic growth. Among the Fund’s energy holdings, drilling equipment maker National Oilwell Varco, Inc. and oil & gas exploration & production companies Denbury Resources, Inc. and Whiting Petroleum Corp. boosted returns.

—

Detracting from performance was stock selection within the utilities, materials and health care sectors. The relatively defensive utilities sector underperformed the broader market during the period as investors favored higher risk assets. Accordingly, the Fund’s sector underweight relative to the benchmark index was beneficial; however, the benefit was overshadowed by the negative impact of stock selection within the sector. Key areas of weakness were the Fund’s holdings in independent power producers and electric utilities. In materials, stock selection within the metals & mining and chemicals industries detracted from performance. In the health care sector, weaker performers included drug distributor AmerisourceBergen Corp., health care benefits provider WellPoint, Inc. and high-tech health care equipment provider Thermo Fisher Scientific, Inc.

Describe recent portfolio activity.

—

During the six-month period, the Fund modestly increased exposure to the utilities sector with new positions in Edison International Co. and NV Energy, Inc. The Fund also increased its weighting in health care with the purchase of Boston Scientific Corp. and Covidien Plc. Conversely, the Fund reduced exposure to financials, primarily within real estate investment trusts (“REITs”), and trimmed its allocation to the materials sector with the sale of agricultural chemicals producer Agrium, Inc. and coal producer Walter Energy, Inc.

Describe portfolio positioning at period end.

—

At period end, the Fund’s positioning remained biased toward continued gradual improvement in the global economy and a generally positive environment for the US equity market. The Fund’s most notable sector weightings relative to the Russell Midcap® Value Index included overweights in IT and health care, and underweights in utilities, consumer staples and financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
The J.M. Smucker Co.	2%
Loews Corp.	2
AXIS Capital Holdings Ltd.	2
XL Group Plc	2
RenaissanceRe Holdings Ltd.	2
TE Connectivity Ltd.	2
Ashland, Inc.	2
Take-Two Interactive Software, Inc.	2
BioMed Realty Trust, Inc.	2
PPL Corp.	2

Sector Allocation	Percent of Long-Term Investments
Financials	29%
Information Technology	15
Consumer Discretionary	11
Utilities	11
Industrials	10
Health Care	9
Energy	6
Consumer Staples	5
Materials	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	MARCH 31, 2012

BlackRock Mid-Cap Value Equity Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund normally invests at least 80% of its net assets in equity securities issued by US mid-capitalization value companies.

[3]

An index that consists of the bottom 800 securities of the Russell 1000® Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

Performance Summary for the Period Ended March 31, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	27.36%	(1.00)%	N/A	1.11%	N/A	6.07%	N/A
Service	27.22	(1.28)	N/A	0.83	N/A	5.76	N/A
Investor A	27.27	(1.22)	(6.42)%	0.82	(0.26)%	5.76	5.19%
Investor B	26.81	(2.07)	(6.48)	0.05	(0.30)	5.15	5.15
Investor C	26.78	(1.99)	(2.97)	0.04	0.04	4.98	4.98
Class R	26.99	(1.65)	N/A	0.79	N/A	5.83	N/A
Russell Midcap® Value Index.	26.30	2.28	N/A	1.26	N/A	8.02	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,273.60	$5.51	$1,000.00	$1,020.15	$4.90	0.97%
Service	$1,000.00	$1,272.20	$7.33	$1,000.00	$1,018.55	$6.51	1.29%
Investor A	$1,000.00	$1,272.70	$7.33	$1,000.00	$1,018.55	$6.51	1.29%
Investor B	$1,000.00	$1,268.10	$11.68	$1,000.00	$1,014.70	$10.38	2.06%
Investor C	$1,000.00	$1,267.80	$11.68	$1,000.00	$1,014.70	$10.38	2.06%
Class R	$1,000.00	$1,269.90	$9.36	$1,000.00	$1,016.75	$8.32	1.65%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See	“Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2012	7

Fund Summary as of March 31, 2012	BlackRock Small Cap Growth Equity Portfolio

Investment Objective

BlackRock Small Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

—	The Fund outperformed its benchmark, the Russell 2000® Growth Index, for the six-month period ended March 31, 2012.

What factors influenced performance?

—

Stock selection across a variety of sectors contributed to the Fund’s performance relative to the benchmark index, including health care and industrials. Stock selection within the health care sector was the most significant contributor to relative returns. Holdings in Inhibitex, Inc., ViroPharma, Inc. and SonoSite, Inc. each experienced substantial stock price movements, adding more than 1% each to relative returns due to strong drug profiles and medical device products that each respective company possesses. Stock selection within industrials also lifted returns. Capital-intensive companies such as Wabash National Corp. and Altra Holdings, Inc. all experienced a strong bounce from their August 2011 pullback, as these stocks benefited from secular growth within the highly cyclical machinery industry. The Fund’s overall underweight exposure to consumer staples slightly benefited relative returns, as the sector underperformed the overall market.

—	Stock selection within the consumer discretionary and financials sectors slightly held back relative returns during the six-month period. Within specialty retail, the Fund’s position in The Children’s Place Retail Stores, Inc. hampered overall returns and lagged the return of the overall return of the benchmark despite being up more than 10% during the period. The largest overall detractor within the consumer discretionary space was Shutterfly, Inc., as worries of increasing competition sent the online photo provider down more than 30%. Within financials, higher-conviction holding DFC Global Corp. fell more than 10% after having a strong run during the prior reporting period.

Describe recent portfolio activity.

—	The Fund reduced its overall weightings in the health care and energy sectors during the six-month period, while it increased its overall exposure to industrials.

Describe portfolio positioning at period end.

—

At period end, the Fund’s largest overweight relative to the Russell 2000® Growth Index was in the energy sector, while its most significant underweight was in financials. In general, sector allocations are a function of our bottom-up stock selection process, and therefore a result of where we are finding individual opportunities in the small-cap growth universe.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
TiVo, Inc.	4%
Cubist Pharmaceuticals, Inc.	4
ExlService Holdings, Inc.	3
Acorda Therapeutics, Inc.	3
Jazz Pharmaceuticals, Inc.	3
Elan Corp. Plc - ADR	2
DFC Global Corp.	2
ViroPharma, Inc.	2
ACCO Brands Corp	2
Caribou Coffee Co., Inc.	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	26%
Health Care	21
Industrials	19
Consumer Discretionary	13
Energy	11
Materials	4
Financials	2
Consumer Staples	2
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	BLACKROCK FUNDS	MARCH 31, 2012

BlackRock Small Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund normally invests at least 80% of its net assets in the equity securities issued by US small capitalization companies (market capitalizations between approximately $76.4 million and $3.1 billion as of June 30, 2011), which the portfolio management team believes offer superior prospects for growth.

[3]	An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Performance Summary for the Period Ended March 31, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	38.51%	6.82%	N/A	5.08%	N/A	8.37%	N/A
Service	38.22	6.45	N/A	4.80	N/A	8.09	N/A
Investor A	38.26	6.37	0.78%	4.67	3.54%	7.97	7.39%
Investor B	37.67	5.56	1.06	3.80	3.46	7.26	7.26
Investor C	37.72	5.57	4.57	3.73	3.73	7.06	7.06
Russell 2000® Growth Index	30.26	0.68	N/A	4.15	N/A	6.00	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,385.10	$4.89	$1,000.00	$1,020.90	$4.14	0.82%
Service	$1,000.00	$1,382.20	$7.03	$1,000.00	$1,019.10	$5.96	1.18%
Investor A	$1,000.00	$1,382.60	$6.91	$1,000.00	$1,019.20	$5.86	1.16%
Investor B	$1,000.00	$1,376.70	$11.88	$1,000.00	$1,015.00	$10.08	2.00%
Investor C	$1,000.00	$1,377.20	$11.65	$1,000.00	$1,015.20	$9.87	1.96%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2012	9

About Fund Performance

—	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

—	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

—	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

—

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

—

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

—

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to October 2, 2006, the performance results of Class R Shares of BlackRock Mid-Cap Growth Equity Portfolio are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees. Prior to July 30, 2010, the performance results of BlackRock Mid-Cap Value Equity Portfolio’s Class R Shares are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for BlackRock Mid-Cap Value Equity Portfolio for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with BlackRock Mid-Cap Value Equity Portfolio on that date.

The Funds’ investment advisor, BlackRock Advisors, LLC (the “Manager”), waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2011 and held through March 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK FUNDS	MARCH 31, 2012

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including options as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	11

Schedule of Investments March 31, 2012 (Unaudited)	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 3.1%
BE Aerospace, Inc. (a)(b)	127,000	$5,901,690
Precision Castparts Corp.	19,200	3,319,680
TransDigm Group, Inc. (a)	11,300	1,308,088

		10,529,458

Air Freight & Logistics – 0.7%
Expeditors International of Washington, Inc.	53,900	2,506,889

Auto Components – 2.3%
Dana Holding Corp. (a)	213,900	3,315,450
Lear Corp.	94,400	4,388,656

		7,704,106

Automobiles – 1.1%
Harley-Davidson, Inc.	76,200	3,739,896

Biotechnology – 5.3%
Acorda Therapeutics, Inc. (a)	57,572	1,528,537
Alkermes Plc (a)	46,600	864,430
Amarin Corp. Plc - ADR (a)(b)	271,964	3,078,632
Cubist Pharmaceuticals, Inc. (a)(b)(c)	209,945	9,080,121
Vertex Pharmaceuticals, Inc. (a)	81,900	3,358,719

		17,910,439

Capital Markets – 1.0%
Lazard Ltd., Class A	117,700	3,361,512

Chemicals – 5.6%
Airgas, Inc.	48,000	4,270,560
Ashland, Inc.	74,200	4,530,652
Celanese Corp.	73,400	3,389,612
Ecolab, Inc.	53,200	3,283,504
Rockwood Holdings, Inc. (a)	61,100	3,186,365

		18,660,693

Commercial Banks – 1.3%
First Republic Bank (a)	68,100	2,243,214
SVB Financial Group (a)(b)	30,900	1,988,106

		4,231,320

Communications Equipment – 2.5%
Ciena Corp. (a)(b)	213,100	3,450,089
Riverbed Technology, Inc. (a)(b)	177,300	4,978,584

		8,428,673

Computers & Peripherals – 1.6%
NetApp, Inc. (a)	117,100	5,242,567

Diversified Financial Services – 1.3%
IntercontinentalExchange, Inc. (a)	32,700	4,493,634

Electrical Equipment – 1.2%
AMETEK, Inc.	79,650	3,863,822

Energy Equipment & Services – 0.8%
Superior Energy Services, Inc. (a)	102,400	2,699,264

Food & Staples Retailing – 1.8%
Whole Foods Market, Inc.	73,600	6,123,520

Food Products – 3.4%
Flowers Foods, Inc.	189,900	3,868,263

Common Stocks	Shares	Value
Food Products (concluded)
Green Mountain Coffee Roasters, Inc. (a)(b)	88,700	$4,154,708
The Hershey Co.	57,000	3,495,810

		11,518,781

Health Care Equipment & Supplies – 2.6%
Boston Scientific Corp. (a)	1,069,900	6,398,002
DENTSPLY International, Inc.	41,700	1,673,421
Hologic, Inc. (a)	38,200	823,210

		8,894,633

Health Care Providers & Services – 0.3%
HealthSouth Corp. (a)	43,200	884,736

Hotels, Restaurants & Leisure – 1.0%
Darden Restaurants, Inc.	35,400	1,811,064
Starwood Hotels & Resorts Worldwide, Inc.	29,600	1,669,736

		3,480,800

Insurance – 1.0%
RenaissanceRe Holdings Ltd.	46,100	3,491,153

Internet & Catalog Retail – 1.3%
priceline.com, Inc. (a)	5,900	4,233,250

IT Services – 5.3%
Alliance Data Systems Corp. (a)(b)	39,100	4,925,036
Gartner, Inc. (a)(b)	87,200	3,718,208
Genpact Ltd. (a)	173,400	2,826,420
Teradata Corp. (a)	93,700	6,385,655

		17,855,319

Life Sciences Tools & Services – 0.5%
Illumina, Inc. (a)	32,600	1,715,086

Machinery – 5.5%
CNH Global NV	110,300	4,378,910
Flowserve Corp.	7,200	831,672
Navistar International Corp. (a)	81,000	3,276,450
Stanley Black & Decker, Inc.	21,400	1,646,944
Terex Corp. (a)	137,200	3,087,000
Timken Co.	32,200	1,633,828
Trinity Industries, Inc.	112,600	3,710,170

		18,564,974

Media – 2.1%
AMC Networks, Inc., Class A (a)	30,700	1,370,141
CBS Corp., Class B	165,000	5,595,150

		6,965,291

Metals & Mining – 0.8%
Globe Specialty Metals, Inc.	176,400	2,623,068

Multiline Retail – 1.5%
Dollar Tree, Inc. (a)	24,300	2,296,107
Nordstrom, Inc.	46,500	2,590,980

		4,887,087

Oil, Gas & Consumable Fuels – 7.2%
Alpha Natural Resources, Inc. (a)	50,500	768,105
Cabot Oil & Gas Corp.	99,800	3,110,766
CONSOL Energy, Inc.	102,200	3,485,020

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR USD	American Depositary Receipts US Dollar

See Notes to Financial Statements.

12	BLACKROCK FUNDS	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Energy XXI Bermuda Ltd. (a)(b)	26,375	$952,401
Plains Exploration & Production Co. (a)	129,000	5,501,850
Range Resources Corp.	52,000	3,023,280
SandRidge Energy, Inc. (a)(b)	624,800	4,892,184
SM Energy Co.	36,400	2,576,028

		24,309,634

Paper & Forest Products – 1.1%
International Paper Co.	104,100	3,653,910

Pharmaceuticals – 9.5%
Elan Corp. Plc - ADR (a)	482,700	7,245,327
Endo Pharmaceuticals Holdings, Inc. (a)	90,700	3,512,811
Jazz Pharmaceuticals, Inc. (a)(b)	128,461	6,226,505
Teva Pharmaceutical Industries Ltd.- ADR	224,000	10,093,440
ViroPharma, Inc. (a)(b)	159,671	4,801,307

		31,879,390

Professional Services – 2.9%
IHS, Inc., Class A (a)	58,300	5,459,795
Robert Half International, Inc.	146,900	4,451,070

		9,910,865

Real Estate Investment Trusts (REITs) – 0.8%
DuPont Fabros Technology, Inc. (b)	105,900	2,589,255

Semiconductors & Semiconductor Equipment – 7.5%
Analog Devices, Inc.	137,900	5,571,160
Avago Technologies Ltd.	125,500	4,890,735
Broadcom Corp., Class A (a)	164,000	6,445,200
ON Semiconductor Corp. (a)	589,400	5,310,494
Xilinx, Inc.	81,300	2,961,759

		25,179,348

Software – 5.4%
Check Point Software Technologies Ltd. (a)	83,100	5,305,104
Citrix Systems, Inc. (a)	11,300	891,683
Intuit, Inc.	86,500	5,201,245
TiVo, Inc. (a)	563,700	6,758,763

		18,156,795

Specialty Retail – 6.9%
The Children’s Place Retail Stores, Inc. (a)(b)	30,400	1,570,768
Dick’s Sporting Goods, Inc.	38,400	1,846,272
Express, Inc. (a)	217,700	5,438,146
GameStop Corp., Class A (b)	161,966	3,537,337
The Gap, Inc.	74,300	1,942,202
Limited Brands, Inc.	101,100	4,852,800
TJX Cos., Inc.	97,800	3,883,638

		23,071,163

Textiles, Apparel & Luxury Goods – 1.4%
Fossil, Inc. (a)(b)	35,500	4,685,290

Total Common Stocks – 97.6%		328,045,621

Warrants (d)	Shares	Value
Pharmaceuticals – 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price USD 1.77)	81,252	–

Total Long-Term Investments (Cost – $263,693,026) – 97.6%		$328,045,621

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (e)(f)	3,078,608	3,078,608

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.24% (e)(f)(g)	$55,216	55,216,453

Total Short-Term Securities (Cost – $58,295,061) – 17.3%		58,295,061
Total Investments Before Options Written (Cost – $321,988,087) – 114.9%		386,340,682

Options Written	Contracts

Exchange-Traded Call Options Written
Cubist Pharmaceuticals, Inc., Strike Price USD 43, Expires 4/21/12
(Premiums Received – $21,334) – (0.0)%	220	(29,150)

Total Investments Net of Options Written –114.9%		386,311,532
Liabilities in Excess of Other Assets – (14.9)%		(50,197,093)

Net Assets – 100.0%		$336,114,439

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(d)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	13

Schedule of Investments (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

(e)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Net Activity	Shares/ Beneficial Interest Held at March 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	9,900,843	(6,822,235)	3,078,608	$ 2,493
BlackRock Liquidity Series, LLC Money Market Series	$24,618,918	$30,597,535	$55,216,453	$ 44,184

(f)	Represents the current yield as of report date.
(g)	Security was purchased with the cash collateral from loaned securities.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investment and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$328,045,621	–	–	$328,045,621
Short-Term Securities	3,078,608	$55,216,453	–	58,295,061
Total	$331,124,229	$55,216,453	–	$386,340,682

1 See above Schedule of Investments for values in each industry.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(29,150)	–	–	$(29,150)

2 Derivative financial instruments are options written which are shown at value.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	MARCH 31, 2012

Schedule of Investments March 31, 2012 (Unaudited)	BlackRock Mid-Cap Value Equity Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 0.9%
Spirit AeroSystems Holdings, Inc., Class A (a)(b)	363,710	$8,896,347

Auto Components – 3.3%
Dana Holding Corp. (a)	959,092	14,865,926
The Goodyear Tire & Rubber Co. (a)	801,560	8,993,503
Lear Corp.	222,400	10,339,376

		34,198,805

Beverages – 1.2%
Coca-Cola Enterprises, Inc.	445,600	12,744,160

Building Products – 0.8%
Fortune Brands Home & Security, Inc. (a)	375,960	8,297,437

Capital Markets – 2.6%
Ameriprise Financial, Inc.	214,770	12,269,810
Freedom Pay, Inc. (a)	43,051	–
Invesco Ltd. (b)	531,700	14,180,439

		26,450,249

Chemicals – 2.1%
Ashland, Inc.	288,690	17,627,411
Cytec Industries, Inc.	60,280	3,664,421

		21,291,832

Commercial Banks – 3.8%
Comerica, Inc.	486,610	15,746,700
M&T Bank Corp.	168,500	14,639,280
SunTrust Banks, Inc.	379,960	9,183,633

		39,569,613

Commercial Services & Supplies – 1.6%
Corrections Corp. of America	599,720	16,378,353

Communications Equipment – 0.6%
Comverse Technology, Inc. (a)	894,990	6,148,581

Computers & Peripherals – 1.9%
Seagate Technology Plc	301,400	8,122,730
Western Digital Corp. (a)	270,780	11,207,584

		19,330,314

Construction & Engineering – 1.0%
Jacobs Engineering Group, Inc. (a)	240,840	10,686,071

Consumer Finance – 0.9%
Discover Financial Services	293,620	9,789,291

Containers & Packaging – 1.8%
Crown Holdings, Inc. (a)	389,600	14,348,968
Rock-Tenn Co., Class A	61,050	4,124,538

		18,473,506

Diversified Financial Services – 1.3%
NYSE Euronext, Inc.	432,760	12,987,128

Diversified Telecommunication Services – 1.5%
CenturyLink, Inc.	408,370	15,783,501

Electric Utilities – 8.3%
American Electric Power Co., Inc.	380,630	14,684,705
Edison International Co.	388,520	16,515,985
Northeast Utilities	399,950	14,846,144
NV Energy, Inc.	428,570	6,908,548
PPL Corp.	593,803	16,780,873
Westar Energy, Inc.	567,350	15,846,085

		85,582,340

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components – 2.5%
Ingram Micro, Inc., Class A (a)	424,690	$7,882,246
TE Connectivity Ltd.	489,400	17,985,450

		25,867,696

Energy Equipment & Services – 1.5%
Nabors Industries Ltd. (a)	484,730	8,477,928
National Oilwell Varco, Inc.	86,790	6,897,201

		15,375,129

Food Products – 3.6%
H.J. Heinz Co.	124,890	6,687,860
The J.M. Smucker Co.	257,120	20,919,283
TreeHouse Foods, Inc. (a)	166,010	9,877,595

		37,484,738

Health Care Equipment & Supplies – 1.6%
Boston Scientific Corp. (a)	1,574,520	9,415,630
Covidien Plc	134,500	7,354,460

		16,770,090

Health Care Providers & Services – 5.7%
AmerisourceBergen Corp.	387,250	15,366,080
CIGNA Corp.	291,150	14,339,138
Tenet Healthcare Corp. (a)	937,560	4,978,444
Universal Health Services, Inc., Class B	258,710	10,842,536
WellPoint, Inc.	180,280	13,304,664

		58,830,862

Hotels, Restaurants & Leisure – 2.7%
Gaylord Entertainment Co. (a)(b)	454,216	13,989,853
Vail Resorts, Inc.	203,400	8,797,050
Wynn Resorts Ltd.	40,010	4,996,449

		27,783,352

Household Durables – 0.8%
MDC Holdings, Inc.	301,040	7,763,822

Independent Power Producers & Energy Traders – 1.2%
NRG Energy, Inc. (a)	783,180	12,272,431

Insurance – 9.8%
AON Plc	258,770	12,695,256
AXIS Capital Holdings Ltd.	596,830	19,796,851
Lincoln National Corp.	436,681	11,510,911
Loews Corp.	509,450	20,311,771
RenaissanceRe Holdings Ltd.	243,440	18,435,711
XL Group Plc	861,050	18,676,175

		101,426,675

Internet Software & Services – 0.8%
Yahoo!, Inc. (a)	550,480	8,378,306

IT Services – 1.6%
Broadridge Financial Solutions, Inc.	682,082	16,308,581

Life Sciences Tools & Services – 0.2%
Thermo Fisher Scientific, Inc.	45,520	2,566,418

Machinery – 3.4%
Parker Hannifin Corp.	133,970	11,327,164
Stanley Black & Decker, Inc.	144,960	11,156,122
Timken Co.	238,500	12,101,490

		34,584,776

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	15

Schedule of Investments (continued)	BlackRock Mid-Cap Value Equity Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Media – 0.3%
The Interpublic Group of Cos., Inc.	311,660	$3,556,041

Metals & Mining – 0.6%
Coeur d’Alene Mines Corp. (a)	125,040	2,968,450
Freeport-McMoRan Copper & Gold, Inc.	76,900	2,925,276

		5,893,726

Multiline Retail – 0.6%
Macy’s, Inc.	154,930	6,155,369

Multi-Utilities – 1.5%
Wisconsin Energy Corp.	428,000	15,057,040

Office Electronics – 1.1%
Xerox Corp.	1,351,740	10,922,059

Oil, Gas & Consumable Fuels – 4.3%
Alpha Natural Resources, Inc. (a)	201,290	3,061,621
Denbury Resources, Inc. (a)	483,490	8,814,023
EQT Corp.	139,460	6,723,367
Noble Energy, Inc.	101,190	9,894,358
Valero Energy Corp.	322,760	8,317,525
Whiting Petroleum Corp. (a)	130,240	7,072,032

		43,882,926

Personal Products – 0.4%
Avon Products, Inc.	224,690	4,349,998

Pharmaceuticals – 1.3%
Forest Laboratories, Inc. (a)(b)	390,760	13,555,464

Professional Services – 1.0%
Towers Watson & Co., Class A	154,387	10,200,349

Real Estate Investment Trusts (REITs) – 6.6%
BioMed Realty Trust, Inc. (b)	906,600	17,207,268
CubeSmart (b)	863,706	10,278,101
Duke Realty Corp.	603,260	8,650,748
DuPont Fabros Technology, Inc. (b)	304,400	7,442,580
Kilroy Realty Corp. (REIT) (b)	206,660	9,632,423
Vornado Realty Trust (b)	182,300	15,349,660

		68,560,780

Real Estate Management & Development – 0.9%
Forestar Group, Inc. (a)(b)	619,437	9,533,135

Road & Rail – 1.3%
Hertz Global Holdings, Inc. (a)	866,730	13,035,619

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment – 3.1%
Analog Devices, Inc.	181,200	$7,320,480
ON Semiconductor Corp. (a)	1,816,691	16,368,386
Teradyne, Inc. (a)(b)	483,160	8,160,572

		31,849,438

Software – 1.7%
Take-Two Interactive Software, Inc. (a)(b)	1,134,110	17,448,282

Specialty Retail – 2.9%
Abercrombie & Fitch Co., Class A	241,640	11,987,760
Ascena Retail Group, Inc. (a)	46,800	2,074,176
Staples, Inc.	559,250	9,048,665
Williams-Sonoma, Inc.	173,240	6,493,035

		29,603,636

Textiles, Apparel & Luxury Goods – 0.4%
PVH Corp.	50,770	4,535,284

Thrifts & Mortgage Finance – 2.4%
Capitol Federal Financial, Inc.	1,234,854	14,645,368
People’s United Financial, Inc.	769,320	10,185,797

		24,831,165

Total Long-Term Investments (Cost – $875,861,828) – 99.4%		1,024,990,715

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)(d)	2,785,039	2,785,039
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.24% (c)(d)(e)	$61,450	61,450,013
Total Short-Term Securities (Cost – $64,235,052) – 6.2%		64,235,052
Total Investments (Cost – $940,096,880) – 105.6%		1,089,225,767
Liabilities in Excess of Other Assets – (5.6)%		(57,955,916)

Net Assets – 100.0%		$1,031,269,851

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Net Activity	Shares/ Beneficial Interest Held at March 31, 2012	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	13,687,713	(10,902,674)	2,785,039	$180	$ 7,085
BlackRock Liquidity Series, LLC Money Market Series	$73,910,690	$(12,460,677)	$61,450,013	–	$65,701

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2012

Schedule of Investments (concluded)	BlackRock Mid-Cap Value Equity Portfolio

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long- Term Investments[1]	$1,024,990,715	–	–	$1,024,990,715
Short- Term Securities	2,785,039	$61,450,013	–	64,235,052

Total	$1,027,775,754	$61,450,013	–	$1,089,225,767

1 See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	17

Schedule of Investments March 31, 2012 (Unaudited)	BlackRock Small Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 2.4%
BE Aerospace, Inc. (a)(b)	430,236	$19,993,067
Orbital Sciences Corp. (a)	1,274,885	16,764,738

		36,757,805

Air Freight & Logistics – 1.4%
Atlas Air Worldwide Holdings, Inc. (a)(b)	424,514	20,890,334

Airlines – 1.0%
Alaska Air Group, Inc. (a)	420,138	15,049,343

Auto Components – 1.4%
Dana Holding Corp. (a)	1,350,352	20,930,456

Biotechnology – 10.8%
Acorda Therapeutics, Inc. (a)(b)	1,505,139	39,961,441
Alkermes Plc (a)	346,100	6,420,155
Amarin Corp. Plc - ADR (a)(b)	1,834,851	20,770,513
BioSpecifics Technologies Corp. (a)(c)	763,967	12,085,958
Cubist Pharmaceuticals, Inc. (a)(b)(d)	1,387,573	60,012,532
Gentium SpA - ADR (a)(c)	2,929,088	25,541,647

		164,792,246

Building Products – 1.2%
Trex Co., Inc. (a)(b)	590,853	18,954,564

Chemicals – 1.0%
Ferro Corp. (a)(b)	2,583,567	15,346,388

Commercial Services & Supplies – 2.0%
ACCO Brands Corp. (a)(b)	2,452,922	30,440,762

Communications Equipment – 2.5%
Ciena Corp. (a)(b)	723,831	11,718,824
Riverbed Technology, Inc. (a)	949,159	26,652,385

		38,371,209

Construction & Engineering – 0.9%
Chicago Bridge & Iron Co. NV	313,456	13,538,165

Consumer Finance – 2.2%
DFC Global Corp. (a)	1,787,264	33,725,672

Diversified Telecommunication Services – 1.5%
Cbeyond, Inc. (a)(c)	2,908,177	23,265,416

Energy Equipment & Services – 4.1%
Heckmann Corp. (a)(b)	3,948,501	17,018,039
Hornbeck Offshore Services, Inc. (a)(b)	453,208	19,048,332
Newpark Resources, Inc. (a)(b)	1,639,475	13,427,300
Superior Energy Services, Inc. (a)(b)	484,022	12,758,820

		62,252,491

Food Products – 1.7%
Annie’s, Inc. (a)	15,500	540,020
Darling International, Inc. (a)	179,600	3,128,632
Hain Celestial Group, Inc. (a)(b)	180,000	7,885,800
Sanderson Farms, Inc.	263,843	13,991,594

		25,546,046

Health Care Equipment & Supplies – 1.2%
ArthroCare Corp. (a)	587,443	15,772,845
GenMark Diagnostics, Inc. (a)	559,769	2,267,065

		18,039,910

Health Care Providers & Services – 0.3%
HealthSouth Corp. (a)	212,600	4,354,048

Health Care Technology – 1.1%
Epocrates, Inc. (a)(c)	1,969,031	16,894,286

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure – 1.9%
Caribou Coffee Co., Inc. (a)(b)(c)	1,579,901	$29,449,355

Household Durables – 1.4%
Skullcandy, Inc. (a)(b)	1,325,336	20,980,069

Internet Software & Services – 2.8%
DealerTrack Holdings, Inc. (a)(b)	534,900	16,186,074
NIC, Inc. (a)	2,138,750	25,943,038

		42,129,112

IT Services – 5.5%
ExlService Holdings, Inc. (a)(c)	1,724,520	47,320,829
Global Cash Access Holdings, Inc. (a)	2,697,372	21,039,502
MoneyGram International, Inc. (a)	187,400	3,373,200
WNS Holdings Ltd. - ADR (a)	935,924	11,277,884

		83,011,415

Leisure Equipment & Products – 1.0%
Brunswick Corp.	572,000	14,729,000

Machinery – 5.3%
Altra Holdings, Inc. (a)	750,815	14,415,648
Chart Industries, Inc. (a)(b)	49,800	3,651,834
Navistar International Corp. (a)	295,000	11,932,750
Terex Corp. (a)	640,490	14,411,025
Titan International, Inc. (b)	459,300	10,862,445
Wabash National Corp. (a)(b)	2,531,815	26,204,285

		81,477,987

Media – 1.9%
National CineMedia, Inc.	1,850,470	28,312,191

Metals & Mining – 1.1%
Globe Specialty Metals, Inc.	1,150,927	17,114,285

Oil, Gas & Consumable Fuels – 6.5%
Cheniere Energy, Inc. (a)	726,000	10,875,480
Energy XXI Bermuda Ltd. (a)(b)	704,048	25,423,173
James River Coal Co. (a)(b)	606,150	3,103,488
Kodiak Oil & Gas Corp. (a)(b)	1,621,399	16,149,134
Magnum Hunter Resources Corp. (a)(b)	1,715,620	10,997,124
McMoRan Exploration Co. (a)(b)	560,742	5,999,939
SandRidge Energy, Inc. (a)(b)	1,510,641	11,828,319
Swift Energy Co. (a)	502,295	14,581,624

		98,958,281

Paper & Forest Products – 2.2%
KapStone Paper and Packaging Corp. (a)	570,363	11,236,151
Schweitzer-Mauduit International, Inc.	333,384	23,023,499

		34,259,650

Pharmaceuticals – 6.9%
Elan Corp. Plc - ADR (a)	2,250,424	33,778,864
Jazz Pharmaceuticals, Inc. (a)(b)	808,530	39,189,449
ViroPharma, Inc. (a)(b)	1,076,407	32,367,559

		105,335,872

Professional Services – 4.1%
The Corporate Executive Board Co.	432,143	18,586,470
CoStar Group, Inc. (a)(b)	345,836	23,879,976
Kforce, Inc., Class A (a)	354,270	5,278,623
On Assignment, Inc. (a)(b)	817,771	14,286,459

		62,031,528

Semiconductors & Semiconductor Equipment – 7.3%
Cavium, Inc. (a)(b)	305,700	9,458,358

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Lattice Semiconductor Corp. (a)	3,782,088	$24,318,826
Microsemi Corp. (a)(b)	1,114,560	23,896,166
OmniVision Technologies, Inc. (a)	41,600	832,000
ON Semiconductor Corp. (a)	2,792,191	25,157,641
Semtech Corp. (a)(b)	955,081	27,181,605

		110,844,596

Software – 7.6%
Fortinet, Inc. (a)	624,611	17,270,494
Gateway Industries, Inc. (Acquired 2/11/11 through 12/27/11, cost $590,861) (a)(e)	2,635,275	7,642,298
PROS Holdings, Inc. (a)	368,052	6,882,572
QLIK Technologies, Inc. (a)	271,600	8,691,200
TiVo, Inc. (a)	5,207,671	62,439,975
Tyler Technologies, Inc. (a)	180,125	6,918,601
Ultimate Software Group, Inc. (a)(b)	76,800	5,627,904

		115,473,044

Specialty Retail – 4.2%
The Children’s Place Retail Stores, Inc. (a)(b)	382,586	19,768,219
Express, Inc. (a)	1,013,908	25,327,422
Lumber Liquidators Holdings, Inc. (a)	774,214	19,440,514

		64,536,155

Textiles, Apparel & Luxury Goods – 1.3%
G-III Apparel Group Ltd. (a)	704,782	20,029,904

Trading Companies & Distributors – 0.5%
Rush Enterprises, Inc., Class A (a)(b)	361,600	7,673,152

Total Common Stocks – 98.2%		1,495,494,737

Warrants (f)
Pharmaceuticals – 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price USD 1.77)	1,000,249	–

Value
Total Long-Term Investments (Cost – $1,235,118,028) – 98.2%	$1,495,494,737

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (g)(h)	42,112,900	42,112,900
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.24% (g)(h)(i)	$398,889	398,889,234
Total Short-Term Securities (Cost – $441,002,134) – 29.0%		441,002,134
Total Investments Before Options Written (Cost – $1,676,120,162) – 127.2%		1,936,496,871

Options Written	Contracts
Exchange-Traded Call Options Written
Cubist Pharmaceuticals, Inc., Strike Price USD 43, Expires 4/21/12
(Premiums Received – $90,767) – (0.0)%	936	(124,020)

Total Investments Net of Options Written – 127.2%		1,936,372,851
Liabilities in Excess of Other Assets – (27.2)%		(413,755,007)
Net Assets – 100.0%		$1,522,617,844

(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.

(c)	Investments in companies (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Shares Purchased	Shares Sold	Shares Held at March 31, 2012	Value at March 31, 2012	Realized Gain (Loss)	Income
BioSpecifics Technologies Corp.	666,887	97,080	–	763,967	$12,085,958	–	–
Caribou Coffee Co., Inc.	1,249,470	453,851	123,420	1,579,901	$29,449,355	$376,961	–
Cbeyond, Inc.	1,923,850	984,327	–	2,908,177	$23,265,416	–	–
Epocrates, Inc.	–	1,969,031	–	1,969,031	$16,894,286	–	–
ExlService Holdings, Inc.	1,463,120	361,960	100,560	1,724,520	$47,320,829	$284,356	–
Gentium SpA - ADR	1,930,876	998,212	–	2,929,088	$25,541,647	–	–
SonoSite, Inc.[1]	782,395	161,400	943,795	–	–	$23,589,702	–
Summit Hotel Properties, Inc.[1]	1,532,482	127,199	1,659,681	–	–	$(3,480,677)	$310,903

1 No longer an affiliated company or held by the Fund as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	19

Schedule of Investments (concluded)	BlackRock Small Cap Growth Equity Portfolio

(d)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(e)	Restricted security as to resale. As of report date the Fund held 0.5% of its net assets, with a current value of $7,642,298 and original cost of $590,861, in this security.
(f)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(g)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at March 31, 2012	Value at March 31, 2012	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	20,809,320	21,303,580	[1]	–	42,112,900	$42,112,900	–	$10,456
BlackRock Liquidity Series LLC, Money Market Series	$226,303,648	$172,585,586	[1]	–	$398,889,234	$398,889,234	–	$803,540
iShares Russell 2000 Growth Index Fund	125,100	1,752,400		1,877,500	–	–	$2,425,606	$192,221

  1 Represents net shares/beneficial interest purchased.

(h)	Represents the current yield as of report date.
(i)	Security was purchased with the cash collateral from loaned securities.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long- Term Investments:[1]
Common Stocks	$1,487,852,439	$7,642,298	–	$1,495,494,737
Short-Term Securities	42,112,900	398,889,234	–	441,002,134
Total	$1,529,965,339	$406,531,532	–	$1,936,496,871

1 See above Schedule of Investments for values in each industry excluding Level 2, Software, within the table.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(124,020)	–	–	$(124,020)

2 Derivative financial instruments are options written which are shown at value.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2012

Statements of Assets and Liabilities

March 31, 2012 (Unaudited)	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Mid-Cap Value Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio
Assets
Investments at value – unaffiliated[1,2]	$328,045,621	$1,024,990,715	$1,340,937,246
Investments at value – affiliated[3]	58,295,061	64,235,052	595,559,625
Investments sold receivable	10,597,387	7,029,881	90,682,919
Capital shares sold receivable	3,226,492	535,625	2,404,620
Dividends receivable – unaffiliated	50,487	1,499,197	2,291
Receivable from advisor	8,626	64,674	–
Securities lending income receivable – affiliated	3,650	1,271	108,341
Dividends receivable – affiliated	892	704	4,846
Prepaid expenses	47,952	63,731	63,737

Total assets	400,276,168	1,098,420,850	2,029,763,625

Liabilities
Options written at value[4]	29,150	–	124,020
Collateral on securities loaned at value	55,216,453	61,450,013	398,889,234
Investments purchased payable	7,567,982	2,240,330	36,475,291
Capital shares redeemed payable	750,088	1,689,864	69,920,300
Investment advisory fees payable	207,687	696,173	702,782
Service and distribution fees payable	88,299	287,378	117,572
Other affiliates payable	8,041	48,953	154,292
Officer’s and Trustees’ fees payable	2,918	9,609	10,523
Other accrued expenses payable	291,111	728,679	751,767

Total liabilities	64,161,729	67,150,999	507,145,781

Net Assets	$336,114,439	$1,031,269,851	$1,522,617,844

Net Assets Consist of
Paid-in capital	$285,435,574	$1,054,881,023	$1,166,975,808
Undistributed (accumulated) net investment income (loss)	(672,707)	669,210	(2,500,281)
Accumulated net realized gain (loss)	(12,993,207)	(173,409,269)	97,798,861
Net unrealized appreciation/depreciation	64,344,779	149,128,887	260,343,456

Net Assets	$336,114,439	$1,031,269,851	$1,522,617,844

[1] Investments at cost – unaffiliated	$263,693,026	$875,861,828	$1,106,438,280
[2] Securities loaned at value	$53,555,517	$60,145,450	$387,767,797
[3] Investments at cost – affiliated	$58,295,061	$64,235,052	$569,681,882
[4] Premiums received	$21,334	–	$90,767

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	21

Statements of Assets and Liabilities (concluded)

March 31, 2012 (Unaudited)	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Mid-Cap Value Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio
Net Asset Value
Institutional
Net assets	$23,085,038	$192,206,355	$1,075,224,701

Shares outstanding[1]	1,628,238	15,520,485	39,637,621

Net asset value	$14.18	$12.38	$27.13

Service
Net assets	$1,182,468	$1,391,099	$30,125,190

Shares outstanding[1]	88,466	114,298	1,182,652

Net asset value	$13.37	$12.17	$25.47

Investor A
Net assets	$278,421,798	$683,007,407	$384,437,351

Shares outstanding[1]	21,506,061	56,839,729	15,614,148

Net asset value	$12.95	$12.02	$24.62

Investor B
Net assets	$6,972,580	$24,144,266	$1,981,538

Shares outstanding[1]	618,104	2,219,250	94,394

Net asset value	$11.28	$10.88	$20.99

Investor C
Net assets	$20,483,907	$129,340,135	$30,849,064

Shares outstanding[1]	1,814,619	11,937,186	1,471,116

Net asset value	$11.29	$10.84	$20.97

Class R
Net assets	$5,968,648	$1,180,589	–

Shares outstanding[1]	462,724	95,588	–

Net asset value	$12.90	$12.35	–

1 Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2012

Statements of Operations

Six Months Ended March 31, 2012 (Unaudited)	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Mid-Cap Value Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio
Investment Income
Dividends – unaffiliated	$1,572,806	$9,678,052	$2,760,568
Foreign taxes withheld	(28,892)	–	(5,042)
Securities lending – affiliated	44,184	65,701	803,540
Dividends – affiliated	2,493	7,085	513,580

Total income	1,590,591	9,750,838	4,072,646

Expenses
Investment advisory	1,256,507	4,008,077	3,807,048
Transfer agent – class specific	505,125	1,219,237	1,367,552
Service and distribution – class specific	473,381	1,581,678	586,342
Administration	117,798	350,490	466,275
Administration – class specific	39,284	117,885	148,154
Registration	33,896	39,966	42,337
Professional	29,263	29,748	29,862
Custodian	14,688	34,042	52,786
Printing	11,309	29,783	43,681
Officer and Trustees	5,717	14,552	19,741
Miscellaneous	12,971	20,080	20,472
Recoupment of past waived fees – class specific	656	790	–

Total expenses	2,500,595	7,446,328	6,584,250
Less fees waived by advisor	(1,597)	(4,579)	(5,801)
Less administration fees waived – class specific	(38,258)	(117,601)	(2,761)
Less transfer agent fees waived – class specific	(39,620)	(38,815)	(212)
Less transfer agent fees reimbursed – class specific	(157,498)	(533,451)	(2,437)
Less fees paid indirectly	(324)	(328)	(112)

Total expenses after fees waived, reimbursed and paid indirectly	2,263,298	6,751,554	6,572,927

Net investment income (loss)	(672,707)	2,999,284	(2,500,281)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	11,662,402	(17,008,222)	89,189,640
Investments – affiliated	–	180	23,195,948
Options written.	(122,470)	251,245	(488,801)

	11,539,932	(16,756,797)	111,896,787

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	64,136,922	252,272,536	295,652,801
Investments – affiliated	–	–	45,761,988
Options written.	(7,816)	40,926	(33,253)

	64,129,106	252,313,462	341,381,536

Total realized and unrealized gain.	75,669,038	235,556,665	453,278,323

Net Increase in Net Assets Resulting from Operations	$74,996,331	$238,555,949	$450,778,042

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	23

Statements of Changes in Net Assets

	BlackRock Mid-Cap Growth Equity Portfolio			BlackRock Mid-Cap Value Equity Portfolio		BlackRock Small Cap Growth Equity Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011

Operations
Net investment income (loss)	$(672,707	) $	(2,024,414)	$2,999,284	$7,157,810	$(2,500,281)	$(9,856,705)
Net realized gain (loss)	11,539,932		25,183,896	(16,756,797)	193,447,017	111,896,787	163,582,740
Net change in unrealized appreciation/depreciation	64,129,106		(23,853,188)	252,313,462	(247,371,603)	341,381,536	(188,023,895)

Net increase (decrease) in net assets resulting from operations	74,996,331		(693,706)	238,555,949	(46,766,776)	450,778,042	(34,297,860)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	–		–	(1,662,860)	(1,930,361)	–	–
Service	–		–	(8,174)	(3,730)	–	–
Investor A	–		–	(3,726,374)	(5,160,440)	–	–
Investor B	–		–	–	(34,422)	–	–
Investor C	–		–	–	(265,420)	–	–
Class R	–		–	(2,690)	(5,689)	–	–
Net realized gain:
Institutional	–		–	–	–	(25,878,958)	–
Service	–		–	–	–	(735,003)	–
Investor A	–		–	–	–	(7,371,034)	–
Investor B	–		–	–	–	(60,195)	–
Investor C	–		–	–	–	(874,865)	–

Decrease in net assets resulting from dividends and distributions to shareholders	–		–	(5,400,098)	(7,400,062)	(34,920,055)	–

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(21,304,824)		(52,938,926)	(126,325,668)	(145,080,585)	(109,815,277)	91,798,500

Redemption Fees
Redemption fees	–		–	–	–	–	29,171

Net Assets
Total increase (decrease) in net assets	53,691,507		52,245,220	106,830,183	(199,247,423)	306,042,710	57,529,811
Beginning of period	282,422,932		230,177,712	924,439,668	1,123,687,091	1,216,575,134	1,159,045,323

End of period	$336,114,439		$282,422,932	$1,031,269,851	$924,439,668	$1,522,617,844	$1,216,575,134

Undistributed (accumulated) net investment income (loss)	$(672,707)		–	$669,210	$3,070,024	$(2,500,281)	–

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2012

Financial Highlights	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional											Service
	Six Months Ended March 31, 2012		Year Ended September 30,									Six Months Ended March 31, 2012		Year Ended September 30,
	(Unaudited)		2011		2010		2009		2008	2007		(Unaudited)		2011		2010		2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$11.10		$11.18		$10.27		$10.33		$13.49	$10.70		$10.49		$10.60		$9.78		$9.87		$12.92	$10.27
Net investment loss[1]	(0.01)		(0.05)		(0.01)		(0.04)		(0.04)	(0.07)		(0.04)		(0.10)		(0.05)		(0.06)		(0.07)	(0.09)
Net realized and unrealized gain (loss)	3.09		(0.03)		0.92		(0.02)		(3.12)	2.86	[2]	2.92		(0.01)		0.87		(0.03)		(2.98)	2.74	[2]
Net increase (decrease) from investment operations	3.08		(0.08)		0.91		(0.06)		(3.16)	2.79		2.88		(0.11)		0.82		(0.09)		(3.05)	2.65
Net asset value, end of period	$14.18		$11.10		$11.18		$10.27		$10.33	$13.49		$13.37		$10.49		$10.60		$9.78		$9.87	$12.92

Total Investment Return[3]
Based on net asset value	27.75%	[4]	(0.72)%	[5]	8.86%	[6]	(0.58)%	[7]	(23.43)%	26.08%	[8]	27.46%	[4]	(1.04)%	[9]	8.38%	[10]	(0.91)%	[11]	(23.61)%	25.80%	[8]

Ratios to Average Net Assets
Total expenses	1.18%	[12]	1.17%		1.15%		1.20%		1.07%	1.06%		2.03%	[12]	1.87%		1.63%		1.65%		1.29%	1.32%
Total expenses excluding recoupment of past waived fees	1.18%	[12]	1.17%		1.14%		1.20%		1.07%	1.06%		2.03%	[12]	1.87%		1.62%		1.64%		1.29%	1.32%
Total expenses after fees waived, reimbursed and paid indirectly	1.10%	[12]	1.17%		1.15%		1.18%		1.06%	1.05%		1.58%	[12]	1.58%		1.58%		1.51%		1.28%	1.22%
Net investment loss	(0.08)%	[12]	(0.38)%		(0.09)%		(0.44)%		(0.33)%	(0.59)%		(0.58)%	[12]	(0.83)%		(0.52)%		(0.76)%		(0.56)%	(0.76)%

Supplemental Data
Net assets, end of period (000)	$23,085		$19,348		$24,421		$25,572		$26,468	$75,577		$1,182		$714		$330		$360		$459	$714
Portfolio turnover	44%		131%		76%		53%		45%	53%		44%		131%		76%		53%		45%	53%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (0.90)%.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.47%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (0.87)%.
[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.23)%.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.98%.
[11]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.22)%.
[12]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	25

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor A									Investor B
	Six Months Ended March 31, 2012		Year Ended September 30,							Six Months Ended March 31, 2012		Year Ended September 30,
	(Unaudited)		2011	2010		2009	2008	2007		(Unaudited)		2011	2010		2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.15		$10.27	$9.47		$9.56	$12.55	$10.00		$8.88		$9.05	$8.42		$8.56	$11.32	$9.09
Net investment loss[1]	(0.02)		(0.09)	(0.05)		(0.06)	(0.10)	(0.12)		(0.06)		(0.16)	(0.12)		(0.10)	(0.17)	(0.18)
Net realized and unrealized gain (loss)	2.82		(0.03)	0.85		(0.03)	(2.89)	2.67	[2]	2.46		(0.01)	0.75		(0.04)	(2.59)	2.41	[2]
Net increase (decrease) from investment operations	2.80		(0.12)	0.80		(0.09)	(2.99)	2.55		2.40		(0.17)	0.63		(0.14)	(2.76)	2.23
Net asset value, end of period	$12.95		$10.15	$10.27		$9.47	$9.56	$12.55		$11.28		$8.88	$9.05		$8.42	$8.56	$11.32

Total Investment Return[3]
Based on net asset value	27.59%	[4]	(1.17)%[5]	8.45%	[6]	(0.94)%[7]	(23.83)%	25.50%	[8]	27.03%	[4]	(1.88)%[9]	7.48%	[10]	(1.64)%[11]	(24.38)%	24.53%	[8]

Ratios to Average Net Assets
Total expenses	1.53%[12]		1.59%	1.58%		1.76%	1.53%	1.60%		2.61%[12]		2.43%	2.48%		2.73%	2.45%	2.46%
Total expenses excluding recoupment of past waived fees	1.53%[12]		1.56%	1.55%		1.72%	1.53%	1.60%		2.61%[12]		2.42%	2.47%		2.64%	2.45%	2.46%
Total expenses after fees waived, reimbursed and paid indirectly	1.39%[12]		1.58%	1.58%		1.59%	1.53%	1.57%		2.16%[12]		2.39%	2.38%		2.34%	2.31%	2.25%
Net investment loss	(0.38)%[12]		(0.79)%	(0.51)%		(0.85)%	(0.81)%	(1.11)%		(1.13%)[12]		(1.58)%	(1.36)%		(1.57)%	(1.58)%	(1.79)%

Supplemental Data
Net assets, end of period (000)	$278,422		$232,924	$180,501		$181,159	$195,980	$274,333		$6,973		$7,596	$8,209		$11,978	$19,565	$43,610
Portfolio turnover	44%		131%	76%		53%	45%	53%		44%		131%	76%		53%	45%	53%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.36)%.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.03%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.26)%.
[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (2.10)%.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.01%.
[11]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.99)%.
[12]	Annualized.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MARCH 31, 2012

Financial Highlights (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor C							Class R
	Six Months Ended March 31, 2012	Year Ended September 30,						Six Months Ended March 31, 2012	Year Ended September 30,					Period October 2, 2006[1] to September
	(Unaudited)	2011	2010	2009	2008	2007		(Unaudited)	2011	2010		2009	2008	30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$8.89	$9.05	$8.41	$8.56	$11.32	$9.09		$10.13	$10.25	$9.46		$9.56	$12.55	$9.92
Net investment loss[2]	(0.06)	(0.16)	(0.11)	(0.11)	(0.16)	(0.19)		(0.04)	(0.10)	(0.04)		(0.07)	(0.10)	(0.13)
Net realized and unrealized gain (loss)	(2.46)	(0.00)[3]	0.75	(0.04)	(2.60)	2.42	[4]	2.81	(0.02)	0.83		(0.03)	(2.89)	2.76	[4]
Net increase (decrease) from investment operations	2.40	(0.16)	0.64	(0.15)	(2.76)	2.23		2.77	(0.12)	0.79		(0.10)	(2.99)	2.63
Net asset value, end of period	$11.29	$8.89	$9.05	$8.41	$8.56	$11.32		$12.90	$10.13	$10.25		$9.46	$9.56	$12.55

Total Investment Return[5]
Based on net asset value	27.00%[6]	(1.77)% [7]	7.61%[8]	(1.75)% [9]	(24.38)%	24.53%	[10]	27.35%[6]	(1.17)% [11]	8.35%	[12]	(1.05)% [13]	(23.83)%	26.51%	[6,10]

Ratios to Average Net Assets
Total expenses	2.34%[14]	2.34%	2.33%	2.46%	2.25%	2.31%		1.85%[14]	1.91%	1.97%		2.04%	1.73%	1.63%[14]
Total expenses excluding recoupment of past waived fees	2.34%[14]	2.31%	2.30%	2.44%	2.25%	2.31%		1.85%[14]	1.91%	1.97%		2.04%	1.73%	1.63%[14]
Total expenses after fees waived, reimbursed and paid indirectly	2.16%[14]	2.33%	2.33%	2.34%	2.25%	2.30%		1.65%[14]	1.65%	1.65%		1.63%	1.58%	1.59%[14]
Net investment loss	(1.15)%[14]	(1.54)%	(1.26)%	(1.59)%	(1.53)%	(1.84)%		(0.63)%[14]	(0.84)%	(0.44)%		(0.89)%	(0.82)%	(1.12)%[14]

Supplemental Data
Net assets, end of period (000)	$20,484	$16,615	$12,578	$12,418	$13,964	$20,203		$5,969	$5,227	$4,138		$2,323	$723	$25
Portfolio turnover	44%	131%	76%	53%	45%	53%		44%	131%	76%		53%	45%	53%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $(0.01) per share.
[4]	Includes redemption fees, which are less than $0.01 per share.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.99)%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.13%.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (2.10)%.
[10]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[11]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.37)%.
[12]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.93%.
[13]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.36)%.
[14]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	27

Financial Highlights	BlackRock Mid-Cap Value Equity Portfolio

	Institutional						Service
	Six Months Ended March 31, 2012	Year Ended September 30,					Six Months Ended March 31, 2012	Year Ended September 30,
	(Unaudited)	2011	2010	2009	2008	2007	(Unaudited)	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.81	$10.53	$9.34	$9.94	$14.35	$13.67	$9.63	$10.33	$9.17	$9.78	$14.14	$13.49
Net investment income[1]	0.05	0.12	0.10	0.08	0.10	0.11	0.04	0.08	0.04	0.05	0.06	0.10
Net realized and unrealized gain (loss)	2.62	(0.74)	1.16	(0.61)	(2.77)	2.38 [2]	2.57	(0.73)	1.17	(0.60)	(2.72)	2.33 [2]
Net increase (decrease) from investment operations	2.67	(0.62)	1.26	(0.53)	(2.67)	2.49	2.61	(0.65)	1.21	(0.55)	(2.66)	2.43
Dividends and distributions from:
Net investment income	(0.10)	(0.10)	(0.07)	(0.07)	–	(0.15)	(0.07)	(0.05)	(0.05)	(0.06)	–	(0.12)
Tax return of capital	–	–	–	–	(0.02)	–	–	–	–	–	(0.02)	–
Net realized gain	–	–	–	–	(1.72)	(1.66)	–	–	–	–	(1.68)	(1.66)
Total dividends and distributions	(0.10)	(0.10)	(0.07)	(0.07)	(1.74)	(1.81)	(0.07)	(0.05)	(0.05)	(0.06)	(1.70)	(1.78)
Net asset value, end of period	$12.38	$9.81	$10.53	$9.34	$9.94	$14.35	$12.17	$9.63	$10.33	$9.17	$9.78	$14.14

Total Investment Return[3]
Based on net asset value	27.36%[4]	(6.03)% [5]	13.56%	(5.09)%	(20.74)%	19.35% [6]	27.22%[4]	(6.38)% [5]	13.20%	(5.36)%	(20.95)%	19.10% [6]

Ratios to Average Net Assets
Total expenses	1.15%[7]	1.08%	1.13%	1.16%	1.10%	1.07%	1.69%[7]	1.49%	1.31%	1.32%	1.25%	1.24%
Total expenses excluding recoupment of past waived fees	1.15%[7]	1.08%	1.13%	1.16%	1.10%	1.07%	1.69%[7]	1.49%	1.31%	1.32%	1.25%	1.24%
Total expenses after fees waived, reimbursed and paid indirectly	0.97%[7]	0.97%	0.97%	0.95%	0.94%	0.95%	1.29%[7]	1.29%	1.27%	1.26%	1.23%	1.20%
Net investment income	0.96%[7]	0.98%	0.99%	1.00%	0.82%	0.79%	0.67%[7]	0.65%	0.37%	0.69%	0.54%	0.68%

Supplemental Data
Net assets, end of period (000)	$192,206	$195,753	$204,286	$165,710	$141,900	$134,665	$1,391	$1,025	$737	$2,561	$2,431	$3,716
Portfolio turnover	51%	137%	123%	181%	117%	202%	51%	137%	123%	181%	117%	202%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2012

Financial Highlights (continued)	BlackRock Mid-Cap Value Equity Portfolio

	Investor A						Investor B
	Six Months Ended March 31, 2012	Year Ended September 30,					Six Months Ended March 31, 2012	Year Ended September 30,
	(Unaudited)	2011	2010	2009	2008	2007	(Unaudited)	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.50	$10.21	$9.06	$9.66	$14.00	$13.38	$8.58	$9.25	$8.23	$8.84	$12.92	$12.46
Net investment income (loss)[1]	0.04	0.08	0.06	0.05	0.06	0.08	(0.01)	(0.01)	(0.02)	(0.00)[2]	(0.02)	(0.01)
Net realized and unrealized gain (loss)	2.54	(0.72)	1.13	(0.59)	(2.70)	2.32 [3]	2.31	(0.65)	1.04	(0.56)	(2.47)	2.15 [4]
Net increase (decrease) from investment operations	2.58	(0.64)	1.19	(0.54)	(2.64)	2.40	2.30	(0.66)	1.02	(0.56)	(2.49)	2.14
Dividends and distributions from:
Net investment income	(0.06)	(0.07)	(0.04)	(0.06)	–	(0.12)	–	(0.01)	–	(0.05)	–	(0.02)
Tax return of capital	–	–	–	–	(0.02)	–	–	–	–	–	(1.59)	(1.66)
Net realized gain	–	–	–	–	(1.68)	(1.66)	–	–	–	–	–	–
Total dividends and distributions	(0.06)	(0.07)	(0.04)	(0.06)	(1.70)	(1.78)	–	(0.01)	–	(0.05)	(1.59)	(1.68)
Net asset value, end of period	$12.02	$9.50	$10.21	$9.06	$9.66	$14.00	$10.88	$8.58	$9.25	$8.23	$8.84	$12.92

Total Investment Return[5]
Based on net asset value	27.27%[6]	(6.33)%[7]	13.21%	(5.32)%	(21.04)%	19.02%[4]	26.81%[6]	(7.17)%[7]	12.39%	(6.12%)	(21.53%)	18.18%

Ratios to Average Net Assets
Total expenses.	1.41%[8]	1.37%	1.40%	1.51%	1.43%	1.40%	2.35%[8]	2.13%	2.22%	2.38%	2.24%	2.23%
Total expenses excluding recoupment of past waived fees	1.41%[8]	1.37%	1.40%	1.51%	1.43%	1.40%	2.35%[8]	2.12%	2.20%	2.38%	2.24%	2.23%
Total expenses after fees waived, reimbursed and paid indirectly	1.29%[8]	1.29%	1.29%	1.26%	1.25%	1.25%	2.06%[8]	2.06%	2.04%	2.02%	2.00%	2.00%
Net investment income (loss)	0.66%[8]	0.66%	0.61%	0.70%	0.53%	0.61%	(0.12%)[8]	(0.10%)	(0.24)%	(0.04%)	(0.21%)	(0.09%)

Supplemental Data
Net assets, end of period (000)	$683,007	$587,989	$726,666	$395,763	$470,265	$642,264	$24,144	$26,233	$42,239	$41,196	$67,656	$119,768
Portfolio turnover	51%	137%	123%	181%	117%	202%	51%	137%	123%	181%	117%	202%

[1]	Based on average shares outstanding.
[2]	Less than $(0.01) per share.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	29

Financial Highlights (concluded)	BlackRock Mid-Cap Value Equity Portfolio

	Investor C										Class R
	Six Months Ended March 31, 2012		Year Ended September 30,								Six Months Ended March 31, 2012		Year Ended September 30,	Period July 30, 2010[1] to
	(Unaudited)		2011		2010	2009		2008	2007		(Unaudited)		2011	September 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$8.55		$9.22		$8.20	$8.81		$12.90	$12.46		$9.75		$ 10.51	$ 10.24
Net investment income (loss)[2]	(0.01)		(0.01)		(0.01)	(0.00)	[3]	(0.02)	(0.02)		0.02		0.04	0.00[4]
Net realized and unrealized gain (loss)	2.30		(0.64)		1.03	(0.56)		(2.47)	2.15	[5]	2.61		(0.73)	0.27
Net increase (decrease) from investment operations	2.29		(0.65)		1.02	(0.56)		(2.49)	2.13		2.63		(0.69)	0.27
Dividends and distributions from:
Net investment income	–		(0.02)		–	(0.05)		–	(0.03)		(0.03)		(0.07)	–
Net realized gain	–		–		–	–		(1.60)	(1.66)		–		–	–
Total dividends and distributions	–		(0.02)		–	(0.05)		(1.60)	(1.69)		(0.03)		(0.07)	–
Net asset value, end of period	$10.84		$8.55		$9.22	$8.20		$8.81	$12.90		$12.35		$ 9.75	$ 10.51

Total Investment Return[6]
Based on net asset value	26.78%	[7]	(7.11)%	[8]	12.44%	(6.14)%		(21.56)%	18.16%	[9]	26.99%	[7]	(6.66)%[8]	13.17%[7]

Ratios to Average Net Assets
Total expenses	2.19%	[10]	2.16%		2.22%	2.39%		2.20%	2.21%		1.73%	[10]	1.72%	2.21%[10]
Total expenses excluding recoupment of past waived fees	2.19%	[10]	2.16%		2.22%	2.39%		2.20%	2.21%		1.73%	[10]	1.70%	2.21%[10]
Total expenses after fees waived, reimbursed and paid indirectly	2.06%	[10]	2.06%		2.06%	2.02%		2.00%	2.00%		1.65%	[10]	1.65%	1.65%[10]
Net investment income (loss)	(0.12)%	[10]	(0.11)%		(0.17)%	(0.06)%		(0.22)%	(0.14)%		0.30%	[10]	0.31%	0.08%[10]

Supplemental Data
Net assets, end of period (000)	$129,340		$112,520		$148,923	$92,141		$118,186	$173,731		$1,181		$ 920	$ 838
Portfolio turnover	51%		137%		123%	181%		117%	202%		51%		137%	123%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $(0.01) per share.
[4]	Less than $0.01 per share.
[5]	Includes redemption fees, which are less than $0.01 per share.
[6]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[7]	Aggregate total investment return.
[8]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[9]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[10]	Annualized.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2012

Financial Highlights	BlackRock Small Cap Growth Equity Portfolio

	Institutional									Service
	Six Months Ended March 31, 2012		Year Ended September 30,							Six Months Ended March 31, 2012		Year Ended September 30,
	(Unaudited)		2011	2010		2009	2008	2007		(Unaudited)		2011	2010		2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$20.09		$20.42	$18.66		$20.33	$23.71	$19.26		$18.93		$19.29	$17.67		$19.30	$22.58	$18.38
Net investment income (loss)[1]	(0.03)		(0.13)	(0.12)		(0.07)	0.03	(0.07)		(0.07)		(0.18)	(0.16)		(0.10)	(0.03)	(0.11)
Net realized and unrealized gain (loss)	7.67		(0.20)[2]	1.88	[2]	(1.60)[2]	(3.41)[2]	4.52	[2]	7.21		(0.18)[2]	1.78	[2]	(1.53)[2]	(3.25)[2]	4.31[2]
Net increase (decrease) from investment operations	7.64		(0.33)	1.76		(1.67)	(3.38)	4.45		7.14		(0.36)	1.62		(1.63)	(3.28)	4.20
Distributions from net realized gain	(0.60)		–	–		–	–	–		(0.60)		–	–		–	–	–
Net asset value, end of period	$27.13		$20.09	$20.42		$18.66	$20.33	$23.71		$25.47		$18.93	$19.29		$17.67	$19.30	$22.58

Total Investment Return[3]
Based on net asset value	38.51%	[4]	(1.62)%[5,6]	9.43%	[6]	(8.22)%[6,7]	(14.26)%[6]	23.11%	[6]	38.22%	[4]	(1.87)%[5,6]	9.17%	[6]	(8.45)%[6,8]	(14.53)%[6]	22.85%[6]

Ratios to Average Net Assets
Total expenses	0.82%	[9]	0.80%	0.83%		0.88%	0.77%	0.82%		1.22%	[9]	1.07%	1.10%		1.15%	1.07%	1.02%
Total expenses excluding recoupment of past waived fees	0.82%	[9]	0.80%	0.83%		0.88%	0.77%	0.82%		1.22%	[9]	1.07%	1.10%		1.14%	1.07%	1.02%
Total expenses after fees waived, reimbursed and paid indirectly	0.82%	[9]	0.80%	0.83%		0.88%	0.77%	0.82%		1.18%	[9]	1.07%	1.10%		1.11%	1.07%	1.02%
Net investment income (loss)	(0.24%	)[9]	(0.55)%	(0.59)%		(0.48)%	0.15%	(0.34)%		(0.60%	)[9]	(0.81)%	(0.86)%		(0.70)%	(0.14)%	(0.54)%

Supplemental Data
Net assets, end of period (000)	$1,075,225		$931,857	$806,461		$855,375	$699,761	$587,586		$30,125		$23,683	$47,917		$43,932	$40,514	$35,945
Portfolio turnover	81%		141%	128%		82%	81%	81%		81%		141%	128%		82%	81%	81%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.26)%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.50)%.
[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	31

Financial Highlights (continued)	BlackRock Small Cap Growth Equity Portfolio

	Investor A												Investor B
	Six Months Ended March 31, 2012		Year Ended September 30,										Six Months Ended March 31, 2012		Year Ended September 30,
	(Unaudited)		2011		2010		2009		2008		2007		(Unaudited)		2011		2010		2009		2008		2007
Per Share Operating Performance
Net asset value, beginning of period	$18.31		$18.69		$17.14		$18.76		$21.97		$17.90		$15.75		$16.20		$15.00		$16.56		$19.57		$16.07
Net investment loss[1]	(0.07)		(0.21)		(0.18)		(0.13)		(0.05)		(0.13)		(0.13)		(0.32)		(0.30)		(0.21)		(0.21)		(0.26)
Net realized and unrealized gain (loss)	6.98		(0.17)	[2]	1.73	[2]	(1.49)	[2]	(3.16)	[2]	4.20	[2]	5.97		(0.13)	[2]	1.50	[2]	(1.35)	[2]	(2.80)	[2]	3.76	[2]
Net increase (decrease) from investment operations	6.91		(0.38)		1.55		(1.62)		(3.21)		4.07		5.84		(0.45)		1.20		(1.56)		(3.01)		3.50
Distributions from net realized gain	(0.60)		–		–				–		–		(0.60)		–		–		–		–		–
Net asset value, end of period	$24.62		$18.31		$18.69		$17.14		$18.76		$21.97		$20.99		$15.75		$16.20		$15.00		$16.56		$19.57

Total Investment Return[3]
Based on net asset value	38.26%	[4]	(2.03)%	[5,6]	9.04%	[6]	(8.64)%	[6,7]	(14.61)%	[6]	22.74%	[6]	37.67%	[4]	(2.78)%	[5,6]	8.00%	[6]	(15.38)%	[6]	(9.42)%	[6,8]	21.78%	[6]

Ratios to Average Net Assets
Total expenses	1.16%	[9]	1.18%		1.22%		1.33%		1.16%		1.12%		2.00%	[9]	1.96%		2.19%		2.30%		2.08%		2.02%
Total expenses excluding recoupment of past waived fees	1.16%	[9]	1.18%		1.22%		1.33%		1.16%		1.12%		2.00%	[9]	1.96%		2.07%		2.20%		2.08%		2.02%
Total expenses after fees waived, reimbursed and paid indirectly	1.16%	[9]	1.18%		1.22%		1.33%		1.16%		1.12%		2.00%	[9]	1.96%		2.19%		2.20%		2.08%		1.92%
Net investment loss	(0.61)%	[9]	(0.94)%		(0.98)%		(0.92)%		(0.22)%		(0.64)%		(1.42%)	[9]	(1.72)%		(1.94)%		(1.72)%		(1.11)%		(1.44)%

Supplemental Data
Net assets, end of period (000)	$384,437		$235,400		$269,080		$240,361		$211,065		$189,575		$1,982		$1,687		$2,369		$3,327		$5,721		$10,222
Portfolio turnover	81%		141%		128%		82%		81%		81%		81%		141%		128%		82%		81%		81%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.69)%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (9.48)%.
[9]	Annualized.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	MARCH 31, 2012

Financial Highlights (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Investor C
	Six Months Ended March 31, 2012		Year Ended September 30,
	(Unaudited)		2011		2010		2009		2008		2007
Per Share Operating Performance
Net asset value, beginning of period	$15.73		$16.19		$14.99		$16.56		$19.57		$16.09
Net investment loss[1]	(0.13)		(0.35)		(0.30)		(0.22)		(0.21)		(0.29)
Net realized and unrealized gain (loss)	5.97		(0.11)	[2]	1.50	[2]	(1.35)	[2]	(2.80)	[2]	3.77[2]
Net increase (decrease) from investment operations	5.84		(0.46)		1.20		(1.57)		(3.01)		3.48
Distributions from net realized gain	(0.60)		–		–		–		–		–
Net asset value, end of period	$20.97		$15.73		$16.19		$14.99		$16.56		$19.57

Total Investment Return[3]
Based on net asset value	37.72%	[4]	(2.84)%	[5,6]	8.01%	[6]	(9.48)%	[6,7]	(15.38)%	[6]	21.63%[6]

Ratios to Average Net Assets
Total expenses	1.96%	[8]	2.08%		2.19%		2.31%		2.08%		2.09%
Total expenses excluding recoupment of past waived fees	1.96%	[8]	2.05%		2.13%		2.29%		2.08%		2.09%
Total expenses after fees waived, reimbursed and paid indirectly	1.96%	[8]	2.07%		2.16%		2.22%		2.08%		2.04%
Net investment loss	(1.38%)	[8]	(1.83)%		(1.92)%		(1.81)%		(1.14)%		(1.56)%

Supplemental Data
Net assets, end of period (000)	$30,849		$23,947		$33,219		$25,915		$24,405		$21,847
Portfolio turnover	81%		141%		128%		82%		81%		81%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (9.54)%.
[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	33

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massa-chusetts business trust. BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity”), BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”) and BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganizations: The Board of Trustees of the Trust (the “Board”) and of Mid-Cap Growth Equity and the Board and shareholders of BlackRock Small/Mid-Cap Growth Portfolio (“Small/Mid-Cap Growth”), a series of the Trust, approved the reorganization of Small/Mid-Cap Growth into Mid-Cap Growth Equity pursuant to which Mid-Cap Growth Equity acquired substantially all of the assets and assumed certain stated liabilities of Small/Mid-Cap Growth in exchange for an equal aggregate value of Mid-Cap Growth Equity shares.

Each shareholder of Small/Mid-Cap Growth received shares of Mid-Cap Growth Equity with the same class designation and an aggregate NAV of such shareholder’s Small/Mid-Cap Growth shares, as determined at the close of business on September 9, 2011.

The reorganization was accomplished by a tax-free exchange of shares of Mid-Cap Growth Equity in the following amounts and at the following conversion ratios:

	Small/Mid-Cap Growth Shares Prior to Reorganization	Conversion Ratio	Shares of Mid-Cap Growth Equity
Institutional	325,605	1.02754184	334,572
Investor A	6,985,641	1.04197646	7,278,873
Investor B	302,749	0.99544086	301,369
Investor C	784,243	0.99592366	781,046
Class R	216,432	1.02709786	222,297

Small/Mid-Cap Growth’s net assets and composition of net assets on September 9, 2011, the date of the reorganization, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Realized Loss	Net Unrealized Appreciation
$92,348,707	$99,897,827	$(8,980,281)	$1,431,161

For financial reporting purposes, assets received and shares issued by Mid-Cap Growth Equity were recorded at fair value; however, the cost basis of the investments received from Small/Mid-Cap Growth was carried forward to align ongoing reporting of Mid-Cap Growth Equity’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Mid-Cap Growth Equity immediately after the acquisition amounted to $294,911,916. Small/Mid-Cap Growth’s fair value and cost of investments prior to the reorganization were $93,085,931 and $91,654,770, respectively.

The purpose of the transaction was to combine two funds managed by the Manager, the investment advisor to both Small/Mid-Cap Growth and Mid-Cap Growth Equity with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 12, 2011.

Assuming the acquisition had been completed on October 1, 2010, the beginning of the annual reporting period of Mid-Cap Growth Equity, the pro forma results of operations for the year ended September 30, 2011, were as follows:

—	Net investment loss: $(3,404,549)
—	Net realized and change in unrealized gain/loss on investments: $12,060,317
—	Net increase in the net assets resulting from operations: $8,655,768

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Small/ Mid-Cap Growth that have been included in the Mid-Cap Growth Equity’s Statement of Changes since September 12, 2011.

34	BLACKROCK FUNDS	MARCH 31, 2012

Notes to Financial Statements (continued)

Reorganization costs incurred by Mid-Cap Growth Equity in connection with the reorganization were expensed by Mid-Cap Growth Equity.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities

BLACKROCK FUNDS	MARCH 31, 2012	35

Notes to Financial Statements (continued)

loaned but do not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended March 31, 2012, any securities on loan were collaterized by cash.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended September 30, 2011. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after

January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to equity risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In

36	BLACKROCK FUNDS	MARCH 31, 2012

Notes to Financial Statements (continued)

addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (written) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2012
Liability Derivatives
	Statements of Assets and Liabilities Location	Mid-Cap Growth Equity	Small Cap Growth Equity
Equity contracts	Options written at value	$29,150	$124,020

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2012
Net Realized Gain (Loss) From
	Mid-Cap Growth Equity	Mid-Cap Value Equity		Small Cap Growth Equity
Equity contracts:
Options	$(122,470)	$251,245		$(488,801)
Net Change in Unrealized Appreciation/Depreciation on
	Mid-Cap Growth Equity	Mid-Cap Value Equity		Small Cap Growth Equity
Equity contracts:
Options	$(7,816)	$40,926		$(33,253)

For the six months ended March 31, 2012, the average quarterly bal-ances of outstanding derivative financial instruments were as follows:
	Mid-Cap Growth Equity	Mid-Cap Value Equity		Small Cap Growth Equity
Options:
Average number of option contracts purchased	–	1	[1]	–
Average number of option contracts written	1	1	[1]	1
Average notional value of option contracts purchased	—	$2,625,000	[1]	–
Average notional value of option contracts written	$473,000	$1,726,2881		$2,012,400
[1]	Average contract amount shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a

BLACKROCK FUNDS	MARCH 31, 2012	37

Notes to Financial Statements (continued)

monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Mid-Cap Growth Equity and Mid-Cap Value Equity	Small Cap Growth Equity
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion.	0.800%	0.550%
$1 Billion - $2 Billion	0.700%	0.500%
$2 Billion - $3 Billion	0.650%	0.475%
Greater than $3 Billion	0.625%	0.450%

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity
	Contractual	Contractual[2]	Contractual[2]	Voluntary[3]
Institutional	1.11%[1]	0.97%	1.02%	–
Service	1.58%[2]	1.29%	1.29%	1.18%
Investor A	1.39%[1]	1.29%	1.50%	–
Investor B	2.16%[1]	2.06%	2.28%	–
Investor C	2.16%[1]	2.06%	2.28%	–
Class R	1.65%[2]	1.65%[4]	1.72%[5]	–
[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the Independent Trustees.

[2]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2013, except for Mid-Cap Value Equity’s Class R Shares which is prior to February 1, 2022, unless approved by the Board, including a majority of the Independent Trustees.

[3]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

[4]	On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten year term.

[5]	There were no shares outstanding as of March 31, 2012.

These amounts are shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations. Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity
Institutional	$1,639	$24,331	–
Service	119	158	$2,761
Investor A	32,462	74,325	–
Investor B	947	3,242	–
Investor C	2,384	15,407	–
Class R	707	138	–
Total	$38,258	$117,601	$2,761

Transfer Agent Fees Waived
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity
Institutional	$781	$1,228	–
Service	184	145	$212
Investor A	29,317	28,030	–
Investor B	3,421	3,559	–
Investor C	5,890	5,832	–
Class R	27	21	–
Total	$39,620	$38,815	$212

Transfer Agent Fees Reimbursed
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity
Institutional	$6,359	$147,675	–
Service	1,846	2,250	$2,437
Investor A	123,317	289,671	–
Investor B	12,573	31,663	–
Investor C	8,325	61,903	–
Class R	5,078	289	–
Total	$157,498	$533,451	$2,437

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended March 31, 2012, the amounts waived were as follows:

Mid-Cap Growth Equity	$1,597
Mid-Cap Value Equity	$4,579
Small Cap Growth Equity	$5,801

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

38	BLACKROCK FUNDS	MARCH 31, 2012

Notes to Financial Statements (continued)

For the six months ended March 31, 2012, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity
Institutional	$656	–
Investor B	–	$287
Investor C	–	503
Total	$656	$790

On March 31, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2012	2013	2014
Mid-Cap Growth Equity	$18,353	$46,944	$235,374
Mid-Cap Value Equity	$990,928	$1,061,191	$689,854

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended March 31, 2012, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

Service and Distribution Fees
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity
Service	$1,188	$1,579	$34,434
Investor A	324,621	822,083	402,874
Investor B	37,889	129,725	9,461
Investor C	95,361	625,539	139,573
Class R	14,322	2,752	–
Total	$473,381	$1,581,678	$586,342

For the six months ended March 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Mid-Cap Growth Equity	$2,986
Mid-Cap Value Equity	$4,754
Small Cap Growth Equity	$7,400

For the six months ended March 31, 2012, affiliates received the following CDSCs relating to transactions in Investor A, Investor B and Investor C Shares as follows:

	Investor A	Investor B	Investor C
Mid-Cap Growth Equity	–	$1,852	$1,029
Mid-Cap Value Equity	$109	$9,079	$2,579
Small Cap Growth Equity	$1,090	$1,109	$808

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2012, the Funds paid the following to affiliates in return for these services, which are included in transfer agent – class specific in the Statements of Operations:

Mid-Cap Growth Equity	$5,138
Mid-Cap Value Equity	$6,587
Small Cap Growth Equity	$113,580

BLACKROCK FUNDS	MARCH 31, 2012	39

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity
Institutional	$1,096	$1,228	$3,318
Service	184	145	690
Investor A	29,317	28,030	6,143
Investor B	3,421	3,567	128
Investor C	5,890	5,843	756
Class R	30	21	–
Total	$39,938	$38,834	$11,035

For the six months ended March 31, 2012, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

Transfer Agent Fees
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity
Institutional	$22,184	$216,115	$869,332
Service	3,886	3,282	43,379
Investor A	408,930	775,034	408,763
Investor B	24,208	57,791	3,237
Investor C	34,879	165,331	42,841
Class R	11,038	1,684	–
Total	$505,125	$1,219,237	$1,367,552

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived – class specific in the Statements of Operations. For the six months ended March 31, 2012, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Statements of Operations:

Administration Fees
Mid-Cap Growth Equity	$80,661
Mid-Cap Value Equity	$249,694
Small Cap Growth Equity	$479,843

For the six months ended March 31, 2012, the following table shows the administration fees – class specific borne directly by each class of each Fund:

Administration Fees – Class Specific
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity
Institutional	$2,656	$24,330	$100,698
Service	119	158	3,443
Investor A	32,462	74,325	40,287
Investor B	947	3,296	237
Investor C	2,384	15,638	3,489
Class R	716	138	–
Total	$39,284	$117,885	$148,154

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retain 65% of securities lending income and pay a fee to BIM equal to 35% of such income. The share of income earned by the Funds on the reinvestment of cash collateral is shown as securities lending – affiliated in the Statements of Operations. For the six months ended March 31, 2012, BIM received $483,279 in securities lending agent fees related to securities lending activities for the Funds.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

40	BLACKROCK FUNDS	MARCH 31, 2012

Notes to Financial Statements (continued)

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2012, were as follows:

	Purchases	Sales
Mid-Cap Growth Equity	$136,351,636	$161,464,461
Mid-Cap Value Equity	$504,062,471	$631,148,969
Small Cap Growth Equity	$1,146,895,804	$1,333,064,194

Transactions in options written for the six months ended March 31, 2012, were as follows:

	Mid-Cap Growth Equity
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options,beginning of period	–	–	–	–
Options written	3,080	$373,154	555	$43,832
Options expired	(885)	(52,480)	(555)	(43,832)
Options closed	(1,975)	(299,340)	–	–
Outstanding options,at end of period	220	$21,334	–	–

	Mid-Cap Value Equity
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options,beginning of period	–	–	1,750	$55,574
Options written	15,155	$363,752	1,000	62,976
Options expired	(8,905)	(220,838)	(2,250)	(65,063)
Options closed	(6,250)	(142,914)	(500)	(53,487)
Outstanding options,at end of period.	–	–	–	–

	Small Cap Growth Equity
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options,beginning of period	–	–	–	–
Options written	14,897	$1,641,740	2,360	$186,383
Options expired	(5,453)	(265,526)	(2,360)	(186,383)
Options closed	(8,508)	(1,285,447)	–	–
Outstanding options,at end of period	936	$90,767	–	–

5. Income Tax Information:

As of September 30, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Mid-Cap Growth Equity	Mid-Cap Value Equity
2017	$7,635,980	$35,789,825
2018	14,650,983	90,011,532

Total	$22,286,963	$125,801,357

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after September 30, 2011 will not be subject to expiration. In addition any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

As of March 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small Cap Growth Equity
Tax cost	$324,234,263	$970,884,546	$1,687,784,749
Gross unrealized appreciation	$70,235,381	$128,715,684	$297,245,067
Gross unrealized depreciation	(8,128,962)	(10,374,463)	(48,532,945)
Net unrealized appreciation	$62,106,419	$118,341,221	$248,712,122

6. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the six months ended March 31, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be

BLACKROCK FUNDS	MARCH 31, 2012	41

Notes to Financial Statements (continued)

unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of March 31, 2012, Mid-Cap Growth Equity invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on Mid-Cap Growth Equity and could affect the value, income and/or liquidity of positions in such securities.

As of March 31, 2012, Mid-Cap Value Equity invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on Mid-Cap Value Equity and could affect the value, income and/or liquidity of positions in such securities.

As of March 31, 2012, Small Cap Growth Equity invested a significant portion of its assets in securities in the information technology and health care sectors. Changes in economic conditions affecting the information technology and health care sectors would have a greater impact on Small Cap Growth Equity and could affect the value, income and/or liquidity of positions in such securities.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Mid-Cap Growth Equity	Shares	Amount	Shares	Amount
Institutional

Shares issued in the reorganization[1]	–	–	334,572	$3,832,627
Shares sold	235,098	$3,103,853	168,193	2,166,903
Shares redeemed	(349,829)	(4,439,974)	(943,989)	(11,724,048)
Net decrease	(114,731)	$(1,336,121)	(441,224)	$(5,724,518)

Service

Shares sold	29,221	$360,475	53,858	$659,568
Shares redeemed	(8,836)	(112,200)	(16,917)	(201,967)
Net increase	20,385	$248,275	36,941	$457,601

Investor A

Shares issued in the reorganization[1]	–	–	7,278,873	$76,262,939
Shares sold and automatic conversion of shares	1,030,470	$12,481,642	821,451	9,555,528
Shares redeemed	(2,469,157)	(29,057,610)	(2,738,897)	(31,713,217)
Net increase (decrease)	(1,438,687)	$(16,575,968)	5,361,427	$54,105,250

Investor B

Shares issued in the reorganization[1]	–	–	301,369	$2,763,072
Shares sold	3,381	$35,309	4,104	42,022
Shares redeemed and automatic conversion of shares	(240,797)	(2,485,158)	(356,866)	(3,666,901)
Net decrease	(237,416)	$(2,449,849)	(51,393)	$(861,807)

Investor C

Shares issued in the reorganization[1]	–	–	781,046	$7,166,019
Shares sold	121,850	$1,250,736	143,308	1,461,945
Shares redeemed	(177,035)	(1,839,072)	(443,743)	(4,626,917)
Net increase (decrease)	(55,185)	$(588,336)	480,611	$4,001,047
[1]See Note 1 regarding the reorganization.

42	BLACKROCK FUNDS	MARCH 31, 2012

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Mid-Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount
Class R
Shares issued in the reorganization[1]	–	–	222,297	$2,324,050
Shares sold	54,552	$647,989	197,272	2,255,026
Shares redeemed	(107,860)	(1,250,814)	(307,256)	(3,617,723)
Net increase (decrease)	(53,308)	$(602,825)	112,313	$961,353

Total net increase (decrease)	(1,878,942)	$(21,304,824)	5,498,675	$52,938,926

Mid-Cap Value Equity
Institutional
Shares sold	2,589,413	$29,411,551	6,509,862	$77,245,215
Shares issued in reinvestment of dividends	137,628	1,496,015	128,801	1,469,614
Shares redeemed	(7,168,059)	(80,607,872)	(6,077,324)	(72,257,371)
Net increase (decrease)	(4,441,018)	$(49,700,306)	561,339	$6,457,458

Service
Shares sold	19,050	$212,619	$52,134	$599,387
Shares issued in reinvestment of dividends	671	7,167	312	3,505
Shares redeemed	(11,819)	(131,537)	(17,365)	(202,577)
Net increase	7,902	$88,249	35,081	$400,315

Investor A
Shares sold and automatic conversion of shares	3,054,030	$33,875,661	8,354,777	$95,689,822
Shares issued in reinvestment of dividends	341,640	3,604,318	448,160	4,965,604
Shares redeemed	(8,448,699)	(93,614,556)	(18,072,495)	(206,259,093)
Net decrease	(5,053,029)	$(56,134,577)	(9,269,558)	$(105,603,667)

Investor B
Shares sold	8,019	$80,976	26,595	$270,530
Shares issued in reinvestment of dividends and distributions	–	–	3,305	33,308
Shares redeemed and automatic conversion of shares	(844,759)	(8,465,429)	(1,542,686)	(15,892,141)
Net decrease	(836,740)	$(8,384,453)	(1,512,786)	$(15,588,303)

Investor C
Shares sold	363,737	$3,654,168	1,304,791	$13,523,538
Shares issued in reinvestment of dividends and distributions	–	–	25,130	252,303
Shares redeemed	(1,588,399)	(15,858,266)	(4,328,420)	(44,713,990)
Net decrease	(1,224,662)	$(12,204,098)	(2,998,499)	$(30,938,149)
[1]	See Note 1 regarding the reorganization.

BLACKROCK FUNDS	MARCH 31, 2012	43

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Mid-Cap Value Equity (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	11,593	$133,615	41,377	$503,720
Shares issued in reinvestment of dividends	248	2,690	499	5,689
Shares redeemed	(10,609)	(126,788)	(27,177)	(317,648)
Net increase	1,232	$9,517	14,699	$191,761

Total net decrease	(11,546,315)	$(126,325,668)	(13,169,724)	$(145,080,585)
Small Cap Growth Equity
Institutional
Shares sold	6,925,459	$170,836,933	18,551,956	$439,584,953
Shares issued in reinvestment of distributions	1,043,022	24,469,310	–	–
Shares redeemed	(14,716,127)	(360,698,589)	(11,662,254)	(278,499,643)
Net increase (decrease)	(6,747,646)	$(165,392,346)	6,889,702	$161,085,310

Service
Shares sold	268,737	$6,185,778	471,352	$10,611,161
Shares issued in reinvestment of distributions	28,033	618,413	–	–
Shares redeemed	(365,263)	(8,320,227)	(1,704,268)	(35,739,318)
Net decrease	(68,493)	$(1,516,036)	(1,232,916)	$(25,128,157)

Investor A
Shares sold and automatic conversion of shares	6,306,514	$137,479,548	3,960,009	$86,832,105
Shares issued in reinvestment of distributions	338,833	7,223,935	–	–
Shares redeemed	(3,885,237)	(86,479,180)	(5,506,578)	(120,110,671)
Net increase (decrease)	2,760,110	$58,224,303	(1,546,569)	$(33,278,566)

Investor B
Shares sold	3,607	$66,726	16,430	$317,768
Shares issued in reinvestment of distributions	3,114	56,765	–	–
Shares redeemed and automatic conversion of shares	(19,427)	(362,309)	(55,590)	(1,050,685)
Net decrease	(12,706)	$(238,818)	(39,160)	$(732,917)

Investor C
Shares sold	138,958	$2,716,636	367,663	$6,971,644
Shares issued in reinvestment of distributions	45,987	837,427	–	–
Shares redeemed	(236,026)	(4,446,443)	(896,784)	(17,118,814)
Net decrease	(51,081)	$(892,380)	(529,121)	$(10,147,170)

Total net increase (decrease)	(4,119,816)	$(109,815,277)	3,541,936	$91,798,500

Prior to April 1, 2011, there was a 2% redemption fee on shares of Small Cap Growth Equity redeemed or exchanged that have been held 30 days or less. The redemption fees were collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	BLACKROCK FUNDS	MARCH 31, 2012

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Ira P. Shapiro, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK FUNDS	MARCH 31, 2012	45

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

46	BLACKROCK FUNDS	MARCH 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	MARCH 31, 2012	47

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dynamic Equity Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Russell 1000 Index Fund
BlackRock China Fund	BlackRock India Fund	BlackRock Science & Technology
BlackRock Commodity Strategies Fund	BlackRock International Fund	Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Allocation Fund	BlackRock Managed Volatility Portfolio†	BlackRock World Gold Fund
BlackRock Global Dividend Income Portfolio†	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Multi-Sector Bond Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle	Prepared Portfolios	LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

48	BLACKROCK FUNDS	MARCH 31, 2012

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EUITY3-3/12-SAR

March 31, 2012

Semi-Annual Report (Unaudited)

BlackRock FundsSM

▶	BlackRock Global Opportunities Portfolio

▶	BlackRock Health Sciences Opportunities Portfolio

▶	BlackRock International Opportunities Portfolio

▶	BlackRock Science & Technology Opportunities Portfolio

▶	BlackRock U.S. Opportunities Portfolio

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FUNDS	MARCH 31, 2012

Dear Shareholder

Twelve months ago, risk assets were charging forward, only to be met with a sharp reversal in May 2011 when escalating political strife in Greece rekindled fears about sovereign debt problems spreading across Europe. Concurrently, global economic indicators signaled that the recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5, 2011, Standard & Poor’s made history by downgrading the US government’s credit rating, and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became a greater influence on trading decisions than the fundamentals of the securities traded, resulting in high correlations between asset prices. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began to show progress toward stemming the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving investor sentiment carried over into the first several months of 2012. Debt problems in Europe stabilized as policymakers secured a bailout plan for Greece and completed the nation’s debt restructuring without significant market disruptions. While concerns about slowing growth in China and a European recession weighed on the outlook for the global economy, an acceleration of the US recovery lifted sentiment. Several consecutive months of stronger jobs data signaled solid improvement in the US labor market, a pivotal factor for economic growth. Meanwhile, the European Central Bank revived financial markets with additional liquidity through its long-term refinancing operations. The improving market conditions and generally better-than-expected economic news lured investors still holding cash on the sidelines back to risk assets. Stocks, commodities and high yield bonds rallied through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The rally softened in late March, however, as concerns about slowing growth in China were refueled by negative signals from the world’s second-largest economy. Additionally, concerns over the European debt crisis resurfaced given uncertainty around policies for sovereign debt financing in peripheral countries and rising yields in Portugal and Spain.

Thanks in large part to an exceptionally strong first quarter of 2012, risk assets, including equities and high yield bonds, posted solid returns for the 6-month period ended March 31, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results, while small-cap stocks finished in slightly negative territory. International and emerging markets, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities experienced mixed results, given recent volatility in yields. US Treasury bonds performed particularly well for the 12-month period; however, an early-2012 sell-off resulted in a negative return for the 6-month period. Municipal bonds staged a solid advance over the past year. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

While markets have improved in recent months, considerable headwinds remain. Europe faces a prolonged recession and the financial situations in Italy, Portugal and Spain remain worrisome. Higher oil and gasoline prices along with slowing growth in China and other emerging-market countries weigh heavily on the future of the global economy. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While markets have improved in recent months, considerable headwinds remain.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	25.89%	8.54%
US small cap equities (Russell 2000® Index)	29.83	(0.18)
International equities (MSCI Europe, Australasia, Far East Index)	14.56	(5.77)
Emerging market equities (MSCI Emerging Markets Index)	19.12	(8.81)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.01	0.06
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(1.05)	14.92
US investment grade bonds (Barclays US Aggregate Bond Index)	1.43	7.71
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.16	12.56
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	12.17	6.43

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2012	BlackRock Global Opportunities Portfolio
Investment Objective

BlackRock Global Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.
Portfolio Management Commentary

  How did the Fund perform?

—	For the six-month period ended March 31, 2012, the Fund posted a positive double-digit return, but underperformed its benchmark, the MSCI All Country World Index (ACWI).

  What factors influenced performance?

—

Relative to the benchmark index, the Fund benefited most from stock selection in the industrials sector. The Fund’s holdings in industrial machinery delivered strong returns, more than doubling the returns on the segment as represented in the benchmark index, due to the Fund’s bias toward US companies. Stock selection within information technology (“IT”) was another significant source of positive performance, particularly within technology hardware & equipment, where F5 Networks, Inc. was a notable contributor. Positioning within financials, predominately in regional banks, also had a positive impact.

Global central banks provided financial markets with liquidity during the six-month period and investors increased their appetite for risk. In this environment, the more economically sensitive sectors, including IT, consumer discretionary and industrials, outperformed the traditionally defensive consumer staples, telecommunication services, health care and utilities segments. Relative to the benchmark index, the Fund’s underweight in industrials and overweight in consumer staples detracted from returns. Other overweight positions that did not perform well during the period include US-based electric utilities, wireless telecom providers and select companies within the integrated oil & gas industry. However, the Fund continues to maintain these positions as longer-term investments.

  Describe recent portfolio activity.

—

During the six-month period, the Fund added to its exposure in the industrials sector by closing its underweight position in capital goods, and increased its weighting in consumer discretionary, particularly in the retail space. These additions were offset by reductions in consumer staples and integrated telecommunication services.

  Describe portfolio positioning at period end.

—

At period end, the Fund’s positioning reflected several key characteristics. For one, given the number of headwinds faced by equity markets and the potential severity of the risks they impose, the Fund’s holdings were diversified in a manner that reduces the Fund’s vulnerability to any particular development or macro event. Additionally, the Fund’s holdings did not reflect an intentional bias toward any particular sector or security characteristic. The Fund’s overall portfolio risk was derived more from the individual security risks associated with its holdings than from systematic risks (i.e., risks that impact an entire market or market segment).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Exxon Mobil Corp.	2%
Apple, Inc.	2
JPMorgan Chase & Co.	1
British American Tobacco Plc	1
PepsiCo, Inc.	1
Reynolds American, Inc.	1
Royal Dutch Shell Plc, A Shares	1
Google, Inc., Class A	1
Stanley Black & Decker, Inc.	1
Raytheon Co.	1

Geographic Allocation	Percent of Long-Term Investments
United States	56%
United Kingdom	7
Japan	5
Germany	4
France	3
Canada	3
Switzerland	2
Netherlands	2
South Korea	2
Hong Kong	2
Other[1]	14

[1]

Other includes a 1% or less investment in each of the following countries: China, Ireland, Brazil, Australia, Mexico, Italy, Belgium, Singapore, Norway, Taiwan, South Africa, Argentina, India, Indonesia, Israel, Sweden, Spain and Luxembourg.

4	BLACKROCK FUNDS	MARCH 31, 2012

BlackRock Global Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    The Fund will invest, under normal market conditions, at least 75% of its total assets in global equity securities of any market capitalization, selected for their with above-average return potential. The Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The Fund may also invest up to 25% of its total assets in global fixed income securities, including emerging market debt.

[3]    This unmanaged market capitalization-weighted index is made up of equities from 45 countries, including the United States.

[4]    Commencement of operations.

Performance Summary for the Period Ended March 31, 2012

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	19.12%	(4.95)%	N/A	0.74%	N/A	3.06%	N/A
Investor A	19.06	(5.21)	(10.15)%	0.45	(0.63)%	2.78	1.89%
Investor B	18.46	(6.02)	(10.25)	(0.29)	(0.67)	2.03	2.03
Investor C	18.54	(5.95)	(6.90)	(0.32)	(0.32)	2.01	2.01
Class R	18.83	(5.49)	N/A	0.09	N/A	2.40	N/A
MSCI All Country World Index (ACWI)	19.91	(0.73)	N/A	(0.19)	N/A	2.58	N/A
[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on January 31, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,191.20	$5.81	$1,000.00	$1,019.70	$ 5.35	1.06%
Investor A	$1,000.00	$1,190.60	$7.28	$1,000.00	$1,018.35	$ 6.71	1.33%
Investor B	$1,000.00	$1,184.60	$11.91	$1,000.00	$1,014.10	$10.98	2.18%
Investor C	$1,000.00	$1,185.40	$11.69	$1,000.00	$1,014.30	$10.78	2.14%
Class R	$1,000.00	$1,188.30	$9.25	$1,000.00	$1,016.55	$ 8.52	1.69%
[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2012	5

Fund Summary as of March 31, 2012	BlackRock Health Sciences Opportunities Portfolio

Investment Objective
BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.
Portfolio Management Commentary

  How did the Fund perform?

—

For the six-month period ended March 31, 2012, the Fund posted a positive double-digit return, but underperformed its benchmark, the Russell 3000® Health Care Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 3000® Health Care Index.

  What factors influenced performance?

—

On an industry basis, the key contributors to performance relative to the Russell 3000® Health Care Index were the Fund’s underweight allocation to pharmaceuticals and overweight in biotechnology. Stock selection in life sciences & tools and health care technology also had a positive impact.

—

The primary detractor from the Fund’s performance relative to the benchmark index was the Fund’s overweight allocation and stock selection in the health care providers & services industry. More specifically, an underweight allocation and stock selection in both the health care services and managed health care segments hampered returns, as did an overweight and stock selection in health care distributors. Also having a negative impact was stock selection in the health care equipment & supplies and pharmaceuticals industries.

  Describe recent portfolio activity.

—	Early in the six-month period, the Fund continued to reduce its overweight position in health care equipment & supplies. The Fund reduced its weighting in the health care providers & services industry, and slightly added to its biotechnology allocation. The Fund added exposure to pharmaceuticals while remaining materially underweight in the industry relative to the large allocation in the benchmark index. However, in the middle of the period, the Fund reduced its pharmaceuticals weighting given recent price appreciation in the space and a less favorable risk reward profile. The proceeds of these sales were invested in the health care equipment & supplies, health care providers & services and biotechnology industries.

  Describe portfolio positioning at period end.

—

Fund management views health care valuations as attractive, while noting that political uncertainty stemming from the Supreme Court’s review of the Health Care Reform legislation and the pending US presidential election continues to weigh on the sector. As of period end, the Fund continued to maintain a focus on innovative companies with products or services that address an unmet medical need or significantly reduce the costs associated with a current product or procedure. The Fund held limited exposure to companies that are reliant on government reimbursement or vulnerable to broad trends in health care utilization improvement.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
UnitedHealth Group, Inc.	4%
Johnson & Johnson	3
Alexion Pharmaceuticals, Inc.	3
Amgen, Inc.	3
Pfizer, Inc.	3
Biogen Idec, Inc.	3
WellPoint, Inc.	3
Allergan, Inc.	3
Gilead Sciences, Inc.	3
Merck & Co., Inc.	3

Industry Allocation	Percent of Long-Term Investments
Pharmaceuticals	28%
Biotechnology	24
Health Care Providers & Services	21
Health Care Equipment & Supplies	18
Life Sciences Tools & Services	5
Industrial Conglomerates	2
Health Care Technology	1
Food & Staples Retailing	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

6	BLACKROCK FUNDS	MARCH 31, 2012

BlackRock Health Sciences Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of companies in health sciences and related industries.

[3]    This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]    An unmanaged index representative of companies involved in medical services or health care in the Russell 3000® Index, which is comprised of the 3,000 largest US companies as determined by total market capitalization.

Performance Summary for the Period Ended March 31, 2012

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	18.40%	9.39%	N/A	8.85%	N/A	12.24%	N/A
Service	18.28	9.10	N/A	8.51	N/A	11.92	N/A
Investor A	18.25	9.06	3.34%	8.51	7.35%	11.89	11.29%
Investor B	17.74	8.19	3.69	7.64	7.34	11.21	11.21
Investor C	17.81	8.30	7.30	7.73	7.73	11.10	11.10
Class R	17.99	8.60	N/A	8.00	N/A	11.36	N/A
S&P 500® Index	25.89	8.54	N/A	2.01	N/A	4.12	N/A
Russell 3000® Health Care Index	21.21	14.72	N/A	5.23	N/A	3.82	N/A
[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,184.00	$5.35	$1,000.00	$1,020.10	$4.95	0.98%
Service	$1,000.00	$1,182.80	$6.93	$1,000.00	$1,018.65	$6.41	1.27%
Investor A	$1,000.00	$1,182.50	$6.98	$1,000.00	$1,018.60	$6.46	1.28%
Investor B	$1,000.00	$1,177.40	$11.38	$1,000.00	$1,014.55	$10.53	2.09%
Investor C	$1,000.00	$1,178.10	$10.94	$1,000.00	$1,014.95	$10.13	2.01%
Class R	$1,000.00	$1,179.90	$9.10	$1,000.00	$1,016.65	$8.42	1.67%
[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2012	7

Fund Summary as of March 31, 2012	BlackRock International Opportunities Portfolio

Investment Objective
BlackRock International Opportunities Portfolio’s (the “Fund”) investment objective is to seek long-term capital appreciation.
Portfolio Management Commentary

  How did the Fund perform?

—	For the six-month period ended March 31, 2012, the Fund outperformed its benchmark, the MSCI All Country World Index (ACWI) Ex-US.

  What factors influenced performance?

—

Relative to the benchmark, the Fund’s performance benefited from strong stock selection in eight out of ten sectors during the period. The largest contribution to the Fund’s performance relative to the benchmark came from IT, where holdings in software & services delivered strong returns. The Fund’s preference for emerging market-based internet software companies had a positive impact. Additionally, an overweight in semiconductors proved beneficial as the industry posted strong returns due to an inventory correction and growing demand. Stock selection was also beneficial in consumer discretionary, utilities, financials, health care, materials, consumer staples and energy.

—

Global central banks provided financial markets with liquidity during the six-month period and investors increased their appetite for risk. In this environment, the more economically sensitive sectors, including IT, consumer discretionary and industrials, outperformed the traditionally defensive consumer staples, telecommunication services and utilities segments. Relative to the benchmark index, the Fund’s underweights to industrials and financials and overweight in consumer staples detracted from performance. The Fund held an allocation to cash as a means to reduce the impact on market volatility on the portfolio. As equity markets advanced during the period, the cash position hindered Fund returns. Stock selection in telecommunication services and industrials also had a negative impact on performance.

  Describe recent portfolio activity.

—

During the six-month period, the Fund added to its exposure in the industrials sector by closing its underweight in capital goods. The Fund increased its materials allocation via investments in fertilizers, gold and paper products, and increased its weighting in consumer discretionary, particularly in the retail space. These additions were offset by reductions in consumer staples and telecommunication services.

  Describe portfolio positioning at period end.

—

At period end, the Fund’s positioning reflected several key characteristics. For one, given the number of headwinds faced by equity markets and the potential severity of the risks they impose, the Fund’s holdings were diversified in a manner that reduces the Fund’s vulnerability to any particular development or macro event. Additionally, the Fund’s holdings did not reflect an intentional bias toward any particular sector or security characteristic. The Fund’s overall portfolio risk was derived more from the individual security risks associated with its holdings than from systematic risks (i.e., risks that impact an entire market or market segment).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Nestle SA	2%
Royal Dutch Shell Plc, A Shares	2
British American Tobacco Plc	2
Australia & New Zealand Banking Group Ltd	1
Banco Bradesco SA, Preference Shares	1
HSBC Holdings Plc	1
National Grid Plc	1
BP Plc	1
Sanofi SA	1
IHI Corp.	1

Geographic Allocation	Percent of Long-Term Investments
United Kingdom	17%
Japan	13
Germany	8
Switzerland	7
Canada	5
Netherlands	4
France	4
Brazil	4
Australia	4
Hong Kong	4
Singapore	3
China	3
Ireland	3
South Korea	2
Taiwan	2
Sweden.	2
Italy	2
Spain	2
Other[1]	11

[1]

Other includes a 1% or less investment in each of the following countries: Mexico, Norway, Argentina, Indonesia, South Africa, Israel, Belgium, Luxembourg, Bermuda, India, Malaysia, United States and Gibraltar.

8	BLACKROCK FUNDS	MARCH 31, 2012

BlackRock International Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    The Fund, under normal market conditions, invests at least 80% of its net assets in equity securities issued by foreign companies of any market capitalization. The Fund may invest up to 40% of its net assets in stocks of issuers in emerging market countries.

[3]    This market capitalization weighted index is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The index includes both developed and emerging markets.

Performance Summary for the Period Ended March 31, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	16.96%	(7.16)%	N/A	(1.65)%	N/A	10.53%	N/A
Service	16.69	(7.58)	N/A	(2.01)	N/A	10.18	N/A
Investor A	16.84	(7.41)	(12.26)%	(1.93)	(2.98)%	10.17	9.57%
Investor B	16.36	(8.12)	(12.22)	(2.70)	(3.02)	9.49	9.49
Investor C	16.35	(8.14)	(9.05)	(2.69)	(2.69)	9.33	9.33
MSCI All Country World Index (ACWI) Ex-US	15.37	(7.18)	N/A	(1.56)	N/A	7.28	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,169.60	$7.05	$1,000.00	$1,018.50	$6.56	1.30%
Service	$1,000.00	$1,166.90	$9.70	$1,000.00	$1,016.05	$9.02	1.79%
Investor A	$1,000.00	$1,168.40	$8.40	$1,000.00	$1,017.25	$7.82	1.55%
Investor B	$1,000.00	$1,163.60	$12.82	$1,000.00	$1,013.15	$11.93	2.37%
Investor C	$1,000.00	$1,163.50	$12.71	$1,000.00	$1,013.25	$11.83	2.35%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2012	9

Fund Summary as of March 31, 2012	BlackRock Science & Technology Opportunities Portfolio

Investment Objective
BlackRock Science & Technology Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.
Portfolio Management Commentary

  How did the Fund perform?

—	For the six-month period, the Fund posted a positive double-digit return, but underperformed its benchmark, the NYSE Arca Tech 100 IndexSM.

  What factors influenced performance?

—

The Fund benefited from stock selection in IT where network security solutions providers Fortinet, Inc. and Imperva, Inc. and software provider Temenos Group AG were strong performers. The Fund continued to favor the strategically important areas of network security and business analytics given their strong growth-rate projections relative to personal computers, notebooks and handsets. The Fund’s preference for growth in smartphones over feature phones also had a positive impact. In particular, an investment in Avago Technologies Ltd., which supplies chips for smartphones, was a meaningful contributor in the first quarter of 2012. Outside of IT, the Fund’s underweight in health care versus the benchmark index proved beneficial.

—

Conversely, the Fund’s underperformance was largely attributable to its industry allocations relative to the benchmark index. The Fund’s underweight to computer hardware-related names and overweights to software and semiconductor stocks detracted from relative returns for the period. Hardware stocks staged a sharp rebound, with many of the consumer-centric names like Apple, Inc. performing particularly well, and materially outperformed the software and semiconductor segments. Stock selection in each of these segments also had a negative impact on Fund performance.

  Describe recent portfolio activity.

—

During the six-month period, the Fund increased exposure to software with additions in internet providers, application software and systems software. The Fund reduced its underweight in communications equipment, but remained cautious on hardware stocks overall. The Fund reduced the size of its position in Apple, Inc. in order to mitigate the negative-event risk associated with such a large, high-profile holding. Also during the period, the Fund reduced its allocation to the health care sector, which represented less than 2% of the Fund’s net assets as of period end.

  Describe portfolio positioning at period end.

—

At period end, the Fund remained overweight in the IT sector relative to the NYSE Arca Tech 100 IndexSM, and underweight in health care. Within IT, the Fund’s positioning was biased toward particular themes. The Fund’s software holdings reflected a preference for the mission-critical nature of security and business analytics. In semiconductors, the Fund held companies with exposure to smartphones, with a particular focus on names that sell to the supply chain of industry leaders like Apple, Inc. and Samsung Electronics Co. Ltd. In computer hardware, the Fund held exposure to data storage given attractive long-term growth prospects.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc.	9%
QUALCOMM, Inc.	4
International Business Machines Corp.	3
Google, Inc., Class A	3
eBay, Inc.	3
Red Hat, Inc.	3
Cisco Systems, Inc.	3
MICROS Systems, Inc.	2
Intel Corp.	2
Accenture Plc, Class A	2

Industry Allocation	Percent of Long-Term Investments
Software	26%
Semiconductors & Semiconductor Equipment	17
Internet Software & Services	14
Computers & Peripherals	14
IT Services	12
Communications Equipment	10
Diversified Consumer Services	2
Other[1]	5
[1]

Other includes a 1% or less investment in each of the following industries: Electronic Equipment, Instruments & Components, Internet & Catalog Retail, HealthCare Equipment & Supplies, Biotechnology, Pharmaceuticals and Machinery.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

10	BLACKROCK FUNDS	MARCH 31, 2012

BlackRock Science & Technology Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    The Fund, under normal circumstances, invests at least 80% of its net assets in equity securities issued by US and non-US science and technology companies in all market capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Fund may invest up to 25% of its net assets in emerging market countries.

[3]    A price-weighted index comprised of not more than 100 individual stocks listed on the NYSE, AMEX or NASDAQ. The index is modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within technology fields.

Performance Summary for the Period Ended March 31, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	24.04%	0.09%	N/A	6.90%	N/A	6.52%	N/A
Service	23.92	0.00	N/A	6.57	N/A	6.20	N/A
Investor A	23.63	(0.30)	(5.49)%	6.47	5.33%	6.07	5.50%
Investor B	23.26	(1.18)	(5.63)	5.54	5.22	5.38	5.38
Investor C	23.29	(1.18)	(2.17)	5.52	5.52	5.20	5.20
Class R	23.61	(0.48)	N/A	6.14	N/A	5.72	N/A
NYSE Arca Tech 100 IndexSM	31.13	14.26	N/A	9.07	N/A	7.30	N/A
[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,240.40	$7.79	$1,000.00	$1,018.05	$7.01	1.39%
Service	$1,000.00	$1,239.20	$8.73	$1,000.00	$1,017.20	$7.87	1.56%
Investor A	$1,000.00	$1,236.30	$9.73	$1,000.00	$1,016.30	$8.77	1.74%
Investor B	$1,000.00	$1,232.60	$14.29	$1,000.00	$1,012.20	$12.88	2.56%
Investor C	$1,000.00	$1,232.90	$14.63	$1,000.00	$1,011.90	$13.18	2.62%
Class R	$1,000.00	$1,236.10	$10.90	$1,000.00	$1,015.25	$9.82	1.95%
[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2012	11

Fund Summary as of March 31, 2012	BlackRock U.S. Opportunities Portfolio

Investment Objective
BlackRock U.S. Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.
Portfolio Management Commentary

  How did the Fund perform?

—	For the six-month period ended March 31, 2012, the Fund posted a positive double-digit return, but underperformed its benchmark, the Russell Midcap® Index.

  What factors influenced performance?

—

The Fund benefited from its positioning in the materials sector, where its specialty chemicals holdings delivered strong returns. Specifically, overweight positions in Cytec Industries, Inc., Celanese Corp. and Valspar Corp. had a positive impact on returns as each of these stocks posted gains above 35% during the period, driven by upside surprises to their earnings. The Fund’s investments in the consumer staples sector also contributed positively, most notably in packaged foods & meats. The Fund maintained a preference for private label food names, which have passed through higher soft commodity prices better than branded competitors while capitalizing on financially strapped consumers. Stock selection across the media industry also aided returns, with notable contributions from holdings of Liberty Global, Inc., Scripps Networks Interactive, Inc. and The Interpublic Group of Cos., Inc.

—

The Fund’s underperformance relative to the benchmark was largely attributable to stock selection in IT, energy and health care. The Fund’s IT holdings were the largest drag on a relative basis. After a double-digit start to the fourth quarter in 2011, the Fund’s semiconductor holdings gave back their gains over the following consecutive months as several large competitors in the space issued weakening earnings guidance, dragging the entire segment down. In a similar manner, a number of enterprise software and IT services-related holdings favored in the Fund declined in the wake of cautionary comments from Oracle Corp. In energy, the Fund’s holdings in the oil & gas exploration & production and the oil & gas drilling segments weakened on concerns about slowing global growth. In the health care sector, manufacturing issues and production concerns hampered returns of select holdings in health care equipment & supplies.

  Describe recent portfolio activity.

—

During the six-month period, the Fund reduced exposure to consumer staples, telecommunication services and utilities, bringing those allocations closer to a neutral position relative to the benchmark index. The proceeds were used to reduce the Fund’s underweight in industrials and to increase positions in materials stocks with favorable risk-reward profiles. The Fund maintained its underweight in financials, but added to capital market names with potential for a pick-up in activity as well as healthier small- to medium-sized US banks that may be poised to return capital to their shareholders.

  Describe portfolio positioning at period end.

—

At period end, the Fund’s positioning reflected several key characteristics. For one, given the number of headwinds faced by equity markets and the potential severity of the risks they impose, the Fund’s holdings were diversified in a manner that reduces the Fund’s vulnerability to any particular development or macro event. Additionally, the Fund’s holdings did not reflect an intentional bias toward any particular sector or security characteristic. The Fund’s overall portfolio risk was derived more from the individual security risks associated with its holdings than from systematic risks (i.e., risks that impact an entire market or market segment).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
CBRE Group, Inc.	1%
Federal Realty Investment Trust	1
Hospitality Properties Trust	1
Essex Property Trust, Inc.	1
International Paper Co.	1
Rayonier, Inc.	1
Ross Stores, Inc.	1
O’Reilly Automotive, Inc.	1
Affiliated Managers Group, Inc.	1
Ryder System, Inc.	1

Sector Allocation	Percent of Long-Term Investments
Financials	19%
Consumer Discretionary	17
Information Technology	14
Industrials	12
Health Care	10
Energy	8
Utilities	7
Materials	6
Consumer Staples	6
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

12	BLACKROCK FUNDS	MARCH 31, 2012

BlackRock U.S. Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    The Fund normally invests at least 80% of its net assets in equity securities issued by US emerging capitalization companies with relatively attractive earnings growth potential and valuation.

[3]    A market index that measures the performance of the mid-cap segment of the US equities universe. It is a subset of the Russell 1000® Index including approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies.

Performance Summary for the Period Ended March 31, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	23.51%	(4.72)%	N/A	5.27%	N/A	8.06%	N/A
Service	23.22	(5.17)	N/A	4.81	N/A	7.64	N/A
Investor A	23.17	(5.22)	(10.20)%	4.75	3.63%	7.56	6.99%
Investor B	22.70	(5.93)	(9.69)	3.96	3.62	6.92	6.92
Investor C	22.73	(5.91)	(6.74)	3.99	3.99	6.77	6.77
Russell Midcap® Index	26.84	3.31	N/A	3.03	N/A	7.85	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,235.10	$5.76	$1,000.00	$1,019.85	$5.20	1.03%
Service	$1,000.00	$1,232.20	$8.43	$1,000.00	$1,017.45	$7.62	1.51%
Investor A	$1,000.00	$1,231.70	$8.65	$1,000.00	$1,017.25	$7.82	1.55%
Investor B	$1,000.00	$1,227.00	$12.86	$1,000.00	$1,013.45	$11.63	2.31%
Investor C	$1,000.00	$1,227.30	$12.64	$1,000.00	$1,013.65	$11.43	2.27%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2012	13

About Fund Performance

—	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

—

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to January 28, 2005, the performance results of Service Shares of the BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”) are those of Investor A Shares restated to reflect Service Shares’ fees.

—	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

—

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestments by existing shareholders or for purchase by certain qualified employee benefit plans.

—

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

—

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to September 8, 2008, the performance results of Class R Shares of BlackRock Science & Technology Opportunities Portfolio are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares’ fees. Prior to

September 12, 2011, the performance results of Class R Shares of BlackRock Global Opportunities’ Portfolio and Health Sciences Opportunities’ are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for Health Sciences Opportunities for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with Health Sciences Opportunities on that date.

The Funds’ investment advisor, BlackRock Advisors, LLC (the “Manager”), waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

14	BLACKROCK FUNDS	MARCH 31, 2012

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2011 and held through March 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts and options as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/ or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	15

Schedule of Investments March 31, 2012 (Unaudited)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina – 0.5%
Arcos Dorados Holdings, Inc., Class A	110,100	$1,991,709

Australia – 1.1%
Australia & New Zealand Banking Group Ltd.	53,700	1,295,473
Newcrest Mining Ltd.	60,200	1,851,555
PanAust Ltd. (a)	285,700	900,408

		4,047,436

Belgium – 0.8%
Anheuser-Busch InBev NV	41,000	2,985,997

Brazil – 1.3%
Banco Bradesco SA, Preference Shares	191,000	3,327,289
BM&FBovespa SA	200,042	1,226,256

		4,553,545

Canada – 2.7%
First Quantum Minerals Ltd.	56,800	1,083,098
Manulife Financial Corp.	126,900	1,718,802
Saputo, Inc.	46,300	2,005,738
Suncor Energy, Inc.	48,600	1,587,923
The Toronto-Dominion Bank	21,200	1,799,380
TransCanada Corp.	33,200	1,425,591

		9,620,532

China – 1.5%
Air China Ltd., H Shares	1,062,000	735,596
China Construction Bank Corp., H Shares	3,052,400	2,355,901
China Eastern Airlines Corp. Ltd., H Shares (a)	1,354,000	444,556
China Southern Airlines Co. Ltd., H Shares (a)	1,266,000	604,703
Lentuo International, Inc. - ADR (a)	53,000	200,340
Zoomlion Heavy Industry Science and
Technology Co. Ltd., H Shares	753,200	1,001,510

		5,342,606

France – 3.1%
Arkema SA	19,400	1,809,238
AXA SA	46,200	766,688
BNP Paribas SA	24,880	1,183,553
Danone SA	26,700	1,862,485
LVMH Moet Hennessy Louis Vuitton SA	13,200	2,271,526
Sanofi SA	41,400	3,212,306

		11,105,796

Germany – 3.7%
Allianz SE	20,200	2,410,914
Continental AG	20,300	1,916,403
Daimler AG	26,000	1,567,815
Deutsche Bank AG	41,000	2,041,364
Deutsche Lufthansa AG	145,300	2,031,821
Merck KGaA	20,500	2,268,541
Volkswagen AG, Preference Shares	5,660	995,390

		13,232,248

Common Stocks	Shares	Value

Hong Kong – 1.6%
AIA Group Ltd.	837,000	$3,072,726
Hong Kong Exchanges and Clearing Ltd.	89,600	1,508,000
Wharf Holdings Ltd.	193,900	1,057,318

		5,638,044

India – 0.5%
ICICI Bank Ltd.	42,700	740,596
Jubilant Foodworks Ltd. (a)	53,440	1,234,022

		1,974,618

Indonesia – 0.5%
Adaro Energy Tbk PT	5,748,200	1,214,454
Tower Bersama Infrastructure Tbk PT (a)	2,260,500	730,671

		1,945,125

Ireland – 1.3%
Accenture Plc, Class A	39,000	2,515,500
Covidien Plc	42,500	2,323,900

		4,839,400

Israel – 0.5%
Check Point Software Technologies Ltd. (a)	27,871	1,779,285

Italy – 0.9%
ENI SpA	65,700	1,539,698
Intesa Sanpaolo SpA	922,800	1,654,031

		3,193,729

Japan – 4.4%
Bridgestone Corp.	56,600	1,384,187
Hino Motors Ltd.	240,000	1,750,754
Honda Motor Co. Ltd.	44,700	1,721,585
IHI Corp.	1,389,100	3,530,974
ORIX Corp.	18,900	1,815,833
Softbank Corp.	69,000	2,054,211
Sumitomo Mitsui Financial Group, Inc.	53,600	1,774,039
Toyota Motor Corp.	43,400	1,888,425

		15,920,008

Luxembourg – 0.3%
ArcelorMittal	58,100	1,112,237

Mexico – 0.9%
Fomento Economico Mexicano SAB de CV - ADR	22,300	1,834,621
Grupo Modelo SAB de CV, Series C	201,600	1,413,460

		3,248,081

Netherlands – 2.1%
Akzo Nobel NV	38,300	2,262,403
Corio NV	15,400	812,497
Royal Dutch Shell Plc, A Shares	113,800	3,987,096

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	HKD	Hong Kong Dollar
AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	USD	US Dollar

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Netherlands (concluded)
Ziggo NV (a)	14,700	$458,572

		7,520,568

Norway – 0.7%
Statoil ASA	90,300	2,450,933

Singapore – 0.8%
Avago Technologies Ltd.	49,600	1,932,912
Sakari Resources Ltd.	538,900	1,000,715

		2,933,627

South Africa – 0.6%
Naspers Ltd., N Shares	38,500	2,166,065

South Korea – 1.8%
Dongbu Insurance Co. Ltd.	59,400	2,569,870
Samsung Electronics Co. Ltd.	1,725	1,945,894
Samsung Life Insurance Co. Ltd.	21,400	1,870,766

		6,386,530

Spain – 0.4%
Repsol YPF SA	54,591	1,372,334

Sweden – 0.5%
Volvo AB, B Shares	115,300	1,679,611

Switzerland – 2.3%
Julius Baer Group Ltd.	48,000	1,938,150
Novartis AG	15,400	852,508
Roche Holding AG	14,700	2,558,246
Weatherford International Ltd. (a)	83,800	1,264,542
Xstrata Plc	105,600	1,809,110

		8,422,556

Taiwan – 0.7%
First Financial Holding Co. Ltd.	2,332,400	1,406,400
Taiwan Semiconductor Manufacturing Co. Ltd.	341,000	980,367

		2,386,767

United Kingdom – 7.3%
Afren Plc (a)	471,800	1,008,721
Barclays Plc	574,400	2,164,586
BG Group Plc	82,400	1,910,567
BP Plc	323,800	2,411,413
British American Tobacco Plc	90,100	4,538,717
Compass Group Plc	133,300	1,397,444
GlaxoSmithKline Plc	97,800	2,186,383
HSBC Holdings Plc	239,983	2,131,565
Inmarsat Plc	167,300	1,233,284
National Grid Plc	214,600	2,162,907
Subsea 7 SA	73,600	1,949,348
Vodafone Group Plc - ADR	114,300	3,162,681

		26,257,616

United States – 54.0%
Allergan, Inc.	22,600	2,156,718
Amazon.com, Inc. (a)	8,100	1,640,331
American Electric Power Co., Inc.	75,000	2,893,500
Ameriprise Financial, Inc.	49,700	2,839,361
Apple, Inc.	9,300	5,575,071
AT&T Inc.	91,900	2,870,037
Baxter International, Inc.	39,300	2,349,354
Biogen Idec, Inc. (a)	10,838	1,365,263
Caterpillar, Inc.	14,600	1,555,192
Cisco Systems, Inc.	71,600	1,514,340
Citigroup, Inc.	36,760	1,343,578
Comcast Corp., Class A	67,400	2,022,674
ConAgra Foods, Inc.	80,300	2,108,678
Costco Wholesale Corp.	30,200	2,742,160
Crown Holdings, Inc. (a)	49,800	1,834,134

Common Stocks	Shares	Value

United States (concluded)
CSX Corp.	86,000	$1,850,720
Dominion Resources, Inc.	44,000	2,253,240
Dover Corp.	41,600	2,618,304
eBay, Inc. (a)	67,100	2,475,319
Eli Lilly & Co.	63,400	2,553,118
EMC Corp. (a)	72,600	2,169,288
EQT Corp.	25,000	1,205,250
Exelon Corp.	55,200	2,164,392
Exxon Mobil Corp.	81,200	7,042,476
F5 Networks, Inc. (a)	12,000	1,619,520
Federal Realty Investment Trust	23,600	2,284,244
FedEx Corp.	17,200	1,581,712
Fortinet, Inc. (a)	67,669	1,871,048
Freeport-McMoRan Copper & Gold, Inc.	50,900	1,936,236
General Mills, Inc.	71,900	2,836,455
Gilead Sciences, Inc. (a)	32,526	1,588,895
The Goldman Sachs Group, Inc.	23,800	2,960,006
Google, Inc., Class A (a)	5,900	3,783,316
Huntsman Corp.	156,300	2,189,763
Informatica Corp. (a)	27,400	1,449,460
Intel Corp.	66,400	1,866,504
International Business Machines Corp.	14,600	3,046,290
International Paper Co.	98,700	3,464,370
Johnson & Johnson	25,400	1,675,384
JPMorgan Chase & Co.	105,800	4,864,684
KeyCorp	205,000	1,742,500
Kraft Foods, Inc., Class A	65,800	2,501,058
Las Vegas Sands Corp.	35,800	2,061,006
Liberty Global, Inc., Class A (a)	46,900	2,348,752
Lowe’s Cos., Inc.	80,700	2,532,366
Manpower, Inc.	19,582	927,599
Medtronic, Inc.	31,700	1,242,323
MetLife, Inc.	56,600	2,114,010
Microsoft Corp.	57,400	1,851,150
Monsanto Co.	27,400	2,185,424
The NASDAQ OMX Group, Inc. (a)	69,300	1,794,870
Newmont Mining Corp.	43,900	2,250,753
NII Holdings, Inc. (a)	34,900	639,019
NIKE, Inc., Class B	17,600	1,908,544
Occidental Petroleum Corp.	32,000	3,047,360
Oracle Corp.	60,500	1,764,180
Owens Corning (a)	59,500	2,143,785
PepsiCo, Inc.	62,000	4,113,700
Pfizer, Inc.	126,300	2,861,958
Polycom, Inc. (a)	83,400	1,590,438
PPL Corp.	108,500	3,066,210
The Procter & Gamble Co.	27,900	1,875,159
QLIK Technologies, Inc. (a)	64,567	2,066,144
QUALCOMM, Inc.	33,300	2,265,066
Raytheon Co.	68,500	3,615,430
Reynolds American, Inc.	98,900	4,098,416
Rockwell Automation, Inc.	26,900	2,143,930
Rowan Cos., Inc. (a)	40,800	1,343,544
Schlumberger Ltd.	43,600	3,048,948
SPX Corp.	37,700	2,922,881
Stanley Black & Decker, Inc.	47,942	3,689,616
Stryker Corp.	27,000	1,497,960
Symantec Corp. (a)	63,100	1,179,970
Teradata Corp. (a)	30,664	2,089,752
TIBCO Software, Inc. (a)	46,764	1,426,302
Time Warner, Inc.	72,700	2,744,425
United States Steel Corp.	74,600	2,191,002
UnitedHealth Group, Inc.	40,600	2,392,964
Verizon Communications, Inc.	57,000	2,179,110
Viacom, Inc., Class B	38,100	1,808,226
WellPoint, Inc.	12,200	900,360

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	17

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (concluded)
Wells Fargo & Co.	104,600	$3,571,044
Whirlpool Corp.	14,200	1,091,412
Whole Foods Market, Inc.	23,100	1,921,920

		194,910,971

Total Long-Term Investments
(Cost – $316,335,420) – 96.8%		349,017,974

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (b)(c)	9,341,977	$9,341,977

Total Short-Term Securities (Cost – $9,341,977) – 2.6%		9,341,977

Total Investments (Cost – $325,677,397) – 99.4%		358,359,951
Other Assets Less Liabilities – 0.6%		2,253,566

Net Assets – 100.0%		$360,613,517

(a) Non-income producing security.
(b) Represents the current yield as of report date.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Net Activity	Shares Held at March 31, 2012	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	4,695,511	4,646,466	9,341,977	$199	$3,355

•	Foreign currency exchange contracts as of March 31, 2012 were as follows:

	Currency Purchased		Currency Sold	Counterparty	Settle- ment Date	Unrealized Appreciation (Depreciation)

AUD	1,380,000	USD	1,439,976	Citibank, N.A.	4/11/12	$ (12,438)
AUD	253,000	USD	268,791	Citibank, N.A.	4/11/12	(7,076)
AUD	190,000	USD	202,187	Citibank, N.A.	4/11/12	(5,642)
AUD	6,530,000	USD	6,682,149	Citibank, N.A.	4/11/12	72,796
CAD	396,000	USD	395,625	Citibank, N.A.	4/11/12	1,294
CAD	448,000	USD	447,459	Citibank, N.A.	4/11/12	1,581
CAD	8,788,000	USD	8,595,714	Citibank, N.A.	4/11/12	212,671
CHF	156,000	USD	172,353	Citibank, N.A.	4/11/12	487
CHF	265,000	USD	288,648	Citibank, N.A.	4/11/12	4,958
CHF	652,000	USD	716,208	Citibank, N.A.	4/11/12	6,173
CHF	817,000	USD	895,290	Citibank, N.A.	4/11/12	9,902
CHF	1,669,000	USD	1,820,856	UBS AG	4/11/12	28,308
CHF	3,968,000	USD	4,205,978	UBS AG	4/11/12	190,355
DKK	8,120,000	USD	1,463,740	Citibank, N.A.	4/11/12	(8,293)
EUR	352,000	USD	462,010	Citibank, N.A.	4/11/12	7,478
EUR	1,673,000	USD	2,199,222	Citibank, N.A.	4/11/12	32,182
EUR	2,237,000	USD	2,951,100	Citibank, N.A.	4/11/12	32,552
EUR	1,833,000	USD	2,410,619	Citibank, N.A.	4/11/12	34,189
EUR	3,188,000	USD	4,182,296	Citibank, N.A.	4/11/12	69,775
EUR	2,832,000	USD	3,754,184	UBS AG	4/11/12	23,063
GBP	1,700,000	USD	2,689,271	Bank of New York Mellon	4/11/12	29,668
GBP	891,000	USD	1,405,573	Citibank, N.A.	4/11/12	19,471
GBP	4,608,000	USD	7,034,425	Citibank, N.A.	4/11/12	335,499
GBP	2,594,000	USD	4,104,735	Credit Suisse	4/11/12	44,046
				International
GBP	587,000	USD	919,770	UBS AG	4/11/12	19,063
HKD	6,190,000	USD	798,444	Citibank, N.A.	4/11/12	(1,295)
HKD	10,961,000	USD	1,411,115	Citibank, N.A.	4/11/12	444

	Currency Purchased		Currency Sold	Counterparty	Settle- ment Date	Unrealized Appreciation (Depreciation)

JPY	112,311,000	USD	1,465,472	Citibank, N.A.	4/11/12	$ (108,416)
JPY	106,565,000	USD	1,360,101	Citibank, N.A.	4/11/12	(72,474)
JPY	453,056,000	USD	5,424,872	Citibank, N.A.	4/11/12	49,415
JPY	701,897,500	USD	9,146,305	Royal Bank of Scotland Plc	4/11/12	(665,261)
JPY	104,727,000	USD	1,303,940	UBS AG	4/11/12	(38,521)
MXN	14,313,000	USD	1,045,483	Citibank, N.A.	4/11/12	71,961
NOK	9,066,000	USD	1,583,580	Citibank, N.A.	4/11/12	7,681
SEK	29,055,000	USD	4,205,879	Royal Bank of Scotland Plc	4/11/12	183,716
SGD	1,670,000	USD	1,295,915	Royal Bank of Scotland Plc	4/11/12	32,605
USD	1,246,845	AUD	1,202,000	Deutsche Bank AG	4/11/12	3,439
USD	1,104,332	CAD	1,105,000	Royal Bank of Canada	4/11/12	(3,231)
USD	1,914,164	CAD	1,915,000	UBS AG	4/11/12	(5,279)
USD	20,077	CAD	20,000	UBS AG	4/11/12	31
USD	937,593	CHF	859,000	Citibank, N.A.	4/11/12	(14,133)
USD	451,495	CHF	411,000	Citibank, N.A.	4/11/12	(3,871)
USD	1,097,004	EUR	850,000	Citibank, N.A.	4/11/12	(36,704)
USD	1,536,342	EUR	1,175,000	Citibank, N.A.	4/11/12	(30,842)
USD	13,909,080	EUR	10,865,000	Goldman Sachs Bank USA	4/11/12	(582,373)
USD	17,998,500	EUR	14,200,000	Northern Trust Co.	4/11/12	(941,088)
USD	874,172	EUR	670,000	UBS AG	4/11/12	(19,457)
USD	1,002,858	EUR	760,000	UBS AG	4/11/12	(10,810)
USD	466,451	EUR	353,000	UBS AG	4/11/12	(4,371)
USD	1,325,990	GBP	840,000	Citibank, N.A.	4/11/12	(17,485)
USD	1,285,962	GBP	815,000	UBS AG	4/11/12	(17,529)

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2012

Schedule of Investments (concluded)	BlackRock Global Opportunities Portfolio

	Currency Purchased		Currency Sold	Counterparty	Settle- ment Date	Unrealized Appreciation (Depreciation)
USD	23,215	HKD	180,000	Citibank, N.A.	4/11/12	$34
USD	830,782	HKD	6,443,000	Citibank, N.A.	4/11/12	1,051
USD	2,124,479	HKD	16,479,000	Citibank, N.A.	4/11/12	2,311
USD	691,608	HKD	5,363,000	Credit Suisse	4/11/12	959
				International
USD	1,273,104	JPY	96,907,000	Citibank, N.A.	4/11/12	102,174
USD	2,221,358	JPY	172,450,000	Citibank, N.A.	4/11/12	137,640
USD	1,236,307	JPY	94,180,000	Deutsche Bank AG	4/11/12	98,328
USD	405,699	JPY	31,168,000	UBS AG	4/11/12	29,096
USD	363,061	NOK	2,062,000	Citibank, N.A.	4/11/12	1,139
USD	1,819,107	NOK	10,943,000	UBS AG	4/11/12	(101,604)
USD	574,317	NOK	3,232,000	UBS AG	4/11/12	7,038
USD	1,252,375	NOK	7,046,000	UBS AG	4/11/12	15,664
USD	536,009	SEK	3,566,000	Citibank, N.A.	4/11/12	(2,738)
USD	242,890	SEK	1,624,000	Citibank, N.A.	4/11/12	(2,462)
USD	548,627	SEK	3,685,000	Deutsche Bank AG	4/11/12	(8,098)
Total						$(801,254)

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$ 1,991,709	–	–	$ 1,991,709
Australia	–	$ 4,047,436	–	4,047,436
Belgium	–	2,985,997	–	2,985,997
Brazil	4,553,545	–	–	4,553,545
Canada	9,620,532	–	–	9,620,532
China	200,340	5,142,266	–	5,342,606
France	–	11,105,796	–	11,105,796
Germany	–	13,232,248	–	13,232,248
Hong Kong	–	5,638,044	–	5,638,044
India	–	1,974,618	–	1,974,618
Indonesia	–	1,945,125	–	1,945,125
Ireland	4,839,400	–	–	4,839,400
Israel	1,779,285	–	–	1,779,285
Italy	–	3,193,729	–	3,193,729
Japan	–	15,920,008	–	15,920,008
Luxembourg	–	1,112,237	–	1,112,237
Mexico	3,248,081	–	–	3,248,081
Netherlands	458,572	7,061,996	–	7,520,568
Norway	–	2,450,933	–	2,450,933
Singapore	1,932,912	1,000,715	–	2,933,627
South Africa	–	2,166,065	–	2,166,065
South Korea	–	6,386,530	–	6,386,530
Spain	–	1,372,334	–	1,372,334
Sweden	–	1,679,611	–	1,679,611
Switzerland	1,264,542	7,158,014	–	8,422,556
Taiwan	–	2,386,767	–	2,386,767
United Kingdom	3,162,681	23,094,935	–	26,257,616
United States	194,910,971	–	–	194,910,971
Short-Term Securities	9,341,977	–	–	9,341,977
Total	$237,304,547	$121,055,404	–	$358,359,951

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$1,920,237	–	$1,920,237
Liabilities:
Foreign currency exchange contracts	–	(2,721,491)	–	(2,721,491)
Total	–	$(801,254)	–	$(801,254)

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	19

Schedule of Investments March 31, 2012 (Unaudited)	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Biotechnology – 23.7%
3SBio, Inc. - ADR (a)	467,000	$6,911,600
Achillion Pharmaceuticals, Inc. (a)(b)	225,400	2,159,332
Acorda Therapeutics, Inc. (a)	633,100	16,808,805
Affymax, Inc. (a)	180,700	2,121,418
Alexion Pharmaceuticals, Inc. (a)	601,324	55,838,947
Algeta ASA (a)	49,000	1,236,652
Amgen, Inc.	760,610	51,713,874
Amylin Pharmaceuticals, Inc. (a)(b)	566,700	14,144,832
Ardea Biosciences, Inc. (a)(b)	27,600	600,576
ARIAD Pharmaceuticals, Inc. (a)(b)	1,228,707	19,597,877
ArQule, Inc. (a)	333,200	2,335,732
Biogen Idec, Inc. (a)	373,659	47,069,824
BioMarin Pharmaceutical, Inc. (a)(b)	259,800	8,898,150
Celgene Corp. (a)	432,900	33,558,408
Cepheid, Inc. (a)	43,300	1,811,239
ChemoCentryx, Inc. (a)	153,000	1,630,980
CSL Ltd.	135,100	5,030,903
Cubist Pharmaceuticals, Inc. (a)(b)	329,000	14,229,250
Dendreon Corp. (a)(b)	738,200	7,865,521
Exelixis, Inc. (a)	1,293,300	6,699,294
Genomic Health, Inc. (a)(b)	90,100	2,757,961
Gilead Sciences, Inc. (a)	923,467	45,111,363
Human Genome Sciences, Inc. (a)(b)	494,200	4,072,208
Incyte Corp. Ltd. (a)(b)	447,900	8,644,470
Medivation, Inc. (a)	299,000	22,341,280
Momenta Pharmaceuticals, Inc. (a)(b)	227,000	3,477,640
Onyx Pharmaceuticals, Inc. (a)(b)	183,500	6,914,280
Pharmacyclics, Inc. (a)	556,552	15,449,883
Regeneron Pharmaceuticals, Inc. (a)(b)	60,500	7,055,510
Rigel Pharmaceuticals, Inc. (a)(b)	149,800	1,205,890
Synta Pharmaceuticals Corp. (a)	852,600	3,708,810
Theravance, Inc. (a)(b)	217,400	4,239,300
Verastem, Inc. (a)	139,500	1,524,735
Vertex Pharmaceuticals, Inc. (a)	229,270	9,402,363

		436,168,907

Diversified Consumer Services – 0.2%
Stewart Enterprises, Inc., Class A	681,400	4,136,098

Food & Staples Retailing – 0.7%
CVS Caremark Corp. (c)	301,200	13,493,760

Health Care Equipment & Supplies – 17.4%
Alere, Inc. (a)(b)	191,800	4,988,718
Align Technology, Inc. (a)(b)	500,933	13,800,704
Baxter International, Inc.	629,700	37,643,466
Becton, Dickinson & Co.	56,800	4,410,520
Covidien Plc	744,100	40,687,388
DENTSPLY International, Inc.	522,100	20,951,873
Elekta AB, B Shares	96,300	4,874,703
Given Imaging Ltd. (a)	184,300	3,451,939
Hologic, Inc. (a)	1,775,200	38,255,560
Intuitive Surgical, Inc. (a)	57,000	30,879,750
Medtronic, Inc.	1,140,200	44,684,438
Natus Medical, Inc. (a)	204,900	2,444,457
Sirona Dental Systems, Inc. (a)	111,200	5,731,248
St. Jude Medical, Inc.	469,400	20,799,114
Stryker Corp.	444,700	24,671,956
Varian Medical Systems, Inc. (a)	67,100	4,627,216
Zimmer Holdings, Inc.	282,400	18,152,672

		321,055,722

Health Care Providers & Services – 20.6%
Acadia Healthcare Co., Inc. (a)	141,200	2,301,560

Common Stocks	Shares	Value

Health Care Providers & Services (concluded)
Aetna, Inc.	785,318	$39,391,551
AMERIGROUP Corp. (a)	55,300	3,720,584
AmerisourceBergen Corp.	238,300	9,455,744
Brookdale Senior Living, Inc. (a)	240,100	4,494,672
Cardinal Health, Inc.	469,700	20,248,767
Centene Corp. (a)	77,800	3,809,866
CIGNA Corp.	329,100	16,208,175
Coventry Health Care, Inc.	263,000	9,354,910
Express Scripts, Inc. (a)(b)	255,400	13,837,572
HCA Holdings, Inc. (a)	286,500	7,088,010
Henry Schein, Inc. (a)	124,214	9,400,516
Humana, Inc.	288,225	26,655,048
Laboratory Corp. of America Holdings (a)	40,400	3,698,216
McKesson Corp.	330,700	29,025,539
Medco Health Solutions, Inc. (a)	124,750	8,769,925
MEDNAX, Inc. (a)(b)	57,300	4,261,401
Quest Diagnostics, Inc.	519,000	31,736,850
UnitedHealth Group, Inc.	1,180,400	69,572,776
Universal Health Services, Inc., Class B	160,400	6,722,364
VCA Antech, Inc. (a)	579,500	13,450,195
WellPoint, Inc.	633,733	46,769,495

		379,973,736

Health Care Technology – 1.4%
Cerner Corp. (a)	191,900	14,615,104
SXC Health Solutions Corp. (a)	124,600	9,340,016
Vocera Communications, Inc. (a)	37,800	884,520

		24,839,640

Industrial Conglomerates – 1.9%
Danaher Corp.	453,400	25,390,400
Koninklijke Philips Electronics NV	465,500	9,447,825

		34,838,225

Life Sciences Tools & Services – 4.6%
Agilent Technologies, Inc.	446,014	19,852,083
Life Technologies Corp. (a)	381,800	18,639,476
Luminex Corp. (a)(b)	245,100	5,723,085
Mettler-Toledo International, Inc. (a)(b)	49,004	9,053,489
Thermo Fisher Scientific, Inc.	233,200	13,147,816
Waters Corp. (a)	185,175	17,158,315

		83,574,264

Pharmaceuticals – 27.8%
Abbott Laboratories	651,500	39,930,435
Allergan, Inc.	480,300	45,835,029
Auxilium Pharmaceuticals, Inc. (a)	94,445	1,753,844
Bristol-Myers Squibb Co.	536,700	18,113,625
Elan Corp. Plc - ADR (a)	1,840,200	27,621,402
Eli Lilly & Co.	1,007,400	40,567,998
Endo Pharmaceuticals Holdings, Inc. (a)	273,600	10,596,528
GlaxoSmithKline Plc	775,800	17,343,516
Johnson & Johnson	904,700	59,674,012
Merck & Co., Inc.	1,170,100	44,931,840
Merck KGaA	151,900	16,809,333
Mylan, Inc. (a)	389,800	9,140,810
Novartis AG	160,300	8,873,835
Pfizer, Inc.	2,084,140	47,226,612
Roche Holding AG	149,600	26,034,942
Sanofi SA	570,500	44,266,194
Shire Plc - ADR	51,100	4,841,725
Teva Pharmaceutical Industries Ltd. - ADR	396,100	17,848,266
UCB SA	152,700	6,590,877

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Health Science Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Pharmaceuticals (concluded)
Valeant Pharmaceuticals International, Inc. (a)	182,600	$9,803,794
ViroPharma, Inc. (a)	255,700	7,688,899
Watson Pharmaceuticals, Inc. (a)	96,900	6,498,114

		511,991,630

Total Long-Term Investments
(Cost – $1,500,626,133) – 98.3%		1,810,071,982

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (d)(e)	88,935,556	88,935,556

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.24% (d)(e)(f)	$103,423	103,422,838

Total Short-Term Securities (Cost – $192,358,394) – 10.4%		192,358,394

Total Investments Before Options Written
(Cost – $1,692,984,527) – 108.7%		2,002,430,376

Options Written	Contracts	Value

Exchange-Traded Call Options Written
CVS Caremark Corp., Strike Price $45, Expires 4/21/12	600	$(34,200)

Exchange-Traded Put Options Written
Dendreon Corp., Strike Price $9, Expires 4/21/12	3,780	(54,810)
Medivation, Inc., Strike Price $70, Expires 4/21/12	870	(108,750)

Total Options Written
(Premiums Received – $664,296) – (0.0)%		(197,760)

Total Investments Net of Options Written – 108.7%		2,002,232,616
Liabilities in Excess of Other Assets – (8.7)%		(160,681,281)

Net Assets – 100.0%		$1,841,551,335

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(d)	Represents the current yield as of report date.

(e)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Net Activity	Shares/ Beneficial Interest Held at March 31, 2012	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	114,422,161	(25,486,605)	88,935,556	$321	$50,791
BlackRock Liquidity Series, LLC Money Market Series	$27,098,498	$76,324,340	$103,422,838	–	$112,779

(f) Security was purchased with the cash collateral from loaned securities.

—	Foreign currency exchange contracts as of March 31, 2012 were as follows:

	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	4,139,000	USD	5,492,879	Citibank, N.A.	4/03/12	$27,333
EUR	1,531,000	USD	2,042,054	Citibank, N.A.	4/04/12	(149)
AUD	3,949,000	USD	4,195,481	Citibank, N.A.	4/11/12	(110,446)
CHF	22,866,000	USD	25,057,175	Citibank, N.A.	4/11/12	277,137
CHF	15,875,000	USD	17,319,404	UBS AG	4/11/12	269,252
EUR	5,864,000	USD	7,696,670	Citibank, N.A.	4/11/12	124,580
GBP	1,354,000	USD	2,135,966	Citibank, N.A.	4/11/12	29,589
GBP	8,771,000	USD	13,879,195	Credit Suisse International	4/11/12	148,932
USD	1,013,435	AUD	975,000	Citibank, N.A.	4/11/12	4,848
USD	4,164,878	AUD	4,006,000	Citibank, N.A.	4/11/12	20,880
USD	3,501,053	AUD	3,352,000	Citibank, N.A.	4/11/12	33,584

	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	8,910,757	CHF	8,146,000	Citibank, N.A.	4/11/12	$(114,578)
USD	1,217,681	CHF	1,157,000	Citibank, N.A.	4/11/12	(64,214)
USD	63,507,307	CHF	59,914,000	UBS AG	4/11/12	(2,874,219)
USD	2,769,759	EUR	2,105,000	Citibank, N.A.	4/11/12	(37,835)
USD	607,276	EUR	477,000	Citibank, N.A.	4/11/12	(28,934)
USD	5,493,024	EUR	4,139,000	Citibank, N.A.	4/11/12	(27,466)
USD	1,030,030	EUR	788,000	Citibank, N.A.	4/11/12	(21,031)
USD	401,775	EUR	317,000	Citibank, N.A.	4/11/12	(21,031)
USD	652,879	EUR	500,000	Citibank, N.A.	4/11/12	(14,008)
USD	2,042,109	EUR	1,531,000	Citibank, N.A.	4/11/12	101
USD	65,802,172	EUR	51,401,000	Goldman Sachs Bank	4/11/12	(2,755,136)
				USA
USD	594,913	GBP	388,000	Citibank, N.A.	4/11/12	(25,645)
USD	32,305,680	GBP	21,098,000	Goldman Sachs Bank	4/11/12	(1,437,955)
				USA

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	21

Schedule of Investments (concluded)	BlackRock Health Sciences Opportunities Portfolio

	Currency Purchased		Currency Sold	Counterparty	Settle- ment Date	Unrealized Appreciation (Depreciation)
USD	2,363,923	SEK	16,508,000	Citibank, N.A.	4/11/12	$(130,086)
USD	74,029	SEK	515,000	Citibank, N.A.	4/11/12	(3,777)
USD	1,839,232	SEK	12,733,000	UBS AG	4/11/12	(84,455)

Total						$(6,814,729)

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$ 429,901,352	$6,267,555	–	$436,168,907
Diversified Consumer Services	4,136,098	–	–	4,136,098
Food & Staples Retailing	13,493,760	–	–	13,493,760
Health Care Equipment & Supplies	316,181,019	4,874,703	–	321,055,722
Health Care Providers & Services	379,973,736	–	–	379,973,736
Health Care Technology	24,839,640	–	–	24,839,640
Industrial Conglomerates	25,390,400	9,447,825	–	34,838,225
Life Sciences Tools & Services	83,574,264	–	–	83,574,264
Pharmaceuticals	392,072,933	119,918,697	–	511,991,630
Short-Term Securities	88,935,556	103,422,838	–	192,358,394
Total	$1,758,498,758	$243,931,618	–	$2,002,430,376

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$27,333 $	908,903	–	$936,236
Liabilities:
Equity contracts	(197,760)	–	–	(197,760)
Foreign currency exchange contracts	(149)	(7,750,816)	–	(7,750,965)
Total	$(170,576)	$6,841,913)	–	$7,012,489)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2012

Schedule of Investments March 31, 2012 (Unaudited)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina – 1.1%
Arcos Dorados Holdings, Inc., Class A	608,300	$11,004,147
MercadoLibre, Inc. (a)	109,567	10,714,557

		21,718,704

Australia – 3.5%
Australia & New Zealand Banking Group Ltd.	1,127,600	27,202,526
BHP Billiton Ltd.	437,600	15,775,346
CSL Ltd.	140,500	5,231,990
Newcrest Mining Ltd.	579,100	17,811,224

		66,021,086

Belgium – 0.9%
Anheuser-Busch InBev NV	244,500	17,806,736

Bermuda – 0.7%
Seadrill Ltd.	333,700	12,530,427

Brazil – 3.9%
Banco Bradesco SA, Preference Shares	1,485,400	25,876,206
BM&FBovespa SA	1,988,400	12,188,883
BRF - Brasil Foods SA	480,600	9,491,156
Cia Energetica de Minas Gerais - ADR	505,225	12,014,252
PDG Realty SA Empreendimentos e Participacoes	1,560,700	5,377,744
Tractebel Energia SA	560,200	9,973,705

		74,921,946

Canada – 4.7%
First Quantum Minerals Ltd.	507,400	9,675,420
Gildan Activewear, Inc.	225,300	6,200,296
Manulife Financial Corp.	721,600	9,773,739
Royal Bank of Canada	262,900	15,237,104
Suncor Energy, Inc.	422,300	13,797,942
The Toronto-Dominion Bank	135,500	11,500,757
TransCanada Corp.	185,000	7,943,807
Yamana Gold, Inc.	1,009,200	15,743,297

		89,872,362

China – 2.7%
Baidu, Inc. - ADR (b)	73,300	10,684,941
China Construction Bank Corp., H Shares	26,177,800	20,204,530
Lentuo International, Inc. - ADR (b)	301,000	1,137,780
Tencent Holdings Ltd.	419,400	11,707,332
Zoomlion Heavy Industry Science and
Technology Co. Ltd., H Shares	6,556,400	8,717,871

		52,452,454

France – 4.1%
AXA SA	861,027	14,288,730
BNP Paribas SA	151,170	7,191,223
Danone SA	167,900	11,712,034
GDF SUEZ	367,600	9,501,954
LVMH Moet Hennessy Louis Vuitton SA	62,800	10,806,955
Sanofi SA	280,600	21,772,295
Société Generale SA	90,300	2,649,672

		77,922,863

Germany – 7.6%
Adidas AG	162,305	12,682,696
Allianz SE	155,400	18,547,326
Continental AG	96,400	9,100,553
Daimler AG	184,500	11,125,454
Deutsche Bank AG	347,800	17,316,742
Deutsche Lufthansa AG	728,200	10,182,876
Gerry Weber International AG	358,688	13,762,916
Infineon Technologies AG	1,144,671	11,699,042
K+S AG	260,000	13,597,267

Common Stocks	Shares	Value

Germany (concluded)
Merck KGaA	136,300	$15,083,029
Volkswagen AG, Preference Shares	72,648	12,776,167

		145,874,068

Gibraltar – 0.1%
Bwin.Party Digital Entertainment Plc	788,075	1,955,839

Hong Kong – 3.4%
AIA Group Ltd.	4,648,000	17,063,357
China Merchants Holdings International Co. Ltd.	3,013,900	10,094,117
China Mobile Ltd.	829,100	9,129,699
Hong Kong Exchanges and Clearing Ltd.	499,100	8,400,031
Melco Crown Entertainment Ltd. - ADR (b)	653,300	8,891,413
REXLot Holdings Ltd.	40,096,100	3,564,428
Wharf Holdings Ltd.	1,540,000	8,397,470

		65,540,515

India – 0.6%
ICICI Bank Ltd.	283,800	4,922,275
Jubilant Foodworks Ltd. (b)	284,601	6,571,931

		11,494,206

Indonesia – 1.1%
Adaro Energy Tbk PT	35,183,200	7,433,348
Indofood Sukses Makmur Tbk PT	17,589,500	9,345,932
Tower Bersama Infrastructure Tbk PT (b)	11,940,500	3,859,581

		20,638,861

Ireland – 2.5%
Accenture Plc, Class A	186,300	12,016,350
Covidien Plc	204,400	11,176,592
Experian Plc	1,287,361	20,080,972
Shire Plc - ADR	55,600	5,268,100

		48,542,014

Israel – 0.9%
Check Point Software Technologies Ltd. (b)	168,800	10,776,192
Teva Pharmaceutical Industries Ltd. - ADR	161,000	7,254,660

		18,030,852

Italy – 1.4%
ENI SpA	652,000	15,279,802
Intesa Sanpaolo SpA	6,878,000	12,328,158

		27,607,960

Japan – 12.1%
Bridgestone Corp.	720,000	17,608,030
The Chiba Bank Ltd.	1,892,000	12,121,806
Daiwa Office Investment Corp.	1,369	3,670,391
Honda Motor Co. Ltd.	320,100	12,328,395
IHI Corp.	8,449,000	21,476,642
Japan Prime Realty Investment Corp.	1,770	5,106,616
JGC Corp.	477,000	14,886,155
Kubota Corp.	1,711,100	16,562,903
Mitsui Fudosan Co. Ltd.	586,300	11,321,997
ORIX Corp.	118,000	11,336,944
SMC Corp.	84,200	13,474,583
Softbank Corp.	435,200	12,956,412
Sumitomo Mitsui Financial Group, Inc.	570,500	18,882,259
Tokyo Electron Ltd.	36,100	2,081,684
Toray Industries, Inc.	2,339,500	17,450,112
Toyota Motor Corp.	354,300	15,416,339
Yamato Holdings Co. Ltd.	476,800	7,406,213
Zeon Corp.	1,780,600	16,647,032

		230,734,513

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	23

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Luxembourg – 0.8%
ArcelorMittal	830,500	$15,898,679

Malaysia – 0.5%
Genting Malaysia BHD	6,800,400	8,710,752

Mexico – 1.3%
Fomento Economico Mexicano SAB de CV - ADR	199,200	16,388,184
Grupo Modelo SAB de CV, Series C	1,209,500	8,480,057

		24,868,241

Netherlands – 4.1%
Akzo Nobel NV	223,800	13,219,996
ASML Holding NV	41,900	2,099,257
Corio NV	34,539	1,822,262
Koninklijke DSM NV	252,800	14,634,816
Royal Dutch Shell Plc, A Shares	999,000	35,000,954
Unilever NV	271,900	9,251,284
Ziggo NV (b)	77,800	2,427,002

		78,455,571

Norway – 1.3%
Statoil ASA	675,300	18,329,073
Storebrand ASA	1,267,000	6,412,708

		24,741,781

Singapore – 3.0%
Avago Technologies Ltd.	303,100	11,811,807
DBS Group Holdings Ltd.	1,165,000	13,163,870
Sakari Resources Ltd.	6,385,600	11,857,791
Singapore Telecommunications Ltd.	8,177,100	20,528,219

		57,361,687

South Africa – 1.0%
MTN Group Ltd.	529,900	9,343,890
Naspers Ltd., N Shares	165,600	9,316,894

		18,660,784

South Korea – 2.3%
Hyundai Marine & Fire Insurance Co. Ltd.	441,200	12,706,061
Samsung Electronics Co. Ltd.	15,000	16,920,822
Samsung Life Insurance Co. Ltd.	125,600	10,979,820
SK Hynix, Inc.	146,100	3,778,147

		44,384,850

Spain – 1.4%
Banco Santander SA	1,350,400	10,384,702
Repsol YPF SA	290,195	7,295,055
Telefonica SA	574,600	9,427,223

		27,106,980

Sweden – 1.5%
Svenska Cellulosa AB, B Shares	533,900	9,252,064
Volvo AB, B Shares	1,338,500	19,498,342

		28,750,406

Switzerland – 6.8%
Julius Baer Group Ltd.	320,500	12,941,191
Nestle SA	654,800	41,197,772
Novartis AG	86,300	4,777,367
Roche Holding AG	81,100	14,113,862
Swiss Re AG	284,300	18,155,316
Syngenta AG	35,500	12,232,666
TE Connectivity Ltd.	263,000	9,665,250
Xstrata Plc	930,909	15,948,075

		129,031,499

Taiwan – 2.1%
Chunghwa Telecom Co. Ltd. - ADR	239,767	7,375,233

Common Stocks	Shares	Value

Taiwan (concluded)
Mega Financial Holding Co. Ltd.	16,132,946	$11,413,221
Taiwan Semiconductor Manufacturing Co. Ltd.	3,586,000	10,309,664
United Microelectronics Corp.	21,590,000	10,516,245

		39,614,363

United Kingdom – 16.3%
Barclays Plc	4,041,200	15,228,981
Barratt Developments Plc (b)	467,962	1,055,649
Bellway Plc	196,942	2,580,028
BG Group Plc	843,800	19,564,766
BP Plc	3,075,900	22,906,931
British American Tobacco Plc	591,000	29,771,165
Britvic Plc	1,891,800	11,643,719
Compass Group Plc	732,600	7,680,175
Diageo Plc	393,000	9,461,725
GlaxoSmithKline Plc	629,200	14,066,177
HSBC Holdings Plc	2,874,099	25,528,175
Imperial Tobacco Group Plc	528,600	21,442,903
Inchcape Plc	1,114,820	6,706,931
Invensys Plc	3,411,000	10,864,219
Kazakhmys Plc	452,184	6,583,142
Meggitt Plc	1,527,300	9,875,623
National Grid Plc	2,335,200	23,535,979
Persimmon Plc	224,270	2,298,809
Rexam Plc	2,033,100	13,924,025
SSE Plc	719,000	15,289,590
Subsea 7 SA	660,200	17,485,867
Taylor Wimpey Plc	3,365,206	2,775,428
Vodafone Group Plc - ADR	738,600	20,437,062

		310,707,069

United States – 0.3%
NII Holdings, Inc. (b)	255,200	4,672,712

Total Long-Term Investments (Cost – $1,675,847,474) – 94.0%		1,796,630,780

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)(d)	73,310,419	73,310,419

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.24% (c)(d)(e)	$ 475	474,700

Total Short-Term Securities (Cost – $73,785,119) – 3.8%		73,785,119

Total Investments (Cost – $1,749,632,593) – 97.8%		1,870,415,899
Other Assets Less Liabilities – 2.2%		41,141,169

Net Assets – 100.0%		$1,911,557,068

(a)	Security, or a portion of security, is on loan.
(b)	Non-income producing security.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Net Activity	Shares/ Beneficial Interest Held at March 31, 2012	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	71,355,791	1,954,628	73,310,419	$1,306	$50,135
BlackRock Liquidity Series, LLC Money Market Series	$7,202,388	$(6,727,688)	$474,700	–	$4,390

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

—	Foreign currency exchange contracts as of March 31, 2012 were as follows:

	Currency Purchased		Currency Sold	Counterparty	Settle- ment Date	Unrealized Appreciation (Depreciation)
AUD	22,676,000	USD	23,100,087	Citibank, N.A.	4/11/12	$357,054
AUD	32,305,000	USD	33,057,707	Citibank, N.A.	4/11/12	360,133
CAD	14,060,000	USD	14,043,008	Citibank, N.A.	4/11/12	49,607
CAD	66,129,000	USD	64,682,062	Citibank, N.A.	4/11/12	1,600,335
CHF	580,000	USD	640,798	Citibank, N.A.	4/11/12	1,811
CHF	2,671,000	USD	2,934,036	Citibank, N.A.	4/11/12	25,290
CHF	7,819,000	USD	8,568,269	Citibank, N.A.	4/11/12	94,767
CHF	4,189,000	USD	4,570,141	UBS AG	4/11/12	71,049
CHF	19,314,000	USD	20,472,346	UBS AG	4/11/12	926,539
DKK	50,987,000	USD	9,191,095	Citibank, N.A.	4/11/12	(52,071)
EUR	14,692,000	USD	19,382,010	Citibank, N.A.	4/11/12	213,796
EUR	13,593,000	USD	17,876,453	Citibank, N.A.	4/11/12	253,534
EUR	19,308,000	USD	25,381,100	Citibank, N.A.	4/11/12	371,405
EUR	21,732,000	USD	28,523,880	Citibank, N.A.	4/11/12	461,693
EUR	5,554,000	USD	7,362,549	UBS AG	4/11/12	45,231
GBP	1,241,000	USD	1,957,706	Citibank, N.A.	4/11/12	27,120
GBP	14,753,000	USD	22,521,458	Citibank, N.A.	4/11/12	1,074,136
GBP	28,936,000	USD	45,788,211	Credit Suisse	4/11/12	491,333
				International
GBP	2,044,000	USD	3,202,744	UBS AG	4/11/12	66,381
HKD	132,411,000	USD	17,046,545	Citibank, N.A.	4/11/12	5,367
JPY	1,130,915,000	USD	14,756,564	Citibank, N.A.	4/11/12	(1,091,691)
JPY	615,674,000	USD	8,006,018	Citibank, N.A.	4/11/12	(566,815)
JPY	502,722,000	USD	6,416,297	Citibank, N.A.	4/11/12	(341,895)
JPY	803,890,000	USD	9,625,742	Citibank, N.A.	4/11/12	87,680
JPY	3,341,599,500	USD	43,543,805	Royal Bank of Scotland Plc	4/11/12	(3,167,179)
MXN	171,945,000	USD	12,559,597	Citibank, N.A.	4/11/12	864,482
NOK	69,893,000	USD	12,208,378	Citibank, N.A.	4/11/12	59,213
NOK	44,378,000	USD	7,971,432	UBS AG	4/11/12	(182,224)
SEK	223,645,000	USD	32,373,902	Royal Bank of Scotland Plc	4/11/12	1,414,120
USD	535,301	AUD	515,000	Citibank, N.A.	4/11/12	2,561
USD	2,202,000	AUD	2,118,000	Citibank, N.A.	4/11/12	11,039

	Currency Purchased		Currency Sold	Counterparty	Settle- ment Date	Unrealized Appreciation (Depreciation)
USD	1,850,796	AUD	1,772,000	Citibank, N.A.	4/11/12	$17,754
USD	9,182,195	AUD	8,769,000	Citibank, N.A.	4/11/12	111,122
USD	9,596,520	CAD	9,690,000	Citibank, N.A.	4/11/12	(115,957)
USD	2,821,905	CAD	2,826,000	Citibank, N.A.	4/11/12	(10,650)
USD	12,604,442	CHF	11,555,500	Citibank, N.A.	4/11/12	(198,438)
USD	5,348,106	CHF	4,972,000	Citibank, N.A.	4/11/12	(160,606)
USD	3,351,447	CHF	3,101,000	Citibank, N.A.	4/11/12	(84,296)
USD	4,797,763	CHF	4,386,000	Citibank, N.A.	4/11/12	(61,692)
USD	4,325,051	CHF	3,940,000	Citibank, N.A.	4/11/12	(40,260)
USD	1,245,205	EUR	935,000	Bank of New York Mellon	4/11/12	(1,811)
USD	7,647,324	EUR	5,826,000	Citibank, N.A.	4/11/12	(123,242)
USD	10,011,406	EUR	7,550,000	Citibank, N.A.	4/11/12	(58,587)
USD	3,753,136	EUR	2,823,000	Citibank, N.A.	4/11/12	(12,107)
USD	84,208,500	EUR	65,779,000	Goldman Sachs Bank USA	4/11/12	(3,525,809)
USD	89,739,000	EUR	70,800,000	Northern Trust Co.	4/11/12	(4,692,188)
USD	9,320,877	EUR	7,175,000	UBS AG	4/11/12	(248,950)
USD	5,995,146	EUR	4,537,000	UBS AG	4/11/12	(56,185)
USD	11,570,845	GBP	7,330,000	Citibank, N.A.	4/11/12	(152,581)
USD	7,631,428	GBP	4,815,000	Citibank, N.A.	4/11/12	(69,567)
USD	5,814,281	GBP	3,665,000	Citibank, N.A.	4/11/12	(47,432)
USD	1,648,064	GBP	1,052,000	Citibank, N.A.	4/11/12	(34,479)
USD	2,053,375	GBP	1,296,000	Citibank, N.A.	4/11/12	(19,417)
USD	1,318,719	GBP	832,000	Citibank, N.A.	4/11/12	(11,962)
USD	1,559,700	GBP	994,000	Deutsche Bank AG	4/11/12	(30,079)
USD	1,895,742	HKD	14,716,000	Citibank, N.A.	4/11/12	613
USD	1,062,950	HKD	8,242,000	Citibank, N.A.	4/11/12	1,544
USD	2,830,752	HKD	21,949,000	Citibank, N.A.	4/11/12	4,156
USD	5,551,054	HKD	43,058,000	Citibank, N.A.	4/11/12	6,037
USD	1,541,275	HKD	11,950,000	UBS AG	4/11/12	2,352
USD	9,133,844	JPY	709,085,000	Citibank, N.A.	4/11/12	565,953
USD	8,378,979	JPY	637,797,000	Citibank, N.A.	4/11/12	672,463
USD	8,143,715	JPY	620,376,000	Deutsche Bank AG	4/11/12	647,697
USD	8,746,300	JPY	671,938,000	UBS AG	4/11/12	627,257
USD	1,944,998	NOK	11,070,000	Citibank, N.A.	4/11/12	1,996
USD	1,918,834	NOK	10,898,000	Citibank, N.A.	4/11/12	6,021

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	25

Schedule of Investments (concluded)	BlackRock International Opportunities Portfolio

	Currency Purchased		Currency Sold	Counterparty	Settle- ment Date	Unrealized Appreciation (Depreciation)
USD	3,541,123	NOK	19,815,000	Citibank, N.A.	4/11/12	$63,203
USD	38,429,813	NOK	231,178,000	UBS AG	4/11/12	(2,146,456)
USD	3,053,016	NOK	17,181,000	UBS AG	4/11/12	37,414
USD	6,656,286	NOK	37,449,000	UBS AG	4/11/12	83,253
USD	1,972,418	SEK	13,774,000	Citibank, N.A.	4/11/12	(108,542)
USD	6,223,930	SEK	41,407,000	Citibank, N.A.	4/11/12	(31,790)
USD	2,819,255	SEK	18,850,000	Citibank, N.A.	4/11/12	(28,581)
USD	6,398,319	SEK	42,976,000	Deutsche Bank AG	4/11/12	(94,444)
USD	1,990,178	SEK	13,778,000	UBS AG	4/11/12	(91,386)
USD	5,037,458	SGD	6,324,000	Citibank, N.A.	4/11/12	6,584
USD	3,174,563	SGD	3,990,000	Deutsche Bank AG	4/11/12	434
USD	10,863,180	SGD	13,999,000	Royal Bank of Scotland Plc	4/11/12	(273,317)
USD	3,806,537	SGD	4,782,000	Royal Bank of Scotland Plc	4/11/12	2,356

Total						$(6,138,801)

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities
—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$21,718,704	–	–	$21,718,704
Australia	–	$66,021,086	–	66,021,086
Belgium	–	17,806,736	–	17,806,736
Bermuda	–	12,530,427	–	12,530,427
Brazil	74,921,946	–	–	74,921,946
Canada	89,872,362	–	–	89,872,362
China	11,822,721	40,629,733	–	52,452,454
France	–	77,922,863	–	77,922,863
Germany	–	145,874,068	–	145,874,068
Gibraltar	–	1,955,839	–	1,955,839
Hong Kong	8,891,413	56,649,102	–	65,540,515
India	–	11,494,206	–	11,494,206
Indonesia	–	20,638,861	–	20,638,861
Ireland	28,461,042	20,080,972	–	48,542,014
Israel	18,030,852	–	–	18,030,852
Italy	–	27,607,960	–	27,607,960
Japan	–	230,734,513	–	230,734,513
Luxembourg	–	15,898,679	–	15,898,679
Malaysia	–	8,710,752	–	8,710,752
Mexico	24,868,241	–	–	24,868,241
Netherlands	2,427,002	76,028,569	–	78,455,571
Norway	–	24,741,781	–	24,741,781
Singapore	11,811,807	45,549,880	–	57,361,687
South Africa	–	18,660,784	–	18,660,784
South Korea	–	44,384,850	–	44,384,850
Spain	–	27,106,980	–	27,106,980
Sweden	–	28,750,406	–	28,750,406
Switzerland	9,665,250	119,366,249	–	129,031,499
Taiwan	7,375,233	32,239,130	–	39,614,363
United Kingdom	20,437,062	290,270,007	–	310,707,069
United States	4,672,712	–	–	4,672,712
Short-Term Securities	73,310,419	474,700	–	73,785,119
Total	$408,286,766	$1,462,129,133	–	$1,870,415,899

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$11,793,885	–	$11,793,885
Liabilities:
Foreign currency exchange contracts	–	(17,932,686)	–	(17,932,686)

Total	–	$(6,138,801)	–	$(6,138,801)

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MARCH 31, 2012

Schedule of Investments March 31, 2012	BlackRock Science & Technology Opportunities Portfolio
(Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Biotechnology – 0.7%
Biogen Idec, Inc. (a)	6,137	$773,078
Gilead Sciences, Inc. (a)	12,700	620,395

		1,393,473

Communications Equipment – 9.7%
Acme Packet, Inc. (a)	6,125	168,560
Cisco Systems, Inc.	242,473	5,128,304
F5 Networks, Inc. (a)	25,900	3,495,464
Finisar Corp. (a)	8,989	181,128
Juniper Networks, Inc. (a)	8,250	188,760
Polycom, Inc. (a)	21,392	407,945
QUALCOMM, Inc.	109,846	7,471,725
Riverbed Technology, Inc. (a)	96,950	2,722,356

		19,764,242

Computers & Peripherals – 13.5%
Apple, Inc.	30,797	18,461,878
EMC Corp. (a)	124,199	3,711,066
NetApp, Inc. (a)	44,700	2,001,219
SanDisk Corp. (a)	53,182	2,637,295
Synaptics, Inc. (a)	17,270	630,528

		27,441,986

Diversified Consumer Services – 1.5%
New Oriental Education & Technology Group, Inc. - ADR (a)	113,900	3,127,694

Electronic Equipment, Instruments & Components – 1.4%
Jabil Circuit, Inc.	113,600	2,853,632

Health Care Equipment & Supplies – 0.7%
Baxter International, Inc.	12,300	735,294
Medtronic, Inc.	17,500	685,825

		1,421,119

Internet & Catalog Retail – 1.2%
Amazon.com, Inc. (a)	12,300	2,490,873

Internet Software & Services – 14.3%
Baidu, Inc. - ADR (a)	14,550	2,120,953
Bazaarvoice, Inc. (a)	30,900	613,983
Brightcove, Inc. (a)	86,100	2,135,280
Constant Contact, Inc. (a)	69,500	2,070,405
Demandware, Inc. (a)	9,000	268,200
eBay, Inc. (a)	145,600	5,371,184
ExactTarget, Inc. (a)	33,100	860,600
Google, Inc., Class A (a)	10,175	6,524,617
LogMeIn, Inc. (a)	11,416	402,186
MercadoLibre, Inc.	20,858	2,039,704
Millennial Media, Inc. (a)	58,400	1,372,400
Responsys, Inc. (a)	108,086	1,293,789
Sina Corp. (a)	3,075	199,875
Sohu.com, Inc. (a)(b)	39,034	2,153,506
Tencent Holdings Ltd.	39,600	1,105,413
Yelp, Inc. (a)	22,200	596,958

		29,129,053

IT Services – 11.9%
Accenture Plc, Class A	67,300	4,340,850
Automatic Data Processing, Inc.	34,701	1,915,148
Cognizant Technology Solutions Corp., Class A (a)	51,850	3,989,857
International Business Machines Corp.	31,600	6,593,340
Mastercard, Inc., Class A	4,700	1,976,538
Teradata Corp. (a)	36,098	2,460,079
Vantiv, Inc., Class A (a)	52,300	1,026,649

Common Stocks	Shares	Value

IT Services (concluded)
Visa, Inc., A Shares	16,700	$1,970,600

		24,273,061

Machinery – 0.2%
Proto Labs, Inc. (a)	12,300	419,307

Pharmaceuticals – 0.4%
Pfizer, Inc.	32,500	736,450

Semiconductors & Semiconductor Equipment – 17.2%
Advanced Micro Devices, Inc. (a)	243,130	1,949,903
Altera Corp.	50,375	2,005,933
ASML Holding NV	23,500	1,177,388
Avago Technologies Ltd.	108,100	4,212,657
Broadcom Corp., Class A (a)	77,400	3,041,820
Cavium, Inc. (a)	30,807	953,169
Fairchild Semiconductor International, Inc. (a)	141,724	2,083,343
Infineon Technologies AG	95,100	971,964
Intel Corp.	164,200	4,615,662
Intersil Corp., Class A	87,500	980,000
Lam Research Corp. (a)	23,625	1,054,147
Linear Technology Corp.	20,341	685,492
Micron Technology, Inc. (a)	234,000	1,895,400
ON Semiconductor Corp. (a)	94,150	848,291
RF Micro Devices, Inc. (a)	77,449	385,696
Samsung Electronics Co. Ltd.	975	1,099,853
Skyworks Solutions, Inc. (a)	85,292	2,358,324
Tokyo Electron Ltd.	6,400	369,052
TriQuint Semiconductor, Inc. (a)	30,925	213,228
Xilinx, Inc.	109,000	3,970,870

		34,872,192

Software – 26.1%
ACI Worldwide, Inc. (a)(b)	83,400	3,358,518
Ariba, Inc. (a)	79,700	2,606,987
Check Point Software Technologies Ltd. (a)	31,975	2,041,284
Citrix Systems, Inc. (a)	36,691	2,895,287
CommVault Systems, Inc. (a)	10,485	520,475
Fortinet, Inc. (a)	97,700	2,701,405
Guidewire Software, Inc. (a)	58,100	1,788,318
Imperva, Inc. (a)(b)	70,924	2,776,675
Informatica Corp. (a)	11,875	628,187
Intuit, Inc.	3,300	198,429
MICROS Systems, Inc. (a)	88,844	4,912,185
Microsoft Corp.	77,650	2,504,213
MicroStrategy, Inc., Class A (a)	13,400	1,876,000
Oracle Corp.	99,300	2,895,588
QLIK Technologies, Inc. (a)	96,300	3,081,600
Red Hat, Inc. (a)	87,700	5,252,353
Rovi Corp. (a)	54,600	1,777,230
Salesforce.com, Inc. (a)	6,427	993,036
SAP AG - ADR	28,500	1,989,870
Symantec Corp. (a)	111,000	2,075,700
TIBCO Software, Inc. (a)	116,540	3,554,470
Totvs SA	33,181	609,653
VMware, Inc., Class A (a)	18,400	2,067,608

		53,105,071

Total Long-Term Investments
(Cost – $161,749,712) – 98.8%		201,028,153

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	27

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)(d)	5,656,112	$5,656,112

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.24% (c)(d)(e)	$2,816	2,815,500

Total Short-Term Securities (Cost – $8,471,612) – 4.2%		8,471,612

Value

Total Investments (Cost – $170,221,324)	209,499,765
Liabilities in Excess of Other Assets – (3.0)%	(6,010,657)

Net Assets – 100.0%	$203,489,108

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Net Activity	Shares/ Beneficial Interest Held at March 31, 2012	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	6,191,478	(535,366)	5,656,112	$222	$2,893
BlackRock Liquidity Series, LLC Money Market Series	$8,808,582	$(5,993,082)	$2,815,500	–	$53,465

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

—	Foreign currency exchange contracts as of March 31, 2012 were as follows:

	Currency Purchased		Currency Sold	Counterparty	Settle- ment Date	Unrealized Appreciation (Depreciation)

CHF	114,000	USD	125,950	Citibank, N.A.	4/11/12	$ 356
CHF	371,000	USD	407,536	Citibank, N.A.	4/11/12	3,513
CHF	204,000	USD	221,779	Citibank, N.A.	4/11/12	4,242
CHF	697,000	USD	759,199	Citibank, N.A.	4/11/12	13,040
CHF	3,015,000	USD	3,303,918	Citibank, N.A.	4/11/12	36,542
GBP	265,000	USD	419,032	Royal Bank of Scotland Plc	4/11/12	4,803
HKD	7,851,000	USD	1,012,734	Citibank, N.A.	4/11/12	(1,681)
JPY	356,000	USD	4,433	UBS AG	4/11/12	(131)
USD	4,854,683	CHF	4,580,000	UBS AG	4/11/12	(219,714)
USD	1,473,479	EUR	1,151,000	Goldman Sachs Bank	4/11/12	(61,695)
				USA
USD	402,714	EUR	310,000	UBS AG	4/11/12	(10,756)
USD	405,773	GBP	265,000	Goldman Sachs Bank USA	4/11/12	(18,061)
USD	2,132,843	HKD	16,564,000	Goldman Sachs Bank USA	4/11/12	(272)
USD	518,275	JPY	39,773,000	Royal Bank of Scotland Plc	4/11/12	37,697

Total						$(212,117)

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2012

Schedule of Investments (concluded)	BlackRock Science & Technology Opportunities Portfolio

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$1,393,473	–	–	$1,393,473
Communications Equipment	19,764,242	–	–	19,764,242
Computers & Peripherals	27,441,986	–	–	27,441,986
Diversified Consumer Services	3,127,694	–	–	3,127,694
Electronic Equipment, Instruments & Components	2,853,632	–	–	2,853,632
Health Care Equipment & Supplies	1,421,119	–	–	1,421,119
Internet & Catalog Retail	2,490,873	–	–	2,490,873
Internet Software & Services	28,023,640	$1,105,413	–	29,129,053
IT Services	24,273,061	–	–	24,273,061
Machinery	419,307	–	–	419,307
Pharmaceuticals	736,450	–	–	736,450
Semiconductors & Semiconductor Equipment	31,253,935	3,618,257	–	34,872,192
Software	53,105,071	–	–	53,105,071
Short-Term Securities	5,656,112	2,815,500	–	8,471,612

Total	$201,960,595	$7,539,170	–	$209,499,765

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$100,193	–	$100,193
Liabilities:
Foreign currency exchange contracts	–	(312,310)	–	(312,310)

Total	–	$(212,117)	–	$(212,117)

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	29

Schedule of Investments March 31, 2012 (Unaudited)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense – 1.0%
Raytheon Co.	290,000	$15,306,200
Triumph Group, Inc.	263,200	16,492,112

		31,798,312

Air Freight & Logistics – 0.4%
Expeditors International of Washington, Inc.	273,800	12,734,438

Airlines – 0.5%
Southwest Airlines Co.	2,031,300	16,737,912

Auto Components – 1.2%
The Goodyear Tire & Rubber Co. (a)	1,762,800	19,778,616
Lear Corp.	384,000	17,852,160

		37,630,776

Automobiles – 0.5%
Tesla Motors, Inc. (a)(b)	392,100	14,601,804

Beverages – 0.7%
Coca-Cola Enterprises, Inc.	774,600	22,153,560

Biotechnology – 1.6%
Alexion Pharmaceuticals, Inc. (a)	302,700	28,108,722
ARIAD Pharmaceuticals, Inc. (a)(b)	442,163	7,052,500
Dendreon Corp. (a)(b)	116,800	1,244,504
Medivation, Inc. (a)	66,000	4,931,520
Vertex Pharmaceuticals, Inc. (a)	174,000	7,135,740

		48,472,986

Building Products – 0.6%
Owens Corning (a)(b)	539,300	19,430,979

Capital Markets – 3.9%
Affiliated Managers Group, Inc. (a)	297,600	33,274,656
Ameriprise Financial, Inc.	472,700	27,005,351
Jefferies Group, Inc.	273,635	5,155,283
Lazard Ltd., Class A (b)	933,800	26,669,328
TD Ameritrade Holding Corp.	1,408,200	27,797,868

		119,902,486

Chemicals – 3.2%
Celanese Corp.	416,300	19,224,734
Cytec Industries, Inc.	375,300	22,814,487
Huntsman Corp.	946,400	13,259,064
PPG Industries, Inc.	233,900	22,407,620
Valspar Corp.	443,700	21,426,273

		99,132,178

Commercial Banks – 3.0%
Associated Banc-Corp	941,162	13,138,621
Comerica, Inc.	701,400	22,697,304
Commerce Bancshares, Inc.	291,865	11,826,370
Iberiabank Corp.	293,100	15,672,057
KeyCorp	3,378,300	28,715,550

		92,049,902

Communications Equipment – 1.2%
F5 Networks, Inc. (a)	204,100	27,545,336
Juniper Networks, Inc. (a)	429,300	9,822,384

		37,367,720

Computers & Peripherals – 1.0%
NetApp, Inc. (a)	389,200	17,424,484
SanDisk Corp. (a)	254,508	12,621,052

		30,045,536

Construction & Engineering – 0.6%
Chicago Bridge & Iron Co. NV	217,800	9,406,782
KBR, Inc.	288,700	10,263,285

		19,670,067

Common Stocks	Shares	Value

Containers & Packaging – 1.2%
Crown Holdings, Inc. (a)	661,800	$24,374,094
Rock-Tenn Co., Class A	192,400	12,998,544

		37,372,638

Diversified Financial Services – 1.0%
CBOE Holdings, Inc.	403,500	11,467,470
The NASDAQ OMX Group, Inc. (a)	725,500	18,790,450

		30,257,920

Electric Utilities – 1.4%
FirstEnergy Corp.	373,000	17,005,070
PPL Corp.	908,800	25,682,688

		42,687,758

Electrical Equipment – 1.1%
The Babcock & Wilcox Co. (a)	568,000	14,626,000
Rockwell Automation, Inc.	245,200	19,542,440

		34,168,440

Electronic Equipment, Instruments & Components – 0.7%
Jabil Circuit, Inc.	828,100	20,801,872

Energy Equipment & Services – 2.7%
Cameron International Corp. (a)	270,600	14,295,798
Dresser-Rand Group, Inc. (a)(b)	341,705	15,851,695
Oceaneering International, Inc.	233,400	12,577,926
Rowan Cos., Inc. (a)(b)	891,700	29,363,681
Weatherford International Ltd. (a)	669,900	10,108,791

		82,197,891

Food & Staples Retailing – 0.6%
Whole Foods Market, Inc.	211,600	17,605,120

Food Products – 4.2%
ConAgra Foods, Inc.	772,700	20,291,102
Green Mountain Coffee Roasters, Inc. (a)(b)	152,970	7,165,115
Post Holdings, Inc. (a)	165,168	5,438,982
Ralcorp Holdings, Inc. (a)	330,336	24,474,594
Sara Lee Corp.	1,444,500	31,100,085
Smithfield Foods, Inc. (a)	912,400	20,100,172
Snyders-Lance, Inc.	148,900	3,849,065
TreeHouse Foods, Inc. (a)	296,400	17,635,800

		130,054,915

Health Care Equipment & Supplies – 2.3%
Align Technology, Inc. (a)(b)	91,541	2,521,955
DENTSPLY International, Inc.	369,200	14,815,996
Hologic, Inc. (a)	1,108,700	23,892,485
Intuitive Surgical, Inc. (a)(b)	31,232	16,919,936
Varian Medical Systems, Inc. (a)(b)	50,000	3,448,000
Zimmer Holdings, Inc.	131,500	8,452,820

		70,051,192

Health Care Providers & Services – 3.0%
Aetna, Inc.	265,694	13,327,211
AMERIGROUP Corp. (a)	46,700	3,141,976
AmerisourceBergen Corp.	177,300	7,035,264
Centene Corp. (a)	65,800	3,222,226
Coventry Health Care, Inc.	133,000	4,730,810
HCA Holdings, Inc. (a)	241,900	5,984,606
Henry Schein, Inc. (a)(b)	116,800	8,839,424
Humana, Inc.	148,736	13,755,105
Laboratory Corp. of America Holdings (a)	37,000	3,386,980
Quest Diagnostics, Inc.	220,200	13,465,230
Universal Health Services, Inc., Class B	113,100	4,740,021
VCA Antech, Inc. (a)(b)	435,600	10,110,276

		91,739,129

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Health Care Technology – 0.7%
Cerner Corp. (a)	213,500	$16,260,160
SXC Health Solutions Corp. (a)(b)	76,400	5,726,944

		21,987,104

Hotels, Restaurants & Leisure – 1.8%
Penn National Gaming, Inc. (a)(b)	337,900	14,522,942
Starwood Hotels & Resorts Worldwide, Inc.	524,500	29,587,045
Wynn Resorts Ltd.	100,800	12,587,904

		56,697,891

Household Durables – 2.8%
Jarden Corp.	501,000	20,155,230
PulteGroup, Inc. (a)(b)	1,658,500	14,677,725
Toll Brothers, Inc. (a)	637,600	15,296,024
Tupperware Brands Corp.	410,900	26,092,150
Whirlpool Corp.	121,200	9,315,432

		85,536,561

Independent Power Producers & Energy Traders – 0.8%
Calpine Corp. (a)	1,528,000	26,296,880

Insurance – 2.9%
AON Plc	473,300	23,220,098
Hartford Financial Services Group, Inc.	1,053,000	22,197,240
The Progressive Corp.	229,176	5,312,300
Reinsurance Group of America, Inc.	241,800	14,379,846
RenaissanceRe Holdings Ltd.	321,300	24,332,049

		89,441,533

IT Services – 1.8%
Fiserv, Inc. (a)(b)	375,900	26,083,701
Teradata Corp. (a)	315,438	21,497,100
The Western Union Co.	518,100	9,118,560

		56,699,361

Life Sciences Tools & Services – 1.0%
Agilent Technologies, Inc.	251,533	11,195,734
Life Technologies Corp. (a)	245,400	11,980,428
Waters Corp. (a)	100,054	9,271,004

		32,447,166

Machinery – 3.7%
Dover Corp.	310,800	19,561,752
Ingersoll-Rand Plc (b)	422,600	17,474,510
Joy Global, Inc.	285,200	20,962,200
Parker Hannifin Corp.	189,300	16,005,315
Snap-On, Inc.	273,400	16,669,198
Stanley Black & Decker, Inc.	301,640	23,214,214

		113,887,189

Media – 2.5%
Liberty Global, Inc., Class A (a)	620,600	31,079,648
Liberty Media Corp., Class A (a)	332,500	29,309,875
Scripps Networks Interactive, Inc., Class A	368,300	17,932,527

		78,322,050

Metals & Mining – 0.4%
Nucor Corp.	172,600	7,413,170
United States Steel Corp. (b)	212,800	6,249,936

		13,663,106

Multiline Retail – 2.9%
Dollar Tree, Inc. (a)(b)	286,650	27,085,559
Macy’s, Inc.	705,600	28,033,488
Nordstrom, Inc.	410,000	22,845,200
Saks, Inc. (a)(b)	1,000,000	11,610,000

		89,574,247

Common Stocks	Shares	Value

Multi-Utilities – 4.5%
Alliant Energy Corp.	420,400	$18,211,728
CenterPoint Energy, Inc.	977,300	19,272,356
CMS Energy Corp.	820,900	18,059,800
Public Service Enterprise Group, Inc.	570,200	17,453,822
Sempra Energy	528,100	31,664,876
Wisconsin Energy Corp.	440,800	15,507,344
Xcel Energy, Inc.	687,700	18,203,419

		138,373,345

Oil, Gas & Consumable Fuels – 4.7%
Cabot Oil & Gas Corp.	346,600	10,803,522
Concho Resources, Inc. (a)	176,500	18,017,120
EQT Corp.	369,300	17,803,953
Kosmos Energy Ltd. (a)(b)	1,433,700	18,982,188
Peabody Energy Corp.	267,000	7,732,320
Pioneer Natural Resources Co.	170,000	18,970,300
Range Resources Corp.	319,900	18,598,986
Southwestern Energy Co. (a)(b)	343,100	10,498,860
Whiting Petroleum Corp. (a)	462,400	25,108,320

		146,515,569

Paper & Forest Products – 1.1%
International Paper Co.	993,100	34,857,810

Pharmaceuticals – 1.5%
Elan Corp. Plc - ADR (a)(b)	1,455,700	21,850,057
Endo Pharmaceuticals Holdings, Inc. (a)	260,100	10,073,673
Mylan, Inc. (a)	471,200	11,049,640
ViroPharma, Inc. (a)(b)	159,600	4,799,172

		47,772,542

Professional Services – 1.5%
Equifax, Inc.	523,300	23,161,258
Manpower, Inc.	167,742	7,945,939
Robert Half International, Inc.	496,624	15,047,707

		46,154,904

Real Estate Investment Trusts (REITs) – 6.3%
Essex Property Trust, Inc. (b)	234,500	35,529,095
Federal Realty Investment Trust (b)	423,500	40,990,565
Health Care REIT, Inc. (b)	316,600	17,400,336
Hospitality Properties Trust	1,519,500	40,221,165
Rayonier, Inc.	787,350	34,714,261
SL Green Realty Corp. (b)	239,800	18,596,490
Washington REIT (b)	291,006	8,642,878

		196,094,790

Real Estate Management & Development – 1.3%
CBRE Group, Inc. (a)	2,075,800	41,432,968

Road & Rail – 1.2%
Ryder System, Inc.	600,200	31,690,560
Swift Transportation Co. (a)	372,301	4,296,354

		35,986,914

Semiconductors & Semiconductor Equipment – 4.0%
Advanced Micro Devices, Inc. (a)	2,026,045	16,248,881
Altera Corp.	399,100	15,892,162
Avago Technologies Ltd.	665,000	25,915,050
International Rectifier Corp. (a)(b)	149,461	3,448,065
Intersil Corp., Class A	283,300	3,172,960
Linear Technology Corp.	498,000	16,782,600
Micron Technology, Inc. (a)	838,400	6,791,040
ON Semiconductor Corp. (a)	1,624,578	14,637,448
RF Micro Devices, Inc. (a)	677,977	3,376,325
Skyworks Solutions, Inc. (a)	582,319	16,101,120

		122,365,651

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	31

Schedule of Investments (concluded)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Software – 5.0%
Advent Software, Inc. (a)	87,639	$2,243,558
Autodesk, Inc. (a)	137,200	5,806,304
Check Point Software Technologies Ltd. (a)	291,300	18,596,592
Citrix Systems, Inc. (a)	190,200	15,008,682
Fortinet, Inc. (a)	555,917	15,371,105
Intuit, Inc.	107,100	6,439,923
Nuance Communications, Inc. (a)(b)	254,800	6,517,784
QLIK Technologies, Inc. (a)	755,770	24,184,640
Red Hat, Inc. (a)	260,100	15,577,389
Rovi Corp. (a)	430,000	13,996,500
Symantec Corp. (a)(b)	513,100	9,594,970
TIBCO Software, Inc. (a)(b)	687,766	20,976,863

		154,314,310

Specialty Retail – 3.5%
Abercrombie & Fitch Co., Class A	232,800	11,549,208
Guess?, Inc.	681,200	21,287,500
O’Reilly Automotive, Inc. (a)(b)	365,500	33,388,425
Ross Stores, Inc.	589,200	34,232,520
rue21, Inc. (a)(b)	261,500	7,672,410

		108,130,063

Textiles, Apparel & Luxury Goods – 1.6%
Coach, Inc.	183,100	14,149,968
Deckers Outdoor Corp. (a)(b)	175,100	11,040,055
PVH Corp.	266,000	23,761,780

		48,951,803

Common Stocks	Shares	Value

Trading Companies & Distributors – 0.7%
United Rentals, Inc. (a)(b)	474,500	$20,351,305

Wireless Telecommunication Services — 1.3%
NII Holdings, Inc. (a)	553,100	10,127,261
SBA Communications Corp., Class A (a)(b)	611,600	31,075,396

		41,202,657

Total Long-Term Investments
(Cost – $2,536,316,657) – 97.1%		3,005,723,250

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)(d)	89,365,810	89,365,810

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.24% (c)(d)(e)	$331,247	331,246,609

Total Short-Term Securities (Cost – $420,612,419) – 13.6%		420,612,419

Total Investments (Cost – $2,956,929,076) – 110.7%		3,426,335,669
Liabilities in Excess of Other Assets – (10.7)%		(331,960,583)

Net Assets – 100.0%		$3,094,375,086

(a)	Non-income producing security.
(b) Security,	or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Net Activity	Shares/ Beneficial Interest Held at March 31, 2012	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	187,421,477	(98,055,667)	89,365,810	$1,359	$71,331
BlackRock Liquidity Series, LLC Money Market Series	$274,382,587	$56,864,022	$331,246,609	–	$667,278

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$3,005,723,250	–	–	$3,005,723,250
Short-Term Securities	89,365,810	$331,246,609	–	420,612,419
Total	$3,095,089,060	$331,246,609	–	$3,426,335,669

[1]	See above Schedule of Investments for values in each industry.

        See Notes to Financial Statements.

32	BLACKROCK FUNDS	MARCH 31, 2012

Statements of Assets and Liabilities

March 31, 2012 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
Assets
Investments at value – unaffiliated[1,2]	$349,017,974	$1,810,071,982	$1,796,630,780	$201,028,153	$3,005,723,250
Investments at value – affiliated[3]	9,341,977	192,358,394	73,785,119	8,471,612	420,612,419
Cash	312	–	1,311,619	12,652	–
Cash pledged as collateral for options written	–	9,966,600	–	–	–
Foreign currency at value[4]	5,322,110	1,233,903	42,594,099	541,005	–
Investments sold receivable	450,745	20,123,181	3,160,648	–	20,369,412
Unrealized appreciation on foreign currency exchange contracts	1,920,237	936,236	11,793,885	100,193	–
Dividends and reclaims receivable – unaffiliated	717,372	2,878,609	6,336,137	53,876	3,095,321
Capital shares sold receivable	156,766	3,338,259	2,573,182	643,330	5,041,140
Receivable from advisor	38,324	–	–	–	222,871
Dividends receivable – affiliated	861	8,782	9,852	517	9,552
Securities lending income receivable – affiliated	–	13,875	645	3,119	81,286
Prepaid expenses	42,254	86,462	81,746	56,961	117,919
Total assets	367,008,932	2,041,016,283	1,938,277,712	210,911,418	3,455,273,170

Liabilities
Options written at value[5]	–	197,760	–	–	–
Bank overdraft	–	–	–	–	263
Collateral on securities loaned at value	–	103,422,838	474,700	2,815,500	331,246,609
Investments purchased payable	2,000,198	81,734,108	–	3,579,702	15,764,395
Unrealized depreciation on foreign currency exchange contracts	2,721,491	7,750,965	17,932,686	312,310	–
Capital shares redeemed payable	968,960	3,671,148	4,914,638	255,626	7,552,165
Investment advisory fees payable	277,410	1,100,373	1,586,562	169,390	2,559,140
Service and distribution fees payable	118,248	566,439	342,822	56,884	484,939
Other affiliates payable	13,521	166,507	227,702	19,682	296,127
Officer’s and Trustees’ fees payable	1,649	9,328	13,575	2,225	28,827
Other accrued expenses payable	293,938	845,482	1,227,959	210,991	2,965,619
Total liabilities	6,395,415	199,464,948	26,720,644	7,422,310	360,898,084
Net Assets	$360,613,517	$1,841,551,335	$1,911,557,068	$203,489,108	$3,094,375,086

Net Assets Consist of
Paid-in capital	$493,211,561	$1,507,078,006	$1,915,498,173	$221,331,820	$2,588,129,004
Undistributed (distributions in excess of) net investment income (loss)	1,062,385	(3,303,124)	(8,562,793)	(1,984,678)	3,650,388
Accumulated net realized gain (loss)	(165,555,896)	34,589,874	(110,473,889)	(54,931,681)	33,189,101
Net unrealized appreciation/depreciation	31,895,467	303,186,579	115,095,577	39,073,647	469,406,593
Net Assets	$360,613,517	$1,841,551,335	$1,911,557,068	$203,489,108	$3,094,375,086

[1] Investments at cost – unaffiliated	$316,335,420	$1,500,626,133	$1,675,847,474	$161,749,712	$2,536,316,657
[2] Securities loaned at value	–	$101,088,423	$459,613	$2,762,296	$323,942,234
[3] Investments at cost – affiliated	$9,341,977	$192,358,394	$73,785,119	$8,471,612	$420,612,419
[4] Foreign currency at cost	$5,312,497	$1,208,157	$42,300,818	$534,272	–
[5] Premiums received	–	$664,296	–	–	–

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	33

Statements of Assets and Liabilities (concluded)

March 31, 2012 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
Net Asset Value
Institutional
Net assets	$62,752,267	$428,522,089	$908,188,023	$41,786,824	$1,812,851,118
Shares outstanding[1]	5,661,049	13,283,161	27,933,829	3,913,688	48,529,542
Net asset value	$11.08	$32.26	$32.51	$10.68	$37.36
Service
Net assets	–	$15,720,858	$52,022,009	$1,169,351	$189,524,789
Shares outstanding[1]	–	499,543	1,656,361	113,467	5,310,917
Net asset value	–	$31.47	$31.41	$10.31	$35.69
Investor A
Net assets	$214,140,558	$968,879,959	$766,074,737	$121,050,061	$791,614,641
Shares outstanding[1]	19,451,949	30,854,145	24,641,453	11,922,337	22,450,535
Net asset value	$11.01	$31.40	$31.09	$10.15	$35.26
Investor B
Net assets	$6,411,746	$45,626,289	$13,581,934	$3,269,968	$15,504,064
Shares outstanding[1]	594,799	1,547,966	467,438	354,790	488,955
Net asset value	$10.78	$29.47	$29.06	$9.22	$31.71
Investor C
Net assets	$61,186,939	$370,240,870	$171,690,365	$31,588,318	$284,880,474
Shares outstanding[1]	5,697,695	12,614,734	5,962,955	3,431,310	8,978,318
Net asset value	$10.74	$29.35	$28.79	$9.21	$31.73
Class R
Net assets	$16,122,007	$12,561,270	–	$4,624,586	–
Shares outstanding[1]	1,466,058	401,439	–	443,953	–
Net asset value	$11.00	$31.29	–	$10.42	–
[1] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	MARCH 31, 2012

Statements of Operations

Six Months Ended March 31, 2012 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
Investment Income
Dividends and reclaims – unaffiliated	$3,613,624	$13,770,521	$20,104,762	$495,166	$ 24,372,499
Foreign taxes withheld	(142,254)	(286,005)	(1,186,370)	(5,191)	(1,633)
Dividends – affiliated	3,355	50,791	50,135	2,893	71,331
Interest	–	430	5,967	305	–
Securities lending – affiliated	–	112,779	4,390	53,465	667,278

Total income	3,474,725	13,648,516	18,978,884	546,638	25,109,475

Expenses
Investment advisory	1,638,624	6,171,638	9,081,086	842,930	17,415,658
Service and distribution – class specific	654,761	3,115,692	1,940,839	314,541	2,862,586
Transfer agent – class specific	343,515	1,474,606	1,989,048	349,313	3,803,281
Administration	136,552	540,271	586,286	70,244	984,736
Administration – class specific	45,637	191,890	201,537	23,448	276,289
Professional	40,096	30,525	37,811	33,262	35,499
Custodian	31,713	68,220	135,282	14,196	87,521
Registration	24,334	51,761	60,408	35,884	93,378
Printing	12,002	50,063	59,536	7,468	115,679
Officer and Trustees	5,873	23,057	24,692	3,762	47,280
Miscellaneous	19,078	30,514	50,043	13,393	35,697
Recoupment of past waived fees – class specific	2,061	–	1,304	19,302	550

Total expenses	2,954,246	11,748,237	14,167,872	1,727,743	25,758,154
Less fees waived by advisor	(4,567)	(27,966)	(30,756)	(2,381)	(1,778,585)
Less administration fees waived – class specific	(44,202)	(651)	(1,720)	(4,714)	(125,827)
Less transfer agent fees waived – class specific	(7,116)	(85)	(2,306)	(1,861)	(86,698)
Less transfer agent fees reimbursed – class specific	(254,671)	(531)	(245)	(9,112)	(2,111,718)
Less fees paid indirectly	(49)	(447)	(280)	(81)	(431)

Total expenses after fees waived, reimbursed and paid indirectly	2,643,641	11,718,557	14,132,565	1,709,594	21,654,895

Net investment income (loss)	831,084	1,929,959	4,846,319	(1,162,956)	3,454,580

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	(8,953,037)[1]	32,912,669	(48,514,399)	7,633,985	38,197,170
Investments – affiliated	199	321	1,306	222	1,359
Options written	311,864	1,206,001	–	–	–
Financial futures contracts	–	–	4,387,622	(307,584)	3,640,472
Foreign currency transactions	(824,798)	13,481,431	9,216,104	1,242,612	–

	(9,465,772)	47,600,422	(34,909,367)	8,569,235	41,839,001

Net change in unrealized appreciation/depreciation on:
Investments	71,409,698	244,316,134	317,419,412	33,515,100	637,800,116
Options written	–	466,536	–	–	–
Financial futures contracts	–	–	1,617,815	–	10,765,517
Foreign currency transactions	617,444	(12,180,700)	(6,311,286)	(1,010,956)	–

	72,027,142	232,601,970	312,725,941	32,504,144	648,565,633

Total realized and unrealized gain	62,561,370	280,202,392	277,816,574	41,073,379	690,404,634

Net Increase in Net Assets Resulting from Operations	$63,392,454	$282,132,351	$282,662,893	$39,910,423	$ 693,859,214

[1] Net of $(2,110) foreign capital gain tax.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	35

Statements of Changes in Net Assets

	BlackRock Global Opportunities Portfolio		BlackRock Health Sciences Opportunities Portfolio
Increase in Net Assets:	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
Operations
Net investment income (loss)	$831,084	$275,112	$1,929,959	$(5,001,828)
Net realized gain (loss)	(9,465,772)	3,378,527	47,600,422	91,796,358
Net change in unrealized appreciation/depreciation	72,027,142	(26,740,125)	232,601,970	(53,887,779)
Net increase (decrease) in net assets resulting from operations	63,392,454	(23,086,486)	282,132,351	32,906,751

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(118,127)	(151,636)	–	(356,523)
Investor A	(283,735)	(128,372)	–	–
Class R	(4,925)	–	–	–
Net realized gain:
Institutional	–	–	(18,534,663)	(10,061,316)
Service	–	–	(758,372)	(519,043)
Investor A	–	–	(44,254,685)	(30,115,936)
Investor B	–	–	(2,120,280)	(1,712,754)
Investor C	–	–	(15,906,640)	(11,157,356)
Class R	–	–	(527,704)	–
Decrease in net assets resulting from dividends and distributions to shareholders	(406,787)	(280,008)	(82,102,344)	(53,922,928)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(51,792,404)	288,633,793	57,090,390	344,887,812

Redemption Fees
Redemption fees	–	2,143	–	17,727

Net Assets
Total increase in net assets	11,193,263	265,269,442	257,120,397	323,889,362
Beginning of period	349,420,254	84,150,812	1,584,430,938	1,260,541,576
End of period	$360,613,517	$349,420,254	$1,841,551,335	$1,584,430,938
Undistributed (distributions in excess of) net investment income (loss)	$1,062,385	$638,088	$(3,303,124)	$(5,233,083)

See Notes to Financial Statements.

36	BLACKROCK FUNDS	MARCH 31, 2012

Statements of Changes in Net Assets (concluded)

	BlackRock International Opportunities Portfolio		BlackRock Science & Technology Opportunities Portfolio		BlackRock U.S. Opportunities Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
Operations
Net investment income (loss)	$4,846,319	$26,393,452	$(1,162,956)	$(2,170,676)	$3,454,580	$(6,590,565)
Net realized gain (loss)	(34,909,367)	149,988,562	8,569,235	(1,510,360)	41,839,001	396,998,889
Net change in unrealized appreciation/depreciation	312,725,941	(417,009,868)	32,504,144	(7,020,373)	648,565,633	(659,559,092)
Net increase (decrease) in net assets resulting from operations	282,662,893	(240,627,854)	39,910,423	(10,701,409)	693,859,214	(269,150,768)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(16,930,123)	(10,989,330)	–	–	–	–
Service	(747,975)	(459,323)	–	–	–	–
Investor A	(13,129,458)	(7,220,618)	–	–	–	–
Investor B	(122,493)	(6,972)	–	–	–	–
Investor C	(1,570,033)	(523,946)	–	–	–	–
Net realized gain:
Institutional	–	–	–	–	(200,665,343)	(33,361,497)
Service	–	–	–	–	(20,074,027)	(3,268,451)
Investor A	–	–	–	–	(94,447,429)	(16,649,136)
Investor B	–	–	–	–	(1,740,672)	(237,927)
Investor C	–	–	–	–	(31,519,270)	(4,147,409)
Decrease in net assets resulting from dividends and distributions to shareholders	(32,500,082)	(19,200,189)	–	–	(348,446,741)	(57,664,420)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(67,397,031)	71,985,983	(12,184,581)	12,679,272	(525,822,006)	263,237,665

Redemption Fees
Redemption fees	–	28,640	–	10,894	–	87,311

Net Assets
Total increase (decrease) in net assets	182,765,780	(187,813,420)	27,725,842	1,988,757	(180,409,533)	(63,490,212)
Beginning of period	1,728,791,288	1,916,604,708	175,763,266	173,774,509	3,274,784,619	3,338,274,831
End of period	$1,911,557,068	$1,728,791,288	$203,489,108	$175,763,266	$3,094,375,086	$3,274,784,619
Undistributed (distributions in excess of) net investment income (loss)	$(8,562,793)	$19,090,970	$(1,984,678)	$(821,722)	$3,650,388	$195,808

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	37

Financial Highlights	BlackRock Global Opportunities Portfolio

	Institutional
	Six Months Ended March 31,		Year Ended September 30,
	2012
	(Unaudited)		2011		2010		2009		2008		2007
Per Share Operating Performance
Net asset value, beginning of period	$9.32		$10.52		$10.13		$9.96		$13.31		$10.10
Net investment income[1]	0.04		0.08		0.06		0.06		0.09		0.09
Net realized and unrealized gain (loss)	1.74		(1.20)	[2]	0.48[2]		0.12[2]		(2.77)	[2]	3.21[2]
Net increase (decrease) from investment operations	1.78		(1.12)		0.54		0.18		(2.68)		3.30
Dividends and distributions from:
Net investment income	(0.02)		(0.08)		(0.15)		(0.01)		(0.17)		(0.09)
Net realized gain	–		–		–		–		(0.50)		–
Total dividends and distributions	(0.02)		(0.08)		(0.15)		(0.01)		(0.67)		(0.09)
Net asset value, end of period	$11.08		$9.32		$10.52		$10.13		$9.96		$13.31

Total Investment Return[3]
Based on net asset value	19.12%	[4]	(10.81)%	[5]	5.32%	[5]	1.78%	[5]	(21.16)%	[5]	32.81%	[5]

Ratios to Average Net Assets
Total expenses	1.24%	[6]	1.53%		1.43%		1.50%		1.33%		1.32%
Total expenses excluding recoupment of past waived fees	1.24%	[6]	1.52%		1.42%		1.49%		1.33%		1.32%
Total expenses after fees waived, reimbursed and paid indirectly	1.06%	[6]	1.34%		1.37%		1.36%		1.32%		1.29%
Net investment income	0.85%	[6]	0.68%		0.64%		0.70%		0.77%		0.78%

Supplemental Data
Net assets, end of period (000)	$62,752		$58,793		$21,699		$16,971		$36,625		$35,679
Portfolio turnover	54%		137%		146%		190%		181%		107%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Annualized.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	MARCH 31, 2012

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor A									Investor B
	Six Months Ended March 31, 2012 (Unaudited)									Six Months Ended March 31, 2012 (Unaudited)
			Year Ended September 30,									Year Ended September 30,

			2011	2010		2009		2008	2007			2011	2010	2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.26		$10.45	$10.08		$9.92		$13.27	$10.08	$9.10		$10.31	$9.93	$9.83		$13.16	$ 10.03

Net investment income (loss)[1]	0.03		0.05	0.03		0.04		0.06	0.04	(0.01)		(0.04)	(0.04)	(0.02)		(0.04)	(0.04)
Net realized and unrealized gain (loss)	1.73		(1.20)[2]	0.46	[2]	0.12	[2]	(2.77)[2]	3.22[2]	1.69		(1.17)[2]	0.45 [2]	0.12	[2]	(2.76)[2]	3.22[2]

Net increase (decrease) from investment operations	1.76		(1.15)	0.49		0.16		(2.71)	3.26	1.68		(1.21)	0.41	0.10		(2.80)	3.18

Dividends and distributions from:
Net investment income	(0.01)		(0.04)	(0.12)		–		(0.14)	(0.07)	–		–	(0.03)	–		(0.03)	(0.05)
Net realized gain	–		–	–		–		(0.50)	–	–		–	–	–		(0.50)	–

Total dividends and distributions	(0.01)		(0.04)	(0.12)		–		(0.64)	(0.07)	–		–	(0.03)	–		(0.53)	(0.05)

Net asset value, end of period	$11.01		$9.26	$10.45		$10.08		$9.92	$13.27	$10.78		$9.10	$10.31	$9.93		$9.83	$ 13.16

Total Investment Return[3]
Based on net asset value	19.06%	[4]	(11.11)% [5]	4.92%	[5]	1.61%	[5]	(21.44)% [5]	32.51%[5]	18.46%	[4]	(11.74)% [5]	4.09% [5]	1.02%	[5]	(22.13)% [5]	31.79%[5]

Ratios to Average Net Assets
Total expenses	1.50%	[6]	1.76%	1.72%		1.81%		1.60%	1.68%	2.19%	[6]	2.56%	2.45%	2.65%		2.37%	3.06%

Total expenses excluding recoupment of past waived fees	1.50%	[6]	1.74%	1.70%		1.80%		1.60%	1.68%	2.19%	[6]	2.53%	2.45%	2.63%		2.37%	3.06%

Total expenses after fees waived, reimbursed and paid indirectly	1.33%	[6]	1.61%	1.67%		1.66%		1.60%	1.56%	2.18%	[6]	2.42%	2.43%	2.42%		2.36%	2.33%

Net investment income (loss)	0.58%	[6]	0.42%	0.32%		0.49%		0.49%	0.36%	(0.27)%	[6]	(0.39)%	(0.44)%	(0.25)%		(0.30)%	(0.39)%

Supplemental Data
Net assets, end of period (000)	$214,141		$210,299	$39,280		$45,110		$37,529	$40,467	$6,412		$6,750	$3,617	$4,351		$5,665	$ 7,673

Portfolio turnover	54%		137%	146%		190%		181%	107%	54%		137%	146%	190%		181%	107%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	39

Financial Highlights (concluded)	BlackRock Global Opportunities Portfolio

	Investor C								Class R
	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,						Six Months Ended March 31, 2012 (Unaudited)
			2011	2010	2009		2008	2007		Period September 12, 2011[1] to September 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$9.06		$10.27	$9.91	$9.82		$13.16	$10.03	$ 9.26	$ 9.76

Net investment income (loss)[2]	(0.01)		(0.04)	(0.04)	(0.02)		(0.03)	(0.05)	0.01	0.00	[3]
Net realized and unrealized gain (loss)	1.69		(1.17)[4]	0.45 [4]	0.11	[4]	(2.77)[4]	3.23[4]	1.73	(0.50)[4]

Net increase (decrease) from investment operations	1.68		(1.21)	0.41	0.09		(2.80)	3.18	1.74	(0.50)

Dividends and distributions from:
Net investment income	–		–	(0.05)	–		(0.04)	(0.05)	(0.00)[5]	–
Net realized gain	–		–	–	–		(0.50)	–	–	–

Total dividends and distributions	–		–	(0.05)	–		(0.54)	(0.05)	–	–

Net asset value, end of period	$10.74		$9.06	$10.27	$9.91		$9.82	$13.16	$ 11.00	$ 9.26

Total Investment Return[6]
Based on net asset value	18.54%	[7]	(11.78)% [8]	4.13% [8]	0.92%	[8]	(22.14)% [8]	31.76%[8]	18.83%[7]	(4.83)%	[7,8]

Ratios to Average Net Assets
Total expenses	2.31%	[9]	2.59%	2.49%	2.62%		2.38%	2.42%	1.95%[9]	1.98%	[9]

Total expenses excluding recoupment of past waived fees	2.31%	[9]	2.57%	2.49%	2.62%		2.38%	2.42%	1.92%[9]	1.98%	[9]

Total expenses after fees waived, reimbursed and paid indirectly	2.14%	[9]	2.42%	2.44%	2.42%		2.37%	2.35%	1.69%[9]	1.72%	[9]

Net investment income (loss)	(0.23)%	[9]	(0.38)%	(0.40)%	(0.26)%		(0.26)%	(0.40)%	0.22%[9]	0.23%	[9]

Supplemental Data
Net assets, end of period (000)	$61,187		$58,687	$19,554	$16,348		$18,074	$18,217	$ 16,122	$ 14,891

Portfolio turnover	54%		137%	146%	190%		181%	107%	54%	137%

[1] Commencement of operations.
[2] Based on average shares outstanding.
[3] Less than $0.01 per share.
[4] Includes redemption fees, which are less than $0.01 per share.
[5] Less than $(0.01) per share.
[6] Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[7] Aggregate total investment return.
[8] Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[9] Annualized.

See Notes to Financial Statements.

40	BLACKROCK FUNDS	MARCH 31, 2012

Financial Highlights	BlackRock Health Sciences Opportunities Portfolio

	Institutional									Service
	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,							Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,
			2011	2010		2009	2008		2007			2011	2010		2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 28.77		$28.92	$26.29		$28.77	$30.41		$26.18	$28.05		$28.22	$25.74		$28.20	$29.85	$ 25.78

Net investment income (loss)[1]	0.10		0.02	0.06		0.08	0.08		0.06	0.05		(0.07)	(0.03)		0.01	(0.02)	(0.02)
Net realized and unrealized gain (loss)	4.95		1.23 [2]	2.57	[2]	(0.14)[2]	(0.49)	[2]	4.52[2]	4.85		1.19 [2]	2.51	[2]	(0.14)[2]	(0.49)[2]	4.44[2]

Net increase (decrease) from investment operations	5.05		1.25	2.63		(0.06)	(0.41)		4.58	4.90		1.12	2.48		(0.13)	(0.51)	4.42

Dividends and distributions from:
Net investment income	–		(0.05)	–		–	–		–	–		–	–		–	–	–
Net realized gain	(1.56)		(1.35)	–		(2.42)	(1.23)		(0.35)	(1.48)		(1.29)	–		(2.33)	(1.14)	(0.35)

Total dividends and distributions	(1.56)		(1.40)	–		(2.42)	(1.23)		(0.35)	(1.48)		(1.29)	–		(2.33)	(1.14)	(0.35)

Net asset value, end of period	$ 32.26		$28.77	$28.92		$26.29	$28.77		$30.41	$31.47		$28.05	$28.22		$25.74	$28.20	$ 29.85

Total Investment Return[3]
Based on net asset value	18.40%	[4]	4.41% [5]	10.00%	[5,6]	1.91% [5]	(1.64)%[5]		17.68%[5]	18.28%	[4]	4.04% [5]	9.64%	[5,6]	1.59% [5]	(1.98)%[5]	17.33%[5]

Ratios to Average Net Assets
Total expenses	0.98%	[7]	1.00%	1.00%		1.03%	1.00%		1.02%	1.27%	[7]	1.32%	1.33%		1.37%	1.35%	1.32%

Total expenses excluding recoupment of past waived fees	0.98%	[7]	1.00%	1.00%		1.03%	1.00%		1.02%	1.27%	[7]	1.31%	1.33%		1.35%	1.35%	1.32%

Total expenses after fees waived, reimbursed and paid indirectly	0.98%	[7]	1.00%	1.00%		1.03%	1.00%		1.02%	1.27%	[7]	1.31%	1.32%		1.36%	1.35%	1.30%

Net investment income (loss)	0.64%	[7]	0.07%	0.21%		0.36%	0.28%		0.21%	0.34%	[7]	(0.24)%	(0.12)%		0.03%	(0.06)%	(0.08)%

Supplemental Data
Net assets, end of period (000)	$428,522		$362,292	$232,697		$171,607	$185,933		$172,902	$15,721		$13,478	$11,704		$8,110	$5,764	$ 7,806

Portfolio turnover	72%		135%	184%		153%	91%		98%	72%		135%	184%		153%	91%	98%

[1] Based on average shares outstanding.
[2] Includes redemption fees, which are less than $0.01 per share.
[3] Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4] Aggregate total investment return.
[5] Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6] Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[7] Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	41

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor A									Investor B
	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,							Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,
			2011		2010		2009	2008	2007			2011		2010		2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$28.00		$28.18		$25.69		$28.14	$29.77	$25.72	$26.26		$26.39		$24.25		$26.73	$28.28	$ 24.65

Net investment income (loss)[1]	0.05		(0.07)		(0.03)		0.01	(0.02)	(0.03)	(0.07)		(0.28)		(0.23)		(0.17)	(0.23)	(0.25)
Net realized and unrealized gain (loss)	4.83		1.19	[2]	2.52	[2]	(0.15)[2]	(0.49)[2]	4.43[2]	4.54		1.14	[2]	2.37	[2]	(0.16)[2]	(0.49)[2]	4.23[2]

Net increase (decrease) from investment operations	4.88		1.12		2.49		(0.14)	(0.51)	4.40	4.47		0.86		2.14		(0.33)	(0.72)	3.98

Distributions from net realized gain	(1.48)		(1.30)		–		(2.31)	(1.12)	(0.35)	(1.26)		(0.99)		–		(2.15)	(0.83)	(0.35)

Net asset value, end of period	$31.40		$28.00		$28.18		$25.69	$28.14	$29.77	$29.47		$26.26		$26.39		$24.25	$26.73	$ 28.28

Total Investment Return[3]
Based on net asset value	18.25%	[4]	4.03%	[5]	9.69%	[5,6]	1.57% [5]	(1.97)%[5]	17.29%[5]	17.74%	[4]	3.27%	[5]	8.82%	[5,6]	0.73% [5]	(2.78)%[5]	16.33%[5]

Ratios to Average Net Assets
Total expenses	1.28%	[7]	1.31%		1.31%		1.37%	1.35%	1.35%	2.10%	[7]	2.06%		2.10%		2.20%	2.14%	2.22%

Total expenses excluding recoupment of past waived fees	1.28%	[7]	1.31%		1.31%		1.37%	1.35%	1.35%	2.10%	[7]	2.06%		2.10%		2.17%	2.14%	2.22%

Total expenses after fees waived, reimbursed and paid indirectly	1.28%	[7]	1.31%		1.31%		1.37%	1.35%	1.35%	2.09%	[7]	2.06%		2.09%		2.20%	2.14%	2.19%

Net investment income (loss)	0.33%	[7]	(0.24)%		(0.11)%		0.02%	(0.06)%	(0.13)%	(0.48)%	[7]	(0.99)%		(0.88)%		(0.80)%	(0.85)%	(0.96)%

Supplemental Data
Net assets, end of period (000)	$968,880		$825,046		$682,857		$478,273	$564,943	$697,451	$45,626		$46,180		$47,855		$57,835	$80,269	$ 95,231

Portfolio turnover	72%		135%		184%		153%	91%	98%	72%		135%		184%		153%	91%	98%

[1] Based on average shares outstanding.
[2] Includes redemption fees, which are less than $0.01 per share.
[3] Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4] Aggregate total investment return.
[5] Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6] Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[7] Annualized.

See Notes to Financial Statements.

42	BLACKROCK FUNDS	MARCH 31, 2012

Financial Highlights (concluded)	BlackRock Health Sciences Opportunities Portfolio

	Investor C										Class R
	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,								Six Months Ended March 31, 2012 (Unaudited)		Period September 12, 2011[1] to September 30, 2011
			2011		2010		2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$26.18		$26.37		$24.22		$26.70	$28.27	$24.62		$28.00		$ 28.19
Net investment loss[2]	(0.05)		(0.27)		(0.21)		(0.15)	(0.21)	(0.23)		(0.01)		(0.01)
Net realized and unrealized gain (loss)	4.52		1.14	[3]	2.36	[3]	(0.16)[3]	(0.47)[3]	4.23	[3]	4.82		(0.18)[3]
Net increase (decrease) from investment operations	4.47		0.87		2.15		(0.31)	(0.68)	4.00		4.81		(0.19)
Distributions from net realized gain	(1.30)		(1.06)		–		(2.17)	(0.89)	(0.35)		(1.52)		–
Net asset value, end of period	$29.35		$26.18		$26.37		$24.22	$26.70	$28.27		$31.29		$ 28.00

Total Investment Return[4]
Based on net asset value	17.81%	[5]	3.32%	[6]	8.88%	[6,7]	0.81% [6]	(2.66)%[6]	16.43%	[6]	17.99%	[5]	(0.64)%[5,6]

Ratios to Average Net Assets
Total expenses	2.02%	[8]	2.02%		2.04%		2.09%	2.05%	2.12%		1.69%	[8]	1.75%[8]
Total expenses excluding recoupment of past waived fees	2.02%	[8]	2.02%		2.04%		2.09%	2.05%	2.12%		1.69%	[8]	1.75%[8]
Total expenses after fees waived, reimbursed and paid indirectly	2.01%	[8]	2.02%		2.04%		2.09%	2.05%	2.11%		1.67%	[8]	1.75%[8]
Net investment loss	(0.40)%	[8]	(0.95)%		(0.83)%		(0.70)%	(0.76)%	(0.89)%		(0.04)%	[8]	(0.82)%[8]

Supplemental Data
Net assets, end of period (000)	$370,241		$327,855		$285,428		$255,340	$305,015	$363,739		$12,561		$ 9,580
Portfolio turnover	72%		135%		184%		153%	91%	98%		72%		135%
[1] Commencement of operations.
[2] Based on average shares outstanding.
[3] Includes redemption fees, which are less than $0.01 per share.
[4] Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5] Aggregate total investment return.
[6] Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7] Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[8] Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	43

Financial Highlights	BlackRock International Opportunities Portfolio

	Institutional									Service
	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,							Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,
			2011	2010		2009		2008	2007			2011	2010		2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$28.37		$32.76	$31.36		$29.44		$51.08	$42.16	$27.34		$31.58	$30.26		$28.36		$49.52	$41.06
Net investment income[1]	0.12		0.49	0.28		0.34		0.47	0.48	0.04		0.34	0.16		0.27		0.28	0.32
Net realized and unrealized gain (loss)	4.62		(4.52)[2]	1.58	[2]	1.68	[2]	(13.66)[2]	14.98 [2]	4.47		(4.37)[2]	1.53	[2]	1.63	[2]	(13.14)[2]	14.58 [2]
Net increase (decrease) from investment operations	4.74		(4.03)	1.86		2.02		(13.19)	15.46	4.51		(4.03)	1.69		1.90		(12.86)	14.90
Dividends and distributions from:
Net investment income	(0.60)		(0.36)	(0.46)		(0.10)		(1.21)	(0.71)	(0.44)		(0.21)	(0.37)		–		(1.06)	(0.61)
Net realized gain	–		–	–		–		(7.24)	(5.83)	–		–	–		–		(7.24)	(5.83)
Total dividends and distributions	(0.60)		(0.36)	(0.46)		(0.10)		(8.45)	(6.54)	(0.44)		(0.21)	(0.37)		–		(8.30)	(6.44)
Net asset value, end of period	$32.51		$28.37	$32.76		$31.36		$29.44	$51.08	$31.41		$27.34	$31.58		$30.26		$28.36	$49.52

Total Investment Return[3]
Based on net asset value	16.96%	[4]	(12.50)% [5]	5.99%	[5]	6.99%	[5]	(30.87)% [5,6]	40.42% [5]	16.69%	[4]	(12.88)% [5]	5.63%	[5]	6.70%	[5]	(31.10)% [5,6]	40.00% [5]

Ratios to Average Net Assets
Total expenses	1.30%	[7]	1.26%	1.35%		1.45%		1.25%	1.25%	1.81%	[7]	1.66%	1.72%		1.75%		1.58%	1.59%
Total expenses excluding recoupment of past waived fees	1.30%	[7]	1.26%	1.34%		1.45%		1.25%	1.25%	1.81%	[7]	1.66%	1.69%		1.73%		1.58%	1.59%
Total expenses after fees waived, reimbursed and paid indirectly	1.30%	[7]	1.26%	1.35%		1.43%		1.25%	1.25%	1.79%	[7]	1.65%	1.72%		1.70%		1.58%	1.58%
Net investment income	0.75%	[7]	1.41%	0.91%		1.36%		1.18%	1.06%	0.24%	[7]	1.02%	0.53%		1.13%		0.72%	0.73%

Supplemental Data
Net assets, end of period (000)	$908,188		$792,695	$802,167		$673,420		$450,605	$492,444	$52,022		$47,846	$70,365		$83,093		$64,368	$172,135
Portfolio turnover	41%		116%	116%		143%		138%	77%	41%		116%	116%		143%		138%	77%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Payment from affiliate of $112,880 received by the Fund is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.

See Notes to Financial Statements.

44	BLACKROCK FUNDS	MARCH 31, 2012

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor A									Investor B
	Six Months									Six Months
	Ended									Ended
	March 31,		Year Ended September 30,							March 31,		Year Ended September 30,
	2012									2012
	(Unaudited)		2011	2010		2009		2008	2007	(Unaudited)		2011	2010	2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 27.10		$31.33	$30.02		$28.14		$49.19	$40.81	$25.18		$29.10	$27.83	$26.29		$46.43	$38.81

Net investment income[1]	0.07		0.39	0.21		0.27		0.33	0.30	(0.05)		0.10	(0.05)	0.09		(0.06)	(0.04)
Net realized and unrealized gain (loss)	4.44		(4.34)[2]	1.50	[2]	1.62	[2]	(13.09)[2]	14.49[2]	4.15		(4.01)[2]	1.42 [2]	1.45	[2]	(12.16)[2]	13.74[2]

Net increase (decrease) from investment operations	4.51		(3.95)	1.71		1.89		(12.76)	14.79	4.10		(3.91)	1.37	1.54		(12.22)	13.70

Dividends and distributions from:
Net investment income	(0.52)		(0.28)	(0.40)		(0.01)		(1.05)	(0.58)	(0.22)		(0.01)	(0.10)	–		(0.68)	(0.25)
Net realized gain	–		–	–		–		(7.24)	(5.83)	–		–	–	–		(7.24)	(5.83)

Total dividends and distributions	(0.52)		(0.28)	(0.40)		(0.01)		(8.29)	(6.41)	(0.22)		(0.01)	(0.10)	–		(7.92)	(6.08)

Net asset value, end of period	$ 31.09		$27.10	$31.33		$30.02		$28.14	$49.19	$29.06		$25.18	$29.10	$27.83		$26.29	$46.43

Total Investment Return[3]
Based on net asset value	16.84%	[4]	(12.77)% [5]	5.73%	[5]	6.73%	[5]	(31.09)% [5,6]	39.98%[5]	16.36%	[4]	(13.45)% [5]	4.92% [5]	5.86%	[5]	(31.63)% [5,6]	38.89%[5]

Ratios to Average Net Assets
Total expenses	1.56%	[7]	1.54%	1.59%		1.68%		1.58%	1.60%	2.38%	[7]	2.32%	2.38%	2.49%		2.35%	2.37%

Total expenses excluding recoupment of past waived fees	1.56%	[7]	1.54%	1.59%		1.68%		1.58%	1.60%	2.38%	[7]	2.32%	2.38%	2.49%		2.35%	2.37%

Total expenses after fees waived, reimbursed and paid indirectly	1.55%	[7]	1.53%	1.59%		1.68%		1.58%	1.60%	2.37%	[7]	2.32%	2.38%	2.49%		2.35%	2.37%

Net investment income	0.48%	[7]	1.16%	0.72%		1.15%		0.87%	0.69%	(0.35)%	[7]	0.34%	(0.18)%	0.41%		(0.15)%	(0.10)%

Supplemental Data
Net assets, end of period (000)	$766,075		$703,201	$794,034		$604,283		$482,526	$555,189	$13,582		$15,568	$25,080	$33,094		$42,927	$102,624

Portfolio turnover	41%		116%	116%		143%		138%	77%	41%		116%	116%	143%		138%	77%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Payment from affiliate of $112,880 received by the Fund is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	45

Financial Highlights (concluded)	BlackRock International Opportunities Portfolio

	Investor C
	Six Months
	Ended		Year Ended September 30,
	March 31,
	2012
	(Unaudited)		2011	2010	2009		2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$24.98		$28.92	$27.74	$26.21		$46.34	$38.78

Net investment income (loss)[1]	(0.04)		0.11	(0.02)	0.08		0.03	(0.03)
Net realized and unrealized gain (loss)	4.10		(3.98)[2]	1.39 [2]	1.45	[2]	(12.20)[2]	13.71 [2]

Net increase (decrease) from investment operations	4.06		(3.87)	1.37	1.53		(12.17)	13.68

Dividends and distributions from:
Net investment income	(0.25)		(0.07)	(0.19)	–		(0.72)	(0.29)
Net realized gain	–		–	–	–		(7.24)	(5.83)

Total dividends and distributions	(0.25)		(0.07)	(0.19)	–		(7.96)	(6.12)

Net asset value, end of period	$28.79		$24.98	$28.92	$27.74		$26.21	$46.34

Total Investment Return[3]

Based on net asset value	16.35%	[4]	(13.44)% [5]	4.95% [5]	5.84%	[5]	(31.61)% [5,6]	38.91% [5]

Ratios to Average Net Assets

Total expenses	2.35%	[7]	2.31%	2.36%	2.49%		2.32%	2.36%

Total expenses excluding recoupment of past waived fees	2.35%	[7]	2.31%	2.36%	2.49%		2.32%	2.36%

Total expenses after fees waived, reimbursed and paid indirectly	2.35%	[7]	2.31%	2.36%	2.48%		2.32%	2.36%

Net investment income (loss)	(0.31)%	[7]	0.37%	(0.06)%	0.38%		0.08%	(0.08)%

Supplemental Data

Net assets, end of period (000)	$171,690		$169,481	$224,958	$187,246		$194,068	$255,980

Portfolio turnover	41%		116%	116%	143%		138%	77%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Payment from affiliate of $112,880 received by the Fund is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.

See Notes to Financial Statements.

46	BLACKROCK FUNDS	MARCH 31, 2012

Financial Highlights	BlackRock Science & Technology Opportunities Portfolio

	Institutional									Service
	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,							Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,
			2011	2010		2009		2008	2007			2011	2010		2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$8.61		$9.02	$7.79		$6.98		$9.03	$7.20	$8.32		$8.72	$7.56		$6.80		$8.83	$ 7.07

Net investment loss[1]	(0.04)		(0.06)	(0.05)		(0.02)		(0.05)	(0.03)	(0.05)		(0.07)	(0.08)		(0.04)		(0.06)	(0.07)
Net realized and unrealized gain (loss)	2.11		(0.35)[2]	1.28	[2]	0.83	[2]	(2.00)[2]	1.86[2]	2.04		(0.33)[2]	1.24	[2]	0.80	[2]	(1.97)[2]	1.83[2]

Net increase (decrease) from investment operations	2.07		(0.41)	1.23		0.81		(2.05)	1.83	1.99		(0.40)	1.16		0.76		(2.03)	1.76

Net asset value, end of period	$10.68		$8.61	$9.02		$7.79		$6.98	$9.03	$10.31		$8.32	$8.72		$7.56		$6.80	$ 8.83

Total Investment Return[3]
Based on net asset value	24.04%	[4]	(4.55)% [5]	15.79%	[5,6]	11.60%	[5,7]	(22.70)% [5]	25.42%[5]	23.92%	[4]	(4.59)% [5]	15.34%	[5,8]	11.18%	[5,9]	(22.99)% [5]	24.89%[5]

Ratios to Average Net Assets
Total expenses	1.46%	[1][0]	1.46%	1.55%		1.90%		1.70%	1.91%	1.57%	[10]	1.55%	1.76%		1.96%		2.01%	2.30%

Total expenses excluding recoupment of past waived fees	1.46%	[10]	1.46%	1.55%		1.90%		1.70%	1.91%	1.54%	[10]	1.54%	1.67%		1.96%		2.01%	2.30%

Total expenses after fees waived, reimbursed and paid indirectly	1.39%	[10]	1.39%	1.39%		1.36%		1.35%	1.35%	1.56%	[10]	1.53%	1.74%		1.75%		1.73%	1.73%

Net investment loss	(0.81)%	[10]	(0.60)%	(0.59)%		(0.27)%		(0.55)%	(0.44)%	(1.00)%	[10]	(0.74)%	(0.94)%		(0.71)%		(0.75)%	(0.85)%

Supplemental Data
Net assets, end of period (000)	$41,787		$33,982	$33,135		$27,013		$42,886	$1,449	$1,169		$851	$659		$193		$106	$ 123

Portfolio turnover	164%		103%	97%		158%		89%	92%	164%		103%	97%		158%		89%	92%

[1] Based on average shares outstanding.
[2] Includes redemption fees, which are less than $0.01 per share.
[3] Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4] Aggregate total investment return.
[5] Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6] Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 15.53%.
[7] Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 9.03%.
[8] Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 15.08%.
[9] Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.53%.
[10] Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	47

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor A										Investor B
	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,								Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,
			2011	2010		2009		2008	2007				2011	2010		2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$8.21		$8.62	$7.48		$6.73		$8.74	$7.00		$7.48		$7.93	$6.94		$6.30		$8.26	$ 6.66
Net investment loss[1]	(0.05)		(0.09)	(0.08)		(0.04)		(0.06)	(0.06)		(0.08)		(0.16)	(0.14)		(0.08)		(0.13)	(0.12)
Net realized and unrealized gain (loss)	1.99		(0.32)[2]	1.22	[2]	0.79	[2]	(1.95)[2]	1.80	[2]	1.82		(0.29)[2]	1.13	[2]	0.72	[2]	(1.83)[2]	1.72[2]
Net increase (decrease) from investment operations	1.94		(0.41)	1.14		0.75		(2.01)	1.74		1.74		(0.45)	0.99		0.64		(1.96)	1.60
Net asset value, end of period	$10.15		$8.21	$8.62		$7.48		$6.73	$8.74		$9.22		$7.48	$7.93		$6.94		$6.30	$ 8.26

Total Investment Return[3]
Based on net asset value	23.63%	[4]	(4.76)%[5]	15.24%	[5,6]	11.14%	[5,7]	(23.00)%[5]	24.86%	[5]	23.26%	[4]	(5.68)%[5]	14.27%	[5,8]	10.16%	[5,9]	(23.73)%[5]	24.02%[5]

Ratios to Average Net Assets
Total expenses	1.75%	[10]	1.79%	1.82%		2.24%		2.04%	2.16%		2.56%	[10]	2.67%	2.70%		3.13%		2.96%	3.01%
Total expenses excluding recoupment of past waived fees	1.72%	[10]	1.71%	1.81%		2.24%		2.04%	2.16%		2.56%	[10]	2.44%	2.65%		3.00%		2.96%	3.01%
Total expenses after fees waived, reimbursed and paid indirectly	1.74%	[10]	1.78%	1.79%		1.77%		1.75%	1.73%		2.56%	[10]	2.66%	2.69%		2.65%		2.65%	2.50%
Net investment loss	(1.15)%	[10]	(0.98)%	(0.99)%		(0.68)%		(0.77)%	(0.80)%		(1.96)%	[10]	(1.87)%	(1.90)%		(1.53)%		(1.70)%	(1.59)%

Supplemental Data
Net assets, end of period (000)	$121,050		$106,632	$105,577		$83,734		$72,659	$21,632		$3,270		$3,130	$4,390		$6,538		$11,473	$ 9,030
Portfolio turnover	164%		103%	97%		158%		89%	92%		164%		103%	97%		158%		89%	92%
[1] Based on average shares outstanding.
[2] Includes redemption fees, which are less than $0.01 per share.
[3] Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4] Aggregate total investment return.
[5] Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6] Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 14.97%.
[7] Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.47%.
[8] Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 13.98%.
[9] Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.30%.
[10] Annualized.

See Notes to Financial Statements.

48	BLACKROCK FUNDS	MARCH 31, 2012

Financial Highlights (concluded)	BlackRock Science & Technology Opportunities Portfolio

	Investor C										Class R
	Six Months Ended		Year Ended September 30,								Six Months Ended		Year Ended September 30,					Period September 8, 2008[1] to September 30, 2008
	March 31,										March 31,
	2012										2012
	(Unaudited)		2011	2010		2009		2008	2007		(Unaudited)		2011	2010		2009
Per Share Operating Performance
Net asset value, beginning of period	$7.47		$7.92	$6.94		$6.29		$8.25	$6.66		$8.43		$8.88	$7.72		$6.97		$7.38

Net investment loss[2]	(0.08)		(0.16)	(0.14)		(0.09)		(0.13)	(0.12)		(0.06)		(0.12)	(0.11)		(0.06)		(0.01)
Net realized and unrealized gain (loss)	1.82		(0.29)[3]	1.12	[3]	0.74	[3]	(1.83)[3]	1.71[3]		2.05		(0.33)[3]	1.27	[3]	0.81	[3]	(0.40)[3]

Net increase (decrease) from investment operations	1.74		(0.45)	0.98		0.65		(1.96)	1.59		1.99		(0.45)	1.16		0.75		(0.41)

Net asset value, end of period	$9.21		$7.47	$7.92		$6.94		$6.29	$8.25		$10.42		$8.43	$8.88		$7.72		$6.97

Total Investment Return[4]
Based on net asset value	23.29%	[5]	(5.68)%[6]	14.12%	[6,7]	10.33%	[6,8]	(23.76)%[6]	23.87%	[6]	23.61%	[5]	(5.07)%[6]	15.03%	[6,9]	10.76%	[6,10]	(5.56)%[5,6]

Ratios to Average Net Assets
Total expenses	2.63%	[11]	2.68%	2.73%		3.23%		2.73%	2.88%		1.96%	[11]	2.00%	2.10%		2.42%		2.36%	[11]

Total expenses excluding recoupment of past waived fees	2.61%	[11]	2.59%	2.73%		3.23%		2.73%	2.88%		1.95%	[11]	2.00%	2.10%		2.42%		2.36%	[11]

Total expenses after fees waived, reimbursed and paid indirectly	2.62%	[11]	2.67%	2.71%		2.68%		2.62%	2.61%		1.95%	[11]	2.00%	2.09%		2.13%		2.13%	[11]

Net investment loss	(2.04)%	[11]	(1.88)%	(1.92)%		(1.59)%		(1.67)%	(1.69)%		(1.38)%	[11]	(1.21)%	(1.29)%		(1.04)%		(1.49)%	[11]

Supplemental Data
Net assets, end of period (000)	$31,588		$27,651	$27,053		$22,575		$22,003	$9,755		$4,625		$3,518	$2,961		$1,904		$1,362

Portfolio turnover	164%		103%	97%		158%		89%	92%		164%		103%	97%		158%		89%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 13.83%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.47%.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 14.77%.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.18%.
[11]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	49

Financial Highlights	BlackRock U.S. Opportunities Portfolio

	Institutional									Service
	Six Months Ended		Year Ended September 30,							Six Months Ended		Year Ended September 30,
	March 31,									March 31,
	2012									2012
	(Unaudited)		2011	2010		2009	2008		2007	(Unaudited)		2011	2010		2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$33.86		$36.94	$32.20		$31.69	$37.05		$29.07	$32.44		$35.40	$30.93		$30.58		$35.89	$28.28

Net investment income (loss)[1]	0.09		0.05	0.04		0.09	0.09		0.03	0.00	[2]	(0.12)	(0.11)		(0.01)		(0.06)	(0.09)
Net realized and unrealized gain (loss)	7.35		(2.44)	4.77		0.42	(5.45)		7.95	7.03		(2.34)	4.58		0.35		(5.25)	7.70

Net increase (decrease) from investment operations	7.44		(2.39)	4.81		0.51	(5.36)		7.98	7.03		(2.46)	4.47		0.34		(5.31)	7.61

Dividends and distributions from:
Net investment income	–		–	(0.07)		(0.01)	–		–	–		–	–		–		–	–

Net realized gains	(3.94)		(0.69)	–		–	–		–	(3.78)		(0.50)	–		–		–	–

Total dividends and distributions	(3.94)		(0.69)	(0.07)		(0.01)	–		–	(3.78)		(0.50)	–		–		–	–
Redemption fees added to paid-in capital	–		0.00 [2]	0.00	[2]	0.01	0.00	[2]	0.00[2]	–		0.00 [2]	0.00	[2]	0.01		0.00 [2]	0.00	[2]

Net asset value, end of period	$37.36		$33.86	$36.94		$32.20	$31.69		$37.05	$35.69		$32.44	$35.40		$30.93		$30.58	$35.89

Total Investment Return[3]
Based on net asset value	23.51%	[4]	(6.75)% [5]	14.96%	[5,6]	1.63% [7]	(14.47)%	[5]	27.45%[5]	23.22%	[4]	(7.16)% [5]	14.45%	[5,6]	1.14%	[7]	(14.80)% [5]	26.91%	[5]

Ratios to Average Net Assets
Total expenses	1.38%	[8]	1.36%	1.30%		1.40%	1.42%		1.42%	1.62%	[8]	1.57%	1.60%		1.71%		1.68%	1.69%

Total expenses excluding recoupment of past waived fees	1.38%	[8]	1.36%	1.30%		1.40%	1.42%		1.42%	1.62%	[8]	1.57%	1.60%		1.70%		1.68%	1.69%

Total expenses after fees waived, reimbursed and paid indirectly	1.03%	[8]	1.03%	1.03%		1.01%	1.00%		1.01%	1.51%	[8]	1.46%	1.48%		1.49%		1.43%	1.40%

Net investment income (loss)	0.49%	[8]	0.12%	0.13%		0.36%	0.26%		0.09%	0.01%	[8]	(0.30)%	(0.34)%		(0.06)%		(0.17)%	(0.28)%

Supplemental Data
Net assets, end of period (000)	$1,812,851		$1,905,254	$1,588,509		$890,264	$298,166		$158,094	$189,525		$183,604	$235,926		$191,318		$109,679	$43,763

Portfolio turnover	47%		120%	123%		166%	164%		106%	47%		120%	123%		166%		164%	106%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.
[8]	Annualized.

See Notes to Financial Statements.

50	BLACKROCK FUNDS	MARCH 31, 2012

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Investor A									Investor B
	Six Months Ended		Year Ended September 30,							Six Months Ended		Year Ended September 30,
	March 31,									March 31,
	2012									2012
	(Unaudited)		2011	2010		2009		2008	2007	(Unaudited)		2011	2010		2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$32.08		$35.02	$30.61		$30.29		$35.57	$28.03	$29.11		$31.96	$28.16		$28.06		$33.20	$26.37

Net investment loss[1]	(0.01)		(0.13)	(0.12)		(0.04)		(0.08)	(0.10)	(0.12)		(0.40)	(0.35)		(0.17)		(0.31)	(0.32)
Net realized and unrealized gain (loss)	6.95		(2.31)	4.53		0.35		(5.20)	7.64	6.27		(2.06)	4.15		0.26		(4.83)	7.15

Net increase (decrease) from investment operations	6.94		(2.44)	4.41		0.31		(5.28)	7.54	6.15		(2.46)	3.80		0.09		(5.14)	6.83

Distributions from net realized gains	(3.76)		(0.50)	–		–		–	–	(3.55)		(0.39)	–		–		–	–

Redemption fees added to paid-in capital	–		0.00 [2]	0.00	[2]	0.01		0.00 [2]	0.00[2]	–		0.00 [2]	0.00	[2]	0.01		0.00 [2]	0.00	[2]

Net asset value, end of period	$35.26		$32.08	$35.02		$30.61		$30.29	$35.57	$31.71		$29.11	$31.96		$28.16		$28.06	$33.20

Total Investment Return[3]
Based on net asset value	23.17%	[4]	(7.19)% [5]	14.41%	[5,6]	1.06%	[7]	(14.84)% [5]	26.90%[5]	22.70%	[4]	(7.90)% [5]	13.49%	[5,6]	0.36%	[7]	(15.48)% [5]	25.90%	[5]

Ratios to Average Net Assets
Total expenses	1.66%	[8]	1.59%	1.64%		1.76%		1.73%	1.77%	2.44%	[8]	2.39%	2.44%		2.59%		2.56%	2.56%

Total expenses excluding recoupment of past waived fees	1.66%	[8]	1.59%	1.64%		1.75%		1.73%	1.77%	2.44%	[8]	2.37%	2.44%		2.59%		2.56%	2.56%

Total expenses after fees waived, reimbursed and paid indirectly	1.55%	[8]	1.49%	1.51%		1.56%		1.48%	1.48%	2.31%	[8]	2.28%	2.30%		2.27%		2.22%	2.23%

Net investment loss	(0.04)%	[8]	(0.34)%	(0.37)%		(0.15)%		(0.22)%	(0.32)%	(0.79)%	[8]	(1.12)%	(1.18)%		(0.77)%		(0.95)%	(1.06)%

Supplemental Data
Net assets, end of period (000)	$791,615		$888,293	$1,158,626		$855,127		$495,656	$228,668	$15,504		$15,047	$20,255		$21,849		$20,998	$35,928

Portfolio turnover	47%		120%	123%		166%		164%	106%	47%		120%	123%		166%		164%	106%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.
[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2012	51

Financial Highlights (concluded)	BlackRock U.S. Opportunities Portfolio

	Investor C
	Six Months Ended		Year Ended September 30,
	March 31, 2012
	(Unaudited)		2011	2010		2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$29.11		$31.95	$28.14		$28.04		$33.18	$26.34
Net investment loss[1]	(0.12)		(0.38)	(0.33)		(0.19)		(0.30)	(0.32)
Net realized and unrealized gain (loss)	6.28		(2.07)	4.14		0.28		(4.84)	7.16
Net increase (decrease) from investment operations	6.16		(2.45)	3.81		0.09		(5.14)	6.84
Distributions from net realized gains	(3.54)		(0.39)	–		–		–	–
Redemption fees added to paid-in capital	–		0.00 [2]	0.00	[2]	0.01		0.00 [2]	0.00	[2]
Net asset value, end of period	$31.73		$29.11	$31.95		$28.14		$28.04	$33.18

Total Investment Return[3]
Based on net asset value	22.73%	[4]	(7.87)% [5]	13.54%	[5,6]	0.36%	[7]	(15.49)% [5]	25.97%	[5]

Ratios to Average Net Assets
Total expenses	2.37%	[8]	2.34%	2.39%		2.52%		2.46%	2.51%
Total expenses excluding recoupment of past waived fees	2.37%	[8]	2.33%	2.38%		2.52%		2.46%	2.51%
Total expenses after fees waived, reimbursed and paid indirectly	2.27%	[8]	2.24%	2.27%		2.28%		2.21%	2.20%
Net investment loss	(0.75)%	[8]	(1.08)%	(1.12)%		(0.85)%		(0.95)%	(1.04)%

Supplemental Data
Net assets, end of period (000)	$284,880		$282,586	$334,958		$238,819		$145,626	$88,826
Portfolio turnover	47%		120%	123%		166%		164%	106%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.
[8]	Annualized.

See Notes to Financial Statements.

52	BLACKROCK FUNDS	MARCH 31, 2012

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Global Opportunities Portfolio (“Global Opportunities”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”), BlackRock International Opportunities Portfolio (“International Opportunities”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds, except Health Sciences Opportunities, is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganizations: The Board of Trustees of the Trust (the “Board”) and of Global Opportunities and the Board of Directors and shareholders of BlackRock Global Growth Fund, Inc. (“Global Growth”) approved the reorganization of Global Growth into Global Opportunities pursuant to which Global Opportunities acquired substantially all of the assets and assumed certain stated liabilities of Global Growth in exchange for an equal aggregate value of Global Opportunities shares.

Each shareholder of Global Growth received shares of Global Opportunities with the same class designation and an aggregate NAV of such shareholder’s Global Growth shares, as determined at the close of business on September 9, 2011. In connection with the reorganization, Global Opportunities issued newly created Class R Shares.

The reorganization was accomplished by a tax-free exchange of shares of Global Opportunities in the following amounts and at the following conversion ratios:

	Global Growth Shares Prior to Reorganization	Conversion Ratio	Shares of Global Opportunities
Institutional	3,509,188	1.33658929	4,690,343
Investor A	14,755,527	1.32869118	19,605,539
Investor B	367,181	1.29848147	476,778
Investor C	3,757,078	1.29501571	4,865,475
Class R	1,252,737	1.28821323	1,613,792

Global Growth’s net assets and composition of net assets on September 9, 2011, the date of the reorganization, were as follows:
Net Assets	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss	Net Unrealized Depreciation
$304,152,785	$462,591,696	$180,888	$(135,908,279)	$(22,711,520)

For financial reporting purposes, assets received and shares issued by Global Opportunities were recorded at fair value; however, the cost basis of the investments received from Global Growth was carried forward to align ongoing reporting of Global Opportunities’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Global Opportunities immediately after the acquisition amounted to $373,249,936. Global Growth’s fair value and cost of investments prior to the reorganization were $320,739,432 and $298,207,845, respectively.

The purpose of the transaction was to combine two funds managed by the Manager, the investment advisor to both Global Growth and Global Opportunities with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 12, 2011.

Assuming the acquisition had been completed on October 1, 2010, the beginning of the annual reporting period of Global Opportunities, the pro forma results of operations for the year ended September 30, 2011, were as follows:

•	Net investment income: $2,320,634

•	Net realized and change in unrealized gain/loss on investments: $(41,230,418)

•	Net decrease in the net assets resulting from operations: $(38,909,784)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Global Growth that have been included in the Global Opportunities’ Statement of Operations since September 12, 2011.

Reorganization costs incurred by Global Opportunities in connection with the reorganization were expensed by Global Opportunities.

The Board of Health Sciences Opportunities and the Board of Directors and shareholders of BlackRock Healthcare Fund, Inc. (“Healthcare”)

BLACKROCK FUNDS	MARCH 31, 2012	53

Notes to Financial Statements (continued)

approved the reorganization of Healthcare into Health Sciences Opportunities pursuant to which Health Sciences Opportunities acquired substantially all of the assets and assumed certain stated liabilities of Healthcare in exchange for an equal aggregate value of Health Sciences Opportunities shares.

Each shareholder of Healthcare received shares of Health Sciences Opportunities with the same class designation and an aggregate NAV of such shareholder’s Healthcare shares, as determined at the close of business on September 9, 2011. In connection with the reorganization, Health Sciences Opportunities issued newly created Class R Shares.

The reorganization was accomplished by a tax-free exchange of shares of Health Sciences Opportunities in the following amounts and at the following conversion ratios:

	Healthcare Shares Prior to Reorganization	Conversion Ratio	Shares of Health Sciences Opportunities
Institutional	13,244,297	0.19034241	2,520,951
Investor A	27,277,774	0.16917605	4,614,746
Investor B	2,622,885	0.10066507	264,033
Investor C	17,312,942	0.10007561	1,732,603
Class R	3,541,881	0.09820156	347,818

Healthcare’s net assets and composition of net assets on September 9, 2011, the date of the reorganization, were as follows:
Net Assets	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Net Unrealized Appreciation
$265,090,492	$262,990,491	$(202,292)	$(913,655)	$3,215,948

For financial reporting purposes, assets received and shares issued by Health Sciences Opportunities were recorded at fair value; however, the cost basis of the investments received from Healthcare was carried forward to align ongoing reporting of Health Sciences Opportunities’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Health Sciences Opportunities immediately after the acquisition amounted to $1,597,073,853. Healthcare’s fair value and cost of investments prior to the reorganization were $263,048,253 and $265,906,507, respectively.

The purpose of the transaction was to combine two funds managed by the Manager, the investment advisor to Healthcare and Health Sciences Opportunities with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 12, 2011.

Assuming the acquisition had been completed on October 1, 2010; the beginning of the annual reporting period of Health Sciences Opportunities, the pro forma results of operations for the year ended September 30, 2011, were as follows:

•	Net investment loss: $(7,044,861)
•	Net realized and change in unrealized gain/loss on investments: $(518,793)

•	Net decrease in the net assets resulting from operations: $(7,563,654)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Healthcare that have been included in the Health Sciences Opportunities’ Statement of Operations since September 12, 2011.

Reorganization costs incurred by Health Sciences Opportunities in connection with the reorganization were paid by the Manager.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

54	BLACKROCK FUNDS	MARCH 31, 2012

Notes to Financial Statements (continued)

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but do not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the

BLACKROCK FUNDS	MARCH 31, 2012	55

Notes to Financial Statements (continued)

event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended March 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended September 30, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

56	BLACKROCK FUNDS	MARCH 31, 2012

Notes to Financial Statements (continued)

Financial Futures Contracts: The Funds, except for Global Opportunities and Health Sciences Opportunities purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (including equity risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts and the underlying assets.

Foreign Currency Exchange Contracts: The Funds, except for U.S. Opportunities, enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds, except for International Opportunities, Science & Technology Opportunities and U.S. Opportunities, purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

Derivative Financial Instruments Categorized by Risk Exposure:

	Fair Values of Derivative Financial Instruments as of March 31, 2012

		Asset Derivatives

	Statements of Assets and Liabilities Location	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$1,920,237	$936,236	$11,793,885	$100,193

		Liability Derivatives

	Statements of Assets and Liabilities Location	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$2,721,491	$7,750,965	$17,932,686	$312,310
Equity contracts	Options written at value	–	197,760	–	–

Total		$2,721,491	$7,948,725	$17,932,686	$312,310

BLACKROCK FUNDS	MARCH 31, 2012	57

Notes to Financial Statements (continued)

	The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2012

	Net Realized Gain (Loss) From

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities

Foreign currency exchange contracts	$(1,357,741)	$ 12,742,659	$ 6,821,891	$1,213,869	–
Equity contracts:
Financial futures contracts	–	–	4,387,622	(307,584)	$ 3,640,472
Options	311,864	1,206,001	–	–	–

Total	$(1,045,877)	$ 13,948,660	$11,209,513	$ 906,285	$ 3,640,472

		Net Change in Unrealized Appreciation/Depreciation on

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities

Foreign currency exchange contracts	$ 578,879	$(12,116,807)	$ (7,957,534)	$(1,034,160)	–
Equity contracts:
Financial futures contracts	–	–	1,617,815	–	$10,765,517
Options	–	466,536	–	–	–

Total	$ 578,879	$(11,650,271)	$ (6,339,719)	$(1,034,160)	$10,765,517

For the six months ended March 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities		U.S. Opportunities

Financial futures contracts:
Average number of contracts purchased	–	–	453	126	[1]	609	[1]
Average notional value of contracts purchased	–	–	$ 28,371,390	$ 7,956,982	[1]	$43,682,183	[1]
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	33	20	52	9		–
Average number of contracts - US dollars sold	32	6	37	9		–
Average US dollar amounts purchased	$53,277,762	$188,467,035	$428,623,568	$13,138,859		–
Average US dollar amounts sold	$77,857,987	$ 43,730,341	$513,303,180	$ 7,091,243		–
Options:
Average number of option contracts written	1	5	–	–		–
Average notional value of option contracts written	$ 1,063,750	$ 30,494,750	–	–		–

    1  Average contract amount shown due to limited activity.

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	First $1 Billion	$1 Billion - $2 Billion	$2 Billion - $3 Billion	Greater Than $3 Billion

Global Opportunities and Science & Technology Opportunities	0.900%	0.850%	0.800%	0.750%
Health Sciences Opportunities	0.750%	0.700%	0.675%	0.650%
International Opportunities	1.000%	0.950%	0.900%	0.850%
U.S. Opportunities	1.100%	1.050%	1.025%	1.000%

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses.

58	BLACKROCK FUNDS	MARCH 31, 2012

Notes to Financial Statements (continued)

The expense limitations as a percentage of average daily net assets are as follows:

	Global Opportunities	Health Sciences Opportunities[2]	International Opportunities[2]	Science & Technology Opportunities[2]	U.S. Opportunities[2]
Institutional	1.06%[1]	N/A	1.49%	1.39%	1.03%
Service	1.70%[2,3]	N/A	1.80%	1.78%	1.65%
Investor A	1.33%[1]	N/A	1.98%	1.80%	1.65%
Investor B	2.18%[1]	N/A	2.75%	2.73%	2.32%
Investor C	2.14%[1]	N/A	2.75%	2.73%	2.32%
Class R	1.72%[1]	1.81%	2.18%[3]	2.57%	2.39%[3]

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015 unless approved by the Board, including a majority of the Independent Trustees.

[2]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2013 unless approved by the Board, including a majority of the Independent Trustees.

[3]	There were no shares outstanding as of March 31, 2012.

Prior to January 31, 2012, the expense limitations as a percentage of average daily net assets of Health Sciences Opportunities were as follows.

Health Sciences Opportunities
Institutional	1.25%
Service	1.55%
Investor A	1.55%
Investor B	2.25%
Investor C	2.25%

These amounts are included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2012, the amounts included in fees waived by advisor were as follows:

Global Opportunities	$1,363
Science & Technology Opportunities	$150
U.S. Opportunities	$1,729,503

Class specific expense waivers and reimbursements are as follows:

Administration Fees Waived			Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$7,712	–	$27,418	$137	$7,684	$1,251	$44,202
Health Sciences Opportunities	–	–	–	–	–	$651	$651
International Opportunities	–	$1,720	–	–	–	–	$1,720
Science & Technology Opportunities	$4,429	$2	$219	–	$57	$7	$4,714
U.S. Opportunities	$123,659	–	$969	$1,199	–	–	$125,827

Transfer Agent Fees Waived			Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$1,095	–	$4,376	$9	$1,540	$96	$7,116
Health Sciences Opportunities	–	–	–	–	–	$85	$85
International Opportunities	–	$2,306	–	–	–	–	$2,306
Science & Technology Opportunities	$1,757	$1	$73	–	$28	$2	$1,861
U.S. Opportunities	$86,264	–	–	$434	–	–	$86,698

Transfer Agent Fees Reimbursed			Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$46,490	–	$146,762	$135	$42,310	$18,974	$254,671
Health Sciences Opportunities	–	–	–	–	–	$531	$531
International Opportunities	–	$245	–	–	–	–	$245
Science & Technology Opportunities	$6,919	$14	$1,855	–	$315	$9	$9,112
U.S. Opportunities	$2,111,467	–	–	$251	–	–	$2,111,718

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of

Operations. For the six months ended March 31, 2012, the amounts waived were as follows:

Global Opportunities	$3,204
Health Sciences Opportunities	$27,966
International Opportunities	$30,756
Science & Technology Opportunities	$2,231
U.S. Opportunities	$49,082

BLACKROCK FUNDS	MARCH 31, 2012	59

Notes to Financial Statements (continued)

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, to serve as sub-advisor for a portion of the assets of Global Opportunities and with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for International Opportunities. The Manager pays BFM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the applicable Fund to the Manager.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2012, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees	Share Classes
	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	–	–	$74	–	$1,987	$2,061
International Opportunities	$1,304	–	–	–	–	$1,304
Science & Technology Opportunities	$150	$16,313	–	$2,760	$79	$19,302
U.S. Opportunities	–	$549	$ 1		–	$550

On March 31, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2012	2013	2014
Global Opportunities	$27,177	$164,811	$307,350
Health Sciences Opportunities	–	–	$1,267
International Opportunities	–	–	$4,267
Science & Technology Opportunities	$49,307	$27,435	$15,837
U.S. Opportunities	$5,213,829	$9,403,382	$4,053,746

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended March 31, 2012, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

Service and Distribution Fees	Share Classes
	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	–	$274,185	$33,485	$307,371	$39,720	$654,761
Health Sciences Opportunities	$18,753	$1,117,370	$230,904	$1,721,693	$26,972	$3,115,692
International Opportunities	$62,887	$936,756	$75,071	$866,125	–	$1,940,839
Science & Technology Opportunities	$1,224	$141,132	$15,504	$146,847	$9,834	$314,541
U.S. Opportunities	$239,613	$1,088,427	$78,715	$1,455,831	–	$2,862,586

60	BLACKROCK FUNDS	MARCH 31, 2012

Notes to Financial Statements (continued)

For the six months ended March 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Global Opportunities	$1,819
Health Sciences Opportunities	$49,719
International Opportunities	$16,386
Science & Technology Opportunities	$2,772
U.S. Opportunities	$3,210

For the six months ended March 31, 2012, affiliates received the following CDSCs relating to transactions in Investor A, Investor B and Investor C Shares as follows:

	Investor A	Investor B	Investor C
Global Opportunities	$28,857	$6,661	$2,2245
Health Sciences Opportunities	$609	$24,592	$18,220
International Opportunities	$5,859	$8,916	$10,174
Science & Technology Opportunities	$866	$2,264	$2,529
U.S. Opportunities	$2,467	$17,924	$21,509

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2012, the Funds paid the following to affiliates in return for these services, which are included in transfer agent – class specific in the Statements of Operations:

Global Opportunities	$17
Health Sciences Opportunities	$74
International Opportunities	$220,031
Science & Technology Opportunities	$1,612
U.S. Opportunities	$158,505

For the six months ended March 31, 2012, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

Transfer Agent Fees	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$52,028	–	$187,884	$3,798	$72,102	$27,703	$343,515
Health Sciences Opportunities	$260,882	$12,736	$837,494	$57,036	$287,882	$18,576	$1,474,606
International Opportunities	$880,386	$113,927	$764,902	$20,087	$209,746	–	$1,989,048
Science & Technology Opportunities	$64,809	$863	$197,940	$7,035	$72,022	$6,644	$349,313
U.S. Opportunities	$2,197,930	$196,169	$1,084,729	$21,845	$302,608	–	$3,803,281

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$1,095	–	$4,376	$456	$1,540	$182	$7,649
Health Sciences Opportunities	$4,978	$496	$28,486	$2,521	$7,883	$246	$44,610
International Opportunities	$4,498	$3,121	$14,507	$1,090	$6,440	–	$29,656
Science & Technology Opportunities	$1,997	$56	$4,188	$174	$1,388	$76	$7,879
U.S. Opportunities	$86,264	$1,815	$26,438	$935	$10,386	–	$125,838

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived – class specific in the Statements of Operations. For the six months ended March 31, 2012, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Statements of Operations:

Administration Fees
Global Opportunities	$85,717
Health Sciences Opportunities	$529,334
International Opportunities	$567,190
Science & Technology Opportunities	$58,808
U.S. Opportunities	$880,929

BLACKROCK FUNDS	MARCH 31, 2012	61

Notes to Financial Statements (continued)

For the six months ended March 31, 2012, the following table shows the administration fees — class specific borne directly by each class of each Fund:

Administration Fees–Class Specific			Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$7,711	–	$27,418	$837	$7,685	$1,986	$45,637
Health Sciences Opportunities	$47,809	$1,875	$92,042	$5,772	$43,042	$1,350	$191,890
International Opportunities	$90,513	$6,289	$81,205	$1,877	$21,653	–	$201,537
Science & Technology Opportunities	$4,659	$122	$14,113	$391	$3,671	$492	$23,448
U.S. Opportunities	$123,660	$23,961	$90,305	$1,968	$36,395	–	$276,289

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pay a fee to BIM equal to 35% of such income. The share of income earned by the Funds on the reinvestment of cash collateral is shown as securities lending – affiliated in the Statements of Operations. For the six months ended March 31, 2012, BIM received $501,117 in securities lending agent fees related to securities lending activities for the Funds.

During the six months ended March 31, 2012, Science & Technology Opportunities received reimbursements of $93 from an affiliate, which is included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2012, were as follows:

	Purchases	Sales
Global Opportunities	$188,898,947	$241,866,786
Health Sciences Opportunities	$1,197,524,993	$1,166,700,034
International Opportunities	$713,000,537	$801,271,763
Science & Technology Opportunities	$296,426,312	$300,444,015
U.S. Opportunities	$1,481,609,414	$2,205,042,139

Transactions in options written for the six months ended March 31, 2012, were as follows:

	Global Opportunities
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of period	–	–	–	–
Options written	4,299	$214,096	4,255	$97,767
Options expired	(4,299)	(214,096)	(4,255)	(97,767)

Outstanding options, at end of period	–	–	–	–

	Health Sciences Opportunities
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of period	–	–	–	–
Options written	10,947	$1,733,794	19,925	$2,212,924
Options expired	(3,312)	(467,230)	(15,275)	(1,597,212)
Options closed	(7,028)	(1,216,601)	–	–
Options exercised	(7)	(1,379)	–	–

Outstanding options, at end of period	600	$48,584	4,650	$615,712

5. Income Tax Information:

As of September 30, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Global Opportunities	International Opportunities	Science & Technology Opportunities
2015	$25,919,213	–	$53,421,695
2016	106,463,888	–	–
2017	11,844,687	$10,669,404	4,448,928
2018	6,825,363	63,081,604	–
2019	–	–	783,208
No expiration date[1]	3,120,805	–	–

Total	$154,173,956	$73,751,008	$58,653,831

[1]	Not subject to expiration and must be utilized prior to losses subject to expiration.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after September 30, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

62	BLACKROCK FUNDS	MARCH 31, 2012

Notes to Financial Statements (continued)

As of March 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Tax cost	$327,593,567	$1,704,949,288	$1,753,108,797	$174,184,343	$2,976,291,757
Gross unrealized appreciation	$43,201,431	$308,639,690	$205,429,919	$35,680,428	$513,519,252
Gross unrealized depreciation	(12,435,047)	(11,158,602)	(88,122,817)	(365,006)	(63,475,340)
Net unrealized appreciation	$30,766,384	$297,481,088	$117,307,102	$35,315,422	$450,043,912

6. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the six months ended March 31, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of March 31, 2012, Health Sciences Opportunities invested a significant portion of its assets in securities in the health care sector. Changes in economic conditions affecting the health care sector would have a greater impact on Health Sciences Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of March 31, 2012, Science & Technology Opportunities invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on Science & Technology Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of March 31, 2012, Global Opportunities invested a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance.

As of March 31, 2012, the Funds listed below had the following industry classifications:

Industry	Global Opportunities	International Opportunities
Oil, Gas & Consumable Fuels	9%	9%
Commercial Banks	7	13
Pharmaceuticals	6	5
Machinery	5	5
Chemicals	–	5
Insurance	–	6
Metals & Mining	–	5
Other[1]	73	52

[1]	All other industries held were each less than 5% of long-term investments.

BLACKROCK FUNDS	MARCH 31, 2012	63

Notes to Financial Statements (continued)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Global Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares issued in the reorganization[1]	–	–	4,690,343	$46,049,322
Shares sold	436,289	$4,454,266	550,794	6,086,117
Shares issued in reinvestment of dividends	10,082	100,322	11,360	128,593
Shares redeemed	(1,095,285)	(11,311,325)	(1,004,993)	(11,033,445)
Net increase (decrease)	(648,914)	$(6,756,737)	4,247,504	$41,230,587

Investor A
Shares issued in the reorganization[1]	–	–	19,605,539	$191,318,695
Shares sold and automatic conversion of shares	640,994	$6,604,539	760,598	8,385,507
Shares issued in reinvestment of dividends	24,774	245,035	10,826	122,113
Shares redeemed	(3,925,856)	(40,968,134)	(1,424,020)	(15,313,906)
Net increase (decrease)	(3,260,088)	$(34,118,560)	18,952,943	$184,512,409

Investor B
Shares issued in the reorganization[1]	–	–	476,778	$4,571,444
Shares sold	2,147	$21,847	8,464	96,689
Shares redeemed and automatic conversion of shares	(149,439)	(1,517,107)	(94,007)	(1,002,860)
Net increase (decrease)	(147,292)	$(1,495,260)	391,235	$3,665,273

Investor C
Shares issued in the reorganization[1]	–	–	4,865,475	$46,465,289
Shares sold	147,839	$1,476,358	308,404	3,430,169
Shares redeemed	(929,071)	(9,385,975)	(598,941)	(6,374,896)
Net increase (decrease)	(781,232)	$(7,909,617)	4,574,938	$43,520,562

			Period September 12, 2011[2] to September 30, 2011
			Shares	Amount
Class R
Shares issued in the reorganization[1]	–	–	1,613,792	$15,748,035
Shares sold	260,790	$2,663,564	36,132	355,964
Shares issued in reinvestment of dividends	497	4,914	22,035	228,067
Shares redeemed	(403,153)	(4,180,708)	(42,000)	(399,037)
Net increase (decrease)	(141,866)	$(1,512,230)	1,607,924	$15,704,962
Total net increase (decrease)	(4,979,392)	$(51,792,404)	29,774,544	$288,633,793
[1]	See Note 1 regarding the reorganization
[2]	Commencement of Operations

64	BLACKROCK FUNDS	MARCH 31, 2012

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Health Sciences Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares issued in the reorganization[1]	–	–	2,520,951	$72,864,825
Shares sold	2,239,365	$67,716,697	5,310,915	165,243,096
Shares issued in reinvestment of dividends and distributions	616,409	17,222,456	342,151	9,686,180
Shares redeemed	(2,166,633)	(63,993,042)	(3,625,515)	(109,106,448)
Net increase	689,141	$20,946,111	4,548,502	$138,687,653

Service
Shares sold	123,574	$3,589,121	282,548	$8,479,494
Shares issued in reinvestment of distributions	27,004	736,672	17,268	477,975
Shares redeemed	(131,463)	(3,809,061)	(234,131)	(6,889,355)
Net increase	19,115	$516,732	65,685	$2,068,114

Investor A
Shares issued in the reorganization[1]	–	–	4,614,746	$129,864,024
Shares sold and automatic conversion of shares	5,000,254	$146,282,644	8,538,548	256,119,158
Shares issued in reinvestment of distributions	1,553,813	42,294,790	1,055,037	29,150,534
Shares redeemed	(5,162,823)	(150,375,392)	(8,979,890)	(263,921,203)
Net increase	1,391,244	$38,202,042	5,228,441	$151,212,513

Investor B
Shares issued in the reorganization[1]	–	–	264,033	$6,971,367
Shares sold	16,976	$470,082	23,409	663,728
Shares issued in reinvestment of distributions	78,735	2,017,206	62,470	1,628,570
Shares redeemed and automatic conversion of shares	(306,101)	(8,460,863)	(404,936)	(11,242,595)
Net decrease	(210,390)	$(5,973,575)	(55,024)	$(1,978,930)

Investor C
Shares issued in the reorganization[1]	–	–	1,732,603	$45,602,289
Shares sold	792,297	$21,836,095	1,964,605	55,634,617
Shares issued in reinvestment of distributions	581,778	14,834,985	398,100	10,342,259
Shares redeemed	(1,281,445)	(34,970,554)	(2,395,905)	(66,305,169)
Net increase	92,630	$1,700,526	1,699,403	$45,273,996
			Period September 12, 2011[2] to September 30, 2011
			Shares	Amount
Class R
Shares issued in the reorganization[1]	–	–	347,818	$9,787,987
Shares sold	109,922	$3,226,291	11,745	335,213
Shares issued in reinvestment of dividends	19,428	527,655	–	–
Shares redeemed	(70,062)	(2,055,392)	(17,412)	(498,734)
Net increase	59,288	$1,698,554	342,151	$9,624,466
Total net increase	2,041,028	$57,090,390	11,829,158	$344,887,812
[1]	See Note 1 regarding the reorganization
[2]	Commencement of Operations

BLACKROCK FUNDS	MARCH 31, 2012	65

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
International Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,671,214	$175,717,406	16,478,827	$566,277,414
Shares issued in reinvestment of dividends	491,173	14,312,818	214,265	7,418,383
Shares redeemed	(6,171,722)	(188,885,167)	(13,232,744)	(457,095,405)
Net increase (decrease)	(9,335)	$1,145,057	3,460,348	$116,600,392

Service
Shares sold	121,102	$3,597,850	310,969	$10,329,417
Shares issued in reinvestment of dividends	26,176	737,899	13,386	448,013
Shares redeemed	(240,964)	(7,136,962)	(802,715)	(26,887,480)
Net decrease	(93,686)	$(2,801,213)	(478,360)	$(16,110,050)

Investor A
Shares sold and automatic conversion of shares	3,331,252	$97,644,783	9,774,128	$314,050,543
Shares issued in reinvestment of dividends	458,335	12,782,955	211,387	7,007,357
Shares redeemed	(5,093,703)	(149,715,490)	(9,380,973)	(312,127,798)
Net increase (decrease)	(1,304,116)	$(39,287,752)	604,542	$8,930,102

Investor B
Shares sold	3,035	$83,684	10,981	$340,576
Shares issued in reinvestment of dividends	4,391	114,745	200	6,178
Shares redeemed and automatic conversion of shares	(158,281)	(4,349,548)	(254,785)	(7,867,647)
Net decrease	(150,855)	$(4,151,119)	(243,604)	$(7,520,893)

Investor C
Shares sold	313,175	$8,538,781	1,317,687	$40,785,132
Shares issued in reinvestment of dividends	56,675	1,467,326	15,662	481,446
Shares redeemed	(1,191,551)	(32,308,111)	(2,327,389)	(71,180,146)
Net decrease	(821,701)	$(22,302,004)	(994,040)	$(29,913,568)
Total net increase (decrease)	(2,379,693)	$(67,397,031)	2,348,886	$71,985,983

66	BLACKROCK FUNDS	MARCH 31, 2012

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Science & Technology Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	606,070	$5,851,969	1,206,173	$12,255,183
Shares redeemed	(637,128)	(6,148,309)	(935,690)	(9,390,243)
Net increase (decrease)	(31,058)	$(296,340)	270,483	$2,864,940

Service
Shares sold	17,654	$167,504	76,484	$728,734
Shares redeemed	(6,476)	(59,782)	(49,792)	(484,979)
Net increase	11,178	$107,722	26,692	$243,755

Investor A
Shares sold and automatic conversion of shares	755,068	$6,993,893	4,564,043	$43,817,474
Shares redeemed	(1,826,910)	(16,561,003)	(3,812,838)	(36,639,657)
Net increase (decrease)	(1,071,842)	$(9,567,110)	751,205	$7,177,817

Investor B
Shares sold	14,859	$125,846	68,629	$598,949
Shares redeemed and automatic conversion of shares	(78,600)	(676,426)	(203,615)	(1,789,504)
Net decrease	(63,741)	$(550,580)	(134,986)	$(1,190,555)

Investor C
Shares sold	282,348	$2,362,487	1,125,911	$10,129,287
Shares redeemed	(551,177)	(4,509,243)	(840,174)	(7,390,677)
Net increase (decrease)	(268,829)	$(2,146,756)	285,737	$2,738,610

Class R
Shares sold	115,167	$1,095,072	252,128	$2,505,574
Shares redeemed	(88,579)	(826,589)	(168,337)	(1,660,869)
Net increase	26,588	$268,483	83,791	$844,705
Total net increase (decrease)	(1,397,704)	$(12,184,581)	1,282,922	$12,679,272

BLACKROCK FUNDS	MARCH 31, 2012	67

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
U.S. Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	8,586,070	$303,242,752	34,490,335	$1,403,849,188
Shares issued in reinvestment of dividends and distributions	4,597,296	151,572,873	562,799	22,489,473
Shares redeemed	(20,930,559)	(755,987,158)	(21,778,639)	(883,122,611)
Net increase (decrease)	(7,747,193)	$(301,171,533)	13,274,495	$543,216,050

Service
Shares sold	50,759	$1,714,289	746,753	$29,457,121
Shares issued in reinvestment of distributions	633,064	19,966,853	84,568	3,249,935
Shares redeemed	(1,032,906)	(35,408,841)	(1,835,825)	(71,884,470)
Net decrease	(349,083)	$(13,727,699)	(1,004,504)	$(39,177,414)

Investor A
Shares sold and automatic conversion of shares	1,376,377	$46,675,969	8,996,743	$349,422,572
Shares issued in reinvestment of distributions	2,846,386	88,721,884	413,341	15,711,130
Shares redeemed	(9,462,210)	(319,704,493)	(14,804,518)	(575,969,728)
Net decrease	(5,239,447)	$(184,306,640)	(5,394,434)	$(210,836,026)

Investor B
Shares sold	1,652	$50,752	19,782	$714,834
Shares issued in reinvestment of distributions	59,433	1,669,467	6,293	218,440
Shares redeemed and automatic conversion of shares	(89,105)	(2,720,626)	(142,776)	(5,054,884)
Net decrease	(28,020)	$(1,000,407)	(116,701)	$(4,121,610)

Investor C
Shares sold	198,498	$6,062,838	2,022,997	$71,961,051
Shares issued in reinvestment of distributions	1,073,324	30,171,224	114,346	3,967,782
Shares redeemed	(2,001,794)	(61,849,789)	(2,912,160)	(101,772,168)
Net decrease	(729,972)	$(25,615,727)	(774,817)	$(25,843,335)
Total net increase (decrease)	(14,093,715)	$(525,822,006)	5,984,039	$263,237,665

Prior to April 1, 2011, there was a 2% redemption fee on shares redeemed or exchanged that have been held 30 days or less. The redemption fees were collected and retained by the Funds for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Funds.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

68	BLACKROCK FUNDS	MARCH 31, 2012

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and

Anti-Money Laundering Officer

Ira P. Shapiro, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.1

New York, NY 10055

BlackRock International Limited2

Edinburgh, Scotland EH3 8JB

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

[1]	For Global Opportunities.
[2]	For International Opportunities.

BLACKROCK FUNDS	MARCH 31, 2012	69

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/	edelivery
2)	Select “eDelivery” under the “More
Information”	section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request, and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

70	BLACKROCK FUNDS	MARCH 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	MARCH 31, 2012	71

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dynamic Equity Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Russell 1000 Index Fund
BlackRock China Fund	BlackRock India Fund	BlackRock Science & Technology
BlackRock Commodity Strategies Fund	BlackRock International Fund	Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Allocation Fund	BlackRock Managed Volatility Portfolio†	BlackRock World Gold Fund
BlackRock Global Dividend Income Portfolio†	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock CoreAlpha Bond Fund	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock Core Bond Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Multi-Sector Bond Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

72	BLACKROCK FUNDS	MARCH 31, 2012

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

EQUITY5-3/12-SAR

March 31, 2012

Semi-Annual Report (Unaudited)

BlackRock Managed Volatility Portfolio | of BlackRock FundsSM

Not FDIC Insured ■ No Bank Guarantee ■ May Lose Value

2	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Dear Shareholder

Twelve months ago, risk assets were charging forward, only to be met with a sharp reversal in May 2011 when escalating political strife in Greece rekindled fears about sovereign debt problems spreading across Europe. Concurrently, global economic indicators signaled that the recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5, 2011, Standard & Poor’s made history by downgrading the US government’s credit rating, and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became a greater influence on trading decisions than the fundamentals of the securities traded, resulting in high correlations between asset prices. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began to show progress toward stemming the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving investor sentiment carried over into the first several months of 2012. Debt problems in Europe stabilized as policymakers secured a bailout plan for Greece and completed the nation’s debt restructuring without significant market disruptions. While concerns about slowing growth in China and a European recession weighed on the outlook for the global economy, an acceleration of the US recovery lifted sentiment. Several consecutive months of stronger jobs data signaled solid improvement in the US labor market, a pivotal factor for economic growth. Meanwhile, the European Central Bank revived financial markets with additional liquidity through its long-term refinancing operations. The improving market conditions and generally better-than-expected economic news lured investors still holding cash on the sidelines back to risk assets. Stocks, commodities and high yield bonds rallied through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The rally softened in late March, however, as concerns about slowing growth in China were refueled by negative signals from the world’s second-largest economy. Additionally, concerns over the European debt crisis resurfaced given uncertainty around policies for sovereign debt financing in peripheral countries and rising yields in Portugal and Spain.

Thanks in large part to an exceptionally strong first quarter of 2012, risk assets, including equities and high yield bonds, posted solid returns for the 6-month period ended March 31, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results, while small-cap stocks finished in slightly negative territory. International and emerging markets, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities experienced mixed results, given recent volatility in yields. US Treasury bonds performed particularly well for the 12-month period; however, an early-2012 sell-off resulted in a negative return for the 6-month period. Municipal bonds staged a solid advance over the past year. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

While markets have improved in recent months, considerable headwinds remain. Europe faces a prolonged recession and the financial situations in Italy, Portugal and Spain remain worrisome. Higher oil and gasoline prices along with slowing growth in China and other emerging-market countries weigh heavily on the future of the global economy. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While markets have improved in recent months, considerable headwinds remain.” Rob Kapito President, BlackRock Advisors, LLC Total Returns as of March 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	25.89%	8.54%
US small cap equities (Russell 2000® Index)	29.83	(0.18)
International equities (MSCI Europe, Australasia, Far East Index)	14.56	(5.77)
Emerging market equities (MSCI Emerging Markets Index)	19.12	(8.81)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.01	0.06
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(1.05)	14.92
US investment grade bonds (Barclays US Aggregate Bond Index)	1.43	7.71
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.16	12.56
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	12.17	6.43
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2012

Investment Objective

BlackRock Managed Volatility Portfolio’s (the “Fund”) (formerly known as BlackRock Asset Allocation Portfolio) investment objective is to seek total return.

On February 28, 2012, the Board of Trustees (the “Board”) of BlackRock FundsSM (the “Trust”), approved a proposal to amend the Fund’s investment objective, from “to seek to maximize total return, consistent with income generation and prudent investment management” to “to seek total return,” and policies and to change the name of the Fund from “BlackRock Asset Allocation Portfolio” to “BlackRock Managed Volatility Portfolio.” The Fund will change one of the components making up the customized weighted index from the Barclays US Aggregate Bond Index to the Citigroup World Government Bond Index (the “Citi WGBI Hedged Index”). Fund management believes that the Citi WGBI Hedged Index better reflects the Fund’s increasing global exposure. These changes were effective on May 15, 2012.

Portfolio Management Commentary

How did the Fund perform?

—

Effective October 1, 2011, the Fund changed the equity component of its reference benchmark against which the Fund measures its performance from the S&P 500® Index to the MSCI All Country World Index (“ACWI”). Management believes that the MSCI ACWI better reflects the Fund’s increased exposure to non-US equities.

—

For the six-month period ended March 31, 2012, the Fund outperformed its reference benchmark (60% MSCI ACWI Index/40% Barclays US Aggregate Bond Index). Individually, the Fund underperformed the MSCI ACWI Index and outperformed the Barclays US Aggregate Bond Index. For the same period, the Fund underperformed its former reference benchmark (60% S&P 500® Index/40% Barclays US Aggregate Bond Index). The following discussion of relative performance pertains to the current reference benchmark.

What factors influenced performance?

—

The Fund’s allocation shifts during the period, including increased exposure to equities and reduced exposure to fixed income and cash, had a positive impact on Fund performance as risk assets globally rallied over the period.

—

Within the Fund’s equity allocation, sector biases toward information technology (“IT”) and energy contributed positively as both sectors performed particularly well during the period. Most notable was the Fund’s holding of the Technology Select Sector SPDR Fund, which soared 29% during the period. Also beneficial was the Fund’s overweight exposure to emerging-market stocks as they outperformed other equity classes in early 2012.

—

Within the Fund’s fixed income allocation, the Fund’s allocation to high yield bonds, which are not represented in the benchmark index, boosted returns as the sector benefited from the global risk-asset rally and significantly outperformed the Barclays US Aggregate Bond Index during the period.

—	Detracting from relative performance was the Fund’s cautious positioning at the beginning of the period as markets began to rally.
—

The Fund held a significant position in cash in the first half of the period as a tactical method of reducing risk in the portfolio during what was a highly volatile period across global markets. The Fund’s elevated cash position proved beneficial early in the period; however, the position detracted from relative performance in December 2011 as risk assets rebounded. As market volatility normalized in the first quarter of 2012, the Fund’s cash allocation was reduced significantly as cash was put to work within equities as markets rallied around the globe.

Describe recent portfolio activity.

—	During the six-month period, the Fund increased exposure to equities while reducing its allocations to fixed income and cash.

—

Within equities, the Fund tactically traded exposure to emerging markets throughout the period. Having underperformed developed markets in 2011, emerging-market stock valuations were particularly compelling coming into 2012, at which time the Fund increased exposure. Emerging-market stocks rallied strongly throughout January and early February, significantly outperforming developed market stocks. The Fund took profits on its emerging-market holdings in March as valuations grew less compelling and slower economic growth in China became increasingly concerning. The proceeds from these sales were used to increase exposure to US and Japanese equities as fundamentals appeared relatively more attractive for those economies. In the US equity space, the Fund maintained its preference for IT stocks as companies in the sector have recently shown very strong balance sheets, demand for technology products remains robust and prospects for growth continue to look positive. The Fund also continued to favor the energy sector for its attractive fundamentals.

—	In fixed income, the Fund diversified its exposure by adding an out-of-index allocation to high yield bonds given their attractive yields and fundamentals in the low interest rate environment.

Describe portfolio positioning at period end.

—	The Fund ended the period overweight relative to its reference benchmark in equities and underweight in fixed income, with a small allocation to cash and cash equivalents.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Long-Term
Ten Largest Holdings	Investments

Fannie Mae	13%
Technology Select Sector SPDR Fund	6
U.S. Treasury Bonds	5
U.S. Treasury Notes	5
Ginnie Mae	3
iShares iBoxx $ High Yield Corporate Bonds Fund	2
Energy Select Sector SPDR Fund	2
Apple, Inc	1
Freddie Mac	1
Morgan Stanley Capital I	1

Percent of
Long-Term
Portfolio Composition	Investments

Common Stocks	42%
U.S. Government Sponsored Agency Securities	17
Corporate Bonds	11
Investment Companies	10
U.S. Treasury Obligations	10
Non-Agency Mortgage-Backed Securities	5
Asset-Backed Securities	3
Foreign Government Obligations	1
Foreign Agency Obligations	1

4	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments.
[3]	This customized weighted index is comprised of the returns of the MSCI All Country World Index (60%) and Barclays US Aggregate Bond Index (40%).
[4]	This is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.
[5]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.
[6]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[7]	This customized weighted index is comprised of the returns of the S&P 500® Index (60%) and Barclays US Aggregate Bond Index (40%).

Performance Summary for the Period Ended March 31, 2012

		Average Annual Total Returns[6]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	13.41%	1.51%	N/A	3.67%	N/A	5.52%	N/A
Service	13.28	1.23	N/A	3.40	N/A	5.25	N/A
Investor A	13.27	1.20	(4.09)%	3.32	2.21%	5.16	4.60%
Investor B	12.73	0.35	(4.05)	2.48	2.13	4.53	4.53
Investor C	12.84	0.49	(0.49)	2.58	2.58	4.41	4.41
60% MSCI All Country World Index/40% Barclays US Aggregate Bond Index	12.36	3.04	N/A	2.90	N/A	5.93	N/A
MSCI All Country World Index	19.91	(0.73)	N/A	(0.19)	N/A	5.33	N/A
Barclays US Aggregate Bond Index	1.43	7.71	N/A	6.25	N/A	5.80	N/A
S&P 500® Index	25.89	8.54	N/A	2.01	N/A	4.12	N/A
60% S&P 500® Index/40% Barclays US Aggregate Bond Index	15.67	8.58	N/A	4.15	N/A	5.14	N/A

[8]

Assuming maximum sales charge, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[11]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
			and Fees	and Fees		and Fees		and Fees
	Beginning	Ending			Beginning	Ending		Ending
	Account Value October 1, 2011	Account Value March 31, 2012	Expenses Paid During the Period[9]	Expenses Paid During the Period[10]	Account Value October 1, 2011	Account Value March 31, 2012	Expenses Paid During the Period[9]	Account Value March 31, 2012	Expenses Paid During the Period[10]
Institutional	$1,000.00	$1,134.10	$ 4.80	$ 4.75	$1,000.00	$1,020.50	$ 4.55	$1,020.55	$ 4.50
Service	$1,000.00	$1,132.80	$ 6.29	$ 6.24	$1,000.00	$1,019.10	$ 5.96	$1,019.15	$ 5.91
Investor A	$1,000.00	$1,132.70	$ 6.45	$ 6.40	$1,000.00	$1,018.95	$ 6.11	$1,019.00	$ 6.06
Investor B	$1,000.00	$1,127.30	$11.06	$11.01	$1,000.00	$1,014.60	$10.48	$1,014.65	$10.43
Investor C	$1,000.00	$1,128.40	$10.22	$10.16	$1,000.00	$1,015.40	$ 9.67	$1,015.45	$ 9.62

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.90% for Institutional, 1.18% for Service, 1.21% for Investor A, 2.08% for Investor B and 1.92% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.89% for Institutional, 1.17% for Service, 1.20% for Investor A, 2.07% for Investor B and 1.91% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	5

About Fund Performance

—	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

—

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to January 28, 2005, Service Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Service Shares’ fees.

—	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

—

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

—

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for the Fund for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Fund on that date.

The Fund’s investment advisor, BlackRock Advisors, LLC (the “Manager”), waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2011 and held through March 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance its yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained through leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage and borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	7

Schedule of Investments March 31, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

321 Henderson Receivables I LLC:
Series 2010-1A, Class A, 5.56%, 8/15/35 (a)	USD	586	$637,731
Series 2010-2A, Class A, 4.07%, 1/15/28 (a)		436	444,459
Series 2010-3A, Class A, 3.82%, 1/15/32 (a)		451	450,364
Series 2012-1A, Class A, 4.21%, 8/15/41 (a)		250	252,265
AEP Texas Central Transition Funding LLC, Series 2012-1, Class A3, 2.84%, 12/01/24		560	553,212
AH Mortgage Advance Trust, Series SART-3, Class 1A1, 2.98%, 3/13/13 (a)		305	305,282
AmeriCredit Automobile Receivables Trust:
Series 2011-2, Class C, 3.19%, 10/12/16		30	30,974
Series 2011-5, Class C, 3.44%, 10/08/15		190	193,762
Amortizing Residential Collateral Trust, Series 2002-BC5, Class M2, 2.04%, 7/25/32 (b)		11	3,820
CarMax Auto Owner Trust:
Series 2012-1, Class B, 1.76%, 1/15/16		105	104,557
Series 2012-1, Class C, 2.20%, 1/15/16		60	59,736
Series 2012-1, Class D, 3.09%, 1/15/16		75	74,676
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A3, 3.03%, 10/15/24		545	548,633
Centex Home Equity, Series 2003-B, Class M3, 3.34%, 6/25/33 (b)		101	41,512
Conseco Financial Corp., Series 1996-7, Class A6, 7.65%, 10/15/27 (b)		22	22,699
Countrywide Asset-Backed Certificates:
Series 2003-2, Class M2, 2.72%, 3/26/33 (b)		123	11,711
Series 2003-3, Class M6, 4.63%, 7/25/32 (b)		3	444
Series 2003-BCI, Class M2, 3.24%, 9/25/32 (b)		35	13,516
DT Auto Owner Trust, Series 2011-3A, Class C, 4.03%, 2/15/14 (a)		250	250,088
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class C, 2.07%, 9/15/13 (a)		150	151,092
Series 2010-5, Class D, 2.41%, 9/15/13 (a)		80	80,572
Series 2011-2, Class C, 2.37%, 9/15/13		190	190,302
Series 2011-2, Class D, 2.86%, 9/15/13		135	135,204
Series 2012-1, Class B, 1.14%, 1/15/14 (b)		100	100,023
Series 2012-1, Class C, 1.74%, 1/15/14 (b)		230	230,104
Series 2012-1, Class D, 2.34%, 1/15/14 (b)		215	215,137

Asset-Backed Securities	Par (000)		Value

Series 2012-2, Class B, 2.32%, 1/15/17	USD	120	$119,497
Series 2012-2, Class C, 2.86%, 1/15/17		100	99,372
Series 2012-2, Class D, 3.51%, 1/15/17		100	99,377
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	110	148,479
GSAA Trust, Series 2005-11, Class 2A1, 0.52%, 10/25/35 (b)	USD	646	489,629
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.35%, 7/25/37 (b)		56	54,692
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 3/15/16		135	134,637
Long Beach Mortgage Loan Trust:
Series 2003-4, Class M5A, 6.24%, 8/25/33 (b)		18	8,533
Series 2004-1, Class M5, 1.89%, 2/25/34 (b)		74	46,888
Nelnet Student Loan Trust, Series 2008-3, Class A4, 2.14%, 11/25/17 (b)		300	309,224
Option One Mortgage Loan Trust:
Series 2002-6, Class M1, 1.37%, 11/25/32 (b)		16	10,449
Series 2003-4, Class A2, 0.88%, 7/25/33 (b)		50	38,897
Series 2003-4, Class M5A, 5.87%, 7/25/33 (b)		19	4,195
Series 2003-5, Class M4, 4.59%, 8/25/33 (b)		20	5,229
PFS Financing Corp., Series 2012-AA, Class A, 1.44%, 2/17/14 (a)(b)		230	230,023
Residential Asset Mortgage Products, Inc., Series 2007-RS2, Class A1, 0.36%, 7/25/29 (b)		30	29,457
Residential Asset Securities Corp., Series 2002-KS4, Class AIIB, 0.74%, 7/25/32 (b)		26	14,541
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%, 6/15/13 (a)(b)		246	244,350
Series 2011-S1A, Class C, 2.01%, 6/15/13 (a)		212	210,251
Series 2011-WO, Class C, 3.19%, 8/15/14 (a)		320	319,485
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		460	461,765
Series 2010-2, Class C, 3.89%, 7/17/17		540	551,869
Series 2010-B, Class B, 2.10%, 9/15/14 (a)		385	386,982
Series 2010-B, Class C, 3.02%, 10/17/16 (a)		405	402,495
Series 2011-1, Class D, 4.01%, 2/15/17		500	501,678
Series 2011-S1A, Class B, 1.48%, 7/15/13 (a)		189	188,840

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts	LIBOR	London Interbank Offered Rate
	AUD	Australian Dollar	PHP	Philippine Peso
	CAD	Canadian Dollar	RB	Revenue Bonds
	CHF	Swiss Franc	SGD	Singapore Dollar
	EUR	Euro	SPDR	Standard & Poor’s Depositary
	GBP	British Pound		Receipts
	HKD	Hong Kong Dollar	TBA	To-Be-Announced
See Notes to Financial Statements.	JPY	Japanese Yen	USD	US Dollar

8	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

Series 2011-S1A, Class D, 3.10%, 3/15/13 (a)	USD	204	$203,948
Series 2012-1, Class B, 2.72%, 8/15/14		120	122,025
Series 2012-1, Class C, 3.78%, 6/15/15		160	163,683
Series 2012-2, Class C, 3.20%, 9/15/15		430	430,937
Series 2012-2, Class D, 3.87%, 1/15/16		255	255,864
Scholar Funding Trust, Series 2011-A, Class A, 1.45%, 7/28/34 (a)(b)		267	256,544
SLM Student Loan Trust:
Series 2004-B, Class A2, 0.67%, 6/15/21 (b)		300	287,381
Series 2008-5, Class A3, 1.86%, 1/25/18 (b)		245	250,263
Series 2008-5, Class A4, 2.26%, 7/25/23 (b)		445	460,918
Series 2012-A, Class A1, 1.64%, 4/15/16 (a)(b)		174	174,720
Series 2012-A, Class A2, 3.83%, 3/15/18 (a)		170	169,426

Total Asset-Backed Securities – 2.3%			12,988,418

Collateralized Debt Obligations

Knollwood Ltd., Series 2004-1A, Class C, 3.59%, 1/10/39 (a)(b)		124	–
Morgan Stanley, Series 2007-XLC1, Class A2 0.56%, 7/17/17 (b)		297	279,325

Total Collateralized Debt Obligations – 0.0%			279,325

Common Stocks	Shares

Aerospace & Defense – 1.6%
Alliant Techsystems, Inc.		4,900	245,588
The Boeing Co.		33,600	2,498,832
General Dynamics Corp.		12,400	909,912
L-3 Communications Holdings, Inc.		10,700	757,239
Lockheed Martin Corp.		8,100	727,866
Northrop Grumman Corp.		14,200	867,336
Precision Castparts Corp.		4,800	829,920
Raytheon Co.		5,800	306,124
TransDigm Group, Inc. (c)		7,810	904,086
United Technologies Corp.		10,200	845,988

			8,892,891

Airlines – 0.1%
Copa Holdings SA, Class A		8,200	649,440

Auto Components – 0.2%
Allison Transmission Holdings, Inc. (c)		11,200	267,456
BorgWarner, Inc. (c)		3,800	320,492
Lear Corp.		5,400	251,046

			838,994

Automobiles – 0.4%
Daimler AG		11,892	717,051
Nissan Motor Co. Ltd.		104,300	1,110,164
Tesla Motors, Inc. (c)(d)		14,100	525,084

			2,352,299

Common Stocks	Shares	Value

Beverages – 0.7%
Anheuser-Busch InBev NV	19,530	$1,426,871
The Coca-Cola Co.	23,998	1,776,092
Constellation Brands, Inc., Class A (c)	28,900	681,751
PepsiCo, Inc.	4,100	272,035

		4,156,749

Biotechnology – 0.4%
Biogen Idec, Inc. (c)	7,500	944,775
Celgene Corp. (c)	9,200	713,184
Gilead Sciences, Inc. (c)	6,800	332,180

		1,990,139

Capital Markets – 0.7%
Ares Capital Corp.	30,939	505,853
Eaton Vance Corp.	3,428	97,972
Federated Investors, Inc., Class B (d)	21,324	477,871
The Goldman Sachs Group, Inc.	6,600	820,842
Jefferies Group, Inc.	33,900	638,676
UBS AG	77,507	1,086,145
Waddell & Reed Financial, Inc., Class A	16,609	538,298

		4,165,657

Chemicals – 1.2%
Celanese Corp.	16,500	761,970
CF Industries Holdings, Inc.	4,000	730,600
Cytec Industries, Inc.	11,300	686,927
E.I. du Pont de Nemours & Co.	13,261	701,507
LG Chem Ltd.	2,188	714,496
Linde AG	8,220	1,475,081
Monsanto Co.	14,425	1,150,538
Nitto Denko Corp.	19,800	797,789

		7,018,908

Commercial Banks – 1.0%
BNP Paribas SA	12,808	607,696
China Construction Bank Corp., H Shares	1,067,000	824,410
HSBC Holdings Plc	141,928	1,259,463
ICICI Bank Ltd. - ADR	20,900	728,783
Kasikornbank PCL	116,500	581,556
Standard Chartered Plc	33,326	831,551
Wells Fargo & Co.	30,700	1,048,098

		5,881,557

Commercial Services & Supplies – 0.2%
Corrections Corp. of America	28,500	778,335
Pitney Bowes, Inc.	22,468	394,987

		1,173,322

Communications Equipment – 0.5%
F5 Networks, Inc. (c)	2,100	283,416
QUALCOMM, Inc.	39,500	2,686,790

		2,970,206

Computers & Peripherals – 2.1%
Apple, Inc.	10,827	6,490,462
Dell, Inc. (c)	43,500	722,100
Diebold, Inc.	15,576	599,988
EMC Corp. (c)	9,376	280,155
Fusion-io, Inc. (c)(d)	11,446	325,181
Hewlett-Packard Co.	8,000	190,640

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Computers & Peripherals (concluded)
Lexmark International, Inc., Class A	20,800	$691,392
NetApp, Inc. (c)	18,600	832,722
QLogic Corp. (c)	36,600	650,016
Seagate Technology Plc	24,200	652,190
Western Digital Corp. (c)	18,300	757,437

		12,192,283

Construction & Engineering – 0.2%
Chicago Bridge & Iron Co. NV	15,200	656,488
URS Corp.	15,700	667,564

		1,324,052

Consumer Finance – 0.1%
Discover Financial Services	24,600	820,164

Containers & Packaging – 0.1%
Sonoco Products Co.	9,265	307,598

Distributors – 0.1%
Genuine Parts Co.	11,205	703,114

Diversified Consumer Services – 0.2%
Career Education Corp. (c)(d)	36,800	296,608
Education Management Corp. (c)	14,200	194,398
H&R Block, Inc.	42,287	696,467

		1,187,473

Diversified Financial Services – 0.6%
ING Groep NV (c)	70,223	585,075
JPMorgan Chase & Co.	51,200	2,354,176
The NASDAQ OMX Group, Inc. (c)	25,500	660,450

		3,599,701

Diversified Telecommunication Services – 0.6%
AT&T Inc.	13,400	418,482
CenturyLink, Inc.	12,869	497,387
Frontier Communications Corp.	58,731	244,908
Level 3 Communications, Inc. (c)	6,600	169,818
Verizon Communications, Inc.	41,998	1,605,584
Windstream Corp.	40,560	474,958

		3,411,137

Electric Utilities – 0.2%
FirstEnergy Corp.	2,235	101,894
Hawaiian Electric Industries, Inc.	9,795	248,303
Pepco Holdings, Inc.	17,796	336,166
Progress Energy, Inc.	12,274	651,872

		1,338,235

Electrical Equipment – 0.4%
Emerson Electric Co.	2,278	118,866
Nidec Corp.	10,100	920,068
Roper Industries, Inc.	3,400	337,144
Schneider Electric SA	16,108	1,052,469

		2,428,547

Electronic Equipment, Instruments & Components – 0.6%
Avnet, Inc. (c)	19,600	713,244
Ingram Micro, Inc., Class A (c)	37,400	694,144
Jabil Circuit, Inc.	18,300	459,696
Molex, Inc.	378	10,629
Tech Data Corp. (c)	12,700	689,102
Vishay Intertechnology, Inc. (c)	53,700	652,992

		3,219,807

Common Stocks	Shares	Value

Energy Equipment & Services – 0.5%
Halliburton Co.	8,773	$291,176
National Oilwell Varco, Inc.	9,100	723,177
Noble Corp.	12,000	449,640
Schlumberger Ltd.	17,967	1,256,432

		2,720,425

Food & Staples Retailing – 0.5%
Costco Wholesale Corp.	11,400	1,035,120
The Kroger Co.	28,300	685,709
Safeway, Inc.	16,500	333,465
Whole Foods Market, Inc.	8,400	698,880

		2,753,174

Food Products – 0.2%
Green Mountain Coffee Roasters, Inc. (c)	6,900	323,196
Kraft Foods, Inc., Class A	5,140	195,371
Smithfield Foods, Inc. (c)	19,400	427,382

		945,949

Health Care Equipment & Supplies – 0.2%
Intuitive Surgical, Inc. (c)	610	330,468
Medtronic, Inc.	1,699	66,584
Stryker Corp.	2,902	161,003
Zimmer Holdings, Inc.	12,500	803,500

		1,361,555

Health Care Providers & Services – 1.2%
Aetna, Inc.	18,300	917,928
AmerisourceBergen Corp.	16,500	654,720
Cardinal Health, Inc.	28,400	1,224,324
Coventry Health Care, Inc.	22,200	789,654
Humana, Inc.	8,600	795,328
Medco Health Solutions, Inc. (c)	15,400	1,082,620
UnitedHealth Group, Inc.	22,200	1,308,468
WellPoint, Inc.	2,200	162,360

		6,935,402

Health Care Technology – 0.2%
Cerner Corp. (c)	15,400	1,172,864

Hotels, Restaurants & Leisure – 0.4%
Chipotle Mexican Grill, Inc. (c)	800	334,400
Las Vegas Sands Corp.	18,000	1,036,260
Starbucks Corp.	19,500	1,089,855

		2,460,515

Household Durables – 0.1%
Leggett & Platt, Inc.	25,886	595,637

Household Products – 0.6%
Kimberly-Clark Corp.	7,067	522,181
The Procter & Gamble Co.	10,980	737,966
Reckitt Benckiser Group Plc	33,100	1,870,478

		3,130,625

Independent Power Producers & Energy Traders – 0.2%
The AES Corp. (c)	53,800	703,166
NRG Energy, Inc. (c)	29,200	457,564

		1,160,730

Industrial Conglomerates – 0.8%
Danaher Corp.	32,400	1,814,400
General Electric Co.	90,099	1,808,287

See Notes to Financial Statements.

10	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Industrial Conglomerates (concluded)
Tyco International Ltd.	17,200	$966,296

		4,588,983

Insurance – 1.4%
AFLAC, Inc.	6,703	308,271
Allied World Assurance Co. Holdings AG	10,000	686,700
American Financial Group, Inc.	17,800	686,724
Assurant, Inc.	16,300	660,150
China Life Insurance Co. Ltd., H Shares	297,000	770,654
Chubb Corp.	4,300	297,173
Cincinnati Financial Corp.	17,368	599,370
Fidelity National Financial, Inc., Class A	13,300	239,799
HCC Insurance Holdings, Inc.	2,800	87,276
Principal Financial Group, Inc.	3,886	114,676
Protective Life Corp.	25,100	743,462
Prudential Financial, Inc.	14,700	931,833
Reinsurance Group of America, Inc.	12,800	761,216
Unum Group	28,900	707,472
W.R. Berkley Corp.	12,900	465,948

		8,060,724

Internet & Catalog Retail – 0.6%
Amazon.com, Inc. (c)(d)	10,000	2,025,100
Expedia, Inc.	19,550	653,752
priceline.com, Inc. (c)	900	645,750

		3,324,602

Internet Software & Services – 0.7%
eBay, Inc. (c)	21,400	789,446
Google, Inc., Class A (c)	4,080	2,616,259
IAC/InterActiveCorp.	2,400	117,816
Rackspace Hosting, Inc. (c)	9,500	549,005

		4,072,526

IT Services – 1.0%
Automatic Data Processing, Inc.	12,505	690,151
Broadridge Financial Solutions, Inc.	23,980	573,362
Computer Sciences Corp.	22,700	679,638
DST Systems, Inc.	13,100	710,413
Paychex, Inc.	19,074	591,103
SAIC, Inc.	51,700	682,440
VeriFone Systems, Inc. (c)	14,000	726,180
Visa, Inc., A Shares	6,900	814,200

		5,467,487

Machinery – 1.4%
AGCO Corp. (c)	7,500	354,075
Caterpillar, Inc.	7,757	826,276
CNH Global NV	16,400	651,080
Eaton Corp.	17,200	857,076
Harsco Corp.	6,541	153,452
Illinois Tool Works, Inc.	11,886	678,928
Makita Corp.	16,900	677,878
Oshkosh Corp. (c)	12,400	287,308
PACCAR, Inc.	10,600	496,398
Parker Hannifin Corp.	8,300	701,765
Railpower Technologies Corp. (c)	17,600	–
Stanley Black & Decker, Inc.	10,000	769,600
Terex Corp. (c)(d)	23,144	520,740

Common Stocks	Shares	Value

Machinery (concluded)
Vallourec SA	9,345	$592,016
Zoomlion Heavy Industry Science and Technology Co. Ltd., H Shares	332,520	442,758

		8,009,350

Media – 0.6%
Comcast Corp., Class A	27,600	828,276
DISH Network Corp., Class A (c)	20,400	671,772
Gannett Co., Inc.	37,900	581,007
The Interpublic Group of Cos., Inc.	62,200	709,702
Liberty Global, Inc., Class A (c)	12,494	625,700
The McGraw-Hill Cos., Inc.	3,732	180,890

		3,597,347

Metals & Mining – 0.4%
Freeport-McMoRan Copper & Gold, Inc.	16,264	618,683
Rio Tinto Plc	18,031	993,839
Southern Copper Corp.	11,886	376,900

		1,989,422

Multiline Retail – 0.1%
Dillard’s, Inc., Class A	11,300	712,126

Multi-Utilities – 0.3%
Ameren Corp.	23,200	755,856
CenterPoint Energy, Inc.	12,986	256,084
NiSource, Inc.	30,281	737,342

		1,749,282

Oil, Gas & Consumable Fuels – 3.1%
Alpha Natural Resources, Inc. (c)	18,812	286,131
Anadarko Petroleum Corp.	14,500	1,135,930
Apache Corp.	9,500	954,180
BG Group Plc	63,468	1,469,956
Chevron Corp.	26,447	2,836,176
ConocoPhillips	21,700	1,649,417
Devon Energy Corp.	5,500	391,160
EQT Corp.	1,133	54,622
Exxon Mobil Corp.	22,712	1,969,812
Longview Energy Co. (Acquired 8/13/04, cost $48,000) (c)(e)	3,200	39,101
Marathon Oil Corp.	26,600	843,220
Marathon Petroleum Corp.	18,000	780,480
Matador Resources Co. (Acquired 4/13/06, cost $8,451) (c)(e)	939	10,282
Murphy Oil Corp.	4,300	241,961
OGX Petroleo e Gas Participacoes SA (c)	92,200	763,682
Range Resources Corp.	13,300	773,262
Spectra Energy Corp.	22,675	715,396
Tesoro Corp. (c)	25,400	681,736
Tullow Oil Plc	42,551	1,039,273
Valero Energy Corp.	31,200	804,024

		17,439,801

Paper & Forest Products – 0.3%
Ainsworth Lumber Co. Ltd. (a)(c)	19,432	27,664
Ainsworth Lumber Co. Ltd. (c)	17,115	24,365
Domtar Corp.	7,000	667,660

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Paper & Forest Products (concluded)
International Paper Co.	21,300	$747,630

		1,467,319

Personal Products – 0.1%
Herbalife Ltd.	4,800	330,336

Pharmaceuticals – 2.5%
Abbott Laboratories	12,100	741,609
Bristol-Myers Squibb Co.	13,763	464,501
Eli Lilly & Co.	28,394	1,143,426
Forest Laboratories, Inc. (c)	21,300	738,897
Johnson & Johnson	6,360	419,506
Novartis AG	32,057	1,774,197
Pfizer, Inc.	183,877	4,166,653
Roche Holding AG	6,201	1,079,181
Sanofi-Aventis SA	29,907	2,322,630
Teva Pharmaceutical Industries Ltd. - ADR	12,100	545,226
Valeant Pharmaceuticals International, Inc. (c)	10,100	542,269

		13,938,095

Professional Services – 0.1%
Manpower, Inc.	9,400	445,278

Real Estate Investment Trusts (REITs) – 0.5%
American Capital Agency Corp.	19,878	587,196
American Tower Corp.	10,300	649,106
Annaly Capital Management, Inc. (d)	28,887	456,992
CommonWealth REIT	4,660	86,769
Piedmont Office Realty Trust, Inc., Class A	26,340	467,535
Senior Housing Properties Trust	21,748	479,543
Simon Property Group, Inc.	1	144

		2,727,285

Semiconductors & Semiconductor Equipment – 1.4%
Avago Technologies Ltd.	9,100	354,627
Broadcom Corp., Class A (c)	18,334	720,526
Infineon Technologies AG	106,327	1,087,108
Intel Corp.	18,476	519,360
Lam Research Corp. (c)	21,922	978,160
Marvell Technology Group Ltd. (c)	51,800	814,814
Maxim Integrated Products, Inc.	7,082	202,474
Microchip Technology, Inc.	15,749	585,863
NXP Semiconductor NV (c)	24,800	659,928
Tokyo Electron Ltd.	17,800	1,018,280
Veeco Instruments, Inc. (c)	23,247	664,864
Xilinx, Inc.	14,200	517,306

		8,123,310

Software – 1.5%
Activision Blizzard, Inc.	108,999	1,397,367
Check Point Software Technologies Ltd. (c)	13,900	887,376
Microsoft Corp.	85,325	2,751,731
Red Hat, Inc. (c)	12,400	742,636
Salesforce.com, Inc. (c)	7,880	1,217,539
Symantec Corp. (c)	34,300	641,410
VMware, Inc., Class A (c)	6,100	685,457

		8,323,516

Specialty Retail – 0.8%
American Eagle Outfitters, Inc.	14,751	253,570
Best Buy Co., Inc.	29,200	691,456
Foot Locker, Inc.	17,500	543,375
GameStop Corp., Class A (d)	28,800	628,992

Common Stocks	Shares		Value

Specialty Retail (concluded)
Hennes & Mauritz AB, B Shares		28,750	$1,040,350
The Home Depot, Inc.		23,500	1,182,285

			4,340,028

Textiles, Apparel & Luxury Goods – 0.4%
Coach, Inc.		8,900	687,792
Michael Kors Holdings Ltd. (c)		9,500	442,605
The Swatch Group AG		2,177	1,002,042
Under Armour, Inc., Class A (c)		2,800	263,200
VF Corp.		395	57,662

			2,453,301

Thrifts & Mortgage Finance – 0.3%
Capitol Federal Financial, Inc.		68,465	811,995
New York Community Bancorp, Inc.		14,244	198,134
Washington Federal, Inc.		33,200	558,424

			1,568,553

Tobacco – 0.8%
Altria Group, Inc.		25,809	796,724
Imperial Tobacco Group Plc		52,072	2,111,364
Lorillard, Inc.		6,178	799,927
Philip Morris International, Inc.		8,900	788,629
Reynolds American, Inc.		1,381	57,229

			4,553,873

Trading Companies & Distributors – 0.1%
Noble Group Ltd.		459,000	503,894

Wireless Telecommunication Services – 0.8%
MetroPCS Communications, Inc. (c)		47,200	425,744
NTT DoCoMo, Inc.		714	1,185,256
Rogers Communications, Inc., Class B		34,921	1,386,407
Vodafone Group Plc		568,644	1,566,227

			4,563,634

Total Common Stocks – 36.3%			206,209,221

Corporate Bonds	Par (000)

Auto Components – 0.0%
BorgWarner, Inc., 4.63%, 9/15/20	USD	145	154,999

Building Products – 0.0%
Lafarge SA, 7.13%, 7/15/36		65	59,957

Capital Markets – 0.6%
Credit Suisse AG, 5.40%, 1/14/20		105	108,093
Credit Suisse AG/Guernsey:
1.63%, 3/06/15 (a)		590	588,598
2.60%, 5/27/16 (a)		280	285,461
The Goldman Sachs Group, Inc., 5.75%, 1/24/22		1,320	1,357,937
Morgan Stanley, 5.50%, 7/28/21		480	469,096
UBS AG, 2.25%, 3/30/17 (a)		390	389,049

			3,198,234

Chemicals – 0.2%
CF Industries, Inc., 7.13%, 5/01/20		395	470,544
The Dow Chemical Co., 4.13%, 11/15/21		170	174,887

See Notes to Financial Statements.

12	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Chemicals (concluded)
Lyondell Chemical Co., 11.00%, 5/01/18	USD	305	$336,617

			982,048

Commercial Banks – 0.8%
ABN AMRO Bank NV, 6.38%, 4/27/21	EUR	100	134,294
CIT Group, Inc., 7.00%, 5/02/17 (a)	USD	30	30,075
Commerzbank AG, 6.38%, 3/22/19	EUR	100	113,525
DnB NOR Boligkreditt AS, 2.90%, 3/29/16 (a)	USD	1,265	1,306,925
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (a)		680	685,100
HSBC Bank Plc, 3.10%, 5/24/16 (a)		335	341,235
HSBC Holdings Plc, 6.10%, 1/14/42		150	174,529
Sparebank 1 Boligkreditt AS:
1.25%, 10/25/13 (a)		845	849,706
2.30%, 6/30/17		435	433,521
Wells Fargo & Co., 3.50%, 3/08/22		540	531,613

			4,600,523

Consumer Finance – 0.1%
Capital One Financial Corp., 4.75%, 7/15/21		365	384,061
SLM Corp., 6.25%, 1/25/16		362	376,480

			760,541

Diversified Financial Services – 0.9%
Bank of America Corp.:
6.50%, 8/01/16		145	159,425
3.88%, 3/22/17		275	276,517
7.63%, 6/01/19		175	201,795
5.70%, 1/24/22		120	127,030
BP Capital Markets Plc, 3.13%, 10/01/15		160	169,115
Citigroup, Inc.:
5.00%, 9/15/14		140	144,988
4.59%, 12/15/15		1,160	1,221,596
Ford Motor Credit Co. LLC:
7.80%, 6/01/12		225	226,969
6.63%, 8/15/17		100	110,813
General Electric Capital Corp., 6.15%, 8/07/37		360	407,665
JPMorgan Chase Bank, N.A.:
6.00%, 7/05/17		825	934,890
6.00%, 10/01/17		445	509,174
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (a)		200	214,171
Woodside Finance Ltd., 4.60%, 5/10/21 (a)		100	104,009

			4,808,157

Diversified Telecommunication Services – 0.3%
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		176	185,020
Level 3 Financing, Inc., 8.13%, 7/01/19 (a)		207	213,727
Sprint Capital Corp., 6.88%, 11/15/28		144	110,160
Telecom Italia Capital SA, 4.95%, 9/30/14		475	489,250
Verizon Communications, Inc.:
3.50%, 11/01/21		240	245,535
6.40%, 2/15/38		332	402,157
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		280	304,150

			1,949,999

Electric Utilities – 0.5%
Alabama Power Co., 3.95%, 6/01/21		220	234,478
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		66	87,137
5.95%, 12/15/36		151	162,391

Corporate Bonds	Par (000)	Value

Electric Utilities (concluded)
Duke Energy Carolinas LLC, 4.25%, 12/15/41	USD 185	$184,586
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20	290	316,100
Florida Power & Light Co., 5.95%, 2/01/38	225	282,832
Georgia Power Co., 3.00%, 4/15/16	390	412,451
Jersey Central Power & Light Co., 7.35%, 2/01/19	120	150,158
MidAmerican Energy Holdings Co., 6.50%, 9/15/37	250	312,352
PacifiCorp, 6.25%, 10/15/37	200	254,848
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)	140	147,782

		2,545,115

Energy Equipment & Services – 0.3%
Ensco Plc:
3.25%, 3/15/16	90	93,893
4.70%, 3/15/21	195	210,382
Transocean, Inc.:
5.05%, 12/15/16	420	449,789
6.50%, 11/15/20	150	167,719
6.38%, 12/15/21	840	945,141

		1,866,924

Food Products – 0.1%
Kraft Foods, Inc.:
6.50%, 8/11/17	160	193,012
6.50%, 2/09/40	280	344,549

		537,561

Gas Utilities – 0.0%
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)	185	221,143

Health Care Equipment & Supplies – 0.1%
Boston Scientific Corp., 6.25%, 11/15/15	614	678,025

Health Care Providers & Services – 0.3%
HCA, Inc.:
6.50%, 2/15/20	392	411,600
7.25%, 9/15/20 (a)	455	495,381
Tenet Healthcare Corp.:
6.25%, 11/01/18 (a)	235	242,637
8.88%, 7/01/19	305	341,600
UnitedHealth Group, Inc., 3.38%, 11/15/21	80	82,117

		1,573,335

Hotels, Restaurants & Leisure – 0.2%
MGM Resorts International:
10.38%, 5/15/14	200	226,750
11.13%, 11/15/17	260	294,125
Wyndham Worldwide Corp., 4.25%, 3/01/22	330	323,507

		844,382

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	13

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Household Products – 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.88%, 8/15/19 (a)	USD	345	$370,875
6.88%, 2/15/21 (a)		270	279,450

			650,325

Independent Power Producers & Energy Traders – 0.0%
Constellation Energy Group, Inc., 7.60%, 4/01/32		75	97,511

Insurance – 1.2%
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR	300	378,546
American International Group, Inc.:
3.80%, 3/22/17	USD	423	428,311
5.45%, 5/18/17		180	193,507
AXA SA, 5.25%, 4/16/40 (b)	EUR	200	228,225
Berkshire Hathaway Finance Corp., 4.75%, 5/15/12	USD	355	356,768
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)		251	239,569
Hartford Financial Services Group, Inc., 6.00%, 1/15/19		170	185,701
Hartford Life Global Funding Trusts, 0.65%, 6/16/14 (b)		950	902,123
ING Verzekeringen NV, 2.69%, 6/21/21 (b)	EUR	40	49,618
Lincoln National Corp., 7.00%, 6/15/40	USD	160	187,906
Manulife Financial Corp., 3.40%, 9/17/15		420	432,342
Metropolitan Life Global Funding I:
2.88%, 9/17/12 (a)		225	227,085
2.50%, 1/11/13 (a)		1,370	1,384,266
5.13%, 6/10/14 (a)		300	325,784
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)	EUR	200	264,222
Prudential Financial, Inc.:
4.75%, 9/17/15	USD	620	673,016
5.38%, 6/21/20		200	224,012
4.50%, 11/15/20		270	286,454

			6,967,455

Life Sciences Tools & Services – 0.1%
Life Technologies Corp., 6.00%, 3/01/20		230	263,126

Machinery – 0.0%
Joy Global, Inc., 5.13%, 10/15/21		100	108,280

Media – 1.1%
CBS Corp.:
4.63%, 5/15/18		80	87,108
8.88%, 5/15/19		185	243,059
5.75%, 4/15/20		120	137,961
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16		700	798,000
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		104	113,490
Series B, 9.25%, 12/15/17		527	577,724
Comcast Corp.:
5.88%, 2/15/18		392	463,919
6.95%, 8/15/37		145	183,581
COX Communications, Inc., 8.38%, 3/01/39 (a)		375	527,983
CSC Holdings LLC, 8.50%, 4/15/14		133	147,963
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
6.38%, 3/01/41		237	267,469

Corporate Bonds	Par (000)		Value

Media (concluded)
5.15%, 3/15/42 (a)	USD	108	$105,212
NBCUniversal Media LLC:
5.15%, 4/30/20		530	599,857
4.38%, 4/01/21		90	96,403
The New York Times Co., 6.63%, 12/15/16		1,000	1,042,500
News America, Inc., 6.20%, 12/15/34		100	110,902
Time Warner Cable, Inc.:
5.88%, 11/15/40		250	269,369
5.50%, 9/01/41		240	251,407
Time Warner, Inc.:
4.70%, 1/15/21		110	120,178
6.10%, 7/15/40		80	89,533
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.13%, 12/01/17 (a)		200	216,000

			6,449,618

Metals & Mining – 0.1%
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 3/01/17		90	89,160
Newcrest Finance Pty Ltd., 4.45%, 11/15/21 (a)		190	191,948
Novelis, Inc., 8.75%, 12/15/20		295	323,025

			604,133

Multiline Retail – 0.2%
Dollar General Corp., 11.88%, 7/15/17 (b)		400	434,004
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16		395	453,283
7.45%, 7/15/17		286	347,208

			1,234,495

Multi-Utilities – 0.1%
Dominion Resources, Inc., 1.95%, 8/15/16		305	309,196

Oil, Gas & Consumable Fuels – 1.2%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		634	730,937
6.38%, 9/15/17		443	526,380
Consol Energy, Inc.:
8.00%, 4/01/17		153	159,503
8.25%, 4/01/20		37	38,665
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		280	312,900
Enterprise Products Operating LLC:
6.30%, 9/15/17		250	294,719
6.13%, 10/15/39		225	253,384
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		225	262,782
6.55%, 9/15/40		55	61,600
6.38%, 3/01/41		80	87,808
Kinder Morgan Finance Co. ULC, 5.70%, 1/05/16		250	263,750
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (a)		345	334,650
Marathon Petroleum Corp., 6.50%, 3/01/41		401	433,176
MEG Energy Corp., 6.50%, 3/15/21 (a)		475	497,563
Nexen, Inc.:
6.40%, 5/15/37		200	219,896
7.50%, 7/30/39		335	411,330
Noble Holding International Ltd., 5.25%, 3/15/42		175	173,849
Peabody Energy Corp., 6.25%, 11/15/21 (a)		375	367,500

See Notes to Financial Statements.

14	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
Plains Exploration & Production Co., 10.00%, 3/01/16	USD	50	$55,250
Pride International, Inc., 6.88%, 8/15/20		115	140,238
Range Resources Corp.:
7.25%, 5/01/18		405	427,275
5.75%, 6/01/21		55	57,750
Rockies Express Pipeline LLC, 3.90%, 4/15/15 (a)		425	391,000
Western Gas Partners LP, 5.38%, 6/01/21		350	375,200

			6,877,105

Paper & Forest Products – 0.1%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (a)(f)		169	135,215
International Paper Co.:
7.50%, 8/15/21		25	31,513
4.75%, 2/15/22		200	210,763
6.00%, 11/15/41		225	244,231

			621,722

Pharmaceuticals – 0.1%
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		100	101,228
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15		270	284,187
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		240	242,947

			628,362

Real Estate Investment Trusts (REITs) – 0.2%
ERP Operating LP, 4.63%, 12/15/21		245	257,970
Hospitality Properties Trust, 5.63%, 3/15/17		186	198,392
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		135	136,210
Vornado Realty LP, 5.00%, 1/15/22		580	592,615

			1,185,187

Real Estate Management & Development – 0.1%
Realogy Corp., 7.88%, 2/15/19 (a)(g)		210	210,000
WEA Finance LLC, 4.63%, 5/10/21 (a)		150	151,739

			361,739

Road & Rail – 0.1%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		500	570,865

Software – 0.1%
First Data Corp.:
7.38%, 6/15/19 (a)		100	101,875
8.25%, 1/15/21 (a)		10	9,775
Oracle Corp., 5.38%, 7/15/40		200	231,254

			342,904

Specialty Retail – 0.0%
QVC, Inc., 7.50%, 10/01/19 (a)		205	224,987

Thrifts & Mortgage Finance – 0.1%
Radian Group, Inc., 5.38%, 6/15/15		750	570,000

Wireless Telecommunication Services – 0.4%
America Movil SAB de CV, 2.38%, 9/08/16		400	404,930
Cricket Communications, Inc., 7.75%, 5/15/16		227	239,485
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		760	844,685
MetroPCS Wireless, Inc., 7.88%, 9/01/18		11	11,577

Corporate Bonds	Par (000)		Value

Wireless Telecommunication Services (concluded)
SBA Tower Trust, 5.10%, 4/15/17 (a)	USD	180	$194,263
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		440	482,900

			2,177,840

Total Corporate Bonds – 9.7%			55,025,793

Foreign Agency Obligations

Eksportfinans ASA, 5.50%, 5/25/16		255	249,618
Hydro Quebec:
9.40%, 2/01/21		195	285,826
8.40%, 1/15/22		405	571,510
8.05%, 7/07/24		940	1,352,958
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13		350	354,130
Petrobras International Finance Co., 3.88%, 1/27/16		745	784,189

Total Foreign Agency Obligations – 0.6%			3,598,231

Foreign Government Obligations

Italy – 0.2%
Buoni Poliennali Del Tesoro, 5.00%, 3/01/22	EUR	800	1,056,723

Mexico – 0.1%
United Mexican States:
8.30%, 8/15/31	USD	194	289,060
6.75%, 9/27/34		150	192,750
6.05%, 1/11/40		125	150,625

			632,435

Peru – 0.0%
Republic of Peru, 6.55%, 3/14/37		215	273,910

Poland – 0.1%
Republic of Poland:
5.13%, 4/21/21		200	213,600
5.00%, 3/23/22		250	263,505

			477,105

Russia – 0.2%
Russian Federation:
4.50%, 4/04/22 (a)		200	199,400
7.50%, 3/31/30 (h)		757	905,202

			1,104,602

South Africa – 0.1%
Republic of South Africa, 5.50%, 3/09/20		500	557,500

Turkey – 0.1%
Republic of Turkey:
6.75%, 4/03/18		260	291,525
6.25%, 9/26/22		250	268,750

			560,275

Total Foreign Government Obligations – 0.8%			4,662,550

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	15

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Investment Companies	Shares		Value

Energy Select Sector SPDR Fund		156,000	$11,189,880
iShares iBoxx $ High Yield Corporate Bonds Fund (i)		125,000	11,355,000
Technology Select Sector SPDR Fund		946,000	28,521,900

Total Investment Companies – 9.0%			51,066,780

Non-Agency Mortgage-Backed Securities	Par (000)

Collateralized Mortgage Obligations – 1.4%
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A17, 6.00%, 6/25/35	USD	838	780,828
Series 2005-59, Class 1A1, 0.61%, 11/20/35 (b)		1,114	637,712
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2003-58, Class B1, 2.79%, 2/19/34 (b)		110	46,963
Series 2006-J2, Class 1A1, 6.00%, 4/25/36		414	317,995
Series 2006-J4, Class A9, 6.25%, 9/25/36		483	361,815
Series 2006-OA5, Class 3A1, 0.44%, 4/25/46 (b)		299	190,329
Series 2007-J3, Class A10, 6.00%, 7/25/37 (b)		777	647,170
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 1A1, 2.83%, 3/27/37 (a)(b)		296	279,047
Series 2011-2R, Class 2A1, 2.69%, 7/27/36 (a)(b)		767	735,709
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 5.54%, 8/25/35 (b)		94	80,972
FREMF Mortgage Trust, Series 2012-K706, Class C, 4.02%, 11/25/18 (a)(b)		80	71,764
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 2A1, 5.32%, 4/19/36 (b)		766	625,733
Homebanc Mortgage Trust, Series 2006-2, Class A1, 0.42%, 12/25/36 (b)		341	223,790
Impac Commercial Mortgage-Backed Trust, Series 2004-7, Class M4, 2.04%, 11/25/34 (b)		44	14,438
IndyMac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 5.65%, 9/25/37 (b)		341	272,934
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 6/25/21		50	48,857
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		51	47,305
Residential Accredit Loans, Inc., Series 2006-QO2, Class A1, 0.46%, 2/25/46 (b)		215	83,403
Residential Funding Mortgage Securities I:
Series 2005-S8, Class A1, 5.50%, 11/25/35		460	447,383
Series 2007-S4, Class A2, 6.00%, 4/25/37		610	497,602
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 5.20%, 4/25/47 (b)		815	543,685

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations (concluded)
Structured Asset Securities Corp.:
Series 2001-21A, Class B2, 2.33%, 1/25/32 (b)	USD	5	$498
Series 2003-2A, Class B2II, 2.68%, 2/25/33 (b)		37	20,636
WaMu Mortgage Pass-Through Certificates:
Series 2003-AR3, Class B2, 2.48%, 4/25/33 (b)		39	5,785
Series 2003-AR8, Class B1, 2.49%, 8/25/33 (b)		149	77,515
Series 2004-AR1, Class B1, 2.57%, 3/25/34 (b)		681	244,290
Series 2004-AR3, Class B1, 2.55%, 6/25/34 (b)		165	94,799
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 3A1, 2.71%, 7/25/36 (b)		612	600,911

			7,999,868

Commercial Mortgage-Backed Securities – 2.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2006-5, Class AM, 5.45%, 9/10/16		65	62,957
Series 2007-3, Class A4, 5.63%, 5/10/17 (b)		420	466,406
Bear Stearns Commercial Mortgage Securities:
Series 2003-T12, Class A4, 4.68%, 8/13/39 (b)		1,025	1,064,516
Series 2005-PW10, Class AM, 5.45%, 12/15/15 (b)		70	72,775
Series 2007-PW17, Class A3, 5.74%, 6/11/50		495	516,201
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2002-CKN2, Class A3, 6.13%, 4/15/37		90	89,722
Series 2003-C3, Class A5, 3.94%, 5/15/38		996	1,015,866
CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.22%, 8/15/48		330	362,124
Deutsche Bank ReREMIC Trust, Series 2011-C32, Class A3A, 5.74%, 6/17/49 (a)(b)		175	194,745
Extended Stay America Trust:
Series 2010-ESHA, Class B, 4.22%, 11/05/15 (a)		300	303,320
Series 2010-ESHA, Class C, 4.86%, 11/05/15 (a)		105	106,316
Series 2010-ESHA, Class D, 5.50%, 11/05/15 (a)		230	232,467
GE Business Loan Trust:
Series 2003-1, Class A, 0.67%, 4/15/31 (a)(b)		80	73,505
Series 2003-2A, Class B, 1.24%, 11/15/31 (a)(b)		378	313,195
Series 2004-1, Class B, 0.94%, 5/15/32 (a)(b)		97	75,969
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM, 5.29%, 11/10/45 (b)		110	112,290

See Notes to Financial Statements.

16	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Commercial Mortgage-Backed Securities (concluded)
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AJ, 5.88%, 7/10/38 (b)	USD	170	$144,788
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.79%, 5/10/17 (b)		405	449,427
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-LN2, Class A2, 5.12%, 8/15/14		400	426,230
Series 2006-CB14, Class AM, 5.45%, 12/12/44 (b)		180	185,351
Series 2007-CB18, Class A3, 5.45%, 7/12/16		441	463,350
Series 2007-CB18, Class A4, 5.44%, 1/12/17		670	744,897
Series 2008-C2, Class ASB, 6.13%, 4/12/17 (b)		915	987,141
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class AM, 5.89%, 6/15/38 (b)		80	84,879
Series 2006-C7, Class AM, 5.38%, 10/15/16		80	80,224
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		295	333,637
Series 2007-C7, Class A3, 5.87%, 9/15/45 (b)		200	226,577
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		290	305,305
Series 2003-IQ4, Class A2, 4.07%, 5/15/13		925	945,743
Series 2004-HQ4, Class A7, 4.97%, 4/14/40		500	531,544
Series 2005-HQ6, Class A4A, 4.99%, 8/13/42		2,000	2,196,048
Series 2007-HQ12, Class A2FX, 5.60%, 6/12/12 (b)		349	368,142
Series 2012-C4, Class XA, 2.90%, 3/15/22 (a)(b)		2,265	351,166
Morgan Stanley ReREMIC Trust:
Series 2009-IO, Class B, 5.04%, 11/17/14 (a)(j)		320	280,800
Series 2011-IO, Class A, 2.50%, 1/23/14 (a)		431	433,616
Series 2012-XA, Class A, 2.00%, 7/27/49		384	383,971
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.90%, 4/16/17 (a)(b)		820	914,683

			15,899,893

Interest Only Collateralized Mortgage Obligations – 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 11.00%, 2/17/17		7	867
Series 1987-2, 11.00%, 3/06/17		7	1,017

			1,884

Interest Only Commercial Mortgage-Backed Securities – 0.0%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.35%, 5/25/36 (a)(b)		1,472	24,665

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Principal Only Collateralized Mortgage Obligations – 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 0.71%, 2/17/17 (j)	USD 8	$7,989
Series 1987-2, 0.93%, 3/06/17 (j)	7	6,443

		14,432

Total Non-Agency Mortgage-Backed Securities – 4.2%		23,940,742

Preferred Securities

Capital Trusts

Capital Markets – 0.0%
State Street Capital Trust IV, 1.47%, 6/15/37 (b)	30	22,050

Commercial Banks – 0.0%
Barclays Bank Plc, 5.93% (a)(b)(k)	100	92,500
Fifth Third Capital Trust IV, 6.50%, 4/15/37 (b)	245	243,775

		336,275

Consumer Finance – 0.1%
Capital One Capital V, 10.25%, 8/15/39	100	102,750
Capital One Capital VI, 8.88%, 5/15/40	330	332,218

		434,968

Diversified Financial Services – 0.0%
JPMorgan Chase Capital XXV, 6.80%, 10/01/37	100	100,560

Insurance – 0.2%
American International Group, Inc., 8.18%, 5/15/58 (b)	95	100,557
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)	305	333,975
Swiss Re Capital I LP, 6.85% (a)(b)(k)	265	250,152
XL Group Plc, 6.50% (b)(k)	280	235,900

		920,584

Total Capital Trusts – 0.3%		1,814,437

Preferred Stocks	Shares

Thrifts & Mortgage Finance – 0.0%
Fannie Mae, 7.75%	10,000	13,500
Freddie Mac, 8.38%	10,000	13,890

Total Preferred Stocks – 0.0%		27,390

Trust Preferreds

Diversified Financial Services – 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)	7,286	198,179

Total Preferred Securities – 0.4%		2,040,006

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	17

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)		Value

New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43	USD	215	$241,079
5.50%, 6/15/43		260	295,175

Total Taxable Municipal Bonds – 0.1%			536,254

U.S. Government Sponsored Agency Securities

Agency Obligations – 0.7%
Fannie Mae, 3.45%, 10/09/19 (j)		575	444,660
Federal Home Loan Bank, 5.63%, 6/13/16 (l)		890	1,012,710
Freddie Mac, 5.25%, 4/18/16		760	888,828
Resolution Funding Corp. Interest Strip:
1.80%, 7/15/18 (j)		150	134,002
1.87%, 10/15/18 (j)		150	132,835
Tennessee Valley Authority, 5.25%, 9/15/39		895	1,073,109
U.S. Small Business Administration, Series 1997-20F, Class 1, 7.20%, 6/01/17		131	145,133

			3,831,277

Collateralized Mortgage Obligations – 0.2%
Fannie Mae, Series 2004-88, Class HA, 6.50%, 7/25/34		7	7,682
Freddie Mac:
Series 2864, Class NA, 5.50%, 1/15/31		29	29,532
Series K013, Class A2, 3.97%, 1/25/21 (b)		450	490,099
Series K017, Class A2, 2.60%, 12/25/21		970	972,879

			1,500,192

Federal Deposit Insurance Corporation Guaranteed – 0.1%
General Electric Capital Corp., 2.13%, 12/21/12		385	390,268

Interest Only Collateralized Mortgage Obligations – 0.3%
Fannie Mae, Series 2003-T1, Class IO, 0.48%, 11/25/12 (b)		5,965	18,409
Ginnie Mae:
Series 2010-20, Class SE, 6.01%, 2/20/40 (b)		440	76,976
Series 2010-24, Class BS, 6.19%, 12/20/38 (b)		502	76,944
Series 2010-26, Class QS, 6.01%, 2/20/40 (b)		3,623	704,102
Series 2010-98, Class YS, 6.36%, 12/20/39 (b)		1,660	289,440
Series 2010-146, Class LS, 6.46%, 4/20/39 (b)		495	77,236
Series 2010-147, Class SA, 5.93%, 5/20/40 (b)		1,529	271,642
Series 2011-80, Class KS, 6.43%, 6/20/41 (b)		901	155,981

			1,670,730

Interest Only Commercial Mortgage-Backed Securities – 0.0%
Freddie Mac, Series K706, Class X1, 1.60%, 10/25/18 (b)		1,285	112,724

U.S. Government Sponsored Agency Securities	Par (000)		Value

Mortgage-Backed Securities – 13.9%
Fannie Mae Mortgage-Backed Securities:
7.00%, 8/01/14-1/01/16	USD	27	$27,951
4.00%, 2/01/25-4/01/42 (m)		9,370	9,912,016
3.50%, 11/01/26-4/01/42 (m)		9,507	9,799,988
4.50%, 4/01/27-6/01/41 (m)		16,194	17,282,082
6.00%, 12/01/28-4/01/42 (m)		11,503	12,694,333
5.00%, 9/01/33-4/01/42 (m)		4,123	4,460,942
5.50%, 9/01/34-4/01/42 (m)		4,736	5,194,786
2.33%, 12/01/34 (b)		380	401,096
6.50%, 7/01/37-10/01/39		1,811	2,031,507
3.31%, 12/01/40 (b)		422	443,915
3.09%, 3/01/41 (b)		161	167,954
3.15%, 3/01/41 (b)		302	314,634
Freddie Mac Mortgage-Backed Securities:
6.00%, 4/01/13-6/01/16		17	18,494
9.50%, 12/01/22		74	84,285
8.00%, 2/01/23-8/01/27		10	11,333
5.50%, 8/01/33-4/01/42 (m)		113	122,222
2.36%, 12/01/35 (b)		218	231,492
4.95%, 4/01/38 (b)		407	432,794
3.05%, 2/01/41 (b)		332	346,718
4.50%, 4/01/42 (m)		200	211,906
5.00%, 4/01/42 (m)		2,300	2,472,859
Ginnie Mae Mortgage-Backed Securities:
5.50%, 4/15/33-4/15/42 (m)		1,619	1,811,086
5.00%, 10/20/33-4/15/42 (m)		3,642	4,025,169
1.75%, 5/20/34 (b)		76	78,795
4.00%, 4/15/42 (m)		1,600	1,717,000
4.50%, 4/15/42 (m)		2,900	3,154,656
6.00%, 4/15/42 (m)		1,300	1,468,187

			78,918,200

Total U.S. Government Sponsored Agency Securities – 15.2%			86,423,391

U.S. Treasury Obligations

U.S. Treasury Bonds:
8.13%, 5/15/21-8/15/21		2,140	3,241,354
6.25%, 8/15/23		1,700	2,354,500
3.50%, 2/15/39		1,380	1,433,690
4.25%, 5/15/39 (g)		2,020	2,379,813
4.38%, 5/15/40-5/15/41		870	1,045,667
4.75%, 2/15/41		1,400	1,784,343
3.13%, 11/15/41-2/15/42		12,899	12,371,916
U.S. Treasury Inflation Indexed Bonds:
2.13%, 2/15/41		823	1,085,078
0.75%, 2/15/42		767	731,475

See Notes to Financial Statements.

18	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value

U.S. Treasury Notes:
0.25%, 1/31/14-2/15/15 (g)	USD 4,610	$4,580,625
0.50%, 8/15/14	525	525,943
0.38%, 3/15/15	1,675	1,668,588
2.50%, 4/30/15	610	646,028
0.88%, 2/28/17 (g)	2,227	2,211,342
1.00%, 3/31/17	3,415	3,407,798
2.25%, 7/31/18	1,370	1,437,857
2.63%, 8/15/20	595	627,307
2.00%, 2/15/22 (g)	8,467	8,304,273

Total U.S. Treasury Obligations – 8.8%		49,837,597

Total Long-Term Investments (Cost – $446,178,781) – 87.4%		496,608,308

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (i)(n)	114,236,739	114,236,739

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.24% (i)(n)(o)	USD 2,591	2,590,791

Total Short-Term Securities (Cost – $116,827,530) – 20.6%		116,827,530

Options Purchased	Contracts

Exchange-Traded Put Options – 0.0%
Euro Dollar (2 Year) Mid-Curve, Strike Price USD 99, Expires 5/11/12	111	29,831

	Notional Amount (000)

Over-the-Counter Put Options – 0.0%
AUD Currency, Strike Price USD 1, Expires 6/27/12, Broker Citibank, N.A.	AUD 4,485	70,830

Over-the-Counter Interest Rate Call Swaptions – 0.0%
Receive a fixed rate of 1.900% and pay a floating rate based on 3-month LIBOR, Expires 6/01/12, Broker Morgan Stanley Capital Services, Inc.	USD 1,600	2,018
Receive a fixed rate of 2.650% and pay a floating rate based on 3-month LIBOR, Expires 5/01/12, Broker Bank of America, N.A.	1,700	2,310

		4,328

Over-the-Counter Interest Rate Put Swaptions – 0.0%
Pay a fixed rate of 2.130% and receive a floating rate based on 3-month LIBOR, Expires 3/21/13, Broker Deutsche Bank AG	3,100	28,154
Pay a fixed rate of 2.700% and receive a floating rate based on 3-month LIBOR, Expires 7/23/12, Broker Deutsche Bank AG	1,700	15,946
Pay a fixed rate of 2.750% and receive a floating rate based on 3-month LIBOR, Expires 5/11/12, Broker JPMorgan Chase Bank, N.A.	1,800	3,429

Options Purchased	Notional Amount (000)		Value

Over-the-Counter Interest Rate Put Swaptions (concluded)
Pay a fixed rate of 2.950% and receive a floating rate based on 3-month LIBOR, Expires 6/14/12, Broker Deutsche Bank AG	USD	600	$28,621
Pay a fixed rate of 4.500% and receive a floating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG		1,100	47,327

			123,477

Total Options Purchased (Cost – $308,724) – 0.0%			228,466

Total Investments Before TBA Sale Commitments and Options Written (Cost – $563,315,035) – 108.0%			613,664,304

TBA Sale Commitments (m)	Par (000)

Fannie Mae Mortgage-Backed Securities:
4.00%, 4/01/27-4/01/42		8,990	(9,436,337)
3.50%, 4/01/42		4,800	(4,929,000)
4.50%, 4/01/42		8,300	(8,825,672)
5.00%, 4/01/42		700	(754,908)
5.50%, 4/01/42		4,700	(5,116,011)
6.00%, 4/01/42		600	(660,938)

Total TBA Sale Commitments (Proceeds – $29,661,663) – (5.2)%			(29,722,866)

Options Written	Notional Amount (000)

Over-the-Counter Interest Rate Call Swaptions – (0.0)%
Pay a fixed rate of 1.965% and receive a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Citibank, N.A.		1,200	(19,403)
Pay a fixed rate of 2.090% and receive a floating rate based on 3-month LIBOR, Expires 1/03/14, Broker Deutsche Bank AG		2,000	(39,254)
Pay a fixed rate of 3.645% and receive a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase Bank, N.A.		500	(33,805)

			(92,462)

Over-the-Counter Interest Rate Put Swaptions – (0.1)%
Receive a fixed rate of 1.618% and pay a floating rate based on 3-month LIBOR, Expires 6/28/12, Broker Bank of America, N.A.		1,500	(5,198)
Receive a fixed rate of 1.703% and pay a floating rate based on 3-month LIBOR, Expires 8/10/12, Broker Bank of America, N.A.		1,900	(8,710)
Receive a fixed rate of 1.715% and pay a floating rate based on 3-month LIBOR, Expires 6/22/12, Broker Morgan Stanley Capital Services, Inc.		3,200	(7,480)
Receive a fixed rate of 1.850% and pay a floating rate based on 3-month LIBOR, Expires 8/15/12, Broker Deutsche Bank AG		9,400	(31,742)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	19

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value

Over-the-Counter Interest Rate Put Swaptions (concluded)
Receive a fixed rate of 1.965% and pay a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Citibank, N.A.	USD 1,200	$(32,672)
Receive a fixed rate of 2.090% and pay a floating rate based on 3-month LIBOR, Expires 1/03/14, Broker Deutsche Bank AG	2,000	(46,588)
Receive a fixed rate of 2.900% and pay a floating rate based on 3-month LIBOR, Expires 1/09/13, Broker Citibank, N.A.	2,900	(54,138)
Receive a fixed rate of 3.645% and pay a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase Bank, N.A.	500	(34,114)
Receive a fixed rate of 6.000% and pay a floating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG	2,200	(43,558)

		(264,200)

Total Options Written (Premiums Received – $404,303) – (0.1)%		(356,662)

Total Investments Net of TBA Sale Commitments and Options Written – 102.7%		583,584,776
Liabilities in Excess of Other Assets – (2.7)%		(15,343,437)

Net Assets – 100.0%		$568,241,339

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Non-income producing security.
(d)	Security, or a portion of security, is on loan.
(e)	Restricted security as to resale. As of report date, the Fund held less than 0.1% of its net assets, with a current value of $49,383 and an original cost of $56,451, in these securities.
(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(g)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(i)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Bene- ficial Interest Held at Sep- tember 30, 2011	Net Activity	Shares/ Bene- ficial Interest Held at March 31, 2012	Value at March 31, 2012	Income

BlackRock Liquidity Funds, Temp- Fund, Institu- tional Class	91,218,601	23,018,138	114,236,739	$114,236,739	$46,878

Affiliate	Shares/ Bene- ficial Interest Held at Sep- tember 30, 2011	Net Activity	Shares/ Bene- ficial Interest Held at March 31, 2012	Value at March 31, 2012	Income

BlackRock Liquidity Series, LLC Money Market Series	2,411,435	179,356	2,590,791	$2,590,791	$26,972

iShares iBoxx $ High Yield Corporate Bonds Fund	–	125,000	125,000	$11,355,000	–

(j)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(k)	Security is perpetual in nature and has no stated maturity date.
(l)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(m)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of March 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America, N.A.	$(174,016)	$(2,945)
Barclays Bank Plc	$1,971,531	$4,234
BNP Paribas SA	$7,495,122	$(20,850)
Citibank, N.A.	$4,720,672	$3,063
Credit Suisse International	$(2,470,500)	$(4,236)
Deutsche Bank AG	$(8,459,000)	$(12,914)
Goldman Sachs Bank USA	$(3,517,650)	$(26,002)
JPMorgan Chase Bank, N.A.	$2,179,723	$(3,668)
Morgan Stanley Capital Services, Inc.	$2,034,766	$(7,582)
Nomura Securities International, Inc.	$1,334,938	$4,469
Royal Bank of Scotland Plc	$(856,408)	$(1,767)
UBS AG	$718,813	$2,324

(n)	Represents the current yield as of report date.
(o)	Security was purchased with the cash collateral from loaned securities.

—	Reverse repurchase agreements outstanding as of March 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Bank of America, N.A.	0.11%	2/07/12	Open	$2,389,012	$2,388,625
Deutsche Bank AG	(1.25)%	3/12/12	Open	173,136	173,250
BNP Paribas SA	(0.51)%	3/30/12	4/02/12	2,215,771	2,215,865

See Notes to Financial Statements.

20	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Schedule of Investments (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Morgan Stanley Capital Services, Inc.	(0.05)%	3/30/12	4/02/12	$1,974,992	$1,975,000
Bank of America, N.A.	0.03%	3/30/12	4/02/12	3,925,347	3,925,338

Total				$10,678,258	$10,678,078

—	Foreign currency exchange contracts as of March 31, 2012 were as follows:

Currency Purchased	Currency Sold		Counter- party	Settle- ment Date	Unrea- lized Appre- ciation (Depre- ciation)

USD 229,368	JPY	19,050,848	State Street Bank	4/02/12	$ (798)

CAD 53,858	USD	54,041	Citibank, N.A.	4/03/12	(45)

CHF 113,546	USD	125,757	Goldman Sachs Bank USA	4/03/12	28

EUR 229,063	USD	305,616	Goldman Sachs Bank USA	4/03/12	(113)

GBP 256,309	USD	409,813	Goldman Sachs Bank USA	4/03/12	151

HKD 629,388	USD	81,068	Citibank, N.A.	4/03/12	(19)

JPY 15,227,843	USD	185,797	Citibank, N.A.	4/04/12	(1,819)

SGD 24,886	USD	19,823	Citibank, N.A.	4/04/12	(26)

USD 470,269	AUD	442,500	Citibank, N.A.	4/10/12	12,474

USD 939,976	AUD	885,000	UBS AG	4/10/12	24,386

AUD 1,265,000	USD	1,310,761	Citibank, N.A.	4/12/12	(2,333)

USD 1,310,863	AUD	1,265,000	Citibank, N.A.	4/12/12	2,434

USD 466,294	AUD	440,000	UBS AG	4/12/12	11,189

PHP 25,925,392	USD	610,000	Royal Bank of Scotland Plc	4/17/12	(6,972)

SGD 757,254	USD	610,000	HSBC Bank USA, N.A.	4/17/12	(7,586)

USD 610,000	PHP	26,053,100	Morgan Stanley Capital Services, Inc.	4/17/12	4,001

USD 610,000	SGD	769,814	Standard Chartered Bank	4/17/12	(2,406)

EUR 547,000	USD	720,620	Citibank, N.A.	4/18/12	8,976

EUR 907,000	USD	1,219,849	Deutsche Bank AG	4/18/12	(10,080)

USD 2,136,124	EUR	1,663,000	Citibank, N.A.	4/18/12	(82,009)

USD 991,638	EUR	758,000	Citibank, N.A.	4/18/12	(19,392)

USD 1,463,595	EUR	1,113,000	Deutsche Bank AG	4/18/12	(20,940)

AUD 1,608,000	USD	1,643,416	Citibank, N.A.	4/19/12	18,472

USD 866,796	AUD	817,000	Citibank, N.A.	4/19/12	22,416

USD 505,000	JPY	41,649,875	Citibank, N.A.	6/18/12	1,429

USD 475,000	JPY	39,706,057	Deutsche Bank AG	6/18/12	(5,069)

Total					$(53,651)

—	Financial futures contracts purchased as of March 31, 2012 were as follows:

Con- tracts	Issue	Ex- change	Expi- ration	Notional Value	Unrea- lized Appre- ciation (Depre- ciation)

237	DAX Index Futures	Eurex	June 2012	$55,007,302	$(1,091,100)
705	Nikkei 225 Futures	Chicago Mercantile	June 2012	$43,290,594	2,296,883
65	U.S. Treasury Notes (2 Year)	Chicago Board Options	June 2012	$14,309,141	(5,819)
141	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2012	$17,278,008	50,126
50	U.S. Treasury Bonds (30 Year)	Chicago Board Options	June 2012	$6,887,500	(46,175)
1	Euro Dollar Futures	Chicago Mercantile	June 2013	$248,488	190
3	Euro Dollar Futures	Chicago Mercantile	September 2013	$744,900	658
2	Euro Dollar Futures	Chicago Mercantile	December 2013	$496,100	430

Total					$1,205,193

—	Financial futures contracts sold as of March 31, 2012 were as follows:

Con- tracts	Issue	Ex- change	Expi- ration	Notional Value	Unrea- lized Appre- ciation (Depre- ciation)

224	E-Mini S&P 500® Futures	Chicago Mercantile	June 2012	$15,715,840	$(140,201)
1	Euro-Bobl	Eurex	June 2012	$ 165,526	81
7	Euro-Bund	Eurex	June 2012	$ 1,292,935	103
85	U.S. Treasury Notes (10 Year)	Chicago Board Options	June 2012	$11,006,172	(17,465)
112	Ultra Treasury Bonds	Chicago Board Options	June 2012	$16,908,500	753,160
5	Euro Dollar Futures	Chicago Mercantile	June 2012	$ 1,244,125	163
2	Euro Dollar Futures	Chicago Mercantile	March 2013	$ 497,250	(70)
7	Euro Dollar Futures	Chicago Mercantile	March 2014	$ 1,734,600	2,156
6	Euro Dollar Futures	Chicago Mercantile	June 2014	$ 1,484,850	2,573
4	Euro Dollar Futures	Chicago Mercantile	September 2014	$ 988,450	1,985
1	Euro Dollar Futures	Chicago Mercantile	December 2014	$ 246,663	105

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	21

Schedule of Investments (continued)

Con- tracts	Issue	Exchange	Expiration	Notional Value	Unrea- lized Appre- ciation (Depre- ciation)

43	Euro Dollar Futures	Chicago Mercantile	March 2015	$10,587,675	$ 12,822
44	Euro Dollar Futures	Chicago Mercantile	June 2015	$10,813,000	15,209
44	Euro Dollar Futures	Chicago Mercantile	September 2015	$10,792,650	16,721
44	Euro Dollar Futures	Chicago Mercantile	December 2015	$10,772,850	17,852

Total					$665,194

—	Interest rate swaps outstanding as of March 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counter- party	Expiration Date	Notional Amount (000)		Unrea- lized Appre- ciation (Depre- ciation)

0.92%[1]	3-month LIBOR	Deutsche Bank AG	2/28/13	USD	4,600	$ (18,954)

1.32%[1]	3-month LIBOR	Citibank, N.A.	12/17/13	USD	1,600	(26,775)

1.41%[1]	3-month LIBOR	Deutsche Bank AG	12/20/13	USD	2,400	(44,349)

1.26%[1]	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	1,900	(29,185)

0.60%[1]	3-month LIBOR	Deutsche Bank AG	3/15/14	USD	2,600	(1,031)

1.25%[1]	3-month LIBOR	Deutsche Bank AG	10/05/16	USD	1,600	(14,965)

1.39%[1]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	6,500	(41,078)

1.39%[1]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	2,800	(17,695)

2.38%[1]	3-month LIBOR	Morgan Stanley Capital Services, Inc.	11/17/17	USD	300	(17,688)

1.74%[2]	3-month LIBOR	Deutsche Bank AG	3/30/18	USD	500	(361)

2.57%[2]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	400	19,613

3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	440	(46,152)

2.08%[2]	3-month LIBOR	Deutsche Bank AG	1/03/22	USD	100	(1,205)

2.36%[2]	3-month LIBOR	Deutsche Bank AG	3/20/22	USD	300	2,180

2.46%[1]	3-month LIBOR	Goldman Sachs Bank USA	3/22/22	USD	1,700	(27,506)

2.36%[1]	3-month LIBOR	Citibank, N.A.	3/26/22	USD	900	(6,330)

2.29%[2]	3-month LIBOR	Morgan Stanley Capital Services, Inc.	4/03/22	USD	500	21

Fixed Rate	Floating Rate	Counter- party	Expiration Date	Notional Amount (000)		Unrea- lized Appre- ciation (Depre- ciation)

2.70%[1]	3-month LIBOR	Deutsche Bank AG	1/11/42	USD	500	$33,034

2.85%[1]	3-month LIBOR	Bank of America, N.A.	2/09/42	USD	200	7,447

Total						$(230,979)

[1]	Fund pays a fixed interest rate and receives a floating rate.
[2]	Fund pays a floating interest rate and receives a fixed rate.

—	Credit default swaps on single-name issues - buy protection outstanding as of March 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counter- party	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Radian Group, Inc.	5.00%	Citibank, N.A.	6/20/15	USD 750	$154,272

The New York Times Co.	1.00%	Barclays Bank Plc	12/20/16	USD 1,000	(16,061)

Sara Lee Corp.	1.00%	JPMorgan Chase Bank, N.A.	3/20/17	USD 202	(363)

Total					$137,848

—	Credit default swaps on single-name issues - sold protection outstanding as of March 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counter- party	Expi- ration Date	Issuer Credit Rating[1]	Notio- nal Amount (000)[2]	Unrea- lized Appre- ciation

Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	Not Rated	USD 560	$3,696

MetLife, Inc.	1.00%	Credit Suisse International	9/20/16	A-	USD 70	2,985

MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD 180	6,410

MetLife, Inc.	1.00%	Goldman Sachs Bank USA	9/20/16	A-	USD 125	4,199

MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	USD 135	3,560

MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	USD 220	7,514

MetLife, Inc.	1.00%	Citibank, N.A.	12/20/16	A-	USD 130	4,030

MetLife, Inc.	1.00%	Citibank, N.A.	12/20/16	A-	USD 170	4,282

See Notes to Financial Statements.

22	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Schedule of Investments (continued)

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation

MetLife, Inc.	1.00%	Bank of America, N.A.	3/20/17	A-	USD	300	$ 3,758

MetLife, Inc.	1.00%	Citibank, N.A.	3/20/17	A-	USD	160	2,004

MetLife, Inc.	1.00%	UBS AG	3/20/17	A-	USD	115	1,440

Total							$43,878

[1]	Using Standard & Poor’s (“S&P’s”) rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Credit default swaps on traded indexes - buy protection outstanding as of March 31, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

CDX.EM Series 14 Version 1	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	USD 540	$ 13,679

CDX.NA.IG Series 16 Version 1	1.00%	Credit Suisse International	6/20/16	USD 190	(3,301)

CDX.NA.IG Series 16 Version 1	1.00%	JPMorgan Chase Bank, N.A.	6/20/16	USD 11	(164)

CDX.NA.IG Series 17 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	12/20/16	USD 1,910	(33,399)

Total					$ (23,185)

—	Credit default swaps on traded indexes - sold protection outstanding as of March 31, 2012 were as follows:

Index	Receive Fixed Rate	Counter- party	Expi- ration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrea- lized Appre- ciation

CMBX.NA Series 3	0.08%	Morgan Stanley Capital Services, Inc.	12/13/49	A+	USD	260	$ 12,324

CMBX.NA Series 4	0.35%	Morgan Stanley Capital Services, Inc.	2/17/51	A-	USD	260	12,607

Total							$ 24,931

[1]	Using S&P’s rating of the underlying securities.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Total return swaps outstanding as of March 31, 2012 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Change in Return of the MSCI Emerging Markets Index	Receives	1-month LIBOR plus 0.63%	Credit Suisse International	9/21/12	USD	66	$(157,894)

Change in Return of the Consumer Price Index for All Urban Consumers	Pays	2.18%[1]	Bank of America, N.A.	10/06/21	USD	915	(30,013)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Goldman Sachs Bank USA	1/12/40	USD	511	73

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Citibank, N.A.	1/12/41	USD	698	(14,882)

Total							$(202,716)

[1]	Net payment made at termination.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	23

Schedule of Investments (concluded)

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$12,778,167	$210,251	$12,988,418
Collateralized Debt Obligations	–	–	279,325	279,325
Common Stocks	$171,955,484	34,214,636	39,101	206,209,221
Corporate Bonds	–	55,025,793	–	55,025,793
Foreign Agency Obligations	–	3,598,231	–	3,598,231
Foreign Government Obligations	–	4,662,550	–	4,662,550
Investment Companies	51,066,780	–	–	51,066,780
Non-Agency Mortgage-Backed Securities	–	23,940,742	–	23,940,742
Preferred Securities	225,569	1,814,437	–	2,040,006
Taxable Municipal Bonds	–	536,254	–	536,254

Valuation Inputs	Level 1	Level 2	Level 3	Total

U.S. Govern- ment Sponsored Agency Securities	–	$86,423,391	–	$86,423,391
U.S. Treasury Obligations	–	49,837,597	–	49,837,597
Short-Term Securities	$114,236,739	2,590,791	–	116,827,530
Liabilities:
Investments in Securities:
TBA Sale Commit-ments	–	(29,722,866)	–	(29,722,866)

Total	$337,484,572	$245,699,723	$ 528,677	$583,712,972

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$236,760	–	$236,760
Equity contracts	$2,296,883	–	–	2,296,883
Foreign currency exchange contracts	179	176,607	–	176,786
Interest rate contracts	904,165	190,173	–	1,094,338
Liabilities:
Credit contracts	–	(53,288)	–	(53,288)
Equity contracts	(1,231,301)	–	–	(1,231,301)
Foreign currency exchange contracts	(2,820)	(156,787)	–	(159,607)
Interest rate contracts	(69,529)	(664,818)	–	(734,347)
Other contracts	–	(187,907)	–	(187,907)

Total	$1,897,577	$(459,260)	–	$1,438,317

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

24	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Statement of Assets and Liabilities

March 31, 2012 (Unaudited)

Assets

Investments at value – unaffiliated (including securities loaned at value of $2,485,338) (cost – $435,109,030)	$485,481,774
Investments at value – affiliated (cost – $128,206,005)	128,182,530
Cash	1,279,621
Cash pledged as collateral for financial futures contracts	7,091,000
Cash pledged as collateral for swaps contracts	300,000
Foreign currency at value (cost – $613,309)	615,959
Swap premiums paid	161,773
Investments sold receivable	107,725,346
TBA sale commitments receivable	29,661,663
Interest receivable	1,529,247
Variation margin receivable	967,671
Capital shares sold receivable	524,538
Dividends and reclaims receivable – unaffiliated	477,086
Unrealized appreciation on swaps	299,128
Unrealized appreciation on foreign currency exchange contracts	105,956
Principal paydown receivable	27,510
Dividends receivable – affiliated	14,288
Securities lending income receivable – affiliated	7,525
Receivable from advisor	143
Prepaid expenses	51,008
Total assets	764,503,766

Liabilities

Investments purchased payable	150,191,630
TBA sale commitments at value (proceeds $29,661,663)	29,722,866
Reverse repurchase agreements	10,678,078
Collateral on securities loaned at value	2,590,791
Options written at value (premiums received $404,303)	356,662
Capital shares redeemed payable	650,428
Unrealized depreciation on swaps	549,351
Investment advisory fees payable	257,747
Swap premiums received	243,625
Service and distribution fees payable	191,728
Unrealized depreciation on foreign currency exchange contracts	159,607
Other affiliates payable	67,353
Variation margin payable	30,557
Officer’s and Trustees’ fees payable	4,373
Interest expense payable	390
Other accrued expenses payable	567,241
Total liabilities	196,262,427
Net Assets	$568,241,339

Net Assets Consist of

Paid-in capital	$502,021,433
Undistributed net investment income	797,081
Accumulated net realized gain	13,761,214
Net unrealized appreciation/depreciation	51,661,611
Net Assets	$568,241,339

Net Asset Value

Institutional – Based on net assets of $40,955,484 and 2,646,809 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.47
Service – Based on net assets of $1,783,174 and 115,588 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.43
Investor A – Based on net assets of $407,304,106 and 26,420,636 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.42
Investor B – Based on net assets of $26,672,544 and 1,750,864 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.23
Investor C – Based on net assets of $91,526,031 and 6,037,686 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.16

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	25

Statement of Operations

Six Months Ended March 31, 2012 (Unaudited)

Investment Income

Interest	$4,095,896
Dividends and reclaims – unaffiliated	3,020,155
Foreign taxes withheld	(30,048)
Dividends – affiliated	46,878
Securities lending – affiliated	26,972
Total income	7,159,853

Expenses

Investment advisory	1,512,667
Service and distribution – class specific	1,074,141
Transfer agent – class specific	475,488
Administration	203,770
Custodian	148,482
Administration – class specific	68,797
Professional	67,623
Printing	38,310
Registration	32,409
Officer and Trustees	8,506
Miscellaneous	82,465
Total expenses excluding interest expense	3,712,658
Interest expense	40,622
Total expenses	3,753,280
Less fees waived by advisor	(26,073)
Less administration fees waived – class specific	(5,359)
Less transfer agent fees waived – class specific	(379)
Less transfer agent fees reimbursed – class specific	(3,304)
Less fees paid indirectly	(274)
Total expenses after fees waived, reimbursed and paid indirectly	3,717,891
Net investment income	3,441,962

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	7,326,308
Options written	579,518
Financial futures contracts	3,668,979
Swaps	5,149,547
Foreign currency transactions	739,319
17,463,671
Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	45,720,929
Investments – affiliated	(23,475)
Options written	682,755
Financial futures contracts	2,176,411
Swaps	(1,566,676)
Foreign currency transactions	44,994
47,034,938
Total realized and unrealized gain	64,498,609
Net Increase in Net Assets Resulting from Operations	$67,940,571

See Notes to Financial Statements.

26	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011

Operations

Net investment income	$3,441,962	$8,645,327
Net realized gain	17,463,671	52,723,163
Net change in unrealized appreciation/depreciation	47,034,938	(60,944,465)
Net increase in net assets resulting from operations	67,940,571	424,025

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(274,673)	(885,056)
Service	(8,925)	(31,935)
Investor A	(1,892,937)	(7,180,490)
Investor B	(51,675)	(422,113)
Investor C	(172,578)	(969,379)
Net realized gain:
Institutional	(878,568)	–
Service	(35,472)	–
Investor A	(8,053,733)	–
Investor B	(650,345)	–
Investor C	(1,802,237)	–
Decrease in net assets resulting from dividends and distributions to shareholders	(13,821,143)	(9,488,973)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(11,968,019)	(24,771,731)

Net Assets

Total increase (decrease) in net assets	42,151,409	(33,836,679)
Beginning of period	526,089,930	559,926,609
End of period	$568,241,339	$526,089,930
Undistributed (distributions in excess of) net investment income	$797,081	$(244,093)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	27

Financial Highlights

	Institutional						Service
	Six Months Ended	Year Ended September 30,					Six Months Ended	Year Ended September 30,
	March 31, 2012 (Unaudited)	2011	2010	2009	2008	2007	March 31, 2012 (Unaudited)	2011	2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$ 14.03	$14.31	$13.28	$ 12.96	$17.07	$ 15.53	$ 13.99	$14.27	$13.24	$ 12.93	$17.03	$15.51
Net investment income[1]	0.13	0.29	0.29	0.27	0.33	0.33	0.11	0.25	0.25	0.24	0.30	0.29
Net realized and unrealized gain (loss)	1.72	(0.26)	1.02	0.45	(2.76)	2.08 [2]	1.71	(0.26)	1.03	0.44	(2.76)	2.08 [2]
Net increase (decrease) from investment operations	1.85	0.03	1.31	0.72	(2.43)	2.41	1.82	(0.01)	1.28	0.68	(2.46)	2.37
Dividends and distributions from:
Net investment income	(0.10)	(0.31)	(0.28)	(0.21)	(0.38)	(0.24)	(0.07)	(0.27)	(0.25)	(0.18)	(0.34)	(0.22)
Net realized gain	(0.31)	–	–	(0.19)	(1.30)	(0.63)	(0.31)	–	–	(0.19)	(1.30)	(0.63)
Total dividends and distributions	(0.41)	(0.31)	(0.28)	(0.40)	(1.68)	(0.87)	(0.38)	(0.27)	(0.25)	(0.37)	(1.64)	(0.85)
Net asset value, end of period	$ 15.47	$14.03	$14.31	$ 13.28	$12.96	$ 17.07	$ 15.43	$13.99	$14.27	$ 13.24	$12.93	$17.03

Total Investment Return[3]

Based on net asset value	13.41%[4]	0.06%	9.99%	6.15% [5]	(15.81)%	16.04% [6]	13.28%[4]	(0.21)%	9.74%	5.83% [7]	(16.00)%	15.74% [6]

Ratios to Average Net Assets

Total expenses	0.95%[8]	0.94%	0.95%	0.95%	0.94%	0.93%	1.27%[8]	1.24%	1.27%	1.18%	1.11%	1.31%
Total expenses excluding recoupment of past waived fees	0.95%[8]	0.94%	0.95%	0.95%	0.94%	0.93%	1.27%[8]	1.24%	1.27%	1.15%	1.11%	1.31%
Total expenses after fees waived, reimbursed and paid indirectly	0.90%[8]	0.90%	0.91%	0.88%	0.89%	0.86%	1.18%[8]	1.18%	1.19%	1.14%	1.11%	1.10%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.89%[8]	0.89%	0.89%	0.88%	0.85%	0.86%	1.17%[8]	1.17%	1.17%	1.14%	1.07%	1.10%
Net investment income	1.72%[8]	1.91%	2.09%	2.43%	2.20%	2.03%	1.42%[8]	1.63%	1.80%	2.17%	1.96%	1.80%

Supplemental Data

Net assets, end of period (000)	$ 40,955	$40,259	$39,083	$29,127	$23,083	$ 34,720	$ 1,783	$1,676	$1,652	$ 1,472	$1,552	$2,325
Portfolio turnover	192%[9]	401% [10]	400% [11]	354% [12]	391% [13]	93%	192%[9]	401% [10]	400% [11]	354% [12]	391% [13]	93%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.92%.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.60%.
[8]	Annualized.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 114%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.
[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.
[12]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.
[13]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 121%.

See Notes to Financial Statements.

28	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Financial Highlights (continued)

	Investor A						Investor B
	Six Months Ended	Year Ended September 30,					Six Months Ended	Year Ended September 30,
	March 31, 2012 (Unaudited)	2011	2010	2009	2008	2007	March 31, 2012 (Unaudited)	2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$ 13.98	$14.26	$13.23	$12.92	$17.01	$ 15.50	$ 13.83	$14.10	$13.08	$12.75	$16.83	$15.35
Net investment income[1]	0.10	0.25	0.24	0.23	0.28	0.27	0.05	0.13	0.12	0.14	0.16	0.14
Net realized and unrealized gain (loss)	1.72	(0.26)	1.03	0.43	(2.75)	2.07 [2]	1.68	(0.26)	1.03	0.43	(2.75)	2.07 [2]
Net increase (decrease) from investment operations	1.82	(0.01)	1.27	0.66	(2.47)	2.34	1.73	(0.13)	1.15	0.57	(2.59)	2.21
Dividends and distributions from:
Net investment income	(0.07)	(0.27)	(0.24)	(0.16)	(0.32)	(0.20)	(0.02)	(0.14)	(0.13)	(0.05)	(0.19)	(0.10)
Net realized gain	(0.31)	–	–	(0.19)	(1.30)	(0.63)	(0.31)	–	–	(0.19)	(1.30)	(0.63)
Total dividends and distributions	(0.38)	(0.27)	(0.24)	(0.35)	(1.62)	(0.83)	(0.33)	(0.14)	(0.13)	(0.24)	(1.49)	(0.73)
Net asset value, end of period	$ 15.42	$13.98	$14.26	$13.23	$12.92	$ 17.01	$ 15.23	$13.83	$14.10	$13.08	$12.75	$16.83

Total Investment Return[3]
Based on net asset value	13.27%[4]	(0.23)%	9.70%	5.66% [5]	(16.05)%	15.58% [6]	12.73%[4]	(1.01)%	8.78%	4.93% [7]	(16.89)%	14.81% [6]

Ratios to Average Net Assets
Total expenses	1.22%[8]	1.20%	1.23%	1.27%	1.24%	1.21%	2.09%[8]	2.00%	2.04%	2.07%	2.02%	2.01%
Total expenses excluding recoupment of past waived fees	1.22%[8]	1.20%	1.22%	1.27%	1.24%	1.21%	2.09%[8]	2.00%	2.02%	2.06%	2.02%	2.01%
Total expenses after fees waived, reimbursed and paid indirectly	1.21%[8]	1.20%	1.22%	1.26%	1.24%	1.21%	2.08%[8]	2.00%	2.04%	2.04%	2.02%	2.01%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.20%[8]	1.19%	1.20%	1.26%	1.20%	1.21%	2.07%[8]	1.98%	2.02%	2.04%	1.97%	2.01%
Net investment income	1.39%[8]	1.61%	1.75%	2.04%	1.84%	1.68%	0.53%[8]	0.84%	0.91%	1.27%	1.06%	0.89%

Supplemental Data
Net assets, end of period (000)	$407,304	$370,916	$385,511	$361,751	$390,051	$506,537	$ 26,673	$31,595	$49,315	$69,934	$97,710	$152,820
Portfolio turnover	192%[9]	401% [10]	400% [11]	354% [12]	391% [13]	93%	192%[9]	401% [10]	400% [11]	354% [12]	391% [13]	93%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.42%.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 4.69%.
[8]	Annualized.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 114%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.
[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.
[12]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.
[13]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 121%.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	29

Financial Highlights (concluded)

	Investor C
	Six Months Ended		Year Ended September 30,
	March 31, 2012 (Unaudited)		2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$13.76		$14.04	$13.04	$12.73	$16.78	$15.34
Net investment income[1]	0.05		0.13	0.14	0.15	0.17	0.15
Net realized and unrealized gain (loss)	1.69		(0.25)	1.02	0.43	(2.71)	2.04[2]
Net increase (decrease) from investment operations	1.74		(0.12)	1.16	0.58	(2.54)	2.19
Dividends and distributions from:
Net investment income	(0.03)		(0.16)	(0.16)	(0.08)	(0.21)	(0.12)
Net realized gain	(0.31)		–	–	(0.19)	(1.30)	(0.63)
Total dividends and distributions	(0.34)		(0.16)	(0.16)	(0.27)	(1.51)	(0.75)
Net asset value, end of period	$15.16		$13.76	$14.04	$13.04	$12.73	$16.78

Total Investment Return[3]

Based on net asset value	12.84%	[4]	(0.94)%	8.86%	4.99% [5]	(16.66)%	14.68%[6]

Ratios to Average Net Assets

Total expenses	1.93%	[7]	1.93%	1.94%	1.98%	1.94%	1.95%
Total expenses excluding recoupment of past waived fees	1.93%	[7]	1.93%	1.94%	1.97%	1.94%	1.95%
Total expenses after fees waived, reimbursed and paid indirectly	1.92%	[7]	1.93%	1.94%	1.98%	1.94%	1.94%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.91%	[7]	1.92%	1.92%	1.98%	1.90%	1.94%
Net investment income	0.67%	[7]	0.89%	1.05%	1.32%	1.14%	0.96%

Supplemental Data

Net assets, end of period (000)	$91,526		$81,644	$84,367	$72,063	$69,584	$84,596
Portfolio turnover	192%	[8]	401% [9]	400% [10]	354% [11]	391% [12]	93%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 4.75%.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 114%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.
[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.
[12]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 121%.

See Notes to Financial Statements.

30	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Notes to Financial Statements (Unaudited)

1.  Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Managed Volatility Portfolio (formerly known as BlackRock Asset Allocation Portfolio) (the “Fund”). The Fund is classified as diversified. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	31

Notes to Financial Statements (continued)

market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is

32	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Notes to Financial Statements (continued)

returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investments in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche.

This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	33

Notes to Financial Statements (continued)

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Fund on an accrual basis. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded at face value as a liability in the Statement of Assets and Liabilities. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

34	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Notes to Financial Statements (continued)

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended March 31, 2012, any securities on loan were collaterized by cash.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended September 30, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed, as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	35

Notes to Financial Statements (continued)

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through

36	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Notes to Financial Statements (continued)

an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Funds typically enter into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps – The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—

Total return swaps – The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

—

Interest rate swaps – The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	37

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2012

Asset Derivatives

	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps[1]; Investments at value – unaffiliated[2]; Swap premiums paid	$1,106,484
Foreign currency exchange contracts	Investments at value – unaffiliated[2]; Unrealized appreciation on foreign currency exchange contracts	176,786
Credit contracts	Unrealized appreciation on swaps[1]; Swap premiums paid	386,387
Equity contracts	Net unrealized appreciation/depreciation[1]	2,296,883

Total		$3,966,540

	Liability Derivatives

	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps[1]; Options written at value	$734,347
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	159,607
Credit contracts	Unrealized depreciation on swaps[1]; Swap premiums received	296,913
Equity contracts	Net unrealized appreciation/depreciation[1]	1,231,301
Other contracts	Unrealized depreciation on swaps[1]	187,907

Total		$2,610,075

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended March 31, 2012

Net Realized Gain (Loss) From

Interest rate contracts:
Financial futures contracts	$6,392,227
Swaps	417,389
Options[3]	(170,855)
Foreign currency exchange contracts:
Financial futures contracts	131,573
Foreign currency exchange contracts	473,156
Options[3]	(106,854)
Credit contracts:
Swaps	383,628
Options[3]	(22,569)
Equity contracts:
Financial futures contracts	(2,854,821)
Other contracts:
Swaps	4,348,530

Total	$8,991,404

Net Change in Unrealized Appreciation/Depreciation on

Interest rate contracts:
Financial futures contracts	$2,208,001
Swaps	(677,076)
Options[3]	446,211
Foreign currency exchange contracts:
Financial futures contracts	120,988
Foreign currency exchange contracts	50,036
Options[3]	(185,771)
Credit contracts:
Swaps	(696,491)
Equity contracts:
Financial futures contracts	(152,578)
Other contracts:
Swaps	(193,109)

Total	$920,211

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended March 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	1,049
Average number of contracts sold	938
Average notional value of contracts purchased	$124,699,906
Average notional value of contracts sold	$110,788,604
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	25
Average number of contracts - US dollars sold	24
Average US dollar amounts purchased	$14,112,829
Average US dollar amounts sold	$11,147,228
Options:
Average number of option contracts purchased	9
Average number of option contracts written	4
Average notional value of option contracts purchased	$59,630,281
Average notional value of option contracts written	$12,538,446
Average number of swaption contracts purchased	9
Average number of swaption contracts written	10
Average notional value of swaption contracts purchased	$19,752,035
Average notional value of swaption contracts written	$22,217,000
Credit default swaps:
Average number of contracts - buy protection	9
Average number of contracts - sell protection	14
Average notional value - buy protection	$6,632,500
Average notional value - sell protection	$3,092,000
Interest rate swaps:
Average number of contracts - pays fixed rate	14
Average number of contracts - receives fixed rate	11
Average notional value - pays fixed rate	$23,473,269
Average notional value - receives fixed rate	$22,469,517
Total return swaps:
Average number of contracts	6
Average notional value	$9,465,000

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

38	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Notes to Financial Statements (continued)

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee

First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitations as a percentage of average daily net assets is as follows:

		Share Classes

Institutional	Service	Investor A	Investor B	Investor C	Class R1

0.89%	1.17%	1.37%	2.14%	2.14%	1.81%

[1]	There were no shares outstanding as of March 31, 2012.

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2013 unless approved by the Board, including a majority of the Independent Trustees. These amounts are included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statement of Operations. For the six months ended March 31, 2012, the Manager waived $9,044 of investment advisory fees which are included in fees waived by advisor. Class specific expense waivers or reimbursements are as follows:

	Share Classes

	Institutional	Service	Total

Administration Fees Waived	$5,144	$215	$5,359
Transfer Agent Fees Waived	$329	$50	$379
Transfer Agent Fees Reimbursed	$2,906	$398	$3,304

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations. For the six months ended March 31, 2012, the Manager waived $26,073.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The

Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On March 31, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring September 30,

2012	2013	2014

$14,357	$14,019	$9,042

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee

Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended March 31, 2012, the following table shows the class specific service and distribution fees borne directly by each class of the Fund:

Share Classes

Service	Investor A	Investor B	Investor C	Total

$ 2,155	$488,510	$149,379	$434,097	$1,074,141

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	39

Notes to Financial Statements (continued)

For the six months ended March 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $13,836.

For the six months ended March 31, 2012, affiliates received CDSCs relating to transactions in Investor A, Investor B, and Investor C Shares of $724, $10,486 and $6,427, respectively.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2012, the Fund paid $11,139 to the Manager in return for these services, which are included in transfer agent – class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2012, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statement of Operations:

		Share Classes

Institutional	Service	Investor A	Investor B	Investor C	Total

$334	$50	$20,545	$2,784	$2,265	$25,978

For the six months ended March 31, 2012, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

		Share Classes

Institutional	Service	Investor A	Investor B	Investor C	Total

$31,689	$1,897	$338,685	$44,248	$58,969	$475,488

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class which are included in administration fees waived – class specific in the Statement of Operations. For the six months ended March 31, 2012, the Fund paid $189,577 to the Manager in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Statement of Operations.

For the six months ended March 31, 2012, the following table shows the administration fees – class specific borne directly by each class of the Fund:

		Share Classes

Institutional	Service	Investor A	Investor B	Investor C	Total

$5,144	$215	$48,851	$3,735	$10,852	$68,797

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (the “BIM”) as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund on the reinvestment of cash collateral is shown as securities lending – affiliated in the Statement of Operations. For the six months ended March 31, 2012, BIM received $16,660 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended March 31, 2012, were $721,603,882 and $801,638,862, respectively.

Purchases and sales of US government securities for the six months ended March 31, 2012, were $315,755,990 and $306,669,733, respectively.

Purchases and sales of mortgage dollar rolls for the six months ended March 31, 2012, were $419,585,162 and $419,819,811, respectively.

40	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Notes to Financial Statements (continued)

Transactions in options written for the six months ended March 31, 2012, were as follows:

	Calls			Puts

	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of period	62	16,550	$290,810	–	26,705	$357,923
Options written	169	25,735	701,062	383	63,211	1,496,764
Options expired	(99)	(14,685)	(213,067)	(29)	(37,787)	(497,569)
Options closed	(132)	(23,900)	(669,797)	(354)	(27,329)	(1,061,823)

Outstanding options, end of period	–	3,700	$109,008	–	24,800	$295,295

5. Income Tax Information:

As of March 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$567,867,719

Gross unrealized appreciation	$51,997,094
Gross unrealized depreciation	(6,200,509)

Net unrealized appreciation	$45,796,585

6. Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended March 31, 2012.

For the six months ended March 31, 2012, the Fund’s daily average amount of transactions considered as borrowings from reverse repurchase agreements and treasury rolls transactions was approximately $52,844,009 and the daily weighted average interest rates were 0.01%.

7. Concentration, Market and Credit Risk:

The Fund invested a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	41

Notes to Financial Statements (concluded)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount

Institutional

Shares sold	486,813	$ 7,012,021	767,577	$ 11,749,107
Shares issued in reinvestment of dividends	78,331	1,107,350	53,454	816,733
Shares redeemed	(787,227)	(11,448,224)	(683,594)	(10,429,065)

Net increase (decrease)	(222,083)	$ (3,328,853)	137,437	$ 2,136,775

Service

Shares sold	2,834	$ 41,446	34,908	$ 535,953
Shares issued in reinvestment of dividends	3,024	42,639	1,860	28,363
Shares redeemed	(10,076)	(144,604)	(32,736)	(492,985)

Net increase (decrease)	(4,218)	$ (60,519)	4,032	$ 71,331

Investor A

Shares sold and automatic conversion of shares	1,484,028	$ 21,736,882	3,114,748	$ 47,609,574
Shares issued in reinvestment of dividends	685,616	9,666,578	456,769	6,944,504
Shares redeemed	(2,281,104)	(33,512,690)	(4,078,562)	(62,130,535)

Net decrease	(111,460)	$ (2,109,230)	(507,045)	$ (7,576,457)

Investor B

Shares sold	18,088	$ 265,082	55,091	$ 828,679
Shares issued in reinvestment of dividends	48,979	682,990	27,249	406,173
Shares redeemed and automatic conversion of shares	(600,448)	(8,777,810)	(1,295,998)	(19,544,899)

Net decrease	(533,381)	$ (7,829,738)	(1,213,658)	$(18,310,047)

Investor C

Shares sold	596,196	$ 8,558,405	1,040,589	$ 15,590,367
Shares issued in reinvestment of dividends	135,848	1,884,050	60,569	904,720
Shares redeemed	(627,711)	(9,082,134)	(1,177,536)	(17,588,420)

Net increase (decrease)	104,333	$ 1,360,321	(76,378)	$ (1,093,333)

Total net decrease	(766,809)	$(11,968,019)	(1,655,612)	$(24,771,731)

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

42	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Ira P. Shapiro, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	43

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

44	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012	45

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund

BlackRock Global Dividend Income Portfolio†

BlackRock Global Dynamic Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Multi-Sector Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock US Mortgage Portfolio

BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

  † Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

46	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2012

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

AA-3/12-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not

Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) –	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –      Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: June 4, 2012

3